As filed with the U.S. Securities and Exchange Commission on April 29, 2008

File No. 2-77284 (811-03459)

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 60	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 40	☒

PENN SERIES FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive Offices)

Registrant’s Telephone Number: 215-956-8000

PETER M. SHERMAN

President

Penn Series Funds, Inc.

Philadelphia, Pennsylvania 19172

(Name and Address of Agent for Service)

Copy to:

MICHAEL BERENSON

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph a (1) of Rule 485
☐	on [date] pursuant to paragraph (a) (1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on [date] pursuant to paragraph (a)(2) of Rule 485

PROSPECTUS — MAY 1, 2008

PENN SERIES FUNDS, INC.

600 Dresher Road, Horsham, PA 19044 - Telephone 800-523-0650

MONEY MARKET FUND

LIMITED MATURITY BOND FUND

QUALITY BOND FUND

HIGH YIELD BOND FUND

FLEXIBLY MANAGED FUND

GROWTH STOCK FUND

LARGE CAP VALUE FUND

LARGE CAP GROWTH FUND

INDEX 500 FUND

MID CAP GROWTH FUND

MID CAP VALUE FUND

STRATEGIC VALUE FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

INTERNATIONAL EQUITY FUND

REIT FUND

LARGE CORE GROWTH FUND

LARGE CORE VALUE FUND

SMID CAP GROWTH FUND

SMID CAP VALUE FUND

EMERGING MARKETS EQUITY FUND

SMALL CAP INDEX FUND

DEVELOPED INTERNATIONAL INDEX FUND

BALANCED FUND

AGGRESSIVE ALLOCATION FUND

MODERATELY AGGRESSIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

MODERATELY CONSERVATIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Penn Series Funds, Inc. (“Penn Series” or the “Company”) is an investment company that provides investment options for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”).  Shares of each Fund (as defined below) may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans.  Penn Series offers 29 different portfolios (each, a “Fund” and, collectively, the “Funds”) advised by Independence Capital Management, Inc. (“ICMI”) and, in the case of certain Funds, sub-advised by T. Rowe Price Associates, Inc., ABN AMRO Asset Management, Inc., Lord, Abbett & Co. LLC, Heitman Real Estate Securities LLC, Goldman Sachs Asset Management, L.P., Vontobel Asset Management, Inc., Bjurman, Barry & Associates, Neuberger Berman Management Inc., Turner Investment Partners, Inc., Wells Capital Management Incorporated, Eaton Vance Management, AllianceBernstein L.P., Van Kampen Asset Management and SSgA Funds Management, Inc.

MANAGEMENT	94

Investment Adviser	94

Sub-Advisers	96

Expenses and Limitations	101

ACCOUNT POLICIES	103

Purchasing and Selling Fund Shares	103

Frequent Trading Policies & Risks	104

How the Funds Calculate NAV	105

Portfolio Holdings Information	105

Dividends and Distributions	106

Taxes	106

FINANCIAL HIGHLIGHTS	107

INVESTMENT SUMMARY:  MONEY MARKET FUND

Investment Adviser	Independence Capital Management, Inc.

Investment Objective	The investment objective of the Fund is to preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith.

Investment Strategy

The Fund will invest in a diversified portfolio of high-quality money market instruments, which are rated within the two highest credit categories assigned by recognized rating organizations or, if not rated, are of comparable investment quality as determined by the Adviser.  Investments include commercial paper, U.S. Treasury securities, bank certificates of deposit and repurchase agreements.  The Adviser looks for money market instruments that present minimal credit risks.  Important factors in selecting investments include a company’s profitability, ability to generate funds, capital adequacy, and liquidity of the investment.  The Fund will invest only in securities that mature in 397 days or less, as calculated in accordance with applicable law.  The Fund’s policy is to seek to maintain a stable price of $1.00 per share.

Risks of Investing

The Fund may be appropriate for investors who want to minimize the risk of loss of principal and maintain liquidity of their investment, and at the same time receive a return on their investment.  The Fund follows strict rules about credit risk, maturity and diversification of its investments.  However, although the Fund seeks to preserve the value of your investment in shares of the Fund at $1.00 per share, there is no guarantee, and it is still possible to lose money.  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
1.57%	0.15%
(12/31/00)	(12/31/05)

Average Annual Total Return (for Periods Ended December 31, 2007)

Money Market Fund
1 Year	4.98%
5 Years	2.84%
10 Years	3.54%

The current yield of the Money Market Fund for the seven-day period ended December 31, 2007 was 4.70%.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.20%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.50%*

*                 The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial  highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$51
3 Years	$160
5 Years	$280
10 Years	$628

INVESTMENT SUMMARY:  LIMITED MATURITY BOND FUND

Investment Adviser	Independence Capital Management, Inc.

Investment Objective	The investment objective of the Fund is to provide the highest available current income consistent with liquidity and low risk to principal; total return is secondary.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  The Fund will invest primarily in short- to intermediate-term investment grade debt securities (those securities rated BBB or above by S&P or Baa or above by Moody’s (or determined to be of equivalent quality by the Adviser)) of the U.S. government and corporate issuers.  In addition, the Fund may invest in convertible securities.  The Adviser uses an active bond management approach.  It seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors.  With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace.  The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities).  The Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets.  The Adviser will sell a security when it believes that the security has been fully priced.  The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

Duration: The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates.  Typically, with a 1% rise in interest rates, an investment’s value may be expected to fall approximately 1% for each year of its duration.  Although the Fund may invest in securities of any duration, under normal circumstances it maintains an average portfolio duration of one to three years.

Quality: The Fund will invest primarily in investment grade debt securities and no more than 10% of its assets in “junk bonds,” which are those rated below BBB by S&P and those rated below Baa by Moody’s (or determined to be of equivalent quality by the Adviser).

Sectors:  The Fund will invest primarily in corporate bonds and U.S. government bonds, including mortgage-backed and asset-backed securities.

Turnover:  Because the Adviser will look for inefficiencies in the market and sell when it feels a security is fully priced, portfolio turnover can be expected to be relatively high, which may result in increased transaction costs and may lower fund performance.

Risks of Investing

An investment in the Fund may be appropriate for investors who are seeking the highest current income consistent with liquidity and low risk to principal available through an investment in investment grade debt.  The Fund’s value will change primarily with the changes in the prices of fixed income securities (e.g., bonds) held by the Fund.  The value of fixed income securities will vary inversely with changes in interest rates.  A decrease in interest rates will generally result in an increase in value of the Fund.  Conversely, during periods of rising interest rates, the value of the Fund will generally decline.  Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes.  A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration.  Although the Fund may invest in securities of any duration, under normal circumstances it maintains an average portfolio duration of one to three years.

Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations.  Investing in junk bonds involves additional risks, including credit risk.  Junk bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.  These issuers are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest and principal payments.  In addition, prices of junk bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.

The Fund will be subject to the risk that its bonds may be paid off earlier or later than expected.  Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.  In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.  This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.  The privately issued mortgage-backed securities in which the Fund may invest are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.  Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above.  Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price.  Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.  Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer.  The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.  Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is discussed above.

As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
2.82%	(1.39)%
(09/30/02)	(06/30/04)

Average Annual Total Return (for Periods Ended December 31, 2007)

	Limited Maturity Bond Fund	Citigroup Treasury/Agency 1 to 5 Year Index(1)
1 Year	5.22%	7.96%
5 Years	3.41%	3.41%
Since May 1, 2000(2)	4.83%	5.32%

(1)          The Citigroup Treasury/Agency 1 to 5 Year Index is an unmanaged index that is a widely recognized benchmark of the market performance of short- to intermediate-term bonds.  The index is a passive measure of bond market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

(2)          Inception date of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.01	%*
Total Annual Fund Operating Expenses	0.61	%**

*                      “Acquired Fund Fees and Expenses” reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the calendar (fiscal) year 2007.

**                The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial  highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$62
3 Years	$195
5 Years	$340
10 Years	$762

INVESTMENT SUMMARY:  QUALITY BOND FUND

Investment Adviser	Independence Capital Management, Inc.

Investment Objective	The Fund seeks the highest income over the long term that is consistent with the preservation of principal.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund will invest primarily in marketable investment grade debt securities (those securities rated BBB or above by S&P or Baa or above by Moody’s (or determined to be of equivalent quality by the Adviser)).  In addition, the Fund may invest in convertible securities.  The portfolio manager heads up a team of analysts that uses an active bond-management approach.  The Adviser seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors.  With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace.  The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities).  In addition, the Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets.  The Adviser will sell a security when it believes that the security has been fully priced.  The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

Duration:  The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates.  Typically, with a 1% rise in interest rates, an investment’s value may be expected to fall approximately 1% for each year of its duration.  Duration is set for the portfolio generally between 3.5 and 5.5 years, depending on the interest rate outlook.

Quality:  The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in “junk bonds,” which are those rated below BBB by S&P and those rated below Baa by Moody’s (or determined to be of equivalent quality by the Adviser).

Sectors:  The Fund will invest primarily in the following sectors:  corporate bonds, U.S. government bonds, U.S. government agency securities, commercial paper, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities.

Turnover:  Because the portfolio management team looks for inefficiencies in the market and will sell when they feel a security is fully priced, portfolio turnover can be relatively high, which may result in increased transaction costs and may lower fund performance.  The Fund’s annual portfolio turnover rates for 2007, 2006, and 2005 were 55%, 139%, and 610%, respectively.

Risks of Investing

An investment in the Fund may be appropriate for investors who are seeking investment income and preservation of principal.  The Fund’s value will change primarily with the changes in the prices of the fixed income securities (e.g., bonds) held by the Fund.  The value of the fixed income securities will vary inversely with changes in interest rates.  A decrease in interest rates will generally result in an increase in value of the Fund.  Conversely, during periods of rising interest rates, the value of the Fund will generally decline.  Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes.  A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. Duration is set for the portfolio generally between 3.5 and 5.5 years, depending on the interest rate outlook.

Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations.  Investing in junk bonds involves additional risks, including credit risk.  Junk bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.  These issuers are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest and principal payments.  In addition, prices of junk bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.

The Fund will be subject to the risk that its bonds may be paid off earlier or later than expected.  Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.  In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.  This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.  The privately issued mortgage-backed securities in which the Fund may invest are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.  Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above.  Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security.  In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price.  Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.  Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer.  The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.  Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is discussed above.

As with investing in other securities whose prices increase and decrease in market value, loss of money is a risk of investing in the Fund.

Performance Information:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
5.53%	(2.23)%
(09/30/98)	(06/30/04)

Average Annual Total Return (for Periods Ended December 31, 2007)

	Quality Bond Fund	Citigroup Broad Investment Grade Bond Index(1)
1 Year	6.33%	7.22%
5 Years	4.96%	4.55%
10 Years	6.07%	6.03%

(1)          The Citigroup Broad Investment Grade Bond Index is an unmanaged index that is a widely recognized benchmark of general investment grade bond performance.  The index is a passive measure of bond market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.33%
Distribution (12b-1) Fees	None
Other Expenses	0.27%
Total Annual Fund Operating Expenses	0.60%*

*                 The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial  highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$61
3 Years	$192
5 Years	$335
10 Years	$750

INVESTMENT SUMMARY:  HIGH YIELD BOND FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	T. Rowe Price Associates, Inc.

Investment Objective	The investment objective of the Fund is to realize high current income.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in a widely diversified portfolio of high yield corporate bonds, often called “junk bonds,” income-producing convertible securities and preferred stocks.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  High yield bonds are rated below investment grade (BB and lower by S&P and Ba and lower by Moody’s or determined to be of equivalent quality by the Sub-Adviser) and generally provide high income in an effort to compensate investors for their higher risk of default, that is the failure to make required interest or principal payments.  High yield bond issuers include U.S. and foreign issuers, small or relatively new companies lacking the history or capital to merit investment-grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.  The Fund’s dollar-weighted average maturity generally is expected to be in the six- to twelve-year range.  In selecting investments for the Fund, the Sub-Adviser relies extensively on its research analysts.  When the Sub-Adviser’s outlook for the economy is positive, it may purchase slightly lower rated bonds in an effort to secure additional income and appreciation potential.  When the Sub-Adviser’s outlook for the economy is less positive, the Fund may gravitate toward higher rated junk bonds.  The Fund may also invest in other securities, including futures and options, as well as loan assignments and participations, in keeping with its objective.  In pursuing the investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain.  These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.  The Fund may sell holdings for a variety of reasons, such as to adjust a portfolio’s average maturity or quality, or to shift assets into higher yielding securities or to reduce marginal quality securities.

Risks of Investing:

An investment in the Fund may be appropriate for long-term, risk-oriented investors who are willing to accept the greater risks and uncertainties of investing in high yield bonds in the hope of earning high current income. The Fund’s value will change primarily with changes in the prices of the bonds held by the Fund.  The value of bonds will vary inversely with changes in interest rates.  A decrease in interest rates will generally result in an increase in value of the Fund.  Conversely, during periods of rising interest rates, the value of the Fund will generally decline.  Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes.

Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations.  Investing in high yield bonds involves additional risks, including credit risk.  The value of high yield, lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions.  Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.  These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments.  Therefore, the Fund’s credit risk increases when the U.S. economy slows or enters a recession.  The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality securities, which react primarily to the general level of interest rates.  In addition, the trading market for lower quality bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain high yield bond issues can cause substantial price swings.  As a result, the price at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task.  Because better-quality junk bonds follow the higher grade bond market to some extent, if the Fund focuses on BB-rated bonds (i.e., better-quality junk bonds), the Fund may be more vulnerable to interest rate risk as compared to credit risk.  However, if the Fund’s focus is on bonds rated B and below (i.e., lower-quality junk bonds), the Fund may be more vulnerable to credit risk as compared to interest rate risk.

The Fund will be subject to the risk that its bonds may be paid off earlier or later than expected.  Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.  In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.  This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

The Fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price.  Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.  Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer.  The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.  Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is discussed above.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend.  Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock.  Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

The Fund may use derivatives (including futures and options) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
7.38%	(4.48)%
(06/30/03)	(09/30/98)

Average Annual Total Return (for Periods Ended December 31, 2007)

	High Yield Bond Fund	CS First Boston Global High Yield Index(1)
1 Year	3.57%	2.66%
5 Years	9.87%	10.97%
10 Years	6.41%	6.10%

(1)          The CS First Boston Global High Yield Index is a widely recognized benchmark of high yield bond performance.  The index is a passive measure of bond market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.84%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$86
3 Years	$268
5 Years	$466
10 Years	$1,037

INVESTMENT SUMMARY:  FLEXIBLY MANAGED FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	T. Rowe Price Associates, Inc.

Investment Objective:	The investment objective of the Fund is to maximize total return (capital appreciation and income).

Investment Strategy

The Fund invests primarily in common stocks of established U.S. companies that it believes have above-average potential for capital growth.  Common stocks typically constitute at least half of total assets.  The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, foreign securities, futures and options, in keeping with the Fund’s objective.  The Fund’s investments in common stocks generally fall into one of two categories.  The larger category comprises long-term core holdings that the Sub-Adviser considers to be underpriced in terms of company assets, earnings, or other factors at the time they are purchased.  The smaller category comprises opportunistic investments whose prices the Sub-Adviser expects to rise in the short term, but not necessarily over the long term.  Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a “value approach” in selecting investments.  Its in-house research team seeks to identify companies that seem under-valued by various measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital appreciation.  The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.

The Fund’s approach differs from that of many other stock funds.  The Sub-Adviser works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines.  In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities.  The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund’s cash reserve may reflect the Sub-Adviser’s ability to find companies that meet valuation criteria rather than its market outlook.  Bonds and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations.  There is no limit on the Fund’s investments in convertible securities.  In pursuing the investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain.  These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.  The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Risks of Investing:

An investment in the Fund may be appropriate for investors who are seeking a relatively conservative approach to investing for total return and are willing to accept the risks and uncertainties of investing in common stocks and bonds.  The Fund’s value will change primarily with changes in the prices of the securities held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  Because of its “value” style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

If the Fund has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Fund than would be the case with a more diversified fund.  A sizable cash or fixed income position may hinder the Fund from participating fully in a strong, rapidly rising bull market.

The value of bonds will vary inversely with changes in interest rates.  A decrease in interest rates will generally result in an increase in value of the Fund’s bonds.  Conversely, during periods of rising interest rates, the value of the Fund’s bonds will generally decline.  Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes.  Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations.

The Fund will be subject to the risk that its bonds may be paid off earlier or later than expected.  Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.  In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.  This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

The Fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price.  Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.  Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer.  The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.  Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is discussed above.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend.  Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock.  Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The Fund may use derivatives (including futures and options) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
14.45%	(8.84)%
(06/30/03)	(09/30/02)

Average Annual Total Return (for Periods Ended December 31, 2007)

	Flexibly Managed Fund	S&P 500 Index(1)
1 Year	4.47%	5.49%
5 Years	14.90%	12.83%
10 Years	11.97%	5.91%

(1) The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general stock market performance.  The index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.83%*

*            A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. This reimbursement had no material effect on the operating expenses of the Fund borne by investors in the calendar (fiscal) year 2007.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$85
3 Years	$265
5 Years	$460
10 Years	$1,025

INVESTMENT SUMMARY:  GROWTH STOCK FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	T. Rowe Price Associates, Inc.

Investment Objective:	The investment objective of the Fund is to achieve long-term growth of capital and increase of future income.

Investment Strategy

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of a diversified group of growth companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  The Fund will invest primarily in common stocks of well established companies that the Sub-Adviser believes have long-term growth potential.  In selecting the Fund’s investments, the Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.  The Sub-Adviser’s approach looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.  The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.  The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain.  Those special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 30% of total assets), futures, and options, in keeping with Fund objectives.

Risks of Investing:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average long-term growth of capital and income.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  By investing in the common stocks of larger, well established companies, the Sub-Adviser seeks to avoid some of the volatility associated with investment in smaller, less well established companies.  Growth stocks can be volatile for several reasons.  Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market.  The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues.  If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.  Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. The Fund is also subject to the risk that its principal market segment, growth companies, may underperform compared to other market segments or the equity markets as a whole.

The Fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

The Fund may use derivatives (including futures and options) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The information presented prior to August 1, 2004, represents the performance of Independence Capital Management, Inc., the Fund’s current investment adviser.  Since August 1, 2004, T. Rowe Price Associates, Inc. has been responsible for the Fund’s day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
27.93%	(21.47)%
(12/31/99)	(12/31/00)

Average Annual Total Return (for Periods Ended December 31, 2007)

	Growth Stock Fund	Russell 1000 Growth Index(1)
1 Year	9.16%	11.81%
5 Years	10.48%	12.11%
10 Years	1.17%	3.83%

(1)          The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract.  These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.63%
Distribution (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.94%*

*            A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses.  This reimbursement had no material effect on the operating expenses of the Fund borne by investors in the calendar (fiscal) year 2007.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$96
3 Years	$300
5 Years	$520
10 Years	$1,155

INVESTMENT SUMMARY:  LARGE CAP VALUE FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	Lord, Abbett & Co. LLC

Investment Objective:	The investment objective of the Fund is to maximize total return (capital appreciation and income).

Investment Strategy:

The Fund primarily invests in equity securities of large, seasoned U.S. and multinational companies that the Sub-Adviser believes are undervalued.  Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  For this Fund, large capitalization companies are those with market capitalizations, at the time of purchase, that fall within the market capitalization range of companies in the Russell 1000 Index.  Equity securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (“ADRs”), and similar instruments.  The Sub-Adviser considers multinational companies to be companies that conduct their business operations and activities in more than one country.  The Sub-Adviser also considers seasoned companies to be established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.  In selecting investments for the Fund, the Sub-Adviser seeks to invest in securities selling at reasonable prices in relation to its assessment of their potential value.  The Sub-Adviser generally sells a security when it thinks the security seems less likely to benefit from the current market and/or economic environment, shows deteriorating fundamentals, or has reached the Sub-Adviser’s valuation target.  In addition, the Fund may also invest up to 10% of its net assets in foreign securities.  The Fund’s investments in ADRs are not subject to this limitation.  The Fund may, but is not required to, undertake hedging activities and may invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

Risks of Investing:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average total return.  The Fund’s value will change primarily with changes in the prices of the common stocks held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  Because of its “value” style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.  In addition, the Fund is subject to the risk that its principal market segment, large capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.

The Fund’s investments in securities of foreign issuers and ADRs involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price.  Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.  Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer.  The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.  Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is the risk that an issuer or guarantor of a security may fail to make timely principal or interest payments or otherwise honor its obligations.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend.  Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock.  Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They represent the performance of the Fund’s previous managers for the period prior to August 1, 2004.  Since August 1, 2004, Lord, Abbett & Co. LLC has been responsible for the Fund’s day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
17.98%	(19.52)%
(06/30/03)	(09/30/02)

Average Annual Total Return (for Periods Ended December 31, 2007)

	Large Cap Value Fund	Russell 1000 Value Index(1)
1 Year	3.73%	(0.17)%
5 Years	12.75%	14.63%
10 Years	6.35%	7.68%

(1) The Russell 1000 Value Index is a widely-recognized, capitalization-weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.88	%*,**

*                 A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses.  After this reimbursement, direct expenses borne by investors in calendar (fiscal) year 2007 were 0.86% of net assets of the Fund.  This amount does not include expenses incurred indirectly by the Fund through its investments in other investment companies.

**          The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial  highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$90
3 Years	$281
5 Years	$488
10 Years	$1,084

INVESTMENT SUMMARY:  LARGE CAP GROWTH FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	ABN AMRO Asset Management, Inc.

Investment Objective:	The investment objective of the Fund is to achieve long-term growth of capital (capital appreciation).

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  For this Fund, large capitalization companies are those with market capitalizations above $3 billion at the time of purchase by the Fund, although this market capitalization threshold may vary in response to changes in the market.  The Sub-Adviser uses a bottom-up approach and invests in a combination of securities that offer potential for growth, including primarily large cap dividend and non-dividend paying common stocks, preferred stocks and convertible securities. The Sub-Adviser then identifies stocks of companies with the following characteristics compared to the S&P 500 Index averages:  higher sales and operating earnings growth, more stable earnings growth rates, lower debt-to-capital ratio and higher return on equity.  The Sub-Adviser will also consider the quality of company management and the strength of the company’s position among its competitors.  Additionally, the Sub-Adviser will assess the long-term economic outlook and the risk/return of securities in allocated investments among industry sectors.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above average long-term growth of capital.  The Fund’s value will change primarily with changes in the prices of the common stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.

In general, common stocks are more volatile than other investments, such as fixed income securities.  Growth stocks can be volatile for several reasons.  Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market.  The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues.  If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.  Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.  The Fund is also subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price.  Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.  Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer.  The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.  Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is the risk that an issuer or guarantor of a security may fail to make timely principal or interest payments or otherwise honor its obligations.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend.  Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock.  Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They represent the performance of the Fund’s previous manager for the period prior to August 1, 2004.  Since August 1, 2004, ABN AMRO Asset Management, Inc. has been responsible for the Fund’s day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
15.36%	(5.99)%
(06/30/03)	(06/30/06)

Average Annual Total Return (for Periods Ended December 31, 2007)

	Large Cap Growth Fund	Russell 1000 Growth Index(1)
1 Year	4.71%	11.81%
5 Years	8.44%	12.11%
Since May 1, 2002(2)	4.24%	6.48%

(1)          The Russell 1000 Growth  Index is a widely-recognized, capitalization-weighted index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

(2)          Inception date of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.87%*

*                  A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses.  After this reimbursement, expenses borne by investors in calendar (fiscal) year 2007 were 0.83% of net assets of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$89
3 Years	$278
5 Years	$482
10 Years	$1,073

INVESTMENT SUMMARY:  INDEX 500 FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	Wells Capital Management Incorporated

Investment Objective:	The Fund’s investment objective is total return (capital appreciation and income) which corresponds to that of the Standard & Poor’s Composite Index of 500 stocks.

Investment Strategy

The Fund invests at least 80% of its net assets in securities listed in the S&P 500 Index which is comprised of 500 selected securities (mostly common stocks).  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  Under normal circumstances, however, the Fund intends to invest substantially of its assets in securities included in the S&P 500 Index.  The Sub-Adviser does not actively manage the Fund’s assets using traditional investment analysis.  Instead, the Sub-Adviser invests in each company in the S&P 500 Index in proportion to its weighting in the Index.  In this manner, the Sub-Adviser attempts to match the return of the S&P 500 as closely as possible.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the uncertainties of investing in common stocks in the hope of earning a return consistent with the S&P 500 Index.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  The Fund is also subject to the risk that the performance of the Fund may not correlate to that of the S&P 500 Index.  In addition, the Fund is subject to the risk that the securities that comprise the S&P 500 may underperform other market segments or the equity markets as a whole.  As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
15.36%	(17.23)%
(06/30/03)	(09/30/02)

Average Annual Total Return (for Periods Ended December 31, 2007)

	Index 500 Fund	S&P 500 Index(1)
1 Year	5.09%	5.49%
5 Years	12.44%	12.83%
Since May 1, 2000(2)	1.54%	1.84%

(1)          The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general stock market performance.  The index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

(2)   Inception date of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.07%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.35%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$36
3 Years	$113
5 Years	$197
10 Years	$443

INVESTMENT SUMMARY:  MID CAP GROWTH FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	Turner Investment Partners, Inc.

Investment Objective:	The investment objective of the Fund is to maximize capital appreciation.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  Mid-cap companies have market capitalization in the range of those companies included in the Russell Mid Cap Index.  The Fund will invest in securities of U.S. companies that the Sub-Adviser believes have strong earnings growth potential and that are diversified across economic sectors.  The Fund will attempt to maintain sector concentrations that approximate those of the Russell Mid Cap Growth Index.  The Fund’s exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Russell Mid Cap Growth Index.  Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average capital appreciation.  The Fund’s value will change primarily with the changes in prices of the common stocks held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks.  In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, the prices of mid-cap stocks may be more volatile than investments in larger, more established companies.  In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.

Growth stocks can be volatile for several reasons.  Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market.  The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues.  If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.  Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
25.80%	(32.07)%
(12/31/01)	(09/30/01)

Average Annual Total Return (for Periods Ended December 31, 2007)

	Mid Cap Growth Fund	Russell Mid Cap Growth Index(1)
1 Year	25.15%	11.43%
5 Years	20.11%	17.90%
Since May 1, 2000(2)	0.76%	0.83%

(1)          The Russell Mid Cap Growth Index is a capitalization-weighted index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

(2)   Inception date of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.01	%*,**

*           A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses.  After this reimbursement, direct expenses borne by investors in calendar (fiscal) year 2007 were 0.97% of net assets of the Fund.  This amount does not include expenses incurred indirectly by the Fund through its investments in other investment companies.

**    The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial  highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$103
3 Years	$322
5 Years	$558
10 Years	$1,236

INVESTMENT SUMMARY:  MID CAP VALUE FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	Neuberger Berman Management Inc.

Investment Objective:	The investment objective of the Fund is to achieve growth of capital.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  Mid-cap companies have capitalization in the range of the Russell Mid Cap Index.  In selecting individual securities, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued.  To identify these companies, the Sub-Adviser looks for strong business fundamentals, consistent cash flow, and a sound track record through all phases of the market cycle.  The Sub-Adviser may also consider the company’s position relative to competitors, a high level of stock ownership among management and a recent sharp decline in the stock price that appears to be the result of a short-term market over-reaction to negative news.  The Sub-Adviser generally considers selling a stock when it reaches the Sub-Adviser’s target price, when it fails to perform as expected, or when other opportunities appear more attractive.  The Sub-Adviser seeks to reduce risk by diversifying among many companies and industries.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.  The Fund’s value will change primarily with the changes in prices of the common stocks held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks.  In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, the prices of mid-cap stocks may be more volatile than investments in larger, more established companies.  Because of its “value” style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.  In addition, the Fund is subject to the risks that its principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.  As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
15.02%	(14.30)%
(06/30/03) and (12/31/03)	(09/30/02)

Average Annual Total Return (for Periods Ended December 31, 2007)

	Mid Cap Value Fund	Russell Mid Cap Value Index(1)
1 Year	3.77%	(1.42)%
5 Years	16.96%	17.92%
Since May 1, 2000(2)	11.97%	12.56%

(1)          The Russell Mid Cap Value Index measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

(2)          Inception date of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.83%*

*                 A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses.  After this reimbursement, expenses borne by investors in calendar (fiscal) year 2007 were 0.79% of net assets of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$85
3 Years	$265
5 Years	$460
10 Years	$1,025

INVESTMENT SUMMARY:  STRATEGIC VALUE FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	Lord, Abbett & Co. LLC

Investment Objective:	The investment objective of the Fund is to achieve capital appreciation.

Investment Strategy

Under normal conditions, the Fund invests its net assets primarily in equity securities of mid-cap companies with market capitalizations that generally fall within the market capitalization range of companies in the Russell Mid Cap Index, a widely used benchmark for mid-cap stock performance, as of its most recent reconstitution.  Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks and warrants.  In selecting investments, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued.  Generally, the Sub-Adviser, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement.  To identify these companies, the Sub-Adviser looks for changes in economies and financial environment, new or improved products or services, new or rapidly expanding markets, changes in management or structure of the company, price increases for a company’s products or services, improved efficiencies resulting from new technologies or changes in distribution and changes in government regulation, political climate or competitive condition.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.  The Fund’s value will change primarily with the changes in prices of the common stocks held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.

In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks.  In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, the prices of mid-cap stocks may be more volatile than investments in larger, more established companies.  Because of its “value” style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.  In addition, the Fund is subject to the risks that its principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price.  Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.  Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer.  The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.  Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is the risk that an issuer or guarantor of a security may fail to make timely principal or interest payments or otherwise honor its obligations.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend.  Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock.  Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
15.52%	(7.96)%
(06/30/03)	(03/31/03)

Average Annual Total Return (for Periods Ended December 31, 2007)

	Strategic Value Fund	Russell Mid Cap Value Index(1)
1 Year	0.85%	(1.42)%
5 Years	13.75%	17.92%
Since May 1, 2002(2)	9.03%	12.10%

(1)         The Russell Mid Cap Value Index measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

(2)         Inception date of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.72%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.06	%*,**

*                 A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses.  After this reimbursement, direct expenses borne by investors in calendar (fiscal) year 2007 were 1.04% of net assets of the Fund.  This amount does not include expenses incurred indirectly by the Fund through its investments in other investment companies.

**          The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial  highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$108
3 Years	$337
5 Years	$585
10 Years	$1,294

INVESTMENT SUMMARY:  SMALL CAP GROWTH FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	Bjurman, Barry & Associates

Investment Objective:	The investment objective of the Fund is capital appreciation.

Investment Strategy

Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of small capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  For purposes of this policy, small capitalization companies have market capitalizations within the range of the Russell 2000 Growth Index.  In selecting the Fund’s investments, the Sub-Adviser seeks companies that have the potential, based on superior products or services, operating characteristics, and financial capabilities, for growth more rapid than the overall economy.  The Sub-Adviser considers a company’s rate of earnings growth and the quality of management, the return on equity, and the financial condition of the company.  In addition to these factors, the Sub-Adviser focuses on companies that enjoy a competitive advantage in the marketplace.  The Sub-Adviser’s approach emphasizes companies in those sectors of the economy that are experiencing rapid growth.  Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small cap growth companies in the hope of earning above-average capital appreciation.  The Fund’s value will change with changes in the prices of the investments held by the Fund.  The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks.  Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies.  Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group.  As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments.  In addition, the Fund is subject to the risk that its principal market segment, small capitalization small cap growth companies, may underperform compared to other market segments or the equity markets as a whole.  As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They represent the performance of the Fund’s previous manager for the period prior to August 1, 2004.  Since August 1, 2004, Bjurman, Barry & Associates has been responsible for the Fund’s day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
76.17%	(30.68)%
(12/31/99)	(09/30/01)

Average Annual Total Return (for Periods Ended December 31, 2007)

	Small Cap Growth Fund	Russell 2000 Growth Index(1)
1 Year	7.72%	7.05%
5 Years	12.80%	16.50%
10 Years	9.42%	4.32%

(1)          The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index with higher growth rates and price-to-book ratios.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.74%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses	1.02%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$104
3 Years	$325
5 Years	$563
10 Years	$1,248

INVESTMENT SUMMARY:  SMALL CAP VALUE FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	Goldman Sachs Asset Management, L.P.

Investment Objective:	The investment objective of the Fund is to seek capital appreciation.

Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.  The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price to book ratio and lower forecasted growth values.  Through fundamental proprietary research the Fund will attempt to take advantage of what the Sub-Adviser believes to be well-positioned cash generating businesses run by shareholder-orientated managements.  The Sub-Adviser will seek to buy these companies opportunistically at a price low enough to provide a healthy margin of safety.  Under normal circumstances, the Fund’s investment horizons for ownership of stocks will be two to three years.

Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its net assets plus any borrowings for investment purposes in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.  The Fund may, but is not required to, undertake hedging activities and may invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.  The Fund may invest in the aggregate up to 20% of its net assets plus any borrowings for investment purposes in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000 Value Index at the time of investment.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small-cap stocks in the hope of earning above-average capital appreciation.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  Because of its “value” style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks.  Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies.  Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group.  As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments.  These risks are even greater for the micro-cap companies that the Fund may own.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them.  Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements.  Micro-cap companies are even more vulnerable to adverse business and market developments.

The Fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

The Fund’s ability to achieve its goal will depend largely on the Sub-Adviser’s skill in selecting the Fund’s investments using its opportunistic approach.  In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may under perform compared to other market segments or the equity markets as a whole.  As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They represent the performance of the Fund’s previous managers for the period prior to August 1, 2004.  Since August 1, 2004, Goldman Sachs Asset Management, L.P. has been responsible for the Fund’s day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
31.40%	28.29%
(06/30/03)	(09/30/02)

Average Annual Total Return (for Periods Ended December 31, 2007)

	Small Cap Value Fund	Russell 2000 Value Index(1)
1 Year	(5.30)%	(9.78)%
5 Years	18.29%	15.80%
10 Years	8.66%	9.06%

(1)          The Russell 2000 Value Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index with lower forecasted growth values and lower price-to-book ratios.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.15%*

*           The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$117
3 Years	$365
5 Years	$633
10 Years	$1,398

INVESTMENT SUMMARY:  INTERNATIONAL EQUITY FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	Vontobel Asset Management, Inc.

Investment Objective:	The investment objective of the Fund is to achieve capital appreciation.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The countries include the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden, Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore. The Sub-Adviser employs bottom-up stock and business analysis to identify high-quality growth companies.  Typically, these companies tend to be well managed with the following attributes: consistent operating histories and financial performance; favorable long-term economic prospects; free cash flow generation; and competent management that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders.  The Sub-Adviser’s goal is to construct a portfolio of high-quality growth companies in the developed markets of Europe and the Pacific Basin.  With approximately 40-60 stocks, the Fund seeks to be well diversified and will have investments in at least 10 countries and 5 sectors at all times. The Fund may invest in securities of companies in emerging and developing markets.  The Fund may, but is not required to, undertake hedging activities and may invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of international investing in the hope of realizing capital appreciation while diversifying their investment portfolio.  The Fund’s value will change primarily with changes in the prices of the common stocks held by the Fund.  The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.

The Fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the

International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price.  Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.  Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer.  The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.  Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is the risk that an issuer or guarantor of a security may fail to make timely principal or interest payments or otherwise honor its obligations.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend.  Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock.  Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
32.31%	(18.69)%
(12/31/99)	(03/31/01)

Average Annual Total Return (for Periods Ended December 31, 2007)

	International Equity Fund	MSCI EAFE Index(1)
1 Year	20.05%	11.63%
5 Years	25.84%	22.08%
10 Years	11.15%	9.04%

(1) The Morgan Stanley Capital International EAFE Index is an unmanaged index that is a widely recognized benchmark of international equity performance.  The index is a passive measure of international equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	1.18%*

*                 A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses.  After this reimbursement, expenses borne by investors in calendar (fiscal) year 2007 were 1.16% of net assets of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$120
3 Years	$375
5 Years	$649
10 Years	$1,432

INVESTMENT SUMMARY:  REIT FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	Heitman Real Estate Securities LLC

Investment Objective:	The investment objective of the Fund is to achieve a high total return consistent with reasonable investment risks.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”).  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT may invest in real estate such as shopping centers, office buildings, apartment complexes, hotels and casinos.  In addition, the Fund may invest up to 20% of its total assets in equity securities of (i) companies not principally engaged in the real estate business, but which are engaged in businesses related to real estate, such as manufacturers and distributors of building supplies, financial institutions that make or service mortgages; and (ii) companies whose real estate assets are substantial relative to the companies’ stock market valuations, such as retailers, railroads and paper and forest products companies.  The Sub-Adviser seeks to buy securities that are selling at a discount to its underlying market value of the underlying real estate.  The Sub-Adviser will re-evaluate and consider selling securities that become overvalued or no longer contain these fundamental characteristics.  The Fund anticipates that approximately 10% to 15% of the REITs it holds may have operating histories of less than three years.

Risks of Investing:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of real estate and real estate related investing in the hope of realizing capital appreciation while diversifying their investment portfolio.  The prices of the securities held in the Fund will fluctuate.  Price movements may occur because of changes in the financial markets, the company’s individual situation or industry changes.  These risks are greater for companies with small or medium market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.  In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.  The Fund is concentrated, which means compared to a non-concentrated fund, it invests a higher percentage of its assets in the real estate sector of the market.  As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more that if the Fund did not concentrate its investments.  Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.  As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
16.34%	(13.06)%
(12/31/04)	(12/31/07)

Average Annual Total Return (for Periods Ended December 31, 2007)

	REIT Fund	DJ Wilshire Real Estate Securities Index(1)
1 Year	(17.87)%	(17.56)%
5 Years	17.67%	18.27%
Since May 1, 2002(2)	13.84%	14.92%

(1)         The DJ Wilshire Real Estate Securities Index is a broad, passive measure of the performance of publicly traded real estate securities, such as REITs.  The index is capitalization-weighted.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

(2)         Inception date of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.99%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$101
3 Years	$315
5 Years	$547
10 Years	$1,213

INVESTMENT SUMMARY:  LARGE CORE GROWTH FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	Wells Capital Management Incorporated

Investment Objective:	The investment objective of the Fund is to seek to achieve long-term growth of capital (capital appreciation).

Investment Strategy

The Fund attempts to achieve its investment objective by investing primarily in common and preferred stocks of large capitalization U.S. companies.  Under normal conditions, the Fund invests at least 80% of its net assets in securities of large capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  For this Fund, large capitalization companies are those with market capitalizations within the range of companies comprising the Russell 1000 Growth Index at the time of purchase.

The Fund invests principally in equity securities of large capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The Sub-Adviser employs a rigorous bottom-up research process to identify solid investment opportunities.  The Sub-Adviser seeks to construct a well diversified portfolio in order to reduce risk while enhancing return.

The Sub-Adviser may sell a security based on several factors, with valuation the key element.  The Sub-Adviser may sell a security if the investment reaches its target price, there is a change in the security’s fundamentals or when better investment opportunities emerge.

The Fund may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), shares of other investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), and cash instruments maturing in one year or less.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance.

Risks of Investing:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common and preferred stocks in the hope of achieving long-term growth of capital. The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.

Growth stocks can be volatile for several reasons.  Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market.  The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues.  If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.  Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

The Fund’s investments in securities of foreign issuers and ADRs involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

The Fund may purchase shares of other investment companies, including exchange traded-funds (ETF).  When the Fund invests in another investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. Therefore, it may be more costly to own shares of another investment company than to own the underlying securities directly.  While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.  In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract.  These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.56%
Distribution (12b-1) Fees	None
Other Expenses	0.27%*
Total Annual Fund Operating Expenses	0.83%
Less Fee Waivers	0.19%**
Net Annual Fund Operating Expenses	0.64%

*  “Other Expenses” are based on estimated amounts for the current fiscal year.

**  The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.64% of average daily net assets per year.  This agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses”.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$65
3 Years	$205

INVESTMENT SUMMARY:  LARGE CORE VALUE FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	Eaton Vance Management

Investment Objective:	The investment objective of the Fund is to seek total return.

Investment Strategy

The Fund invests primarily in value stocks of large capitalization companies.  Under normal conditions, the Fund invests at least 80% of its net assets in securities of large capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  For this Fund, large capitalization companies are those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index.  Value stocks are stocks that, in the opinion of the Sub-Adviser, are inexpensive or undervalued relative to the overall stock market.

The Fund primarily invests in dividend-paying stocks.  The Fund may also invest in fixed income securities, such as convertible debt securities, of any credit quality (including securities rated below investment grade (“junk bonds”)), real estate investment trusts and non-income producing stocks.  The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries.  The Fund at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, covered short sales and equity swaps) to protect against stock price, interest rate or currency rate declines (“hedging”), to enhance returns, or as a substitute for the purchase or sale of securities or currencies.

The Sub-Adviser may consider a company’s dividend prospects and estimates of a company’s net value when selecting securities.  The Sub-Adviser may sell a security when the Sub-Adviser’s price objective for the security is reached, the fundamentals of the company deteriorate, a security’s price falls below acquisition cost or to pursue more attractive investment options.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Risks of Investing:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning long-term growth of capital and income.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  Because of its “value” style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.  In addition, the Fund is subject to the risk that its principal market segment, large capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.

The Fund’s investments in securities of foreign issuers (including any American Depositary Receipts) involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.  It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund’s value will change with changes in the prices of the fixed income securities held by the Fund.  The value of fixed income securities vary inversely with changes in interest rates.  During periods of rising interest rates, the value of the Fund may decline.  Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes.  Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations.  Investing in junk bonds involves additional risks, including credit risk.  The value of these lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions.  Companies issuing junk bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.  These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments.  Therefore, the Fund’s credit risk increases when the U.S. economy slows or enters a recession.  The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality fixed income securities, which react primarily to the general level of interest rates.  In addition, the trading market for junk bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain junk bond issues can cause substantial price swings.  As a result, the price at which junk bonds can be sold may be adversely affected and valuing such junk bonds can be a difficult task.

The Fund will be subject to the risk that its bonds may be paid off earlier or later than expected.  Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.  In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.  This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.  In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.46%
Distribution (12b-1) Fees	None	%
Other Expenses	0.27	%*
Total Annual Fund Operating Expenses	0.73%
Less Fee Waivers	0.19	%**
Net Annual Fund Operating Expenses	0.54%

*  “Other Expenses” are based on estimated amounts for the current fiscal year.

**  The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.54% of average daily net assets per year.  This agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses”.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$55
3 Years	$173

INVESTMENT SUMMARY:  SMID CAP GROWTH FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	Wells Capital Management Incorporated

Investment Objective:	The investment objective of the Fund is to seek long-term returns.

Investment Strategy

The Fund attempts to achieve its investment objective by investing primarily in common stocks of small and medium capitalization U.S. companies.  Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  For this Fund, small and medium capitalization companies are those with market capitalizations within the range of companies comprising the Russell 2500 Growth Index at the time of purchase.  The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Sub-Adviser’s strategy seeks superior, long-term returns by identifying growth companies at an early or transitional stage of development, before the market discovers their potential. The Sub-Adviser employs a bottom-up investment approach applying original idea generation, fundamental research, and security analysis emphasizing growth companies at attractive valuations.  The Sub-Adviser’s approach emphasizes the predictability of earnings in order to seek to deliver superior investment results with controlled risk.  The Sub-Adviser’s process is designed to identify small to mid cap companies with earnings growing at greater than 20% on average.

The Sub-Adviser constructs the Fund’s portfolio using a two-tier process in order to concentrate holdings in the Sub-Adviser’s “best ideas.”  The Fund’s top tier is typically composed of 20-30 stocks typically comprising 40% to 50% of the Fund’s total assets.  These top tier stocks have proven their ability over time to deliver earnings in line with, or better than, the Sub-Adviser’s expectations.  The Fund’s primary tier is typically composed of 40-70 stocks typically comprising 50%-60% of the Fund’s total assets.  These smaller positions’ potential and other characteristics have met the Sub-Adviser’s initial due diligence criteria of accelerating earnings growth, strong business fundamentals, and attractive valuations versus peer groups.  Over time, stocks in the primary tier either join the top tier or are eliminated from the Fund’s portfolio.  The primary tier allows the Sub-Adviser to make investments in promising opportunities, while recognizing the need for confirmation of the research and seasoning.  The Sub-Adviser believes that the two-tiered approach allows for concentration in the Sub-Adviser’s best ideas, while at the same time maintaining prudent diversification.  The Sub-Adviser seeks to have the Fund broadly diversified across industry groups.

The Sub-Adviser will sell a security when it reaches its target price and when a more attractive investment opportunity is available and the Fund is fully invested.  If a security’s price falls 20% below cost (after adjustment for major market declines), the Sub-Adviser will review the security and, after such review, the security may be sold if the Sub-Adviser concludes that deteriorating fundamentals warrants the sale.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning long-term returns.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition, the Fund is subject to the risk that its principal market segment, small and medium capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.

Growth stocks can be volatile for several reasons.  Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market.  The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues.  If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.  Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange.  Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies.  As a result, the prices of the smaller companies owned by the Fund may be volatile.  These risks are even greater for the micro-cap companies that the Fund may own.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them.  Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.30%*
Total Annual Fund Operating Expenses	1.05%

*  “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$107
3 Years	$334

INVESTMENT SUMMARY:  SMID CAP VALUE FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	AllianceBernstein L.P.

Investment Objective:	The investment objective of the Fund is to seek long-term growth of capital.

Investment Strategy

The Fund invests primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  For this Fund, small and medium capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index.  Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.  The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Fund invests in companies that are determined by the Sub-Adviser to be undervalued, using its fundamental value approach.  In selecting securities for the Fund, the Sub-Adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Sub-Adviser’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects.

To the extent that companies involved in certain industries may from time to time constitute a material portion of the universe of small and medium capitalization companies, the Fund may also invest significantly in these industries (but not more than 25% of its total assets in any one industry).

The Sub-Adviser will generally sell a security when it reaches fair value on a risk-adjusted basis.  Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Sub-Adviser to dispose of the security.

The Fund may, but typically does not, enter into derivatives transactions, such as options, futures, forwards, and swap agreements.  The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.

Risks of Investing:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of long-term growth of capital.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  Because of its “value” style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.  In addition, the Fund is subject to the risk that its principal market segment, small and medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.

Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange.  Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies.  As a result, the prices of the smaller companies owned by the Fund may be volatile.  These risks are even greater for the micro-cap companies that the Fund may own.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them.  Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

The Fund’s investments in securities of foreign issuers (including any American Depositary Receipts) involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.  The use of forward commitments enables the Fund to protect against anticipated changes in currency exchange rates.  If the Sub-Adviser were to forecast incorrectly the direction of exchange rate movements, the Fund might be required to complete such forward transactions at prices inferior to the then current market values.

The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses	0.30%*
Total Annual Fund Operating Expenses	1.25%
Less Fee Waivers	0.11%**
Net Annual Fund Operating Expenses	1.14%

*  “Other Expenses” are based on estimated amounts for the current fiscal year.

**  The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.14% of average daily net assets per year.  This agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses”.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$116
3 Years	$362

INVESTMENT SUMMARY:  EMERGING MARKETS EQUITY FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	Van Kampen Asset Management

Investment Objective:	The investment objective of the Fund is to seek to achieve capital appreciation.

Investment Strategy

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities located in emerging market countries.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  For this Fund, an issuer is considered to be located in an emerging market country if, at the time of investment:(i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.  The Sub-Adviser will base determinations as to a company’s eligibility on publicly available information and inquiries made to the company.

The Sub-Adviser considers emerging market countries to be countries that the international financial community, including the World Bank and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.  Allocation of the Fund’s investments will depend upon the relative attractiveness of emerging countries and particular issuers.  There are no prescribed limits on the geographic distribution of the Fund’s investments.

Currently, investing in issuers in many emerging countries is not feasible or may involve unacceptable political risks.  The Fund emphasizes investment in those emerging countries whose economies are developing strongly and whose markets are becoming more sophisticated.

The Sub-Adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers.  The Sub-Adviser combines top-down country criteria to allocate the Fund’s assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential).  Portfolio securities are typically sold when any one or more of these assessments materially changes.  The Sub-Adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.

The Fund invests primarily in equity securities, including common and preferred stocks, convertible securities, rights and warrants to purchase common stock, and depositary receipts.  The Fund may invest in securities of micro-, small- and medium-capitalization companies.  The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.  The Fund may purchase securities of other investment companies.  The Fund may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in non-investment grade debt securities (“junk bonds”).  The Fund may invest up to 10% of its assets in foreign real estate companies.

The Fund may buy and sell portfolio securities actively.  If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in emerging market equity securities in the hope of achieving capital appreciation.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition, the Fund is subject to the risk that its principal market segment, equity securities of emerging market companies, may underperform compared to other market segments or the equity markets as a whole.

The Fund’s investments in securities of foreign issuers (including any American Depositary Receipts) involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.  It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange.  Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies.  As a result, the prices of the smaller companies owned by the Fund may be volatile.  These risks are even greater for the micro-cap companies that the Fund may own.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them.  Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

The Fund may purchase shares of other investment companies.  When the Fund invests in another investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. Therefore, it may be more costly to own shares of another investment company than to own the underlying securities directly.

The Fund’s value will change with changes in the prices of the fixed income securities held by the Fund.  The value of fixed income securities vary inversely with changes in interest rates.  During periods of rising interest rates, the value of the Fund may decline.  Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes.  Investing in junk bonds involves additional risks, including credit risk.  The value of these lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions.  Companies issuing junk bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.  These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments.  Therefore, the Fund’s credit risk increases when the U.S. economy slows or enters a recession.  The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality fixed income securities, which react primarily to the general level of interest rates.  In addition, the trading market for junk bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain junk bond issues can cause substantial price swings.  As a result, the price at which junk bonds can be sold may be adversely affected and valuing such junk bonds can be a difficult task.

The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

Investing in foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.  In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.  Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	1.25%
Distribution (12b-1) Fees	None
Other Expenses	0.40	%*
Acquired Fund Fees and Expenses	0.02	%**
Total Annual Fund Operating Expenses	1.67%
Less Fee Waivers	0.07	%***
Net Annual Fund Operating Expenses	1.60%

*  “Other Expenses” are based on estimated amounts for the current fiscal year.

**  “Acquired Fund Fees and Expenses” reflect the estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in other investments companies during the current fiscal year.

***  The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.58% of average daily net assets per year.  This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses”.  Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses,” which includes its “Acquired Fund Fees and Expenses”.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$163
3 Years	$505

INVESTMENT SUMMARY:  SMALL CAP INDEX FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	SSgA Funds Management, Inc.

Investment Objective:	The investment objective of the Fund is to seek to replicate the returns and characteristics of a small cap index.

Investment Strategy

The Fund invests at least 80% of its net assets in securities listed in the Russell 2000® Index (the “Index”). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index.  The Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.   The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.  Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of its benchmark Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight.  However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings.  In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole.  In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index.  The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index.  Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.  The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small cap common stocks in the hope of achieving returns similar to that of the Index.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

An investment in small-cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies.  Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group.  As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments.  These risks are even greater for the micro-cap companies that the Fund may own.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them.  Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements.  Micro-cap companies are even more vulnerable to adverse business and market developments.

The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

It is anticipated that the correlation of the Fund’s performance to that of the Index will increase as the size of the Fund increases.  The Sub-Adviser’s ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract.  These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.35%*
Total Annual Fund Operating Expenses	0.65%
Less Fee Waivers	0.10%**
Net Annual Fund Operating Expenses	0.55%

*  “Other Expenses” are based on estimated amounts for the current fiscal year.

**  The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.55% of average daily net assets per year.  This agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses”.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$56
3 Years	$176

INVESTMENT SUMMARY:  DEVELOPED INTERNATIONAL INDEX FUND

Investment Adviser:	Independence Capital Management, Inc.

Sub-Adviser:	SSgA Funds Management, Inc.

Investment Objective:	The investment objective of the Fund is to seek to replicate the returns and characteristics of an international index composed of securities from developed countries.

Investment Strategy:

The Fund invests at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”).  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and GDRs) and close substitutes (such as index futures contracts) that are designed to track the Index.  The Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities primarily from Europe, Australia, Asia and the Far East.  The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.  Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of its benchmark Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight.  However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings.  In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole.  In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index.  The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index.  Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.  The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in international securities in the hope of achieving returns similar to that of the Index.  The Fund’s value will change primarily with changes in the prices of the common stocks and other investments held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In addition, the Fund is subject to the risk that its principal market segment, securities of companies located in developed international countries, may underperform compared to other market segments or the equity markets as a whole.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

The Fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

It is anticipated that the correlation of the Fund’s performance to that of the Index will increase as the size of the Fund increases.  The Sub-Adviser’s ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.37%*
Total Annual Fund Operating Expenses	0.67%
Less Fee Waivers	0.08%**
Net Annual Fund Operating Expenses	0.59%

*  “Other Expenses” are based on estimated amounts for the current fiscal year.

**  The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.59% of average daily net assets per year.  This agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses”.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$60
3 Years	$189

INVESTMENT SUMMARY:  BALANCED FUND

Investment Adviser:	Independence Capital Management, Inc.

Investment Objective:	The investment objective of the Fund is to seek long-term growth and current income.

Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy.  Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocation.  These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies.  The underlying funds are managed using both indexed and active management strategies.  The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Under normal circumstances, the Fund will invest 50% -70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds.  The Fund’s allocation strategy is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

The Fund’s underlying equity fund allocation will primarily track the performance of the large capitalization company portion of the U.S. stock market.  The Fund’s underlying fixed income fund allocation will be invested primarily in a broad range of investment grade fixed income securities (although up to 10% of the underlying fund may be invested in non-investment grade securities (“junk bonds”)), and is intended to provide results consistent with the broad US fixed income market.

The following chart shows the Fund’s target asset allocation among the various asset classes.  Market appreciation or depreciation may cause the Fund to be outside of its target asset allocation range.  In addition, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect the Fund’s actual allocations.  Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation

Equity Fund	50% - 70%
Penn Series Index 500 Fund
Fixed Income Fund	30% - 50%
Penn Series Quality Bond Fund
Money Market Fund	0% - 20%
Penn Series Money Market Fund

The Fund’s investment performance is directly related to the investment performance of the underlying funds.  The underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies.  A brief description of each underlying fund’s principal investment strategy is provided below.  A complete description of the investment strategy of each underlying fund can be found in such underlying fund’s “Investment Summary” section of this Prospectus.  Each investor should review the complete description of the investment strategy of each underlying fund prior to investing in the Fund.

Underlying Funds	Investment Objective and Principal Investment Strategy

Penn Series Index 500 Fund

Seeks total return (capital appreciation and income) which corresponds to that of the Standard & Poor’s Composite Index of 500 stocks. The Fund invests at least 80% of its net assets in securities listed in the S&P 500 Index. The Fund invests in each company in the S&P 500 Index in proportion to its weighting in the Index. The Fund attempts to match the return of the S&P 500 as closely as possible.

Penn Series Quality Bond Fund

Seeks the highest income over the long term that is consistent with the preservation of principal. The Fund invests at least 80% of its net assets in debt securities. The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in “junk bonds.”

Penn Series Money Market Fund

To preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith. The Fund invests in a diversified portfolio of high-quality money market instruments. The Fund seeks to maintain a stable price of $1.00 per share.

Risks of Investing in the Fund

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in a fund which allocates its assets among various asset classes and market segments in the hope of achieving long-term growth and current income.

The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds’ assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

The Fund purchases shares of the underlying funds.  When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses.

The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized below.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Summary of Principal Risks of the Underlying Funds

The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases.  In turn, the price of each underlying fund is based on the value of its securities.  The prices of these securities change daily and each underlying fund’s performance reflects the risks of investing in a particular asset class or classes.  Certain of the underlying funds reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities.  A summary of each underlying fund’s principal risks is provided below.  A complete description of the principal risks of each underlying fund can be found in such underlying fund’s “Investment Summary” section of this Prospectus.  Each investor should review the complete description of the principal risks of each underlying fund prior to investing in the Fund.

Underlying Fund	Summary of Principal Risks

Penn Series Index 500 Fund

The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. The Fund is also subject to the risk that the performance of the Fund may not correlate to that of the S&P 500 Index.

Penn Series Quality Bond Fund

The Fund’s value will change primarily with the changes in the prices of the fixed income securities (e.g., bonds) held by the Fund. The value of the fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. Investing in junk bonds involves additional risks, including credit risk. Companies issuing junk bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. Due to pre-payment risk, mortgage-backed securities may respond differently to changes in interest rates than other fixed income securities.

Penn Series Money Market Fund

Although the Fund seeks to preserve the value of your investment in shares of the Fund at $1.00 per share, there is no guarantee, and it is still possible to lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.00%
Distribution (12b-1) Fees	None
Other Expenses	0.22	%*
Acquired Fund Fees and Expenses	0.45	%**
Total Annual Fund Operating Expenses	0.67%
Less Fee Waivers	0.05	%***
Net Annual Fund Operating Expenses	0.62%

*  “Other Expenses” are based on estimated amounts for the current fiscal year.

**  “Acquired Fund Fees and Expenses” reflect the estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in the underlying funds during the current fiscal year.

***  The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund together with the Fund’s Acquired Fund Fees and Expenses from exceeding 0.62% of average daily net assets per year.  Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses,” which includes its “Acquired Fund Fees and Expenses”.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$63
3 Years	$199

INVESTMENT SUMMARY:  PENN SERIES LIFESTYLE FUNDS

The Penn Series Lifestyle Funds consist of the following five funds (each, a “Fund” and, together, the “Funds”):

Aggressive Allocation Fund	Moderately Aggressive Allocation Fund
Moderate Allocation Fund	Moderately Conservative Allocation Fund
Conservative Allocation Fund

Investment Adviser:	Independence Capital Management, Inc. acts as the investment adviser to the Funds

Investment Objective:	The investment objective of the Aggressive Allocation Fund is to seek to achieve long-term capital growth consistent with its asset allocation strategy.

The investment objective of the Moderately Aggressive Allocation Fund is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

The investment objective of the Moderate Allocation Fund is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

The investment objective of the Moderately Conservative Allocation Fund is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

The investment objective of the Conservative Allocation Fund is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Investment Strategy:

The Funds seek to achieve their respective investment objectives by using a “fund-of-funds” strategy.  Accordingly, the Funds invest in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with their target asset allocations.  These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies.  The underlying funds are managed using both indexed and active management strategies.  The Funds intend to invest primarily in a combination of underlying funds; however, the Funds may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Each Fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances.  Through its investments in the underlying funds, each Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolios of the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund are more heavily allocated to stocks, and reflect a more aggressive approach.  The portfolios of the Moderately Conservative Allocation Fund and Conservative Allocation Fund are more heavily allocated to bonds and cash investments, and reflect a more conservative approach.  The portfolio of the Moderate Allocation Fund is allocated among stock, bond and cash investments with a majority of it assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund, but more aggressive than the Moderately Conservative Allocation Fund and Conservative Allocation Fund.  The Aggressive Allocation Fund is designed as the most aggressive of the Funds and the Conservative Allocation Fund is designed as the most conservative of the Funds.

In determining the asset allocation of the Funds, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes.  Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds.  Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Funds.  These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on a Fund’s investment objective.

The following chart shows each Fund’s target asset allocation among the various asset classes and which underlying funds may be used within each asset class as of the date of this prospectus.  The Adviser may deviate from the target asset allocations listed below.  In addition, market appreciation or depreciation may cause a Fund to be outside of its target asset allocation range.  Further, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect a Fund’s actual allocations.  Accordingly, a Fund’s actual allocations may differ from this illustration.

Target Asset Allocation
Asset Classes and Underlying Funds	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund

Equity Fund	85% - 100%	70% - 100%	50% - 70%	30% - 50%	20% - 40%
Penn Series Flexibly Managed Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Growth Stock Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Core Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Core Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Index 500 Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Mid Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Mid Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Strategic Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series SMID Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series SMID Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Small Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Small Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Small Cap Index Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series International Equity Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Developed International Index Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Emerging Markets Equity Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series REIT Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%

Target Asset Allocation
Asset Classes and Underlying Funds	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund

Fixed Income and Money Market Funds	0% - 15%	0% - 30%	30% - 50%	50% - 70%	60% - 80%
Penn Series Quality Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series Limited Maturity Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series High Yield Bond Fund	0% - 15%	0% - 30%	0% - 30%	0% - 30%	0% - 30%
Penn Series Money Market Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%

The Adviser reserves the right to modify a Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.  The Adviser may periodically rebalance each Fund’s investments in the underlying funds to bring the Fund back within its target range.

Each Fund’s investment performance is directly related to the investment performance of the underlying funds.  Because the underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies, each investor should review the investment strategy of each underlying fund prior to investing in the Funds.  A description of the investment strategy of each underlying fund can be found in such underlying fund’s “Investment Summary” section of this Prospectus.

Principal Risks of Investing in the Funds

An investment in the Funds may be appropriate for investors who are willing to accept the risks and uncertainties of investing in funds which allocate their assets among various asset classes and market segments in the hope of achieving long-term capital growth and, with respect to each Fund except for the Aggressive Allocation Fund, current income.

The Funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds’ assets among the various asset classes and market segments will cause the Funds to underperform other funds with a similar investment objective.

The Funds purchase shares of the underlying funds.  When the Funds invest in an underlying fund, in addition to directly bearing the expenses associated with their own operations, they will bear a pro rata portion of the underlying fund’s expenses.

Each Fund has a different level of risk and the amount of risk is relative to such Fund’s target asset allocation.  The following risk spectrum is designed to provide investors with a general overview of the relative risk characteristics of each Fund.

Risk Spectrum

Each Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities.  Each Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and an overview of such risks is provided below.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Funds.

Overview of the Principal Risks of the Underlying Funds

The value of your investment in a Fund is based primarily on the prices of the underlying funds that the Fund purchases.  In turn, the price of each underlying fund is based on the value of its securities.  The prices of these securities change daily and each underlying fund’s performance reflects the risks of investing in a particular asset class or classes.  Certain of the underlying funds reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities, foreign securities or a combination of these types of securities.  An overview of the principal risks of the underlying funds is provided below.  A complete description of the principal risks of each underlying fund can be found in such underlying fund’s “Investment Summary” section of this Prospectus.  Each investor should review the complete description of the principal risks of each underlying fund prior to investing in the Funds.

Equity risk.  The prices of equity securities in which the underlying funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small-cap risk.  Historically, small-cap stocks have been riskier than large- and mid-cap stocks.  Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities.  Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns.  Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.  In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies.  Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Real estate investment trusts (REITs) risk.  Certain of the underlying funds invest in REITs.  An underlying fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.  In addition, REITs have their own expenses, and the underlying fund will bear a proportionate share of those expenses.

Interest rate risk.  An underlying fund’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time.  As with any investment whose yield reflects current interest rates, an underlying fund’s yield will change over time.  During periods when interest rates are low, an underlying fund’s yield (and total return) also may be low.  Changes in interest rates also may affect an underlying fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall.  This risk is greater when the underlying fund holds bonds with longer maturities.  To the extent that the investment adviser (or sub-adviser) of an underlying fund anticipates interest rate trends imprecisely, the underlying fund could miss yield opportunities or its share price could fall.

Credit risk.  Certain of the underlying funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall.  The underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.  Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds.  Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness.  In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns.  Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could substantially adversely affect the market value of the bonds.

Prepayment and extension risk.  An underlying fund’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected.  Either situation could cause the underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, an underlying fund that holds these securities may exhibit additional volatility.  This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an underlying fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign securities risk.  An underlying fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  An underlying fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Emerging markets risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.  It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency risk.  As a result of an underlying fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the underlying fund would be adversely affected.  Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.

Derivative risk.  An underlying fund may use derivatives to gain market exposure, enhance returns or hedge against market declines.  Examples of derivatives are options, futures, options on futures and swaps.  An underlying fund’s use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the underlying fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the underlying fund.

Performance Information

The Funds are new and therefore have no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund		Moderately Conservative Allocation Fund		Conservative Allocation Fund
Investment Advisory Fees	0.10%		0.10%		0.10%		0.10%		0.10%
Distribution (12b-1) Fees	None		None		None		None		None
Other Expenses	0.23	%*	0.23	%*	0.23	%*	0.23	%*	0.23	%*
Acquired Fund Fees and Expenses	0.97	%**	0.88	%**	0.84	%**	0.78	%**	0.69	%**
Total Annual Fund Operating Expenses	1.30	%***	1.21	%***	1.17	%***	1.11	%***	1.02	%***

*  “Other Expenses” are based on estimated amounts for the current fiscal year.

**  “Acquired Fund Fees and Expenses” reflect the estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in the underlying funds during the current fiscal year.

***  The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of each of the Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund from exceeding 0.33%.  This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to the Fund’s Acquired Fund Fees and Expenses.  Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same.  The figures below are based on a Fund’s “Total Annual Fund Operating Expenses,” which includes its “Acquired Fund Fees and Expenses”.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
1 Year	$132	$123	$119	$113	$104
3 Years	$412	$384	$372	$353	$325

PENN SERIES FUNDS, INC.

ADDITIONAL INFORMATION

Temporary Investing:  When a Fund’s Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Fund, except for the Index 500 Fund, Small Cap Index Fund and International Developed Index Fund, may invest without limit in money market instruments and other short-term fixed income securities.  When a Fund engages in such activities, it may not achieve its investment objective.  If a Fund incorrectly predicts the effects of these changes, such defensive investments may adversely affect Fund performance.

Index 500 Fund:  “S&P 500 Index” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc.  The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Index 500 Fund.

Investment Objectives of the Funds:  Each Fund’s investment objective may be changed by the Company’s Board of Directors without the approval of shareholders.

MANAGEMENT

Investment Adviser

Independence Capital Management, Inc. Independence Capital Management, Inc. (“ICMI”) serves as investment adviser to each of the Funds.  ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s.  Penn Mutual and its subsidiaries currently have assets under management of over $62.3 billion.  ICMI was organized in June 1989 and its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044.  As of December 31, 2007, ICMI serves as investment adviser for about $3.5 billion of investment assets.

ICMI provides day-to-day portfolio management services for the Money Market, Limited Maturity Bond and Quality Bond.

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., is the lead manager for the Money Market, Limited Maturity Bond and Quality Bond Funds.  He has served as portfolio manager of the Money Market and Quality Bond Funds since November 1992 and the Limited Maturity Bond Fund since its inception in May 2000.  Mr. Sherman, with over 30 years of investment experience, also serves as Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company.

Assisting Mr. Sherman with his portfolio management responsibilities for the Money Market, Limited Maturity Bond and Quality Bond Funds are the following team members:

Joshua J. Myers, Vice President and Portfolio Manager of ICMI, oversees the Asset Backed, Commercial Mortgage Backed and Residential Mortgage Backed holdings.  Mr. Myers, who also serves as Assistant Vice President of The Penn Mutual Life Insurance Company, has ten years of investment experience.  Mr. Myers, who joined Penn Mutual in 2000, has been responsible for managing the structured products portfolio for the last seven years; prior to that he spent one year as an assistant portfolio manager.  Before joining Penn Mutual, Mr. Myers worked for Market Street Securities & Susquehanna Investment Group specializing in trading and analyzing equity derivatives.

Jennifer S. Ripper, Vice President and Portfolio Manager of ICMI, oversees the day-to-day management of the Asset Backed, Commercial Mortgage Backed and Residential Mortgage Backed holdings.  Ms. Ripper, who also serves as Portfolio Manager of The Penn Mutual Life Insurance Company, has over ten years of investment experience.  Prior to joining Penn Mutual in 2005, Ms. Ripper worked at Radian Group as a portfolio manager.

Christopher M. Beaulieu, Vice President and Assistant Portfolio Manager of ICMI, oversees the day-to-day management of the Money Market Fund as well as the corporate bond holdings.  Mr. Beaulieu also serves as Assistant Portfolio Manager of The Penn Mutual Life Insurance Company, which he joined in March 2006.  Prior to joining Penn Mutual, he was a trader at Citadel Investments on their Convertible Bond Arbitrage Team.  Additionally, he spent time with both UBS and JP Morgan in Fixed Income Sales.

ICMI provides day-to-day portfolio management services for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds.

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., is a co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds.  Mr. Sherman, with over 30 years of investment experience, also serves as Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company.

Willard N. Woolbert, Senior Vice President of Independence Capital Management, Inc. is a co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds.  Mr. Woolbert, who has over 35 years of experience in the investment management industry, also serves as Senior Vice President and Chief Investment Officer for The Pennsylvania Trust Company where he has worked since 1998.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., is a co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds.  Mr. Huckerby, with over 13 years in the investment management industry, also serves as Director of The Penn Mutual Life Insurance Company where he has worked since 1994.

In addition, ICMI provides investment management services to the High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Value, Small Cap Growth, International Equity, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index and Developed International Index Funds through sub-advisers that are selected to manage the Funds.

Manager of Managers Structure. ICMI acts as “manager of manager” for certain of the Funds.  In this capacity, ICMI has hired sub-advisers to manage the assets of the High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Value, Small Cap Growth, International Equity, REIT, SMID Cap Growth, SMID Cap Value, Small Cap Index and Developed International Index Funds.  ICMI remains responsible for the performance of these Funds, as it recommends hiring or changing sub-advisers to the Company’s Board of Directors.  Each sub-adviser makes investment decisions for the Fund it manages.  ICMI oversees the sub-advisers to ensure compliance with the Fund’s investment policies and guidelines, and monitors each sub-adviser’s adherence to its investment style.

Shareholders of the High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Value, Small Cap Growth, International Equity, REIT, SMID Cap Growth, SMID Cap Value, Small Cap Index and Developed International Index Funds have authorized ICMI, subject to the supervision and approval of the Company’s Board of Directors, to hire and terminate sub-advisers without shareholder approval.

Shareholders of the Money Market, Quality Bond, Limited Maturity Bond, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds have also authorized ICMI, subject to the supervision and approval of the Company’s Board of Directors, to hire and terminate sub-advisers without shareholder approval.

Shareholders of the Large Core Growth, Large Core Value, Balanced and Emerging Markets Equity Funds may, in the future, be asked to approve a proposal authorizing ICMI, subject to the supervision and approval of the Company’s Board of Directors, to hire and terminate sub-advisers without shareholder approval.

Sub-Advisers

T. Rowe Price Associates, Inc.  T. Rowe Price Associates, Inc. (“Price Associates”) is sub-adviser to the Flexibly Managed, High Yield Bond and Growth Stock Funds.  As sub-adviser, Price Associates provides day-to-day portfolio management services to the Funds.  Price Associates was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. Thomas Rowe Price, Jr. in 1937. T. Rowe Price Group, Inc. owns 100% of the stock of Price Associates.  Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland, 21202.  Price Associates serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds.  As of December 31, 2007, Price Associates and its affiliates managed more than $400 billion of assets for individual and institutional investors, retirement plans and financial intermediaries.

David Giroux is Chairman of the Investment Advisory Committee for the Flexibly Managed Fund.  Mr. Giroux is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division.  Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank.  He earned a B.A. in finance and political economy, magna cum laude, from Hillsdale College.  David has also earned the Chartered Financial Analyst accreditation.

Mark J. Vaselkiv is Chairman of the Investment Advisory Committee for the High Yield Bond Fund.  He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management.  Prior to joining the firm in 1988, Mark was employed as a Vice President, analyzing and trading high-yield debt securities for Shenkman Capital Management, Inc., New York, and a Private Placement Credit Analyst in the Capital Markets Group of Prudential Insurance Company.  Mark earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

P. Robert Bartolo is Chairman of the Investment Advisory Committee for the Growth Stock Fund.  Mr. Bartolo is a vice president of T. Rowe Price Group, Inc. and is a Portfolio Manager in the Equity Division.  He joined the firm in August 2002 after serving as a summer intern in 2001, analyzing satellite communications companies.  Prior to this, Mr. Bartolo was director of finance for MGM Mirage, Inc.  Mr. Bartolo earned a B.S. in Accounting from the University of Southern California and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Bartolo is a Certified Public Accountant and has also earned the Chartered Financial Analyst accreditation.

Lord, Abbett & Co. LLC.  Lord, Abbett & Co. LLC (“Lord Abbett”) is sub-adviser to the Strategic Value and Large Cap Value Funds.  As sub-adviser, Lord Abbett provides day-to-day portfolio management services to the Funds.  Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey, 07302-3973.  Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes, with approximately $110 billion in more than 57 mutual fund portfolios and other advisory accounts as of December 31, 2007.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Strategic Value Fund’s investments.  Edward K. von der Linde heads the team and the other senior member of the team is Howard E. Hansen.  Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Strategic Value Fund.  Mr. von der Linde is a Partner and joined Lord Abbett in 1988.  Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Large Cap Value Fund’s investment. Eli M. Salzmann heads the team and has primary responsibility for the day-to-day management of the Large Cap Value Fund.  Mr. Salzmann is a Partner of Lord Abbett. Mr. Salzmann has been with Lord Abbett since 1997.

ABN AMRO Asset Management, Inc.  ABN AMRO Asset Management, Inc. (“ABN AMRO”) is the sub-adviser to the Large Cap Growth Fund.  As sub-adviser, ABN AMRO provides day-to-day portfolio management services to the Fund.  ABN AMRO is located at 135 S. LaSalle St., Chicago, IL 60603.  ABN AMRO is an indirect and wholly-owned subsidiary of Fortis Bank SA/NA (“Fortis”).  In connection with the recent Fortis acquisition of ABN AMRO, members of the Large Cap Growth investment team of Fortis Investment Management USA, Inc. (“Fortis Investments”) have become dual employees of Fortis and ABN AMRO.  Mark Stoeckle and James Haynie are primarily responsible for the day-to-day management of the Fund.  As of December 31, 2007, ABN AMRO had approximately $17 billion in assets under management.

Mr. Stoeckle joined Fortis Investments in November 2004 as a Senior U.S. Equity Portfolio Manager.  He joined the firm from 646 Advisors LLC in Boston, where he was a Managing Partner/Portfolio Manager from 2000 through 2004.  Mr. Stoeckle has a Bachelor of Arts from Bethany College and a Master of Business Administration from Babson College.

Mr. Haynie joined Fortis Investments in June 2005 as a Senior Equity Portfolio Manager.  He joined Fortis from 646 Advisors LLC in Boston, where he was a Managing Partner.  Prior to that, he spent seven years as a senior vice president/group head at Colonial Management Associates.  Mr. Haynie has a Bachelor of Arts from Colorado College, a Master of Business Administration from The Tuck School at Dartmouth College and is a Chartered Financial Analyst charterholder.

Heitman Real Estate Securities LLC. Heitman Real Estate Securities LLC (“Heitman”) is sub-adviser to the REIT Fund. As sub-adviser, Heitman provides day-to-day portfolio management services to the Fund. Heitman is located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois, 60606. Heitman is a wholly-owned subsidiary of Heitman LLC, a limited liability company owned 50% by senior executives within the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. As of December 31, 2007, Heitman had approximately $4.2 billion in assets under management.

Timothy J. Pire and Larry S. Antonatos are equally and primarily responsible for the day-to-day management of the Fund. Timothy J. Pire, CFA, is Managing Director of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management.

Larry S. Antonatos is Executive Vice President of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees Heitman’s trading positions.

Wells Capital Management Incorporated.  Wells Capital Management Incorporated (“Wells”) is sub-adviser to the Index 500 Fund, Large Core Growth Fund and SMID Cap Growth Fund.  As sub-adviser, Wells provides day-to-day portfolio management services to the Funds.  Wells is located at 525 Market Street, 10th Floor, San Francisco, California, 94105.  Wells is a wholly-owned subsidiary of Wells Fargo Bank, N.A., which in turn is wholly-owned by Wells Fargo & Company, a diversified financial services company.  As of December 31, 2007, Wells and its affiliates had approximately $219 billion in assets under management.

Gregory T. Genung, CFA, has primary responsibility for the day-to-day management of the Index 500 Fund.  Mr. Genung is a Principal and Portfolio Manager at Wells and has been affiliated with Wells or its affiliates since 1994.

Wells uses a team of investment managers and analysts acting together to manage the investments of the Large Core Growth Fund.  Thomas Pence, CFA, heads the team and is primarily responsible for the day-to-day management of the Large Core Growth Fund. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells.  Mr. Pence joined Wells in 1993.

Wells uses a team of investment managers and analysts acting together to manage the investments of the SMID Cap Growth Fund.  Stuart Roberts and Jerome C. Philpott head the team and have joint and primary responsibility for the day-to-day management of the Fund.  Mr. Roberts is a senior portfolio manager and Mr. Philpott serves as managing director and senior portfolio manager for Wells’ Montgomery Small Cap Growth Equity team.  Mr. Roberts and Mr. Philpott have been with Wells since 1990 and 1991, respectively.

Turner Investment Partners, Inc.  Turner Investment Partners, Inc. (“Turner”) is sub-adviser to the Mid Cap Growth Fund.  As sub-adviser, Turner provides investment management services to the Fund.  Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, 19312.  As of December 31, 2007, Turner had approximately $29.1 billion in assets under management.

Christopher McHugh, Jason Schrotberger, CFA, and Tara Hedlund, CFA and CPA, are primarily responsible for the day-to-day portfolio management of the Mid Cap Growth Fund.  Mr. McHugh acts as the lead manager for the Fund and Mr. Schrotberger and Ms. Hedlund act as co-managers for the Fund.  Mr. McHugh is Senior Equity Portfolio Manager of Turner and joined Turner in 1990. Mr. Schrotberger is a Security Analyst/Portfolio Manager of Turner and joined Turner in 2001.  Ms. Hedlund is a Security Analyst/Portfolio Manager of Turner and joined Turner in 2000.

Neuberger Berman Management Inc.  Neuberger Berman Management Inc. (“Neuberger Berman”) is sub-adviser to the Mid Cap Value Fund.  As sub-adviser, Neuberger Berman provides investment management services to the Fund.  Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York, 10158.  As of December 31, 2007, Neuberger Berman and its affiliates had approximately $258.1 billion in assets under management.  Neuberger Berman is a wholly-owned subsidiary of Neuberger Berman Inc. and an indirect wholly-owned subsidiary of Lehman Brothers Holdings, Inc.

S. Basu Mullick is a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC.  Mr. Mullick has managed the Fund since 2005 and has been a portfolio manager at Neuberger Berman since 1998.

Goldman Sachs Asset Management, L.P.  Goldman Sachs Asset Management, L.P. (“GSAM”) is sub-adviser to the Small Cap Value Fund.  As sub-adviser, GSAM provides day-to-day portfolio management services to the Fund.  GSAM is located at 32 Old Slip, New York, New York 10005 and was registered as an investment adviser in 1990.  GSAM is wholly-owned by The Goldman Sachs Group, Inc.  GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors.  GSAM, along with units of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), managed approximately $763 billion in assets as of December 31, 2007.  GSAM’s U.S. Value Team is responsible for the day-to-day management of the Fund.

Eileen Rominger, Managing Director, is a Portfolio Manager and Chief Investment Officer for the Value Team, where she has broad responsibilities across the value portfolios. Prior to her arrival at GSAM in 1999, Eileen was a senior portfolio manager at Oppenheimer Capital for various products since 1981.

Dolores Bamford, CFA, Managing Director, is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios.  Prior to her arrival at GSAM in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1991.

Scott Carroll, CFA, Vice President, is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios.  Before joining GSAM in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds.

James (Chip) B. Otness, CFA, Managing Director, is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm’s small cap value accounts.  Chip joined GSAM in 2000.

Lisa Parisi, CFA, Managing Director, is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies.  Lisa joined GSAM in 2001.  Previously, Lisa started a small cap value strategy for John A. Levin & Co.  In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product.

Kelly Flynn, Vice President, is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across value the strategies.  Prior to joining GSAM in 2001, Kelly spent 3 years at Lazard Asset Management as a portfolio manager for small cap/SMID cap value products.

Sally Pope Davis, Vice President, is a Portfolio Manager for the US Value Team.  Prior to joining GSAM in 2001, she was a Relationship Manager for two years in Goldman Sachs Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department.

Robert Crystal, Vice President, is a Portfolio Manager for the US Value Team.  Prior to joining GSAM in 2006, he was a Director at Brant Point Capital Management LLC from January 2003 to August 2005. From April 1999 to January 2003 he was a Vice President at Schroder Investment Management. Prior to that he was an Assistant Vice President at Wheat First Butcher Singer.

GSAM’s portfolio managers, aided by research analysts, are organized by industry, focusing on a particular area of expertise.  While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry.  James Otness, with over 30 years of investment experience, has oversight for the Small Cap Value Fund’s portfolio composition at the stock and industry level.

Bjurman, Barry & Associates.  Bjurman, Barry & Associates (“BB&A”) is sub-adviser to the Small Cap Growth Fund.  As sub-adviser, BB&A provides day-to-day portfolio management services to the Fund.  BB&A is located at 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, California 90067.  As of December 31, 2007, BB&A managed more than $841 million for individual and institutional clients.

Investment decisions for the Fund are made by BB&A’s Investment Policy Committee.  Management of the Fund is done on a team basis, with O. Thomas Barry, III, CFA, CIC, as the lead manager.  Mr. Barry, Chief Investment Officer and Senior Executive Vice President of BB&A, joined the firm in 1978 after serving as Senior Investment Officer at Security Pacific National Bank.  The Investment Policy Committee is comprised of BB&A’s portfolio managers and analysts.  While investment decisions are made on a team basis, individual portfolio managers are responsible for implementation and monitoring of the accounts assigned to them.  The Investment Policy Committee consists of three principal members and two non-principal members:  O. Thomas Barry III, CFA, CIC and Principal Member, G. Andrew Bjurman, CFA, CIC and Principal Member, Stephen W. Shipman, CFA and Principal Member, Patrick T. Bradford and Roberto P. Wu, CFA. Mr. Barry normally chairs all Investment Policy Committee meetings.  A consensus amongst members is generally reached before any decisions are implemented which include final review and approval from the Principal members, although Mr. Barry retains ultimate authority on all investment decisions.

Mr. Bjurman, CFA, CIC, President and Chief Executive Officer is a founding member of BB&A.  Mr. Shipman, CFA, Executive Vice President and Director of Research of BB&A, joined the firm in 1997 after serving as Chief Executive Officer for Spot Magic, Incorporated.  Mr. Bradford, Assistant Vice President and Head Equity-Fixed Income Trader of BB&A, joined the firm in 1993.  Mr. Wu, CFA and Senior Research Analyst of BB&A, joined the firm in 1997.

Vontobel Asset Management, Inc. Vontobel Asset Management, Inc. (“Vontobel”) is sub-adviser to the International Equity Fund.  As sub-adviser, Vontobel provides day-to-day portfolio services to the Fund.  Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG, one of the largest private banks and brokerage firms in Switzerland.  Its principal place of business is located at 540 Broadway, 38th Floor, New York, NY 10036.  As of December 31, 2007, Vontobel managed assets of over $9.2 billion, a substantial part of which was invested outside of the United States.  The Vontobel group of companies has investments in excess of $70.2 billion under management.

Rajiv Jain is responsible for the day-to-day investment management of the International Equity Fund.  Mr. Jain is a Managing Director of Vontobel, having joined Vontobel in November of 1994 as an equity analyst and Associate Manager of Vontobel’s global equity portfolios.

Eaton Vance Management. Eaton Vance Management (“Eaton Vance”) is sub-adviser to the Large Core Value Fund.  As sub-adviser, Eaton Vance provides day-to-day portfolio services to the Fund.  Its principal place of business is located at 255 State Street Boston, MA 02109.  Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corporation, a Maryland corporation and publicly-held holding company. As of December 31 2007, Eaton Vance and its subsidiaries currently manage over $150 billion on behalf of mutual funds, institutional clients and individuals.

Michael R. Mach is a Vice President of Eaton Vance and the lead portfolio manager of Eaton Vance’s Large-Cap Value Equity strategy.  Mr. Mach has primary responsibility for the day-to-day management of the Fund. Mr. Mach has been with Eaton Vance since 1999.

AllianceBernstein L.P. AllianceBernstein L.P. (“Alliance”) is sub-adviser to the SMID Cap Value Fund.  As sub-adviser, Alliance provides day-to-day portfolio services to the Fund.  Alliance is a Delaware limited partnership of which AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is a general partner. AXA Financial is a wholly-owned subsidiary of AXA. Alliance’s principal place of business is located at 1345 Avenue of the Americas, New York, NY 10105. As of December 31, 2007, Alliance managed more than $800 billion for individual and institutional clients.

Alliance uses a team of investment managers and analysts acting together to manage the investments of the Fund. Joseph Gerard Paul and James MacGregor head the team and have joint and primary responsibility for the day-to-day management of the Fund. Mr. Paul is Chief Investment Officer for Small and Mid-Capitalization Value Equities at Alliance. Mr. MacGregor is Senior Vice President and Director of Research of Small and Mid Cap Value Equities at Alliance. Mr. Paul and Mr. MacGregor have been with Alliance since 1987 and 1998, respectively.

Van Kampen Asset Management.  Van Kampen Asset Management (“Van Kampen”) is sub-adviser to the Emerging Markets Equity Fund.  As sub-adviser, Van Kampen provides day-to-day portfolio services to the Fund. Van Kampen is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen, together with its affiliated asset management companies, has more than $589.5 billion in assets under management or supervision as of December 31, 2007. Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Van Kampen’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

The Fund is managed within Van Kampen’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, Paul Psaila, James Cheng, Eric Carlson, William Scott Piper and Ana Cristina Piedrahita. The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors.

Ruchir Sharma is a Managing Director of Van Kampen. Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sector. Mr. Sharma has been with Van Kampen in an investment management capacity since October 1996.

Paul Psaila, an Executive Director of Van Kampen, has been associated with Van Kampen in an investment management capacity since 1994.

James Cheng, a Managing Director of Morgan Stanley Investment Management Company (“MSIM Company”), has been an investment management professional with MSIM Company since August 2006.  Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited.

Eric Carlson, an Executive Director of Van Kampen, has been associated with MSIM Company in an investment management capacity since September 1997.

William Scott Piper, an Executive Director of Van Kampen, has been associated with Van Kampen in an investment management capacity since December 2002.

Ana Cristina Piedrahita, an Executive Director of Van Kampen, has been associated with Van Kampen in an investment managing capacity since January 2002.

SSgA Funds Management, Inc. SSgA Funds Management, Inc. (“SSgA FM”) is sub-adviser to the Small Cap Index Fund and Developed International Index Fund.  As sub-adviser, SSgA FM provides day-to-day portfolio services to the Funds.  Its principal place of business is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111.  SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.  As of December 31, 2007, SSgA FM had over $144 billion in assets under management.  SSgA FM, State Street Bank and Trust Company (“State Street”) and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.9 trillion under management as of December 31, 2007, SSgA provides complete global investment management services from offices in North America, South American, Europe, Asia, Australia and the Middle East.

SSgA FM uses a team of investment managers and analysts acting together to manage the investments of the Funds.  Lynn Blake and John Tucker have joint and primary responsibility for the day-to-day management of the Funds.  Ms. Blake is a Principal of SSgA FM, Managing Director of SSgA and the Head of Non-US Markets in the Global Structured Products Group.  Mr. Tucker is a Principal of SSgA FM, Vice President of SSgA and Head of US Equity Markets in the Global Structured Products Group.  Ms. Blake and Mr. Tucker have been with SSgA since 1987 and 1988, respectively.

Additional information about each Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each Fund (if any) is available in the Statement of Additional Information.

Expenses and Limitations

The Funds bear all expenses of their operations other than those incurred by its investment adviser and sub-advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement.  In particular, each Fund pays investment advisory fees, administrator’s fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and directors’ fees and expenses.

The investment adviser, the investment sub-advisers and/or Penn Mutual have contractually agreed to waive fees or reimburse expenses to the extent a Fund’s total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with accounting principles generally accepted in the United States, and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the expense limitation for the Fund.  Except for the Balanced Fund, these agreements are limited to a Fund’s direct operating expenses and, therefore, do not apply to acquired fund fees and expenses, which are indirect expenses incurred by a Fund through its investments in other investment companies, such as the underlying funds.  The contractual expense limitations for the Funds are as follows:

Fund	Expense Limitation
Money Market	0.80%
Limited Maturity Bond	0.90%*
Quality Bond	0.90%
High Yield Bond	0.90%
Flexibly Managed	1.00%
Growth Stock	1.00%
Large Cap Growth	1.00%
REIT Fund	1.25%
Large Core Growth Fund	0.64%
Large Core Value Fund	0.54%
SMID Cap Growth Fund	1.05%
SMID Cap Value Fund	1.14%
Emerging Markets Equity Fund	1.58%
Small Cap Index Fund	0.55%

Fund	Expense Limitation
Strategic Value	1.25%
Large Cap Value	1.00%
Index 500	0.40%*
Mid Cap Growth	1.00%
Mid Cap Value	1.00%
Small Cap Growth	1.15%
Small Cap Value	1.15%
International Equity	1.50%
Developed International Index Fund	0.59%
Balanced Fund	0.62%
Aggressive Allocation Fund	0.33%
Moderately Aggressive Allocation Fund	0.33%
Moderate Allocation Fund	0.33%
Moderately Conservative Allocation Fund	0.33%
Conservative Allocation Fund	0.33%

*                      Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Limited Maturity Bond Fund’s total expenses do not exceed 0.65%.  Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

**               Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%.  Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-adviser and Penn Mutual.  For the Money Market, Quality Bond, Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%.  For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%.  For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Strategic Value, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

Under Penn Mutual’s administrative and corporate services agreement, to the extent Penn Mutual does not have an obligation to waive its fees or reimburse expenses of a Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual for amounts previously waived or reimbursed by Penn Mutual, if any, during the Fund’s preceding three fiscal years.  Penn Mutual, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.

For the year ended December 31, 2007, each of the following Funds paid ICMI a fee based on its average daily assets, at the following annual rate:  Money Market Fund: 0.20%; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.33%; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Growth Stock Fund: 0.63%; Large Cap Value Fund: 0.60%; Large Cap Growth Fund: 0.55%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55%; Strategic Value Fund 0.72%; Small Cap Growth Fund: 0.74%; Small Cap Value Fund: 0.85%; International Equity Fund: 0.85%; and REIT Fund: 0.70%.  ICMI pays the sub-advisers out of the investment advisory fee it receives.

Each of the Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds pays ICMI a fee based on the average daily assets of such Fund, at the annual rate set forth in the chart below.  ICMI pays the sub-advisers out of the investment advisory fee it receives.

Fund	Investment Advisory Fee
Large Core Growth Fund	0.56%
Large Core Value Fund	0.46%
SMID Cap Growth Fund	0.75%
SMID Cap Value Fund	0.95%
Emerging Markets Equity Fund	1.25% on the first $500 million of assets; 1.20% on the next $500 million of assets; 1.15% on the next $1.5 billion of assets; and 1.00% on assets over $2.5 billion.
Small Cap Index Fund	0.30%
Developed International Index Fund	0.30%
Aggressive Allocation Fund	0.10%
Moderately Aggressive Allocation Fund	0.10%
Moderate Allocation Fund	0.10%
Moderately Conservative Allocation Fund	0.10%
Conservative Allocation Fund	0.10%

ICMI does not receive a fee for the services it performs for the Balanced Fund.  However, ICMI is entitled to receive an annual management fee from each of the underlying funds for which the Balanced Fund invests.

Except as noted below, a discussion regarding the basis for the Board of Directors’ approval of the Funds’ investment advisory and sub-advisory agreements is available in the Funds’ June 30, 2007 Semi-Annual Report, which covers the period January 1, 2007 through June 30, 2007.  Because the Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds are new, a discussion regarding the basis for the Board of Directors’ approval of these Funds’ investment advisory agreement and sub-advisory agreements will be available in a future shareholder report.

ACCOUNT POLICIES

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”).

The Funds offer their shares only to Penn Mutual and PIA for separate accounts they establish to fund variable life insurance and variable annuity contracts.  Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments.  The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value per share (“NAV”) next determined after receipt of the purchase order.  NAV for one share is the value of that share’s portion of all of the assets in a Fund.  Each Fund (except for the Money Market Fund) determines its NAV as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.  The NAV of the Money Market Fund is calculated at Noon (Eastern Time) on each day that the NYSE is open.

Frequent Trading Policies & Risks

The Funds presently are available only as investment options for certain variable annuity and variable life insurance contracts (collectively, the “variable contracts”) issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance & Annuity Company (collectively, the “Insurance Company”).  The Funds are intended for long-term investment through these variable contracts, and not as short-term trading vehicles.  Accordingly, contract owners that use market timing investment strategies or make frequent transfers should not choose the Funds as investment options under their variable contracts.

The trading activity of individual contract owners generally is not known to the Funds because, on a daily basis, the Insurance Company aggregates the orders of its contract owners and submits net purchase or redemption orders to each Fund.  As a result, the Funds’ ability to monitor the purchase, redemption, and exchange transactions of contract owners is severely limited.  Consequently, the Funds must rely on the Insurance Company, as the issuer and administrator of the variable contracts, to monitor contract owner transaction activity involving the Funds.  Because the Funds are available only through variable contracts issued by the Insurance Company, and because the Funds rely on the Insurance Company to apply limitations on trading activity, the Company’s Board of Directors has not adopted separate policies and procedures for the Funds with respect to frequent trading.  However, because the Insurance Company serves as an administrator to the Funds, the Board has reviewed and approved the Insurance Company’s policies and procedures regarding frequent trading by contract owners.

As required by its policies and procedures, the Insurance Company discourages frequent trading by monitoring contract owner trading activity and imposing transaction or order submission limitations on the variable contracts.  The Company has entered into an agreement with the Insurance Company that requires the Insurance Company to provide the Company with certain contract owner transaction information to enable the Company to review the contract owner transaction activity involving the Funds.  If excessive trading is identified, the Company will work with the Insurance Company to restrict trading by the contract owner and may require the Insurance Company to prohibit the contract owner from future purchases or exchanges into a Fund.

However, despite their efforts, there is no guarantee that the Company or Insurance Company will be able to identify individual contract owners who may be engaging in frequent trading in the Funds.  As a result, the Company cannot assure that the Insurance Company and the Company will be able to prevent all instances of frequent trading of Fund shares.  The Funds do, however, reserve the right to reject any purchase order at any time in their sole discretion.

If frequent trading does occur, it could adversely affect the Funds and their long-term shareholders.  Frequent trading can reduce the long-term returns of a Fund by: increasing costs paid by the Fund (such as brokerage commissions); disrupting the Fund’s portfolio management strategies; and requiring the Fund to maintain higher cash balances to meet redemption requests.  Frequent trading also can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

With respect to a Fund that invests in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund’s shares as compared to a fund investing in U.S. securities.  In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage).  This type of arbitrage may dilute the value of the Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value.  The Company has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred.  However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.  Like all mutual funds that invest in foreign securities, the International Equity, Growth Stock, Flexibly Managed, Large Cap Value, Small Cap Value, Large Core Growth, Large Core Value, SMID Cap Value, Developed International Index and Emerging Markets Equity Funds may be susceptible to the risks described above because they may invest a portion of their assets in such securities.

In addition, a Fund that invests in small/mid cap securities or high yield debt securities (“junk bonds”), which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.  Like all mutual funds that invest in small/mid cap securities, the Small Cap Growth, Small Cap Value, SMID Cap Value, SMID Cap Growth, Small Cap Index, Mid Cap Growth, Mid Cap Value, Strategic Value and REIT Funds may be susceptible to the risks described above because they invest in such securities.  The Limited Maturity Bond, Quality Bond, High Yield Bond and Large Core Value Funds invest in junk bonds and, therefore, they, like other mutual funds investing in such securities, also may be susceptible to the risks described above.

Please see the prospectuses of the relevant variable contracts for more information about the Insurance Company’s frequent trading policies and procedures.

How the Funds Calculate NAV

In calculating NAV, the Funds (except for the Money Market Fund) generally value their portfolio securities at their market prices.  If market prices are not readily available or they are determined to be unreliable, the Funds may determine fair value prices using methods approved by the Board of Directors.  The Funds’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Funds primarily value stocks of U.S. companies traded on U.S. exchanges at their market prices, there may be limited circumstances in which a Fund would price securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.  In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds.

With respect to any non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.  International securities markets may be open on days when the U.S. markets are closed.  In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares.  In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges.  In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services.  The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix.  When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security’s amortized cost.  Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

The Money Market Fund values its assets by the amortized cost method, which approximates market value.

Fund portfolio securities that are listed on foreign exchanges may trade on weekends or other days when the Funds do not calculate NAV.  As a result, the value of these Funds’ investments may change on days when you cannot purchase or sell Fund shares.

Portfolio Holdings Information

The Company makes available quarterly on Penn Mutual’s website – www.pennmutal.com – a Quarterly Investment Update (“Quarterly Update”), which includes certain portfolio holdings information for each Fund.  The Quarterly Update can be found by clicking on the “Investment Tracker” link on Penn Mutual’s website and then the “Investment Options” link.  The Quarterly Update includes each Fund’s top ten holdings and, as applicable, information regarding a Fund’s asset and sector allocation, property types, and/or bond quality. The Quarterly

Update is made available five weeks after the end of each quarter and is publicly available to all persons. The Quarterly Update generally remains accessible at least until the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current (expected to be at least three months).  A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information.

Dividends and Distributions

The Funds distribute their net investment income annually as dividends and make distributions of net realized capital gains, if any, at least annually except for distributions from the Money Market Fund which will be made monthly.

Taxes

Below is a summary of some important tax issues that affect the Funds and their shareholders.  This summary is based on current tax laws, which may change.  The Funds expect all net investment income and net realized capital gains of the Funds to be distributed at least annually and that the Funds will not pay federal income taxes. The Funds do not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts.  Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the variable annuity or variable life insurance contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state, local and foreign income tax consequences applicable to your investment. More information about taxes is in the Statement of Additional Information.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Funds’ financial performance for the past five years, or, if shorter, the period of a Fund’s operations.  Some of this information reflects financial information for a single Fund share.  The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.  The information provided below for the periods ended December 31, 2007, December 31, 2006, December 31, 2005 and December 31, 2004 has been audited by KPMG LLP, independent registered public accounting firm.  The information provided below for the period ended December 31, 2003 has been audited by another independent registered public accounting firm.  The KPMG LLP report, along with each Fund’s financial statements and related notes thereto, for each such period appear in the Funds’ Statement of Additional Information.  You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650.  The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

MONEY MARKET FUND

For a share outstanding throughout the period

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.05	0.05	0.03	0.01	0.01
Total from investment operations	0.05	0.05	0.03	0.01	0.01

Less Distributions:
Net investment income	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(1)	4.98%	4.66%	2.81%	0.96%	0.86%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$96,017	$76,350	$72,885	$81,743	$99,949
Ratio of total expenses to average net assets	0.49%	0.50%	0.50%	0.53%	0.50%
Ratio of net investment income (loss) to average net assets	4.88%	4.57%	2.74%	0.92%	0.89%

(1)    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

LIMITED MATURITY BOND FUND

For a share outstanding throughout the period

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.28	$10.25	$10.45	$10.57	$10.70

Income from investment operations:
Net investment income	0.41	0.45	0.37	0.37	0.43
Net realized and unrealized gain (loss) on investment transactions	0.13	0.01	(0.15)	(0.12)	(0.12)
Total from investment operations	0.54	0.46	0.22	0.25	0.31

Less distributions:
Net investment income	(0.41)	(0.43)	(0.42)	(0.37)	(0.43)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.41)	(0.43)	(0.42)	(0.37)	(0.44)
Net asset value, end of period	$10.41	$10.28	$10.25	$10.45	$10.57
Total return (1)	5.22%	4.49%	2.14%	2.32%	2.90%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,523	$42,867	$60,979	$46,219	$43,545
Ratio of total expenses to average net assets	0.60%	0.62%	0.61%	0.62%	0.60%
Ratio of net investment income (loss) to average net assets	4.55%	3.91%	3.42%	3.52%	3.62%
Portfolio turnover rate	39%	78%	300%	35%	27%

(1)          Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

QUALITY BOND FUND

For a share outstanding throughout the period

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.31	$10.18	$10.54	$10.51	$10.50

Income from investment operations:
Net investment income	0.47	0.46	0.40	0.45	0.48
Net realized and unrealized gain (loss) on investment transactions	0.18	0.08	(0.14)	0.03	0.16
Total from investment operations	0.65	0.54	0.26	0.48	0.64

Less distributions:
Net investment income	(0.46)	(0.41)	(0.45)	(0.45)	(0.48)
Net realized gains	—	—	(0.17)	— (a)	(0.15)
Total distributions	(0.46)	(0.41)	(0.62)	(0.45)	(0.63)
Net asset value, end of period	$10.50	$10.31	$10.18	$10.54	$10.51
Total return (1)	6.33%	5.25%	2.50%	4.59%	6.18%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$183,611	$160,670	$161,265	$172,734	$172,099
Ratio of total expenses to average net assets	0.59%	0.61%	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	4.71%	4.43%	3.72%	4.07%	4.36%
Portfolio turnover rate	55%	139%	614%	230%	215%

(1)                      Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

(a)          Distributions were less than one penny per share.

HIGH YIELD BOND FUND

For a share outstanding throughout the period

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$7.88	$7.59	$7.91	$7.70	$6.78

Income from investment operations:
Net investment income	0.58	0.55	0.57	0.61	0.64
Net realized and unrealized gain (loss) on investment transactions	(0.30)	0.20	(0.33)	0.21	0.92
Total from investment operations	0.28	0.75	0.24	0.82	1.56

Less distributions:
Net investment income	(0.58)	(0.46)	(0.56)	(0.61)	(0.64)
Net asset value, end of period	$7.58	$7.88	$7.59	$7.91	$7.70
Total return (1)	3.57%	9.97%	3.11%	10.71%	23.13%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$86,451	$88,203	$85,520	$85,957	$82,316
Ratio of total expenses to average net assets	0.84%	0.85%	0.86%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets.	6.97%	6.91%	7.01%	7.35%	8.55%
Portfolio turnover rate	67%	65%	64%	68%	88%

(1)          Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

FLEXIBLY MANAGED FUND

For a share outstanding throughout the period

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$25.12	$25.59	$25.96	$23.64	$18.75

Income from investment operations:
Net investment income	0.59	0.54	0.40	0.47	0.42
Net realized and unrealized gain (loss) on investment transactions	0.52	3.33	1.65	3.83	5.17
Total from investment operations	1.11	3.87	2.05	4.30	5.59

Less distributions:
Net investment income	(0.58)	(0.44)	(0.40)	(0.47)	(0.42)
Net realized gains	(1.93)	(3.90)	(2.02)	(1.51)	(0.28)
Total distributions	(2.51)	(4.34)	(2.42)	(1.98)	(0.70)
Net asset value, end of period	$23.72	$25.12	$25.59	$25.96	$23.64
Total return (1)	4.47%	15.37%	7.84%	18.58%	29.92%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,440,753	$1,330,977	$1,080,197	$929,480	$705,627
Ratio of net expenses to average net assets	0.83%	0.83%	0.84%	0.85%	0.86%
Ratio of total expenses to average net assets	0.83%	0.84%	0.84%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	2.34%	2.16%	1.56%	2.02%	2.11%
Portfolio turnover rate	61%	57%	30%	22%	25%

(1)         Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

GROWTH STOCK FUND

For a share outstanding throughout the period

	Year ended December 31,
	2007	2006	2005	2004*	2003
Net asset value, beginning of period	$14.68	$13.02	$12.28	$11.02	$9.81

Income from investment operations:
Net investment income (loss)	0.06	0.05	0.02	0.05	—
Net realized and unrealized gain (loss) on investment transactions	1.28	1.64	0.73	1.26	1.21
Total from investment operations	1.34	1.69	0.75	1.31	1.21

Less distributions:
Net investment income	(0.06)	(0.03)	(0.01)	—	—
Net realized gains	—	—	—	(0.05)	—
Total distributions	(0.06)	(0.03)	(0.01)	(0.05)	—
Net asset value, end of period	$15.96	$14.68	$13.02	$12.28	$11.02
Total return (1)	9.16%	13.01%	6.14%	11.90%	12.36%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$152,939	$132,371	$107,195	$95,242	$97,751
Ratio of net expenses to average net assets	0.94%	0.96%	0.98%	0.97%	0.97%
Ratio of total expenses to average net assets	0.94%	0.97%	0.98%	0.97%	0.97%
Ratio of net investment income (loss) to average net assets	0.37%	0.40%	0.15%	0.47%	0.02%
Portfolio turnover rate	55%	43%	44%	185%	578%

*                 Prior to August 1, 2004, the Growth Stock Fund was named Growth Equity Fund.

(1)        Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

LARGE CAP VALUE FUND

For a share outstanding throughout the period

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$19.60	$17.56	$18.45	$17.59	$13.97

Income from investment operations:
Net investment income	0.26	0.27	0.23	0.26	0.25
Net realized and unrealized gain (loss) on investment transactions	0.45	2.93	0.33	1.98	3.62
Total from investment operations	0.71	3.20	0.56	2.24	3.87

Less distributions:
Net investment income	(0.29)	(0.21)	(0.21)	(0.26)	(0.25)
Net realized gains	(2.37)	(0.95)	(1.24)	(1.12)	—
Total distributions	(2.66)	(1.16)	(1.45)	(1.38)	(0.25)
Net asset value, end of period	$17.65	$19.60	$17.56	$18.45	$17.59
Total return (1)	3.73%	18.27%	3.00%	12.85%	27.76%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$219,951	$234,269	$215,319	$224,481	$227,906
Ratio of net expenses to average net assets	0.86%	0.87%	0.88%	0.89%	0.90%
Ratio of total expenses to average net assets	0.87%	0.88%	0.88%	0.89%	0.90%
Ratio of net investment income (loss) to average net assets	1.25%	1.37%	1.15%	1.38%	1.62%
Portfolio turnover rate	92%	45%	45%	105%	40%

(1)             Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

LARGE CAP GROWTH FUND

For a share outstanding throughout the period

	Year or period ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.05	$10.79	$10.76	$10.53	$8.41

Income from investment operations:
Net investment income (loss)	0.06	0.04	0.02	0.06	0.03
Net realized and unrealized gain (loss) on investment transactions	0.45	0.36	0.11	0.85	2.12
Total from investment operations	0.51	0.40	0.13	0.91	2.15

Less distributions:
Net investment income	(0.06)	(0.03)	(0.02)	(0.06)	(0.03)
Net realized gains	(0.52)	(0.11)	(0.08)	(0.62)	—
Total distributions	(0.58)	(0.14)	(0.10)	(0.68)	(0.03)
Net asset value, end of period	$10.98	$11.05	$10.79	$10.76	$10.53
Total return (1)	4.71%	3.70%	1.20%	8.66%	25.61%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$29,551	$29,982	$27,247	$24,072	$16,099
Ratio of net expenses to average net assets	0.83%	0.86%	0.89%	0.96%	1.00%
Ratio of total expenses to average net assets	0.87%	0.88%	0.89%	0.96%	1.27%
Ratio of net investment income (loss) to average net assets	0.53%	0.35%	0.19%	0.59%	0.51%
Portfolio turnover rate	55%	38%	21%	114%	28%

(1)         Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

INDEX 500 FUND

For a share outstanding throughout the period

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$9.78	$8.58	$8.34	$7.67	$6.05

Income from investment operations:
Net investment income	0.17	0.15	0.14	0.13	0.10
Net realized and unrealized gain (loss) on investment transactions	0.33	1.17	0.24	0.67	1.62
Total from investment operations	0.50	1.32	0.38	0.80	1.72

Less distributions:
Net investment income	(0.17)	(0.12)	(0.14)	(0.13)	(0.10)
Net realized gains	—	—	—	—	—
Total distributions	(0.17)	(0.12)	(0.14)	(0.13)	(0.10)
Net asset value, end of period	$10.11	$9.78	$8.58	$8.34	$7.67
Total return (1)	5.09%	15.37%	4.48%	10.47%	28.41%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$254,462	$250,174	$234,122	$257,637	$234,020
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.29%	0.25%
Ratio of total expenses to average net assets	0.35%	0.37%	0.37%	0.37%	0.38%
Ratio of net investment income (loss) to average net assets	1.64%	1.61%	1.52%	1.70%	1.47%
Portfolio turnover rate	4%	6%	5%	1%	1%

(1)         Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

MID CAP GROWTH FUND

For a share outstanding throughout the period

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$8.47	$7.93	$7.05	$6.33	$4.24

Income from investment operations:
Net investment income (loss)	(0.04)	(0.01)	(0.03)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	2.17	0.55	0.91	0.76	2.12
Total from investment operations	2.13	0.54	0.88	0.72	2.09

Less distributions:
Net investment income	—	—	—	—	—
Net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$10.60	$8.47	$7.93	$7.05	$6.33
Total return (1)	25.15%	6.81%	12.48%	11.37%	49.29%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$112,637	$85,414	$81,174	$70,793	$65,052
Ratio of net expenses to average net assets	0.97%	0.96%	1.00%	1.00%	1.00%
Ratio of total expenses to average net assets	1.00%	1.02%	1.02%	1.03%	1.05%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.09)%	(0.43)%	(0.56)%	(0.59)%
Portfolio turnover rate	137%	153%	156%	169%	154%

(1)         Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

MID CAP VALUE FUND

For a share outstanding throughout the period

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$13.59	$12.97	$13.77	$13.05	$9.75

Income from investment operations:
Net investment income	0.11	0.11	0.09	0.05	0.04
Net realized and unrealized gain (loss) on investment transactions	0.38	1.36	1.63	2.88	3.55
Total from investment operations	0.49	1.47	1.72	2.93	3.59

Less distributions:
Net investment income	(0.13)	(0.09)	(0.09)	(0.05)	(0.04)
Net realized gains	(0.80)	(0.76)	(2.43)	(2.16)	(0.25)
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.96)	(0.85)	(2.52)	(2.21)	(0.29)
Net asset value, end of period	$13.12	$13.59	$12.97	$13.77	$13.05
Total return (1)	3.77%	11.41%	12.33%	23.17%	36.84%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$125,718	$125,362	$112,301	$98,448	$81,042
Ratio of net expenses to average net assets	0.79%	0.81%	0.85%	0.86%	0.86%
Ratio of total expenses to average net assets	0.83%	0.84%	0.85%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	0.73%	0.82%	0.67%	0.40%	0.39%
Portfolio turnover rate	73%	62%	100%	68%	64%

(1)         Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

STRATEGIC VALUE FUND

For a share outstanding throughout the period

	Year or period ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$13.23	$13.15	$12.91	$10.57	$8.54

Income from investment operations:
Net investment income	0.07	0.08	0.07	0.05	0.07
Net realized and unrealized gain (loss) on investment transactions	0.03	1.48	1.00	2.51	2.07
Total from investment operations	0.10	1.56	1.07	2.56	2.14

Less distributions:
Net investment income	(0.07)	(0.06)	(0.06)	(0.05)	(0.07)
Net realized gains	(1.48)	(1.42)	(0.77)	(0.17)	(0.04)
Total distributions	(1.55)	(1.48)	(0.83)	(0.22)	(0.11)
Net asset value, end of period	$11.78	$13.23	$13.15	$12.91	$10.57
Total return (1)	0.85%	12.23%	8.20%	24.25%	25.13%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$48,465	$43,616	$45,096	$30,485	$16,025
Ratio of net expenses to average net assets	1.04%	1.06%	1.07%	1.14%	1.25%
Ratio of total expenses to average net assets	1.05%	1.07%	1.07%	1.14%	1.26%
Ratio of net investment income (loss) to average net assets	0.57%	0.56%	0.58%	0.47%	0.54%
Portfolio turnover rate	40%	28%	25%	18%	17%

(1)               Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

SMALL CAP GROWTH FUND

For a share outstanding throughout the period

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$20.09	$20.34	$19.14	$17.48	$11.85

Income from investment operations:
Net investment income (loss)	(0.11)	(0.06)	(0.13)	(0.16)	(0.13)
Net realized and unrealized gain (loss) on investment transactions	1.66	(0.19)	1.33	1.82	5.76
Total from investment operations	1.55	(0.25)	1.20	1.66	5.63

Less distributions:
Net realized gains	—	—	—	—	—
Return of capital	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$21.64	$20.09	$20.34	$19.14	$17.48
Total return (1)	7.72%	(1.23)%	6.27%	9.50%	47.51%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$99,593	$106,380	$111,029	$113,579	$111,360
Ratio of net expenses to average net assets	1.02%	1.02%	1.02%	1.06%	1.09%
Ratio of net investment income (loss) to average net assets	(0.50)%	(0.27)%	(0.67)%	(0.87)%	(0.94)%
Portfolio turnover rate	107%	126%	137%	195%	191%

(1)          Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

SMALL CAP VALUE FUND

For a share outstanding throughout the period

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$17.70	$16.37	$16.95	$18.20	$11.00

Income from investment operations:
Net investment income (loss)	0.12	0.05	0.07	0.01	(0.08)
Net realized and unrealized gain (loss) on investment transactions	(1.03)	2.77	0.56	2.55	8.29
Total from investment operations	(0.91)	2.82	0.63	2.56	8.21

Less distributions:
Net investment income	(0.12)	(0.05)	(0.07)	(0.01)	—
Net realized gains	(2.60)	(1.44)	(1.14)	(3.80)	(1.01)
Total distributions	(2.72)	(1.49)	(1.21)	(3.81)	(1.01)
Net asset value, end of period	$14.07	$17.70	$16.37	$16.95	$18.20
Total return (1)	(5.30)%	17.43%	3.67%	14.88%	74.85%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$170,004	$182,142	$156,605	$165,714	$148,700
Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.15%	1.15%
Ratio of total expenses to average net assets	1.14%	1.14%	1.14%	1.17%	1.19%
Ratio of net investment income (loss) to average net assets	0.64%	0.28%	0.40%	0.08%	(0.61)%
Portfolio turnover rate	67%	59%	46%	142%	61%

(1)        Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout the period

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$24.27	$20.91	$17.98	$13.91	$10.53

Income from investment operations:
Net investment income	0.31	0.28	0.15	0.24	0.19
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	4.33	5.98	2.86	3.92	3.27
Total from investment operations	4.64	6.26	3.01	4.16	3.46

Less distributions:
Net investment income	(0.15)	(0.38)	(0.08)	(0.09)	(0.08)
Net realized gains	(4.67)	(2.52)	—	—	—
Total distributions	(4.82)	(2.90)	(0.08)	(0.09)	(0.08)
Net asset value, end of period	$24.09	$24.27	$20.91	$17.98	$13.91
Total return (1)	20.05%	30.34%	16.77%	30.01%	32.85%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$381,328	$294,499	$200,947	$165,509	$133,603
Ratio of net expenses to average net assets	1.16%	1.19%	1.21%	1.22%	1.19%
Ratio of total expenses to average net assets	1.18%	1.20%	1.21%	1.22%	1.19%
Ratio of net investment income (loss) to average net assets	1.14%	1.10%	1.47%	1.61%	1.63%
Portfolio turnover rate	95%	52%	40%	40%	59%

(1)              Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

REIT FUND

For a share outstanding throughout the period

	Year or period ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$18.10	$14.92	$14.33	$11.53	$9.00

Income from investment operations:
Net investment income	0.30	0.24	0.20	0.37	0.36
Net realized and unrealized gain (loss) on investment transactions	(3.49)	4.57	1.66	3.69	2.83
Total from investment operations	(3.19)	4.81	1.86	4.06	3.19

Less distributions:
Net investment income	(0.33)	(0.19)	(0.30)	(0.41)	(0.37)
Net realized gains	(2.42)	(1.44)	(0.97)	(0.85)	(0.29)
Return of capital	(0.16)	—	—	—	—
Total distributions	(2.91)	(1.63)	(1.27)	(1.26)	(0.66)
Net asset value, end of period	$12.00	$18.10	$14.92	$14.33	$11.53
Total return (1)	(17.87)%	32.41%	12.97%	35.53%	35.49%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$53,684	$71,790	$43,122	$31,247	$16,881
Ratio of net expenses to average net assets	0.99%	1.00%	1.02%	1.10%	1.25%
Ratio of total expenses to average net assets	0.99%	1.00%	1.02%	1.10%	1.34%
Ratio of net investment income to average net assets	1.37%	1.56%	1.41%	3.06%	4.87%
Portfolio turnover rate	85%	53%	54%	80%	69%

(1)          Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.   Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

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Statement of Additional Information

In addition to this Prospectus, Penn Series has a Statement of Additional Information (“SAI”), dated May 1, 2008, which contains additional, more detailed information about the Funds.  The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

Penn Series publishes annual and semi-annual reports containing additional information about each Fund’s investments.  In Penn Series’ shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Fund’s performance during that period.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at 1-800-523-0650 or by visiting Penn Mutual’s website at www.pennmutual.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways:  (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549.

Proxy Voting Policy and Proxy Voting Records

You may obtain a description of the Company’s Proxy Voting Policies and Procedures and a description of the Proxy Voting Policies and Procedures of the investment adviser and each sub-adviser to the Company, free of charge, by calling 1-800-523-0650, or by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab.

You may obtain the voting record of each Fund for the most recent twelve-month period ended June 30, free of charge, by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com and following the instructions noted above.  The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by the Company with the SEC on Form N-PX.  The voting record will also be available on the website of the U. S. Securities and Exchange Commission at www.sec.gov.

Penn Series Funds, Inc.’s Investment Company Act registration number is 811-03459.

Penn Series Funds, Inc.

Supplement Dated May 1, 2008

to the Prospectus Dated May 1, 2008

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.

The following portfolios of the Penn Series Funds, Inc. will not be available as investment options for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company, until the currently anticipated date of July 28, 2008.

Large Core Growth Fund

Large Core Value Fund

SMID Cap Growth Fund

SMID Cap Value Fund

Emerging Markets Equity Fund

Small Cap Index Fund

Developed International Index Fund

Balanced Fund

Aggressive Allocation Fund

Moderately Aggressive Allocation Fund

Moderate Allocation Fund

Moderately Conservative Allocation Fund

Conservative Allocation Fund

Please retain this supplement for future reference.

STATEMENT OF ADDITIONAL INFORMATION

PENN SERIES FUNDS, INC.

600 Dresher Road

Horsham, Pennsylvania 19044

Penn Series Funds, Inc. (“Penn Series”) is a no-load mutual fund with twenty nine separate investment portfolios (the “Funds”).

MONEY MARKET FUND

LIMITED MATURITY BOND FUND

QUALITY BOND FUND

HIGH YIELD BOND FUND

FLEXIBLY MANAGED FUND

GROWTH STOCK FUND

LARGE CAP VALUE FUND

LARGE CAP GROWTH FUND

INDEX 500 FUND

MID CAP GROWTH FUND

MID CAP VALUE FUND

STRATEGIC VALUE FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

INTERNATIONAL EQUITY FUND

REIT FUND

LARGE CORE GROWTH FUND

LARGE CORE VALUE FUND

SMID CAP GROWTH FUND

SMID CAP VALUE FUND

EMERGING MARKETS EQUITY FUND

SMALL CAP INDEX FUND

DEVELOPED INTERNATIONAL INDEX FUND

BALANCED FUND

AGGRESSIVE ALLOCATION FUND

MODERATELY AGGRESSIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

MODERATELY CONSERVATIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

This Statement of Additional Information is not a prospectus.  It should be read in conjunction with the Penn Series prospectus dated May 1, 2008.  A copy of the prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - H3F, Philadelphia, PA, 19172.  Or, you may call, toll free, 1-800-548-1119.

The date of this Statement of Additional Information is May 1, 2008.

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PENN SERIES

Penn Series is an open-end management investment company that offers shares of diversified portfolios (each, a “Fund,” and collectively, the “Funds”) for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”).  Shares of each Fund will be purchased by Penn Mutual and PIA for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans.  Penn Series was established as a Maryland corporation pursuant to Articles of Incorporation dated April 21, 1982.

INVESTMENT OBJECTIVES

The investment objectives of the Funds are as follows. There can be no assurance that these objectives will be achieved.  Each Fund’s investment objective may be changed by the Penn Series Board of Directors without the approval of shareholders.

Money Market Fund	Preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith
Limited Maturity Bond Fund	Highest available current income consistent with liquidity and low risk to principal; total return is secondary
Quality Bond Fund	Highest income over the long term consistent with the preservation of principal
High Yield Bond Fund	High current income
Flexibly Managed Fund	Maximize total return (capital appreciation and income)
Growth Stock Fund	Long-term growth of capital and increase of future income
Large Cap Value Fund	Maximize total return (capital appreciation and income)
Large Cap Growth Fund	Capital appreciation
Index 500 Fund	Total return (capital appreciation and income) which corresponds to that of the Standard & Poor’s Composite Index of 500 stocks
Mid Cap Growth Fund	Maximize capital appreciation
Mid Cap Value Fund	Growth of capital
Strategic Value Fund	Capital appreciation
Small Cap Growth Fund	Capital appreciation
Small Cap Value Fund	Capital appreciation
International Equity Fund	Capital appreciation
REIT Fund	High total return consistent with reasonable investment risks, through both current income and capital appreciation
Large Core Growth Fund	Long-term growth of capital (capital appreciation)
Large Core Value Fund	Total return
SMID Cap Growth Fund	Long-term returns
SMID Cap Value Fund	Long-term growth of capital
Emerging Markets Equity Fund	Capital appreciation
Small Cap Index Fund	To replicate the returns and characteristics of a small cap index

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Developed International Index Fund	To replicate the returns and characteristics of an international index composed of securities from developed countries
Balanced Fund	Long-term growth and current income
Aggressive Allocation Fund	Long-term capital growth consistent with its asset allocation strategy
Moderately Aggressive Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Moderate Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Moderately Conservative Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Conservative Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy

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INVESTMENT POLICIES

Information in this Statement of Additional Information supplements the discussion in the Penn Series Prospectus regarding investment policies and restrictions of the Funds.  Unless otherwise specified, the investment policies and restrictions are not fundamental policies and may be changed by the Board of Directors without shareholder approval.  Fundamental policies and restrictions of each Fund may not be changed without the approval of at least a majority of the outstanding shares of that Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

Money Market Fund

Investment Program.  The Fund invests in a diversified portfolio of money market securities, limited to those described below, which are rated within the two highest credit categories assigned by nationally recognized statistical rating organizations, or, if not rated, are of comparable investment quality as determined by Independence Capital Management, Inc. (“Investment Adviser”) which serves as investment adviser to the Fund.  Such securities include: (i) U.S. Government Obligations; (ii) U.S. Government Agency Securities; (iii) Bank Obligations; (iv) Commercial Paper; (v) Short-Term Corporate Debt Securities; (vi) Canadian Government Securities, limited to 10% of the Fund’s assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities; (x) Foreign Securities—U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and (xi) Asset Backed Securities. Certain of the securities may have adjustable rates of interest with periodic demand features. The Fund may also invest in securities of investment companies that invest in money market securities meeting the foregoing criteria.

Portfolio Quality.  The Fund will invest in U.S. dollar-denominated money market instruments determined by the Investment Adviser, under guidelines adopted by the Penn Series Board of Directors, to present minimum credit risk.  This determination will take into consideration such factors as liquidity, profitability, ability to generate funds and capital adequacy.  In addition, the Fund will observe investment restrictions contained in Rule 2a-7 promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, including the following: (a) the Fund will not invest in a money market instrument if, as a result, more than the greater of 1% of the Fund’s total assets or $1,000,000 would be invested in securities of that issuer which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality); and (b) the Fund will not invest in a money market instrument if, as a result, more than 5% of the Fund’s total assets would be invested in securities which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality).

Limited Maturity Bond Fund

The Fund invests in a diversified portfolio of short to intermediate term debt securities.  The Fund will invest primarily in investment grade securities (e.g., AAA, AA, A or BBB by S&P) rated by at least one of the nationally recognized statistical rating organizations (S&P, Moody’s, Fitch Investors Service, Inc., or Dominion Bond Rating Service) or, if not rated, are of equivalent investment quality as determined by the Investment Adviser. The Fund may also invest up to 10% of its net assets in “high yield” securities which are rated BB or B by S&P (or securities with a comparable rating by another nationally recognized statistical rating organization), and are sometimes referred to as “junk bonds.” Under normal circumstances, at least 80% of the Fund’s total assets will be invested in income producing securities. At least 75% of the value of the Fund’s total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes.

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In addition to the investments described above, the Fund may invest up to 25% of the value of its total assets (not including cash) in convertible securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and preferred and common stocks.  The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

Quality Bond Fund

The Fund invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable (i.e., securities for which market quotations are readily available) debt securities.  Except as provided below, the Fund will only purchase debt securities that are considered investment grade securities (e.g., AAA, AA, A, or BBB by S&P) by at least one of the nationally recognized statistical rating organizations (S&P, Moody’s, Fitch Investors Service, Inc., or Dominion Bond Rating Service) or, if not rated, are of equivalent investment quality as determined by the Investment Adviser.  The Fund may also invest up to 10% of its net assets in securities rated BB or B by S&P (or securities with a comparable rating by another nationally recognized statistical rating organization), which are sometimes referred to as “junk bonds.”  Under normal circumstances, at least 80% of the Fund’s total assets will be invested in debt securities. At least 75% of the value of the Fund’s total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations.  In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes.  In addition to the above, the Fund may invest up to 25% of the value of its total assets (not including cash) in Convertible Securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and Preferred and Common Stocks.  The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

High Yield Bond Fund

The Fund will invest at least 80% of the value of its total assets in a widely diversified portfolio of high-yield corporate bonds, often called “junk bonds,” income-producing convertible securities and preferred stocks.  The Fund seeks to invest its assets in securities rated Ba or lower by Moody’s, or BB or lower by S&P, or, if not rated, of comparable investment quality as determined by the investment sub-adviser.

Because high yield bonds involve greater risks than higher quality bonds, they are referred to as “junk bonds.” The Fund may, from time to time, purchase bonds that are in default, rated Ca by Moody’s or D by S&P, if, in the opinion of the sub-adviser, there is potential for capital appreciation. Such bonds are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation (see “Ratings of Corporate Debt Securities”). In addition, the Fund may invest its portfolio in medium quality investment grade securities (rated Baa by Moody’s or BBB by S&P) which provide greater liquidity than lower quality securities. Moreover, the Fund may, for temporary defensive purposes under extraordinary economic or financial market conditions, invest in higher quality securities.

Investments in the Fund’s portfolio may include: (i) Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Securities of Certain Supranational Organizations; (viii) Repurchase Agreements involving these securities; (ix) Private Placements (restricted securities); (x) Foreign Securities; (xi) Convertible Securities—debt securities convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities; (xii) Preferred Stocks—securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings and assets; (xiii) Loan Participation and Assignments; (xiv) Trade Claims; (xv) Deferrable Subordinate Securities and (xvi) Zero Coupon and Pay-in-Kind Bonds.  Zero Coupon and Pay-in-Kind Bonds can be more volatile than coupon bonds.  There is

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no limit on the Fund’s investment in these securities.  The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

Credit Analysis.  Because investment in lower and medium quality fixed-income securities involves greater investment risk, including the possibility of default or bankruptcy, achievement of the Fund’s investment objectives will be more dependent on the sub-adviser’s credit analysis than would be the case if the Fund were investing in higher quality fixed-income securities. Although the ratings of Moody’s or S&P are used as preliminary indicators of investment quality, a credit rating assigned by such a commercial rating service will not measure the market risk of lower quality bonds and may not be a timely reflection of the condition and economic viability of an individual issuer.

The sub-adviser places primary significance on its own in-depth credit analysis and security research. The Fund’s investments will be selected from an approved list of securities deemed appropriate for the Fund by the sub-adviser, which maintains a credit rating system based upon comparative credit analyses of issuers within the same industry and individual credit analysis of each company. These analyses take into consideration such factors as a corporation’s present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Although some issuers do not seek to have their securities rated by Moody’s or S&P, such unrated securities will also be purchased by the Fund only after being subjected to analysis by the sub-adviser. Unrated securities are not necessarily of lower quality than rated securities, but the market for rated securities is usually broader.

Maturity.  The maturity of debt securities may be considered long (10 plus years), intermediate (1 to 10 years), or short-term (12 months or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by the sub-adviser.  Normally, the Fund’s dollar weighted average maturity is expected to be in the 6 to 12 year range.

Yield and Price.  Lower to medium quality, long-term fixed-income securities typically yield more than higher quality, long-term fixed-income securities. Thus, the Fund’s yield normally can be expected to be higher than that of a fund investing in higher quality debt securities. The yields and prices of lower quality fixed income securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income markets, changes in perception of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality securities, which may result in greater price and yield volatility. For a given period of time, the Fund may have a high yield but a negative total return.

Deferrable Subordinated Securities.  Recently, securities have been issued which have long maturities and are deeply subordinated in the issuer’s capital structure.  They generally have 30-year maturities and permit the issuer to defer distributions for up to five years.  These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds.  As a result, the securities may be viewed as possessing certain “equity-like” features by rating agencies and bank regulators.  However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well.  These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one.  The High Yield Bond Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund’s investment objective and program.

Hybrid Instruments.  The Fund may invest up to 10% of its total assets in hybrid instruments.  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities futures and options.  For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a “benchmark”).  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return.  Hybrids may or may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of

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interest.  The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrid.  These risks may cause significant fluctuations in the net asset value of the Fund.

Other Investments.  The Fund may invest up to 20% of its total assets in dividend-paying preferred or common stocks (including up to 10% of net assets in warrants to purchase common stocks) that are considered by the sub-adviser to be consistent with the Fund’s current income and capital appreciation investment objectives.  In seeking higher income or a reduction in principal volatility, the Fund may write covered call options and purchase covered put options and spreads and purchase uncovered put options and uncovered call options; and the Fund may invest in interest rate futures contracts (and options thereon) for hedging purposes.  There are also special risks associated with investments in foreign securities whether denominated in U.S. dollars or foreign currencies.  These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.  Currency risk affects the Fund to the extent that it holds non-dollar foreign bonds.

Additional Risks of High Yield Investing.  There can be no assurance that the High Yield Bond Fund will achieve its investment objective. The high yield securities in which the Fund may invest are predominantly speculative with regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. Furthermore, the share price and yield of the Fund are expected to be more volatile than the share price and yield of a fund investing in higher quality securities, which react primarily to movements in the general level of interest rates.  The sub-adviser carefully considers these factors and the Fund attempts to reduce risk by diversifying its portfolio, by analyzing the creditworthiness of individual issuers, and by monitoring trends in the economy, financial markets, and specific industries. Such efforts, however, will not eliminate risk. High yield bonds may be more susceptible than investment grade bonds to real or perceived adverse economic and competitive industry conditions.  High yield bond prices may decrease in response to a projected economic downturn because the advent of a recession could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities.  Highly leveraged issuers also may find it difficult to obtain additional financing during a period of rising interest rates.  In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.  As such, the prices at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. If market quotations are not available, these securities will be valued by a method that, in the good faith belief of the Fund’s Board of Directors, accurately reflects fair value.

During 2007 the dollar weighted average ratings (computed monthly) of the debt obligations held by the Fund (excluding equities and reserves), expressed as a percentage of the Fund’s total net investments, were as follows:

Standard and Poor’s Ratings	Percentage of Total Net Investments*
AAA	0.00%
AA	0.00%
A	0.00%
BBB	1.37%
BB	20.18%
B	50.55%
CCC	17.60%
CC	0.00%
C	0.00%
D	0.07%
Unrated**	2.04%

* Unaudited. The portfolio also included 4.29% of its net assets in cash and 3.91% of its net assets in equity securities.

**T. Rowe Price Associates, Inc. has advised that in its view the unrated debt obligations were comparable in quality to debt obligations rated in the S&P categories as follows:  A:  0.00%; BBB: 0.00%; BB:  0.19%;  B+: 0.54%; B: 0.12%; B-: 0.57%; CCC+: 0.24%; CCC: 0.43%; CC:  0.00%; C:  0.00%; D:  0.00%; Unrated:  0.00%.

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Flexibly Managed Fund

In addition to investing in common stocks, the Fund may invest in the following securities:

•                  Equity-related securities, such as convertible securities (i.e., bonds or preferred stock convertible into or exchangeable for common stock), preferred stock, warrants, futures, and options.

•                  Corporate debt securities within the four highest credit categories assigned by nationally recognized statistical rating organizations, which include both high and medium-quality investment grade bonds. The Fund may also invest in non-investment grade corporate debt securities, which are sometimes referred to as “junk bonds,” if immediately after such investment the Fund would not have more than 15% of its total assets invested in such securities. The Fund’s investment in all corporate debt securities will be limited to 35% of net assets. The Fund’s convertible bond holdings will not be subject to these debt limits, but rather, will be treated as equity-related securities.  There is no limit on the Fund’s investments in convertible securities.  Medium-quality investment grade bonds are regarded as having an adequate capacity to pay principal and interest although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds.

•                  Short-term reserves (i.e., money market instruments), which may be used to reduce downside volatility during uncertain or declining equity market conditions.  The Fund’s reserves will be invested in shares of an internally managed fund of the sub-adviser or the following high-grade money market instruments: U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

•                  The Fund may invest up to 10% of its total assets in hybrid instruments.  These instruments (a type of potentially high-risk derivative) can combine the characteristics of futures and options.  For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a “benchmark”).  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return.  Hybrids may or may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid.  These risks may cause significant fluctuations in the net asset value of the Fund.

If the Fund’s position in money market securities maturing in one year or less equals 35% or more of the Fund’s total assets, the Fund will normally have 25% or more of its assets concentrated in securities of the banking industry.  Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers.  In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  The sub-adviser believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund’s investments, the short maturity of money market instruments, and the sub-adviser’s credit research.

Growth Stock Fund

Under normal market conditions, the Fund invests at least 80% of its net assets in a diversified group of growth companies.  The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objectives. The Fund’s holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such

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securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments.  The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes.  As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Large Cap Value Fund

The Fund’s assets will be invested primarily in common stocks of issuers that the sub-adviser believes are undervalued.  The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objectives.  The Fund may invest an unlimited amount in foreign securities.  Generally, the Fund will not invest more than 20% of its assets in foreign securities.  The Fund’s holdings are generally listed on a national securities exchange.  In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments.  The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes.  As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Large Cap Growth Fund

Under normal conditions, the Fund will invest at least 80% of its net assets in investments of large capitalization companies.  The sub-adviser is a research driven, fundamental investor, pursuing a growth strategy.  As a “bottom-up” investor focusing primarily on individual securities, the sub-adviser chooses companies that it believes are positioned for growth in revenues, earnings or assets. In choosing investments, the sub-adviser will focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations.  In addition, the sub-adviser also considers management expertise, industry leadership, growth in market share and sustainable competitive advantage.  Although the sub-adviser will search for investments across a large number of industries, it may have from time to time significant positions in particular sectors such as the technology sector (including health technology, electronic technology and technology services), communications, and financial services companies.  The Fund may invest up to 25% of its total assets in foreign securities.  In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of small to medium capitalization companies.  To the extent the Fund invests in debt securities and convertible debt securities, it does not intend to invest more than 5% in those rated Ba or lower by Moody’s or BB or lower by S&P® or unrated securities that the manager determines are of comparable quality.  The Fund also may: write covered call options, purchase put options on securities, enter into repurchase agreements, and invest in restricted or illiquid securities.  The Fund’s investments may include zero coupon, deferred interest or pay-in-kind bonds, or preferred stocks.  The Fund currently does not intend to invest more than 5% of its assets in loan participations and other related direct or indirect bank securities and it may invest up to 5% of its assets in trade claims.  Both loan participation and trade claims carry a high degree or risk.  The Fund may also lend its portfolio securities up to 30% of its assets and borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities).

Index 500 Fund

The Fund seeks to replicate the return of the S&P 500 Index, which is comprised of approximately 500 securities selected by Standards & Poor’s (most of which are common stocks listed on the New York Stock Exchange).  The Fund will normally invest in all of the stocks and other securities which comprise the S&P 500 Index. The Fund’s policy is to be substantially invested in common stocks included in the S&P 500 Index, and it is expected that cash reserves items held to accommodate shareholder transactions would be hedged with S&P 500

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Index Futures.  Over time, the correlation between the performance of the Fund and the S&P 500 Index is expected to be over 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increasing or decreasing in exact proportion to changes in the S&P 500 Index.

The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”).  S&P makes  no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance.  S&P’s only relationship to Penn Mutual  is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Penn Mutual or  the Index 500 Fund.  S&P has no obligation to take the needs of Penn Mutual or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS,  OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PENN MUTUAL, OWNERS OF THE INDEX 500 FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.  S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Mid Cap Growth Fund

The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the sub-adviser).  In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities.  The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments.  The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes.  As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Mid Cap Value Fund

The Fund will primarily invest in common stocks issued by medium capitalization companies. Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, foreign securities and ADRs.  The Fund will invest primarily in a diversified portfolio of common stocks of issuers that have market capitalizations that fall in the range of the Russell Mid-Cap Index that the sub-adviser believes to be undervalued relative to the stock market.  The sub-adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles.  In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate

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debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes.  As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Strategic Value Fund

The Fund will be subject to the risks associated with its investments.  The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors.  For example, the Fund may seek to hedge against certain market risks.  These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights.  If the sub-adviser judges market conditions incorrectly or uses a hedging strategy that does not correlate well with the Fund’s investments, it could result in a loss, even if the sub-adviser intended to lessen risk or enhance returns.  These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.  Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.  The Fund may also purchase convertible securities, depository receipts and foreign securities and is subject to the risks associated with such investing.  The Fund may invest in stock index future contracts in an effort to reduce volatility.  The Fund may also invest in debt securities.  The Fund may invest in securities of other investment companies subject to limitations prescribed by the Investment Company Act of 1940, as amended.  The sub-adviser selects securities that it believes are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles.

Small Cap Growth Fund

The Fund will invest primarily in common stocks, and may also invest in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objective. The Fund may also invest in bonds rated below Baa by Moody’s or BBB by S&P (sometimes referred to as “junk bonds”), but presently does not expect such investments in any such bonds to exceed 5% of the Fund’s assets. The Fund may write covered call options and purchase put options on its portfolio securities, purchase put and call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging and other non-speculative purposes.

Small Cap Value Fund

The Small Cap Value Fund is managed using a value oriented approach.  The Sub-Adviser evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies’ long term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.  Consideration will be given to the business quality of the issuer.  Factors positively affecting the Sub-Adviser’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business.  The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Sub-Adviser, are available at attractive prices.  As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

International Equity Fund

Under normal circumstances, the Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities.  The Fund seeks to be well diversified and will have investments in at least ten countries and five sectors at all times.

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The Fund may not always purchase securities on the principal market. For example, American Depositary Receipts (“ADRs”) may be purchased if trading conditions make them more attractive than the underlying security. ADRs are registered receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.  The Fund may likewise utilize European Depositary Receipts (“EDRs”), which are receipts typically issued in Europe by a bank or trust company evidencing ownership of an underlying foreign security.  Unlike ADRs, EDRs are issued in bearer form.  For purposes of determining the country of origin, ADRs and EDRs will not be deemed to be domestic securities.

The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. Fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody’s Investor Service, Inc., or BBB or higher by Standard and Poor’s Ratings Group or, if they are foreign securities which are not subject to standard credit ratings, the fixed income securities will be “investment grade” issues (in the judgment of the sub-adviser) based on available information.

The Fund may invest in securities which may be considered to be “thinly-traded” if they are deemed to offer the potential for appreciation, but does not presently intend to invest more than 5% of its total assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to restrictions, in options (puts and calls) and restricted securities.

Additional Risk Considerations.  Investments in foreign securities involve sovereign risk in addition to the credit and market risks normally associated with domestic securities.  Such foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).  A contract owner who selects this Fund will incur the risks generally associated with investment in equity securities and, in addition, the risk of losses attributable to changes in currency exchange rates to the extent that those risks are not adequately hedged by the sub-adviser.

REIT Fund

The Fund invests primarily in securities of real estate investment trusts (“REITs”).  The sub-adviser analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends.  Most REITs specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels, or specialize in a particular geographic region.  The sub-adviser believes that, over the long term, publicly traded real estate securities’ performance is determined by the underlying real estate assets, real estate market cycle and management’s ability to operate and invest in these assets during each market cycle.  The sub-adviser’s primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability or growing cash flow per share without undue risk to achieve such growth.  As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

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Large Core Growth Fund

The Fund attempts to achieve its investment objective by investing primarily in common and preferred stocks of large capitalization U.S. companies.  Under normal conditions, the Fund invests at least 80% of its net assets in securities of large capitalization companies.  For this Fund, large capitalization companies are those with market capitalizations within the range of companies comprising the Russell 1000 Growth Index at the time of purchase.

The Fund invests principally in equity securities of large capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The sub-adviser employs a rigorous bottom-up research process to identify solid investment opportunities.  The sub-adviser seeks to construct a well diversified portfolio in order to reduce risk while enhancing return.

The Fund may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), shares of other investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), and cash instruments maturing in one year or less.  In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Large Core Value Fund

The Fund invests primarily in value stocks of large capitalization companies.  Under normal conditions, the Fund invests at least 80% of its net assets in securities of large capitalization companies.  For this Fund, large capitalization companies are those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index.  Value stocks are stocks that, in the opinion of the sub-adviser, are inexpensive or undervalued relative to the overall stock market.

The Fund primarily invests in dividend-paying stocks.  The Fund may also invest in fixed income securities, such as convertible debt securities, of any credit quality (including securities rated below investment grade (“junk bonds”)), real estate investment trusts and non-income producing stocks.  The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries.  The Fund at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, covered short sales and equity swaps) to protect against stock price, interest rate or currency rate declines (“hedging”), to enhance returns, or as a substitute for the purchase or sale of securities or currencies.  In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

SMID Cap Growth Fund

The Fund attempts to achieve its investment objective by investing primarily in common stocks of small and medium capitalization U.S. companies.  Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies.  For this Fund, small and medium capitalization companies are those with market capitalizations within the range of companies comprising the Russell 2500 Growth Index at the time of purchase.

The sub-adviser’s strategy seeks superior, long-term returns by identifying growth companies at an early or transitional stage of development, before the market discovers their potential.  The sub-adviser employs a bottom-up investment approach applying original idea generation, fundamental research, and security analysis emphasizing growth companies at attractive valuations.  The sub-adviser’s approach emphasizes the predictability of earnings in order to seek to deliver superior investment results with controlled risk.  The sub-adviser seeks to have the Fund broadly diversified across industry groups.

Unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

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SMID Cap Value Fund

The Fund invests primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies.  For this Fund, small and medium capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index.  Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests in companies that are determined by the sub-adviser to be undervalued, using its fundamental value approach.  In selecting securities for the Fund, the sub-adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The sub-adviser’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects.

To the extent that companies involved in certain industries may from time to time constitute a material portion of the universe of small and medium capitalization companies, the Fund may also invest significantly in these industries (but not more than 25% of its total assets in any one industry).

The Fund may, but typically does not, enter into derivatives transactions, such as options, futures, forwards, and swap agreements.  The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.  In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Emerging Markets Equity Fund

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities located in emerging market countries.  For this Fund, an issuer is considered to be located in an emerging market country if, at the time of investment:(i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.  The sub-adviser will base determinations as to a company’s eligibility on publicly available information and inquiries made to the company.

The sub-adviser considers emerging market countries to be countries that the international financial community, including the World Bank and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization.  Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.  Allocation of the Fund’s investments will depend upon the relative attractiveness of emerging countries and particular issuers.  There are no prescribed limits on the geographic distribution of the Fund’s investments.

The sub-adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers.  The sub-adviser combines top-down country criteria to allocate the Fund’s assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential).  Portfolio securities are typically sold when any one or more of these assessments materially changes.  The sub-adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.

The Fund invests primarily in equity securities, including common and preferred stocks, convertible securities, rights and warrants to purchase common stock, and depositary receipts.  The Fund may invest in securities of micro, small- and medium-capitalization companies.  The Fund may purchase and sell certain derivative

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instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.  The Fund may purchase securities of other investment companies.  The Fund may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in non-investment grade debt securities (“junk bonds”).  The Fund may invest up to 10% of its assets in foreign real estate companies.  In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Small Cap Index Fund

The Fund invests at least 80% of its net assets in securities listed in the Russell 2000® Index (the “Index”).  Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index.  The Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight.  However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings.  In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole.  In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index.  The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index.  Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.  The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.  In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Developed International Index Fund

The Fund invests at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”).  Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and GDRs) and close substitutes (such as index futures contracts) that are designed to track the Index.  The Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities primarily from Europe, Australia, Asia and the Far East.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight.  However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings.  In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole.  In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

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The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index.  The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index.  Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.  The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.  In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Balanced Fund

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy.  Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocation.  These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies.  The underlying funds are managed using both indexed and active management strategies.  The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Under normal circumstances, the Fund will invest 50% -70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds.  The Fund’s allocation strategy is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

The Fund’s underlying equity fund allocation will primarily track the performance of the large capitalization company portion of the U.S. stock market.  The Fund’s underlying fixed income fund allocation will be invested primarily in a broad range of investment grade fixed income securities (although up to 10% of the underlying fund may be invested in non-investment grade securities), and is intended to provide results consistent with the broad US fixed income market.

The following chart shows the Fund’s target asset allocation among the various asset classes.  Market appreciation or depreciation may cause the Fund to be outside of its target asset allocation range.  In addition, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect the Fund’s actual allocations.  Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
Equity Fund	50% - 70%
Penn Series Index 500 Fund
Fixed Income Fund	30% - 50%
Penn Series Quality Bond Fund
Money Market Fund	0% - 20%
Penn Series Money Market Fund

With respect to its direct investments, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the adviser, such investment will be advantageous to the Fund.

Penn Series Lifestyle Funds

The Penn Series Lifestyle Funds consist of the following five funds (each, a “Lifestyle Fund” and, together, the “Lifestyle Funds”):

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Aggressive Allocation Fund	Moderately Aggressive Allocation Fund
Moderate Allocation Fund	Moderately Conservative Allocation Fund
Conservative Allocation Fund

The Lifestyle Funds seek to achieve their respective investment objectives by using a “fund-of-funds” strategy.  Accordingly, the Lifestyle Funds invest in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with their target asset allocations.  These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies.  The underlying funds are managed using both indexed and active management strategies.  The Lifestyle Funds intend to invest primarily in a combination of underlying funds; however, the Lifestyle Funds may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Each Lifestyle Fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances.  Through its investments in the underlying funds, each Lifestyle Fund’s target allocation is intended to allocate the Lifestyle Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities.  The portfolios of the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund are more heavily allocated to stocks, and reflect a more aggressive approach.  The portfolios of the Moderately Conservative Allocation Fund and Conservative Allocation Fund are more heavily allocated to bonds and cash investments, and reflect a more conservative approach.  The portfolio of the Moderate Allocation Fund is allocated among stock, bond and cash investments with a majority of it assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund, but more aggressive than the Moderately Conservative Allocation Fund and Conservative Allocation Fund.  The Aggressive Allocation Fund is designed as the most aggressive of the Lifestyle Funds and the Conservative Allocation Fund is designed as the most conservative of the Lifestyle Funds.

In determining the asset allocation of the Lifestyle Funds, the investment adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes.  Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds.  Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the investment adviser’s opinion, enhance the return potential of the Lifestyle Funds.  These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on a Lifestyle Fund’s investment objective.

The following chart shows each Lifestyle Fund’s target asset allocation among the various asset classes and which underlying funds are used within each asset class as of the date of this prospectus.  The adviser may deviate from the target asset allocations listed below.  In addition, market appreciation or depreciation may cause a Lifestyle Fund to be outside of its target asset allocation range.  Further, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect a Lifestyle Fund’s actual allocations.  Accordingly, a Lifestyle Fund’s actual allocations may differ from this illustration.

Target Asset Allocation
Asset Classes and Underlying Funds	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Equity Fund	85% - 100%	70% - 100%	50% - 70%	30% - 50%	20% - 40%
Penn Series Flexibly Managed Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Growth Stock Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%

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Target Asset Allocation
Asset Classes and Underlying Funds	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Penn Series Large Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Core Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Core Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0 -15%
Penn Series Index 500 Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Mid Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Mid Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Strategic Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series SMID Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series SMID Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Small Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Small Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Small Cap Index Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series International Equity Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Developed International Index Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Emerging Markets Equity Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series REIT Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Fixed Income and Money Market Funds	0% - 15%	0% - 30%	30% - 50%	50% - 70%	60% - 80%
Penn Series Quality Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series Limited Maturity Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series High Yield Bond Fund	0% - 15%	0% - 30%	0% - 30%	0% - 30%	0% - 30%
Penn Series Money Market Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%

With respect to their direct investments, unless otherwise stated herein, the Lifestyle Funds may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the adviser, such investment will be advantageous to the Lifestyle Funds.

SECURITIES AND INVESTMENT TECHNIQUES

Unless otherwise stated herein, the Funds may purchase any of the securities and/or engage in any of the investment practices identified in this section if, in the opinion of the adviser or sub-adviser (as applicable), such investment will be advantageous to the Fund.

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Investments in Equity Securities

Equity securities in which the Funds, other than the Money Market Fund, may invest in include those described below.

Equity Securities.  Equity securities represent ownership interests in a company, and are commonly called “stocks.”  Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news.  When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed.  Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts.  For more information on real estate investment trusts, see the section entitled “Real Estate Investment Trusts.”  For more information on warrants, see the section entitled “Warrants.”

Common stocks.  Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock.  The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings.  In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks.  Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights.  Preferred stocks normally have preference over the corporation’s assets and earnings, however.  For example, preferred stocks have preference over common stock in the payment of dividends.  Preferred stocks normally pay dividends at a specified rate.  However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners.  Certain classes of preferred stock are convertible into shares of common stock of the issuer.  By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.  Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities.  Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio.  A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances.  A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party.  The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock.  The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature.  Convertible securities are also rated below investment grade (“high yield” or “junk bond”) or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities.  In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years.  There may be a small trading market for a particular convertible security at any

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given time, which may adversely impact market price and a Fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend.  These securities have a convertible feature similar to convertible bonds, but do not have a maturity date.  Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock.  In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock.  The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates.  When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support.  While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow.  The value of convertible securities also is affected by changes in interest rates.  For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Initial Public Offering. The Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

American Depositary Receipts.  American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer.  Depositary receipts may be sponsored or unsponsored.  These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.  The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

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Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investments in Debt Securities

Debt securities in which the Funds may invest in include those described below.

U.S. Government Obligations.  The Funds may invest in bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. Government Agency Securities.  The Funds may invest in debt securities issued or guaranteed by U.S. Government sponsored enterprises, federal agencies, and international institutions. These include securities issued by Fannie Mae, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and the remainder are supported only by the credit of the instrumentality.

Long-Term, Medium to Lower Quality Corporate Debt Securities.  The Funds may invest in medium to lower quality corporate debt securities.  The High Yield Bond Fund will invest in outstanding convertible and nonconvertible corporate debt securities (e.g., bonds and debentures) that generally have maturities between 6 and 12 years.  This Fund will generally invest in long-term corporate obligations which are rated BBB or lower by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, are of equivalent quality as determined by the Fund’s investment sub-adviser.  The Flexibly Managed Fund may invest up to 15% of its assets in lower quality corporate debt securities.  The Emerging Markets Equity Fund may invest up to 5% of its assets in high yield securities.

Please see the “Additional Risks of High Yield Investing” in the High Yield Bond Fund section above for more information about the risks of investing in high yield securities and junk bonds.

Investment Grade Corporate Debt Securities.  The Funds may invest in corporate debt securities of various maturities that are considered investment grade securities.  The Limited Maturity Bond and Quality Bond Funds will invest principally in corporate debt securities of various maturities that are considered investment grade securities by at least one of the established rating services (e.g., AAA, AA, A, or BBB by Standard & Poor’s) or, if not rated, are of equivalent quality as determined by the Funds’ investment adviser, Independence Capital Management, Inc. (“ICMI”).

Bank Obligations.  The Funds may invest in certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

No Fund will invest in any security issued by a commercial bank unless:  (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank by any one Income Fund is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of a U.S. Bank, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Fund’s investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not

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prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Commercial Paper.  The Funds may invest in short-term promissory notes issued by corporations primarily to finance short-term credit needs. The Money Market Fund will only invest in commercial paper which is rated A-2 or better by Standard & Poor’s, Prime-2 or better by Moody’s or, if not rated, is of equivalent quality as determined by the investment adviser, and further will invest only in instruments permitted under the SEC Rule 2a-7 which governs money market fund investing.

Canadian Government Securities.  The Funds may invest in debt securities issued or guaranteed by the Government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof. However, the Money Market Fund will only purchase these securities if they are marketable and payable in U.S. dollars.  The Money Market Fund will not purchase any such security if, as a result, more than 10% of the value of its total assets would be invested in such securities.

Savings and Loan Obligations.  The Funds may invest in negotiable certificates of deposit and other debt obligations of savings and loan associations. They will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the security is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

No Fund will purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its total assets would be invested in such securities, other illiquid securities, and securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Municipal Obligations.  The Funds may invest in Municipal Obligations.  The Limited Maturity Bond, Quality Bond and Large Cap Value Funds may invest in Municipal Obligations that meet such Fund’s quality standards. The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Obligations may include variable and floating rate instruments. If such instruments are unrated, they will be determined by the adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by a Fund.

To the extent a Fund’s assets are to a significant extent invested in Municipal Obligations that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.

Foreign Debt Securities.  The Funds may invest in foreign debt securities.  Subject to the particular Fund’s quality and maturity standards, the Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit

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(Eurodollars).  The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar—denominated fixed-income securities principally traded in financial markets outside the United States.

The International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody’s Investor Services, Inc. or BBB or higher by Standard and Poor’s Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser. The Large Cap Value Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

The Small Cap Growth Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

The Emerging Markets Equity Fund may invest up to 20% of its net assets in debt securities, including debt securities of foreign issuers.

For information on risks involved in investing in foreign securities, see information on “Investments in Foreign Equity Securities” below.

Prime Money Market Securities Defined.  Prime money market securities include: U.S. Government obligations; U.S. Government agency securities; bank or savings and loan association obligations issued by banks or savings and loan associations whose debt securities or parent holding companies’ debt securities or affiliates’ debt securities guaranteed by the parent holding company are rated AAA or A-1 or better by Standard & Poor’s, AAA or Prime-1 by Moody’s, or AAA by Fitch; commercial paper rated A-1 or better by Standard & Poor’s, Prime-1 by Moody’s, or, if not rated, issued by a corporation having an outstanding debt issue rated AAA by Standard & Poor’s, Moody’s, or Fitch; short-term corporate debt securities rated AAA by Standard & Poor’s, Moody’s, or Fitch; Canadian Government securities issued by entities whose debt securities are rated AAA by Standard & Poor’s, Moody’s, or Fitch; and repurchase agreements where the underlying security qualifies as a prime money market security as defined above.

Mortgage-Backed Securities.  Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors.  The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.  There can be no assurance that estimated average life will be a security’s actual average life.  Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities (“FHLMC Gold PCS”) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to

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scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan of sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody’s. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Adjustable Rate Mortgage Securities (“ARMS”). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and

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decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Asset-Backed Securities.  The Funds may invest a portion of their assets in debt obligations known as “asset-backed securities.” The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities.  The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  Asset-backed securities may be classified as “pass through certificates” or “collateralized obligations.”

“Pass through certificates” are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets.  Pass through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.  Because pass through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligers on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Such assets are most often trade, credit card or automobile receivables.  The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof.  Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided.  As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Zero Coupon and Pay-in-Kind Bonds.  The Funds may invest in zero coupon and pay-in-kind bonds.  A zero coupon security has no cash coupon payments.  Instead, the issuer sells the security at a substantial discount from its maturity value.  The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price.  The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated.  However, zero coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period.  PIK’s, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest).  The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment.  PIK’s are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

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For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond.  A Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

Investments in Foreign Equity Securities

The Funds, other than the Money Market Fund, may invest in the equity securities of foreign issuers, including the securities of foreign issuers in emerging countries.  Certain of the Funds have adopted limitations with respect to their investments in the equity securities of foreign issuers as follows:  Growth Stock – 30%; Large Cap Value – 25%; Large Cap Growth – 25%, Mid Cap Growth Fund – 25%; Mid Cap Value – 25%, Strategic Value Fund – 10%, Small Cap Value – 15%; Small Cap Growth – 10%; Flexibly Managed Fund – 25% and REIT – 25%.  The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments.  Under normal circumstances, at least 80% of the Emerging Markets Equity Fund’s assets will be invested in equity securities located in emerging market countries.  The Developed International Index Fund invests at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index.  The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities primarily from Europe, Australia, Asia and the Far East.  The Large Core Value Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries.  Because the Funds may invest in foreign securities, the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).  The sub-advisers for the Large Core Growth, Large Core Value, Strategic Value, Large Cap Value and the Mid-Cap Value Funds do not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be “foreign securities.”

Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization.  The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets.  Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets.  This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities.  Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

Investments in Smaller Companies

The Funds, other than the Money Market Fund, may invest in securities of small- and mid-cap companies.  Small Cap Value, Small Cap Growth, SMID Cap Value, SMID Cap Growth and the Small Cap Index Funds may invest a substantial portion of their assets in securities issued by smaller capitalization companies.  Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks.  Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group.  While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities.  The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.  There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such

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securities to reflect the full value of their issuers’ underlying earnings potential or assets.  Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid.  The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when they would otherwise be sold.

Investments in Unseasoned Companies

The Funds, other than the Money Market Fund, may invest in companies (including predecessors) which have operated less than three years.  The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Foreign Currency Transactions

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Fund, other than the Money Market Fund, may purchase or sell foreign currency on a forward basis (“forward contracts”), enter into foreign currency futures and options on futures contracts (“forex futures”) and foreign currency options (“forex options”).  These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Fund’s investments.

Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forex futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract.  Forex futures traded in the United States are traded on regulated futures exchanges.  A Fund will incur brokerage fees when it purchases or sells forex futures and it will be required to maintain margin deposits.  Parties to a forex future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price.  There also are requirements to make “variation” margin deposits as the value of the futures contract fluctuates.  Forex futures and forex options will be used only to hedge against anticipated future changes in exchange rates that might otherwise adversely affect the value of the Fund’s securities or adversely affect the prices of the securities the Fund intends to purchase at a later date.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.  When the adviser or sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The Growth Stock Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund and High Yield Bond Fund do not intend to enter into such forward contracts under these circumstance on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts.  The Growth Stock Fund, Large Cap Value Fund, Mid Cap Growth Fund,

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Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund and High Yield Bond Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate them to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency.  The International Equity Fund and Emerging Markets Equity Fund may enter into a forward contract to buy or sell foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. In certain circumstances the adviser or sub-adviser to the International Equity Fund and Emerging Markets Equity Fund may commit a substantial portion of the portfolio to the consummation of forward contracts.  The REIT Fund may use currency forward contracts to manage risks and to facilitate transactions in foreign securities.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  A Fund’s custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund or “earmark” such securities in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above.  If the value of the securities “earmarked” or placed in the separate account declines, additional cash or securities will be “earmarked” or placed in the account on a daily basis so that the value of the “earmarked” cash or securities or the separate account will equal the amount of the Fund’s commitments with respect to such contracts.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

It also should be realized that this method of protecting the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from the value of such currency increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  They will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Repurchase Agreements, Reverse Repurchase Agreements and Mortgage Dollar Rolls

Each Fund may enter into repurchase agreements through which an investor (such as a Fund) purchases a security (known as the “underlying security”) from a well-established securities dealer or a bank that is a member

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of the Federal Reserve System.  Concurrently, the bank or securities dealer agrees to repurchase the underlying security at a future point at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week.  The Limited Maturity Bond and Quality Bond Funds will only enter into a repurchase agreement where the underlying securities are (excluding maturity limitations) rated within the four highest credit categories assigned by established rating services (AAA, Aa, A, or Baa by Moody’s or AAA, AA, A, or BBB by Standard & Poor’s), or, if not rated, of equivalent investment quality as determined by the investment adviser.  With the exception of the Money Market Fund, the underlying security must be rated within the top three credit categories, or, if not rated, must be of equivalent investment quality as determined by the investment adviser or sub-adviser.  In the case of the Money Market Fund, the underlying security must be rated within the top credit category or, if not rated, must be of comparable investment quality as determined by the investment adviser and the repurchase agreement must meet the other quality and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.  In addition, each Fund will only enter into a repurchase agreement where (i) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (ii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below.  In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.  The Funds generally retain the right to interest and principal payments on the security.  If a Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on a Fund’s portfolio’s securities. Because a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing.  When required by guidelines of the SEC, the Funds will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

The reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which the Funds will maintain an offsetting position in short duration investment-grade debt obligations.  Since the Funds will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.  However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser or sub-adviser believes that such arbitrage transactions present lower risks to the Funds than those associated with other types of leverage.

Mortgage “dollar rolls” or “covered rolls,” are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase.  Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.  A “covered roll” is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term “mortgage dollar roll” refers to mortgage dollar rolls that are not “covered rolls.”  If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held.  To avoid senior security concerns, a Fund will “cover” any mortgage dollar roll as required by the 1940 Act.

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Lending of Portfolio Securities

For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets.  This policy is a fundamental policy for all the Funds, except for the Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Market Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.  Securities loans are made to unaffiliated broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent.  The collateral received will consist of government securities, letters of credit or such other collateral as may be permitted under its investment program and by regulatory agencies and approved by the Board of Directors.  While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  Each Fund has a right to call each loan and obtain the securities within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets.  No Fund will have the right to vote securities while they are being lent, but it will call a loan in anticipation of any material vote.  Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks.  In addition, because recalling a security may involve expenses to a Fund, it is expected that a Fund will do so only where the items being voted upon are, in the judgment of the investment adviser or sub-adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Loans will only be made to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

Illiquid Securities

Illiquid securities generally are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued them.

The Funds may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act or securities that are offered in an exempt non-public offering under the Act, including unregistered equity securities offered at a discount in a private placement that are issued by companies that have outstanding, publicly traded equity securities of the same class (a “private investment in public equity,” or a “PIPE”).  Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security.  In making that determination, the adviser or sub-adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Fund’s treatment of Rule 144A securities as liquid could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  The adviser or sub-adviser will continue to monitor the liquidity of any Rule 144A security which has been determined to be liquid.  If a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure compliance with applicable limitations on investments in illiquid securities.

Warrants

The Funds may invest in warrants.  The Limited Maturity Bond, Index 500, Mid Cap Growth and Mid Cap Value Funds may, consistent with their investment objectives and policies, invest an unlimited amount in warrants.  The Flexibly Managed, Growth Stock and High Yield Bond Funds may invest in warrants if, after such investment, no more than 10% of the value of a Fund’s net assets would be invested in warrants.  The Large Cap Value, Small Cap Value, Strategic Value, Small Cap Growth, International Equity, Quality Bond and Money Market Funds may invest in warrants; however, not more than 5% of any such Fund’s assets (measured at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities.  Of such 5%, not more than 2% of such assets at the time of purchase may be invested in warrants that are not listed on the New York or

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American Stock Exchange.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  They have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued Securities

The Funds, other than the Money Market Fund, may from time to time purchase securities on a “when-issued” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within one month of the purchase.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund purchasing the when-issued security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets.  While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the particular Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The advisers do not believe that the net asset value or income of the Funds will be adversely affected by the respective Fund’s purchase of securities on a when-issued basis.  The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

The Quality Bond Fund’s Policy Regarding Industry Concentration

When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industries, the Quality Bond Fund will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of its assets in any one such industry, if the Fund has cash for such investment (i.e., will not sell portfolio securities to raise cash) and, if in Independence Capital Management, Inc.’s judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund’s investment objective.  Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody’s or S&P and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry.  Although the Fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings, Independence Capital Management, Inc. believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses.  These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Independence Capital Management, Inc. believes that any risk to the Fund which might result from concentration in any industry will be minimized by the Fund’s practice of diversifying its investments in other respects.  The Quality Bond Fund’s policy with respect to industry concentration is a fundamental policy.  See INVESTMENT RESTRICTIONS below.

Options

Each Fund, other than the Money Market Fund, may write covered call and buy put options on its portfolio securities and purchase call or put options on securities and securities indices.  The aggregate market value of the portfolio securities covering call or put options will not exceed 25% of a Fund’s total assets. Such options may be exchange-traded or dealer options.  An option gives the owner the right to buy or sell securities at a predetermined

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exercise price for a given period of time.  Although options will primarily be used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks.  Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price.  The High Yield Bond Fund may engage in other options transactions described in INVESTMENT RESTRICTIONS below, including the purchase of spread options, which give the owner the right to sell a security that it owns at a fixed dollar spread or yield spread in relation to another security that the owner does not own, but which is used as a benchmark.

A Fund will write call options only if they are “covered.”  This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the “covered” option, or will earmark or segregate cash, U.S. Government securities or other liquid debt obligations having a value equal to the fluctuating market value of the optioned securities.

Options trading is a highly specialized activity which entails greater than ordinary investment risks.  Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, more risky than an investment in the underlying securities themselves.

There are several risks associated with transactions in options on securities and indices.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Contracts

Each Fund, other than the Money Market Fund, may invest in futures contracts and options thereon (interest rate futures contracts, currency futures or stock index futures contracts, as applicable).  Each Fund will limit its use of futures contracts so that: (i) no more than 5% of the Fund’s total assets will be committed to initial margin deposits or premiums on options and (ii) immediately after entering into such contracts, no more than 30% of the Fund’s total assets would be represented by such contracts.  Such futures contracts may be entered into for speculative purposes, to hedge risks associated with the Fund’s securities investments or to provide an efficient means of regulating its exposure to the market.  When buying or selling futures contracts, a Fund must place a deposit with its broker equal to a fraction of the contract amount.  This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuates.  This process is known as “marking-to-market.”  The margin amount will be returned to a Fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage.  In order to avoid this, a Fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

Successful use of futures by a Fund is subject, first, to the investment adviser’s or sub-adviser’s ability to correctly predict movements in the direction of the market.  For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions.

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Even if the investment adviser or sub-adviser has correctly predicted market movements, the success of a futures position may be affected by imperfect correlations between the price movements of the futures contract and the securities being hedged.  A Fund may purchase or sell futures contracts on any stock index or interest rate index or instrument whose movements will, in the investment adviser’s or sub-adviser’s judgment, have a significant correlation with movements in the prices of all or portions of the Fund’s portfolio securities.  The correlation between price movements in the futures contract and in the portfolio securities probably will not be perfect, however, and may be affected by differences in historical volatility or temporary price distortions in the futures markets.  To attempt to compensate for such differences, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or purchase.  Despite such efforts, the correlation between price movements in the futures contract and the portfolio securities may be worse than anticipated, which could cause the Fund to suffer losses even if the investment adviser had correctly predicted the general movement of the market.

A Fund which engages in the purchase or sale of futures contracts may also incur risks arising from illiquid markets.  The ability of a Fund to close out a futures position depends on the availability of a liquid market in the futures contract, and such a market may not exist for a variety of reasons, including daily limits on price movements in futures markets.  In the event a Fund is unable to close out a futures position because of illiquid markets, it would be required to continue to make daily variation margin payments, and could suffer losses due to market changes in the period before the futures position could be closed out.

The trading of futures contracts is also subject to the risks of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Options on futures contracts are subject to risks similar to those described above, and also to a risk of loss due to an imperfect correlation between the option and the underlying futures contract.

Investment Companies

Each Fund may invest in securities issued by other investment companies.  Securities of investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act.  The Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds will invest substantially all their assets in other Penn Series Funds.  The High Yield Bond, Growth Stock and Flexibly Managed Funds may invest cash reserves in shares of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund.  In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses.

The Funds may invest in Exchange Traded Funds (“ETFs”).  These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Except for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocations Funds, each Fund is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Real Estate Investment Trusts

The Funds may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code.  The Funds will indirectly bear their proportionate share of any

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expenses paid by REITs in which they invest in addition to the expenses paid by the Funds.  Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.  In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.  Foreign real estate companies have their own expenses, and a Fund will bear a proportionate share of those expenses.

Loan Participations and Assignments

The Funds may invest in loan participations and assignments (collectively “participations”).  Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities.  Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt).  LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due.  The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral.  The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan.  Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the Funds will invest will also vary in legal structure.  Occasionally, lenders assign to another institution both the lender’s rights and obligations under a credit agreement.  Since this type of assignment relieves the original lender of its obligations, it is called a novation.  More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document.  A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower.  Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement.  Such partial assignments, which are more accurately characterized as “participating interests,” do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

Because the Funds are allowed to purchase debt securities, including debt securities at private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

There may not be a liquid public market for the loan participations.  Hence, the Funds may be required to consider loan participations as illiquid securities and subject them to the Funds’ restriction on investing no more than 15% of assets in securities for which there is no readily available market.  The Funds would initially impose a limit of no more than 5% of total assets in illiquid loan participations.  The Large Cap Growth Fund currently does not intend to invest more than 5% of its assets in loan participations.

Where required by applicable SEC positions, the Funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

Various service fees received by the Funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination).  To the

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extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code.  Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

Trade Claims

The Funds may invest up to 5% of their total assets in trade claims.  Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds.  Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms.  Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to a compromise along with the other debts of the company.  Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery.  In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Over the last few years a market for the trade claims of bankrupt companies has developed.  Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing.  Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities.  This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing.  It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

As noted above, investing in trade claims does carry some unique risks which include:

Establishing the Amount of the Claim.  Frequently, the supplier’s estimate of its receivable will differ from the customer’s estimate of its payable.  Resolution of these differences can result in a reduction in the amount of the claim.  This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

Defenses to Claims.  The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim.  Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments.  Preference payments are all payments made by the debtor during the 90 days prior to the bankruptcy filing.  These payments are presumed to have benefited the receiving creditor at the expense of the other creditors.  The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business. While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim.  This risk can be reduced by seeking representations and indemnification from the seller.

Documentation/Indemnification.  Each trade claim purchased requires documentation that must be negotiated between the buyer and seller.  This documentation is extremely important since it can protect the purchaser from losses such as those described above.  Legal expenses in negotiating a purchase agreement can be fairly high.  Additionally, it is important to note that the value of an indemnification depends on the seller’s credit.

Volatile Pricing Due to Illiquid Market.  There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile.  Accordingly, trade claims may be illiquid investments.

No Current Yield/Ultimate Recovery.  Trade claims are almost never entitled to earn interest.  As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain.  Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment.  Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities.  These securities may be as illiquid as the original trade claim investment.

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Tax Issue.  Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered “non-qualifying” under the Internal Revenue Code.  A Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.

Swap Agreements

Swap Agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease a Fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a Fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities.  For example, if a Fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the Fund’s exposure to longer-term interest rates.  Swap agreements tend to increase or decrease the overall volatility of a Fund’s investments and its share price and yield.  Changes in interest rates, or other factors determining the amount of payments due to and from the Fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a Fund, the Fund must be prepared to make such payments when they are due. In order to help minimize risks, the Funds will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis.  All other swap agreements will require the Funds to earmark or segregate assets in the amount of the accrued amounts owed under the swap.  The Funds could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The Funds will enter into swap agreements with counterparties deemed creditworthy by the investment adviser or sub-adviser.

In addition, the Funds may invest in swaptions, which are privately-negotiated option-based derivative products.  Swaptions give the holder the right to enter into a swap.  The Funds may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

INVESTMENT RESTRICTIONS

Except as otherwise specified, the investment restrictions described below have been adopted as fundamental policies of the respective Funds.  Fundamental policies may not be changed without the approval of the lesser of:  (1) 67% of a Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund’s outstanding shares.  Operating policies are subject to change by Penn Series’ Board of Directors without shareholder approval.  Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a Fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a Fund to sell an investment if it could not then make the same investment.  With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

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Money Market Fund

Investment restrictions (1) through (4), (6), (8) through (12), and (16) described below have been adopted by the Money Market Fund and are fundamental policies, except as otherwise indicated.  Restrictions (5), (7), and (13) through (15) are operating policies subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issuer. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit, or bankers’ acceptances; (d) Unseasoned Issuers. More than 5% of the value of the Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Equity Securities.  Purchase any common stocks or other equity securities, or securities convertible into equity securities; (3) Restricted or Illiquid Securities. Purchase restricted securities, illiquid securities, or securities without readily available market quotations, or invest more than 10% of the value of its total assets in repurchase agreements maturing in more than seven days and in the obligations of small banks and savings and loan associations which do not have readily available market quotations; (4) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (5) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (6) Commodities. Purchase or sell commodities or commodity contracts; (7) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (8) Purchases on Margin. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; (9) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; (10) Borrowing. Borrow money, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market.  The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities.  Interest paid on any such borrows will reduce net investment income; (11) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; (12) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; (13) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (14) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof; or (15) Senior Securities. Issue any class of securities senior to any other class of securities.

Limited Maturity Bond Fund

Investment restrictions (1) through (9) have been adopted by the Limited Maturity Bond Fund as fundamental policies.

The Fund may not:  (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase  securities of any issuer if, as a result, more than twenty-five percent  of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may

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be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent  permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities.  Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8)  Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending.  Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

Quality Bond Fund

Investment restrictions (1), (2), (4) through (9), (13) and (14) have been adopted by the Quality Bond Fund as fundamental policies, except as otherwise indicated.  Restrictions (3) and (10) through (12) are operating policies subject to change by the Board of Directors without shareholder approval.

The Fund may not:  (1)(a)  Diversification.  With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (b) Industry Concentration.  Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances (see The Quality Bond Fund’s Policy Regarding Industry Concentration above), but this limitation does not apply to bank certificates of deposit; (c) Unseasoned Issuers.  More than 5% of the value of the Fund’s total assets would be invested in the securities (taken at cost) of issuers which at the time of purchase had been in operation less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of the issuer) and in equity securities which are not readily marketable for reasons other than restrictions against sale to the public without registration under the Securities Act of 1933; (d) Restricted Securities. More than 10% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale; or (e) Warrants. More than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; (2) Real Estate. Purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate); (3) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) Commodities.  Purchase or sell commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts, subject to (14) below; (5) Short Sales and Purchases on Margin. Purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions subject to (14) below; (6) Loans. Make loans (although it may acquire publicly-distributed bonds, debentures, notes, and other debt securities, may enter into repurchase

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agreements, may lend portfolio securities, and may purchase debt securities at private placement within the limits imposed above on the acquisition of restricted securities); (7) Borrowing. Borrow money, except the Fund may (i) borrow money for temporary administrative purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market and, in any event, only if immediately thereafter there is an asset coverage of at least 300%, and (ii) enter into interest rate futures contracts; (8) Mortgaging. Mortgage, pledge, or hypothecate securities, except (i) in connection with permissible borrows where the market value of the securities mortgaged, pledged, or hypothecated does not exceed 15% of the Fund’s assets taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, taken at market, in order to comply with certain state investment restrictions, and (ii) interest rate futures contracts; (9) Underwriting. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act of 1933 upon the disposition of certain portfolio securities acquired within the limitations of restriction (e) above; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except the Fund reserves the right to write covered call options and purchase put and call options; (12) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

High Yield Bond Fund

Investment restrictions (1), (2), (4), (6), (8) through (12), and (15) through (16) have been adopted by the High Yield Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3), (5), (7), (13) through (14), and (17) through (19) are operating policies subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. With respect to 75% of the Fund’s total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issuer. With respect to 75% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund’s position in issues maturing in one year or less equals 35% or more of the Fund’s total assets; (2) Equity Securities. Invest more than 20% of the Fund’s total assets in common stocks (including up to 10% in warrants); (3) Restricted or Illiquid Securities. Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities and securities without readily available market quotations; (4) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (5) Investment Companies. Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940 and any rules adopted thereunder or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (6) Commodities.  Purchase or sell commodities or commodity contracts, except that it may enter into interest rate futures contracts, subject to (16) below; (7) Oil and Gas Programs. Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result, more than 5% of the Fund’s total assets would be invested in such programs; (8) Purchases on Margin. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts, subject to (16) below; (9) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend

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portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (10) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities.  Interest paid on any such borrows will reduce net investment income; the Fund may enter into interest rate futures contracts as set forth in (16) below; (11) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into interest rate futures contracts; (12) Underwriting. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (13) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (14) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information; (15) Senior Securities. Issue any class of securities senior to any other class of securities; (16) Futures Contracts. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon; (17) Purchases when Borrowings Outstanding. Purchase additional securities when money borrowed exceeds 5% of the Fund’s total assets; (18) Short Sales. Effect short sales of securities; or (19) Warrants. Invest in warrants if, as a result, more than 10% of the value of the net assets of the Fund would be invested in warrants.

Flexibly Managed Fund

Investment restrictions (1), (3), (5), (7) through (11), (13), and (14) are fundamental policies of the Flexibly Managed Fund, except as otherwise indicated. Restrictions (2), (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.

The Flexibly Managed Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result:  (a) Percent Limit on Assets Invested in Any One Issuer. With respect to 75% of the Fund’s total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issuer. With respect to 75% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund’s position in issues maturing in one year or less equals 35% or more of the Fund’s total assets; (2) Restricted or Illiquid Securities. Purchase a security if, as a result, more than 15% of the value of the Fund’s net assets would be invested in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations; (3) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except (i) to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder, or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (5) Commodities. Purchase or sell commodities or

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commodity contracts; except that it may enter into futures contracts, subject to (14) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of its total assets would be invested in such programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities.  Interest paid on any such borrowings will reduce net investment income.  The Fund may enter into futures contracts as set forth in (14) below; (10) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Growth Stock Fund

Investment restrictions (1) through (14) and (19) and (20) described below have been adopted by the Growth Stock Fund and are fundamental policies, except as otherwise indicated.  Restrictions (15) through (18) are operating policies which are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) Diversification.  With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;  (2) Unseasoned Issuers.  Purchase the securities of any issuer engaged in continuous operation for less than three years; (3) Industry Concentration.  Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry; (4) Real Estate.  Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate; (5) Commodities.  Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (20) below; (6) Investment Companies.  Acquire the securities of any investment company, except securities purchased in regular transactions in the open market or acquired pursuant to a plan of merger or consolidation (to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder); (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to (20) below; (8) Loans. Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes, and other debt securities, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; (9)

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Borrowing.  Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market.  The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (20) below; (10) Underwriting.  Act as an underwriter of securities, except insofar as it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon disposition of certain securities; (11) Securities of Adviser. Purchase or retain the securities of its investment adviser, or of any corporation of which any officer, director, or member of the investment committee of the investment adviser is a director; (12) Allocation of Principal Business to Officers and Directors. Deal with any of its officers or directors, or with any firm of which any of its officers or directors is a member, as principal in the purchase or sale of portfolio securities; (13) Allocation of Brokerage Business to Adviser. Pay commissions on portfolio transactions to its investment adviser or to any officer or director of its investment adviser; (14) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (15) Illiquid Securities. Purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities; (16) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund reserves the right to write covered call options and purchase put and call options; (17) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (18) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Growth Stock Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (19) Senior Securities. Issue any class of securities senior to any other class of securities; or (20) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Large Cap Value Fund

Investment restrictions (1), (2), (3), (5), (7) through (11), and (14) are fundamental policies of the Large Cap Value Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) (a) Diversification.  With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (b) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; (c) Unseasoned Issuers.  More than 5% of the value of the Large Cap Value Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund’s total assets would be invested in:  (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable; (3) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (14) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) Loans. Make loans, although the Fund may (i) purchase money

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market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrows will reduce net investment income; the Fund may also enter into futures contracts as set forth in (14) below; (10) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Large Cap Growth Fund

Investment restrictions (1) through (7) have been adopted by the Large Cap Growth Fund as fundamental policies.

The Fund may not:  (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (5) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (6)  Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (4) above or as permitted by rule, regulation or order of the SEC.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (7) Lending.  Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

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Index 500 Fund

Investment restrictions (1) through (9) have been adopted by the Index 500 Fund as fundamental policies.

The Fund may not:  (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent  permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities.  Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8)  Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending.  Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

Mid Cap Growth Fund

Investment restrictions (1) through (9) have been adopted by the Mid Cap Growth Fund as fundamental policies.

The Fund may not:  (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent  permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities.  Purchase or sell commodities or commodity contracts, unless acquired as a result of

45

ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8)  Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending.  Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

Mid Cap Value Fund

Investment restrictions (1) through (9) have been adopted by the Mid Cap Value Fund Bond Fund as fundamental policies.

The Fund may not:  (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent  permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities.  Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8)  Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending.  Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

Strategic Value Fund

Investment restrictions (1) through (3), (5) and (7) through (9) have been adopted by the Strategic Value Fund as fundamental policies. Restrictions (4) (6) and (10) through (15) are operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not:  (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting

46

securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent  permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time (the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities); (6) Short Sales.  Make short sales of securities or maintain a short position except to the extent permitted by applicable law; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities or in connection with a merger or acquisition; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (9) Lending.  Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies;  (10) Illiquid Securities.  Invest more than 15% of its net assets (at the time of investment) in illiquid securities, except for qualifying for resale under Rule 144 of the Securities Act of 1933; (11) Unseasoned Issuers. Purchase the securities of any issuer engaged in continuous operation for less than three years; (12) Warrants. Invest in warrants if, at the time of the acquisition, its investment in warrants would exceed 5% of the Fund’s total assets; (13) Real Estate. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases; (14) Derivatives. Write, purchase or sell puts, calls, straddles, spreads or combination thereof; and (15) Transaction with Fund Officers.  Buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of the Fund.

Small Cap Growth Fund

Investment restrictions (1) through (9) are fundamental policies of the Small Cap Growth Fund, except as otherwise indicated. Restrictions (10) through (14) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) Diversification. Make an investment unless, when considering all its other investments, 75% of the value of the Fund’s assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, “other securities” are limited for each issuer to not more than 5% of the value of the Fund’s assets and to not more than 10% of the issuer’s outstanding voting securities held by Penn Series as a whole; (2) Industry Concentration.  Invest more than twenty-five percent or more of the value of the Fund’s total assets in the securities of issuers having their principal business activities in the same industry; (3) Real Estate. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) Commodities. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) Purchases on Margin. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may

47

purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) Senior Securities. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Oil and Gas Programs. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (12) Illiquid Securities. Purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities; (13) Short Sales. Effect short sales of securities, except short sales “against the box;” (14) Mortgaging.  Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

Small Cap Value Fund

Investment restrictions (1) through (9) are fundamental policies of the Small Cap Value Fund, except as otherwise indicated. Restrictions (10) through (14) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) Diversification. Make an investment unless, when considering all its other investments, 75% of the value of the Fund’s assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, “other securities” are limited for each issuer to not more than 5% of the value of the Fund’s assets and to not more than 10% of the issuer’s outstanding voting securities held by Penn Series as a whole; (2) Industry Concentration.  Invest more than twenty-five percent or more of the value of the Fund’s total assets in the securities of issuers having their principal business activities in the same industry; (3) Real Estate. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) Commodities. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) Purchases on Margin. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) Senior Securities. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Oil and Gas Programs. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (12) Illiquid Securities. Purchase a

48

security if, as a result, more than 15% of its net assets would be invested in illiquid securities; (13) Short Sales. Effect short sales of securities, except short sales “against the box;” (14) Mortgaging.  Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

International Equity Fund

Investment restrictions (1), (2), (3), (5), (7) through (11), (13), and (14) are fundamental policies of the International Equity Fund, except as otherwise indicated. Restrictions (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) (a)  Diversification.  With respect to 75% of its assets invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (b) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; (c) Unseasoned Issuers. More than 5% of the value of the Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund’s total assets would be invested in:  (a) securities with legal or contractual restrictions on resale; (b) repurchase agreements maturing in more than seven (7) days; and (c) other securities that are not readily marketable; (3) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (14) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (14) below; (10) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii)

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more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

REIT Fund

Investment restrictions (1) through (8) have been adopted by the REIT Fund as fundamental policies. Restriction (9) is a non-fundamental operating policy and is subject to change by the Board of Directors without shareholder approval.

The Fund may not:  (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate; (3) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) Commodities.  Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (5) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (6) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (7)  Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (8) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies, any applicable exemptive orders; and (9) Illiquid Securities and Restricted Securities. Invest more than 15% of its net assets in illiquid or restricted securities (this restriction does not apply to any Rule 144A restricted security).

Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Market Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds

Investment restrictions (1) through (8) have been adopted by the above Funds as fundamental policies. Restriction (9) is a non-fundamental operating policy and is subject to change by the Board of Directors without shareholder approval.

Each of the above Funds may not:  (1) Diversification. With respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund; (2) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate; (3) Commodities.  Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (this limitation shall not prevent the Fund from purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts or from investing in securities or other instruments backed by physical commodities); (4) Borrowing. Borrow money, except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; (5) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain

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portfolio securities acquired within the limitation on purchases of restricted securities; (6)  Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in (4) above or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (7) Lending. Make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; (8) Industry Concentration.  Invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry (except that the Small Cap Index and Developed International Index Fund may purchase securities to the extent that the index the Fund is designed to track is also so concentrated); and (9) Illiquid Securities. Invest more than 15% of its net assets in illiquid securities.

In addition to the restrictions set forth above each Fund may be subject to investment restrictions imposed under the insurance laws and regulations of Pennsylvania and other states. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of the shareholders, with the requirements as so modified.

Section 817(h) of the Internal Revenue Code requires that the assets of each Fund be adequately diversified so that Penn Mutual or its affiliated insurance companies, and not the variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

In addition to the foregoing, the Money Market Fund will restrict its investments in accordance with the portfolio quality, diversification and maturity standards contained in Rule 2a-7 under the Investment Company Act of 1940. See “Investment Policies — Money Market Fund” above for certain of the restrictions contained in the Rule.

GENERAL INFORMATION

Investment Advisory Services

Independence Capital Management, Inc.  Independence Capital Management, Inc. (“ICMI”), a wholly-owned Penn Mutual subsidiary, serves as investment adviser to all of the Funds and performs day-to-day investment management services for the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.  See “INVESTMENT ADVISER” in the prospectus for information regarding ICMI and investment advisory and management services provided to the Funds by ICMI.

The Money Market, Limited Maturity Bond, Quality Bond, Growth Stock, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund at the following annual rates:  Money Market Fund, 0.20%; Limited Maturity Bond Fund, 0.30%; Quality Bond Fund, 0.35%; Growth Stock Fund, 0.65%; Aggressive Allocation Fund, 0.10%; Moderately Aggressive Allocation Fund, 0.10%; Moderate Allocation Fund, 0.10%; Moderately Conservative Allocation Fund, 0.10%; and Conservative Allocation Fund, 0.10%.  The advisory fees for the Money Market, Quality Bond, and Growth Stock Funds will be reduced by 0.05% with respect to average daily net assets in excess of $100,000,000.  ICMI does not receive a fee for the services it performs for the Balanced Fund.  However, ICMI is entitled to receive an annual management fee from each of the underlying funds for which the Balanced Fund invests.

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For providing investment advisory and management services to the High Yield Bond, Flexibly Managed, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Strategic Value Fund, Small Cap Value, International Equity, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, and Developed International Index, the Funds pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of each Fund, at the following annual rates:  High Yield Bond, 0.50%; Flexibly Managed, 0.60%; Large Cap Value 0.60%; Large Cap Growth, 0.55%; Index 500, 0.07%; Mid Cap Growth, 0.70%; Strategic Value Fund, 0.72%; Small Cap Value, 0.85%; International Equity, 0.85%; REIT, 0.70%; Large Core Growth, 0.56%; Large Core Value, 0.46%; SMID Cap Growth, 0.75%; SMID Cap Value, 0.95%; Small Cap Index, 0.30%; and Developed International Index, 0.30%.

For providing investment advisory and management services to the Mid Cap Value Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; and 0.425% of average daily net assets in excess of $1,500,000,000.

For providing investment advisory and management services to the Small Cap Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.

For providing investment advisory and management services to the Emerging Markets Equity Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 1.25% of the first $500,000,000; 1.20% of the next $500,000,000; 1.15% of the next $1,500,000,000; and 1.00% of average daily net assets in excess of $2,500,000,000.

Wells Capital Management Incorporated.  Wells Capital Management Incorporated (“Wells”) serves as sub-adviser to the Index 500, Large Core Growth and SMID Cap Growth Funds and performs day-to-day investment management services to the Fund.  See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund.  Wells Capital Management is a wholly-owned subsidiary of Wells Fargo Bank, N.A. which in turn is wholly-owned by Wells Fargo & Company, a diversified financial services company.  For providing sub-advisory services to the Fund, ICMI pays Wells, on a monthly basis, a sub-advisory fee based on average daily net assets of the Index 500 Fund, at an annual rate of 0.07% of the first $100,000,000 of average daily net assets and 0.03% of average daily net assets in excess of $100,000,000.  For providing sub-advisory services to the Large Core Growth Fund, ICMI pays Wells on a monthly basis, a sub-advisory fee based on average daily net assets of the Large Core Growth Fund, at an annual rate of 0.45% of the first $150,000,000 of average daily net assets; 0.425% of the next $150,000,000 of average daily net assets and 0.35% of average daily net assets in excess of $300,000,000.  For providing sub-advisory services to the SMID Cap Growth Fund, ICMI pays Wells on a monthly basis, a sub-advisory fee based on average daily net assets of the SMID Cap Growth Fund, at an annual rate of 0.45% of the first $50,000,000 of average daily net assets; 0.425% of the next $50,000,000 of average daily net assets and 0.40% of average daily net assets in excess of $100,000,000.

Turner Investment Partners, Inc.  Turner Investment Partners, Inc. (“Turner”) serves as sub-adviser to the Mid Cap Growth Fund and performs day-to-day investment management services to the Fund.  See “SUB-ADVISERS” in the Prospectus for information regarding the investment advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.45%.

Neuberger Berman Management Inc.  Neuberger Berman Management Inc. (“Neuberger Berman”) serves as sub-adviser to the Mid Cap Value Fund and performs day-to-day investment management services to the Fund.  See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund.  For providing sub-advisory service to the Fund, ICMI pays Neuberger Berman, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.43%.

Goldman Sachs Asset Management, L.P.  Goldman Sachs Asset Management, L.P. (“GSAM”) serves as sub-adviser to the Small Cap Value Fund and performs day-to-day investment management services for the Fund.

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GSAM is wholly-owned by The Goldman Sachs Group, Inc.  See “SUB-ADVISERS” in the prospectus for more information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory service to the Fund, ICMI pays GSAM, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.75% of the first $50,000,000 of average daily net assets; 0.70% with respect to the next $50,000,000 of average daily net assets; and 0.65% of average daily net assets in excess of $100,000,000.

T. Rowe Price Associates, Inc.  T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as sub-adviser to the Flexibly Managed, Growth Stock, and High Yield Bond Funds and performs day-to-day investment management services for the Funds.  See “SUB-ADVISERS” in the prospectus for more information regarding the sub-advisory services provided to the Funds.  For providing sub-advisory services to the Funds, ICMI pays T. Rowe Price, on a monthly basis, fees based on the average daily net assets of each Fund.  The fees for the Flexibly Managed and High Yield Bond Funds are paid at the following rates: 0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $250,000,000 of combined total average daily net assets of the two Funds; provided, that the fees shall be paid at the rate of 0.40% with respect to all average daily net assets of the two Funds at such time as the combined total average daily net assets of the two Funds exceed $500,000,000.  The fees for the Growth Stock Fund are paid at the following rates:  0.40% with respect to the first $500,000,000 of the average daily net assets of the Fund; and 0.35% of the average daily net assets of the Fund in excess of $500,000,000.

T. Rowe Price has agreed to waive its monthly compensation due it under the Investment Sub-Advisory Agreement to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the Funds, and the certain other Penn Mutual accounts sub-advised by T. Rowe Price:

Combined Asset Levels	Percentage Fee Waiver
Between $750 million and $1.5 billion	5% fee reduction
Between $1.5 billion and $3 billion	7.5% fee reduction
Above $3 billion	10% fee reduction

ABN AMRO Asset Management, Inc.  ABN AMRO Asset Management, Inc. (“ABN AMRO”) serves as sub-adviser to the Large Cap Growth Fund and performs day-to-day investment management services for the Fund.  See “SUB-ADVISERS” in the prospectus for more information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays ABN AMRO, on a monthly basis, fees based on the average daily net assets of the Fund.  The fees are paid at the following rates: 0.425% with respect to the first $50,000,000 of the average daily net assets of the Fund; and 0.40% of the average daily net assets of the Fund in excess of $50,000,000.

Lord, Abbett & Co. LLC.  Lord, Abbett & Co. LLC (“Lord Abbett”) serves as sub-adviser to the Strategic Value and Large Cap Value Funds and performs day-to-day investment management services for the Funds. See “SUB-ADVISERS” in the prospectus for more information regarding the sub-advisory services provided to the Funds.  For providing sub-advisory services to the Funds, ICMI pays Lord Abbett, on a monthly basis, fees based on the average daily net assets of the Funds.  The fees for the Strategic Value Fund are paid at the following rates: 0.45% with respect to the first $200,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.375% with respect to the average daily net assets of the Fund in excess of $500,000,000.  The fees paid for the Large Cap Value Fund are paid at the following rates:  0.35% with respect to the first $200,000,000 of the average daily net assets of the Fund; 0.30% with respect to the next $200,000,000 of the average daily net assets of the Fund; and 0.25% with respect to the average daily net assets of the Fund in excess of $400,000,000.

Heitman Real Estate Securities LLC.  Heitman Real Estate Securities LLC (“Heitman”) serves as sub-adviser to the REIT Fund and performs day-to-day investment management services for the Fund.  See “SUB-ADVISERS” in the prospectus for more information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Heitman, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.40%.

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Vontobel Asset Management, Inc.  Vontobel Asset Management, Inc. (“Vontobel”) serves as sub-adviser to the International Equity Fund and performs the day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the prospectus for information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Vontobel, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following rates: 0.50% with respect to the first $227,000,000 of the average daily net assets of the Fund; and 0.35% with respect to the average daily net assets of the Fund in excess of $227,000,000.

Bjurman, Barry & Associates.  Bjurman, Barry & Associates (“BBA”) serves as sub-adviser to the Small Cap Growth Fund and performs day-to-day investment management services for the Fund.  See “SUB-ADVISERS” in the prospectus for more information regarding the sub-advisory services provided to the Fund.  ICMI pays BBA, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund.  The sub-advisory fee is paid at the following rate: 0.50% of the average daily net assets of the Fund.

AllianceBernstein L.P.  AllianceBernstein L.P. (“Alliance”) serves as the sub-adviser to the SMID Cap Value Fund and performs day-to-day investment management services for the Fund.  See “SUB-ADVISERS” in the prospectus for more information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Alliance, on a monthly basis, an advisory fee based on average daily net assets of the Fund.  The fees are paid at the following annual rates: 0.95% with respect to the first $25,000,000 of the average daily net assets of the Fund; 0.75% with respect to the next $25,000,000 of the average daily net assets of the Fund; 0.65% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.55% with respect to the average daily net assets of the Fund in excess of $100,000,000.

Eaton Vance Management.  Eaton Vance Management (“Eaton Vance”) serves as the sub-adviser to the Large Core Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the prospectus for more information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Eaton Vance, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.35% with respect to the first $150,000,000 of the average daily net assets of the Fund; 0.30% with respect to the next $250,000,000 of the average daily net assets of the Fund; and 0.25% with respect to the average daily net assets of the Fund in excess of $400,000,000.

SSgA Funds Management, Inc.  SSgA Funds Management, Inc. (“SSgA FM”) serves as the sub-adviser to the Small Cap Index Fund and the Developed International Index Fund and performs day-to-day investment management services for the Funds. See “SUB-ADVISERS” in the prospectus for more information regarding the sub-advisory services provided to the Funds.   For providing sub-advisory services to the Funds, ICMI pays SSgA FM, on a monthly basis, an advisory fee based on average daily net assets of each Fund.  The Developed International Index Fund fees are paid at the following annual rates: 0.15% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.10% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.05% with respect to the average daily net assets of the Fund in excess of $100,000,000.  The Small Cap Index Fund fees are paid at the following annual rates: 0.08% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.06% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.04% with respect to the average daily net assets of the Fund in excess of $100,000,000.

Van Kampen Asset Management.  Van Kampen Asset Management (“Van Kampen”) serves as the sub-adviser to the Emerging Markets Equity Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the prospectus for more information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Van Kampen, on a monthly basis, an advisory fee based on average daily net assets of the Fund.  The fees are paid at the following annual rates: 0.80% with respect to the first $150,000,000 of the average daily net assets of the Fund; and 0.75% with respect to the average daily net assets of the Fund in excess of $150,000,000.

In the years 2007, 2006, and 2005, the advisory fees paid to ICMI by each of the Funds were as follows:

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Fund*	2007	2006	2005
Money Market Fund	$179,865	$152,089	$152,510
Limited Maturity Bond Fund	151,611	136,823	177,497
Quality Bond Fund	568,000	515,353	518,483
High Yield Bond Fund(1)	449,943	426,811	427,488
Flexibly Managed Fund(2)	8,585,327	7,148,637	5,944,673
Growth Stock Fund (3)	927,637	746,440	631,560
Large Cap Value Fund(4)	1,391,881	1,347,741	1,292,566
Large Cap Growth Fund (5)	166,607	156,698	137,453
Index 500 Fund(6)	180,620	165,732	166,421
Mid Cap Growth Fund(7)	679,896	601,379	510,092
Mid Cap Value Fund(8)	722,944	663,207	565,592
Strategic Value Fund (9)	341,666	310,417	270,906
Small Cap Growth Fund(10)	761,863	834,488	787,528
Small Cap Value Fund(11)	1,581,116	1,439,203	1,329,365
International Equity Fund(12)	2,853,684	2,070,977	1,477,794
REIT Fund(13)	488,326	394,416	251,604

* The Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds were not active as of December 31, 2007.

(1)     In 2007, 2006, and 2005, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $349,167, $333,566, and $335,840, respectively.

(2)     In 2007, 2006, and 2005, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $5,551,770, $4,655,437, and $3,891,584, respectively.

(3)     In 2007, 2006 and 2005, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $567,520, $453,537, and $382,067, respectively.

(4)     In 2007, 2006 and 2005, ICMI paid sub-advisory fees to Lord, Abbett & Co. LLC of $795,941, $773,870, and $746,283, respectively.

(5)     In 2007, 2006, and 2005, ICMI paid sub-advisory fees to ABN AMRO Asset Management Inc. of $128,742, $121,085, and $106,214, respectively.

(6)     In 2007, 2006, and 2005, ICMI paid sub-advisory fees to Wells Capital Management Incorporated of $117,408, $111,028, and $111,323, respectively.

(7)     In 2007, 2006, and 2005, ICMI paid sub-advisory fees to Turner Investment Partners, Inc. of $484,462, $429,557, and $364,351, respectively.

(8)     In 2007, 2006, and 2005, ICMI paid sub-advisory fees to Neuberger Berman Management Inc. of $565,211, $518,507, and $442,190, respectively.

(9)     In 2007, 2006, and 2005, ICMI paid sub-advisory fees to Lord, Abbett & Co. LLC of $213,541, $194,011, and $169,316, respectively.

(10)   In 2007, 2006 and 2005, ICMI paid sub-advisory fees to Bjurman, Barry & Associates of $517,402, $569,277, and $535,734, respectively.

(11)   In 2007, 2006 and 2005, ICMI paid sub-advisory fees to Goldman Sachs Asset Management, L.P. of $1,284,089, $1,175,567, and $1,091,573, respectively.

(12)   In 2007, 2006, and 2005, ICMI paid sub-advisory fees to Vontobel Asset Management, Inc. of $1,515,546, $1,195,792, and $869,290, respectively.

(13)   In 2007, 2006, and 2005, ICMI paid sub-advisory fees to Heitman Real Estate Securities LLC of $279,043, $239,605, and $154,557, respectively.

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own (if any) and how they are compensated.

Independence Capital Management, Inc.:  Investment adviser to the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (collectively, the “Funds”).

Compensation.  Peter Sherman, Joshua Myers, Jennifer Ripper, Christopher Beaulieu and Keith Huckerby are compensated by the Funds’ adviser, Independence Capital Management, Inc., through an Administrative Service and Support Agreement with its parent, The Penn Mutual Life Insurance Company.  Willard N. Woolbert is

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compensated by the Funds’ adviser, Independence Capital Management, Inc., through an Administrative Service and Support Agreement with Pennsylvania Trust Company.

Peter Sherman, Joshua Myers, Jennifer Ripper, Christopher Beaulieu and Keith Huckerby receive their compensation based upon three components.  The first component is base salary, which is fixed and reviewed annually.  The second component of compensation is in the form of a small performance bonus, which is based upon relative performance of the individual portfolios managed by the portfolio managers versus an appropriate market benchmark for each portfolio measured over both a one- and three- year time period (pre-tax).  With respect to, the third component of compensation is in the form of a bonus based upon a multiple of base salary and tied to specific measures of profitability goals, sales goals and expense management goals of The Penn Mutual Life Insurance Company.

Willard N. Woolbert receives compensation based upon two components. The first component is base salary, which is fixed and reviewed annually. The second component of compensation is in the form of a bonus, which is tied to profitability goals of Pennsylvania Trust Company.

Peter M. Sherman, in his capacity as Executive Vice President and Chief Investment Officer of Penn Mutual, and Willard N. Woolbert, in his capacity as Senior Vice President and Chief Investment Officer of Pennsylvania Trust Company, are also eligible to participate in a deferred compensation plan that is only made available to certain individuals.  Participation in the deferred compensation plan, while exclusive to only some individuals at Penn Mutual, is not solely related to fund management.

Fund Shares Owned by Portfolio Managers.  The following table shows the dollar amount range of the portfolio managers’ “beneficial ownership” of shares of the Funds as of December 31, 2007.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager*	Fund	Dollar Range of Fund Shares
Peter M. Sherman	Money Market Fund	$50,001 - $100,000
	Limited Maturity Bond Fund	None
	Quality Bond Fund	$50,001 - $100,000
Joshua J. Myers	Money Market Fund	None
	Limited Maturity Bond Fund	None
	Quality Bond Fund	$10,001 - $50,000
Jennifer S. Ripper	Money Market Fund	None
	Limited Maturity Bond Fund	None
	Quality Bond Fund	$1 - $10,000
Christopher Beaulieu	Money Market Fund	None
	Limited Maturity Bond Fund	None
	Quality Bond Fund	$1 - $10,000

* No information is provided for Willard N. Woolbert and Keith G. Huckerby, who are each portfolio managers of the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, because the funds they manage were not active as of December 31, 2007.

Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  None of the accounts listed below are subject to a performance-based advisory fee.  The information below is provided as of December 31, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name*	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Money Market, Quality Bond and Limited Maturity Bond Funds
Peter M. Sherman	0	0	0	0	1	$6.3 billion

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name*	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joshua J. Myers	0	0	0	0	1	$6.3 billion
Jennifer S. Ripper	0	0	0	0	1	$6.3 billion
Christopher Beaulieu	0	0	0	0	1	$6.3 billion
Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds
Willard N. Woolbert	0	0	0	0	197	$185.8 million
Keith G. Huckerby	0	0	0	0	0	$0

Conflicts of Interests.  The Portfolio Managers manage multiple accounts, including the Funds.  The Portfolio Managers make decisions for each portfolio taking into account the investment objectives, policies, guidelines and other relevant considerations that are applicable to that portfolio.  Independence Capital Management, Inc. believes that its written policies and procedures are reasonably designed to minimize potential conflicts of interest and to prevent material conflicts of interest that may arise when managing portfolios for multiple accounts with similar investment objectives.

Independence Capital Management, Inc. does not believe that any material conflicts of interest exist in connection with the Portfolio Managers’ management of the investments of the Funds and the investments of the Other Accounts referenced in the Table above.

T. Rowe Price Associates (“T. Rowe Price”):  Investment Sub-Adviser to the Flexibly Managed, High Yield Bond and Growth Stock Funds (collectively, the “Funds”).

Compensation.  T. Rowe Price compensates each Fund’s portfolio manager.  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms.  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds.   Compensation is viewed with a long term time horizon.  The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well.  Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees.  Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Fund Shares Owned by Portfolio Managers.  The portfolio managers did not beneficially own any shares of the Funds, as of December 31, 2007.

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Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  None of the accounts listed below are subject to a performance-based advisory fee.  The information below is provided as of December 31, 2007.  Total assets are based on T. Rowe Price internal records as of December 31, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets [Note: not including Funds] (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Flexibly Managed Fund

David Giroux	2	$14,061.8	1	$101.1	0	$0

High Yield Bond Fund

Mark Vaselkiv	8	$6,421.8	10	$1,915.0	7	$17,132.9

Growth Stock Fund

P. Robert Bartolo	11	$31,946.6	1	$232.3	7	$435.7

Conflicts of Interests.  T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with a portfolio manager’s management of a Fund’s investments and the investments of the other accounts listed above. Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.  T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed in the “Compensation” section above, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Lord, Abbett & Co. LLC (“Lord Abbett”):  Investment Sub-Adviser to the Strategic Value and Large Cap Value Funds (collectively, the “Funds”).

Compensation: Lord Abbett compensates each Fund’s investment managers. Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid

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during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Fund Shares Owned by Portfolio Managers.  The investment managers did not beneficially own any shares of the Funds as of December 31, 2007.

Other Accounts.  The following table indicates for each Fund as of December 31, 2007:  (1) the number of other accounts managed by each investment manager who is primarily and jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries (which include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies) unaffiliated with Lord Abbett.  (The data shown below is approximate.)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Large Cap Value Fund

Eli M. Salzmann	9	$26,602.4	8	$458.4	40,881*	$17,331.5	*

Strategic Value Fund

Edward K. von der Linde	10	$13,577.7	0	$0.0	1,681	$1,249.5

Howard E. Hansen	12	$15,226.8	3	$457.3	1,692**	$2,131.8	**

*

Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $276.0 million in total assets.

**

Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $461.7 million in total assets.

Conflicts of Interest:  Conflicts of interest may arise in connection with the investment managers’ management of the investments of each Fund and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies.  An investment manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of the Fund.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds.  Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any fund transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Fund and the investments of the other accounts referenced in the table above.

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ABN AMRO Asset Management, Inc. (“ABN AMRO”):  Investment Sub-Adviser to the Large Cap Growth Fund (the “Fund”).

Compensation.  ABN AMRO compensates the Fund’s portfolio managers.  As of December 31, 2007 base salaries for portfolio managers are benchmarked against industry-specific surveys of leading compensation consultants to ensure our ranges are in-line with our industry peers.  Each professional participates in an annual incentive, which is based primarily on relative investment performance rankings versus the appropriate peer universes. In the near term, professionals are incented based upon performance over three-year periods.  In the longer term, senior professionals are eligible for additional compensation, which is based off of the team’s revenue growth.

Fund Shares Owned by Portfolio Manager.  The portfolio managers did not beneficially own any shares of the Fund, as of January 29, 2008.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The accounts listed below are not subject to performance-based advisory fees.  The information below is provided as of January 29, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark Stoeckle	5	$2,905.3	2	$11.1	3	$428.1
Jim Haynie	5	$2,905.3	2	$11.1	3	$428.1

Conflicts of Interests.  The portfolio managers manage multiple accounts, including the Fund.  The portfolio managers make decisions for each account based on a model portfolio. Therefore all portfolios should hold similar securities, taking into account the investment objectives, policies, guidelines and other relevant investment considerations that are applicable to that account.  ABN AMRO has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

Heitman Real Estate Securities LLC (“Heitman”): Investment Sub-Adviser to the REIT Fund (the “Fund”).

Compensation. Heitman compensates the Fund’s portfolio managers. The portfolio managers are a part of the 20 senior employees of Heitman and Heitman LLC who hold a 50% equity interest in the business. The expansion of the firm’s equity ownership group was done to accomplish two goals: to put in place incentives for peak client service and portfolio performance and to provide the basis for retention of key personnel. The total compensation of these partners is tied directly to the performance of the investments under their individual management and the degree to which client objectives have been met.

Compensation for the portfolio management team is aligned with the interests of Heitman’s clients. Compensation comes in the form of salaries, set to market at least annually, and bonus compensation drawn from the profits of the enterprise. Bonuses for Heitman’s publicly traded real estate securities investment professionals are determined according to the following criteria: performance versus benchmark, performance versus peer group managers, stock selection ability, and subjective review of performance.

These measures are evaluated over one and three year periods and the resulting bonuses have typically ranged from 0% to 150% of base salary. Heitman participates in several annual compensation surveys including, the McClagan, NAREIM and FPL surveys. Based on these studies, Heitman’s compensation structure is competitive with the industry standard.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2007.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2007.

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Larry S. Antonatos**	5	$352.0	11	$1,538.4	3511*	$4,153.7	*
Timothy J. Pire**	5	$352.0	11	$1,538.4	3511*	$4,153.7	*

*                       One account ($60.7 million) is subject to a performance-based advisory fee.

**                Portfolio management is performed by a team of two portfolio managers, Timothy J. Pire and Larry S. Antonatos, each of whom has equal responsibility for the $5.079 billion in total assets under management.

Conflicts of Interests. Heitman attempts to minimize conflicts of interest. Heitman’s portfolio trading policy prohibits any allocation of trades in a manner that proprietary accounts, affiliated accounts or any particular client or group of clients receives more favorable treatment than other clients. Heitman often purchases and sells the same security at the same price and time for more than one client because (i) Heitman generally recommends similar strategies for its various accounts, (ii) Heitman only recommends a limited number of real estate related securities, and (iii) numerous clients have similar investment objectives and similar portfolios. Heitman typically allocates trades among the client accounts on a pro-rata basis.

Goldman Sachs Asset Management, L.P. (“GSAM”):  Investment Sub-Adviser to the Small Cap Value Fund (the “Fund”).

Compensation:  GSAM compensates the Fund’s portfolio managers.  GSAM and the GSAM Value Team’s (the “Value Team”) compensation package for its portfolio managers is comprised of a base salary and a performance bonus.  The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance.  Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately.  Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees.  Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor. The performance bonus is significantly influenced by 3 Year period of investment performance.  The following criteria are considered:  individual performance (relative, absolute), team performance (relative, absolute), consistent performance that aligns with clients’ objectives, and achievement of top rankings (relative and competitive).

Other Compensation.  In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements.  Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives.  In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Fund Shares Owned by Portfolio Managers:  The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2007.  Due to GSAM’s internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of December 31, 2007.

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Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance (in millions)

Eileen Rominger	Registered Investment Companies:	34	$14,300	0	$0
	Other Pooled Investment Vehicles:	3	$341.7	3	$341.7
	Other Accounts:	249	$13,000	1	$77.1
Dolores Bamford	Registered Investment Companies:	41	$16,100	0	$0
	Other Pooled Investment Vehicles:	3	$341.7	3	$341.7
	Other Accounts:	268	$14,300	2	$207.8
Lisa Parisi	Registered Investment Companies:	41	$16,100	0	$0
	Other Pooled Investment Vehicles:	3	$341.7	3	$341.7
	Other Accounts:	268	$14,300	2	$207.8
Chip Otness	Registered Investment Companies:	7	$1,700	0	$0
	Other Pooled Investment Vehicles:	3	$341.7	3	$341.7
	Other Accounts:	19	$1,300	1	$130.6
J. Kelly Flynn	Registered Investment Companies:	15	$10,900	0	$0
	Other Pooled Investment Vehicles:	3	$341.7	3	$341.7
	Other Accounts:	54	$4,100	1	$130.6
Scott Carroll	Registered Investment Companies:	41	$16,100	0	$0
	Other Pooled Investment Vehicles:	3	$341.7	3	$341.7
	Other Accounts:	268	$14,300	2	$207.8
Sally Pope Davis	Registered Investment Companies:	7	$1,700	0	$0
	Other Pooled Investment Vehicles:	3	$341.7	3	$341.7
	Other Accounts:	19	$1,300	1	$130.6
Robert Crystal	Registered Investment Companies:	7	$1,700	0	$0
	Other Pooled Investment Vehicles:	3	$341.7	3	$341.7
	Other Accounts:	19	$1,300	1	$130.6

Conflicts of Interests.  GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds.  A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee.  The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner.  To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.  In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account.  GSAM conducts periodic reviews of trades for consistency with these policies.

Vontobel Asset Management, Inc. (“Vontobel”):  Investment Sub-Adviser to the International Equity Fund.

Compensation.  The portfolio manager for the International Equity Fund (“Fund”) is compensated by the Fund’s sub-adviser, Vontobel. The firm’s portfolio managers have been strong contributors to the growth of the firm given their long tenure and the investment results they have produced. In recognition of their long-standing contribution to the growth of the business they receive a base salary which is excess of market averages. In addition, they receive a percentage share in the advisory fee revenue that the assets under management in their strategies generate. The firm renegotiated the terms of employment with the Fund’s portfolio manager in 2005. As a result, part of his revenue share is now deferred for a period of three years.

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The portfolio manager does not receive any compensation directly from the Fund or the Fund’s investment adviser.

Fund Shares Owned by Portfolio Manager.  The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2007.

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below.  None of the accounts listed below are subject to a performance-based advisory fee.  The information below is provided as of December 31, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets(in millions)
Rajiv Jain	4	$1,800	16	$5.2 Billion	6	$1,300

Conflicts of Interests.  The portfolio manager is responsible for the day-to-day management of all international equity products which Vontobel Asset Management, Inc. offers.  The portfolio manager has a team of analysts that conduct screening of companies that must meet Vontobel’s strict investment criteria.  This screening process yields an investment universe of approximately 250 companies.  Each portfolio is built using the aforementioned investment universe of companies.  Vontobel sees no conflicts of interest in managing the above mentioned portfolios within the guidelines set forth by the Fund.

Bjurman, Barry & Associates (“BB&A”):  Investment Sub-Adviser to the Small Cap Growth Fund (the “Fund”).

Compensation.  The portfolio manager for the Fund is compensated by the Fund’s sub-adviser.  BB&A compensates its investment professionals with salaries, year-end profit sharing, bonuses, account retention commissions, and performance bonuses based upon account performance.  Salaries are competitive with industry standards and are generally set annually.  Bonuses are discretionary and are based on a number of subjective factors such as term of employment, level of demonstrated effort, and attitude.  Account retention commissions paid to an account manager are a specific percentage of the account fees paid to the Adviser with respect to accounts managed by that manager.  Performance bonuses paid to an account manager are a percentage of the account fees paid to BB&A with respect to accounts managed by that manager when that account’s pre-tax annual returns are in the top quartile of the returns achieved by other managers in the advisory industry having the same investment objective.

Fund Shares Owned by Portfolio Managers.  The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2007.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of December 31, 2007.

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets [Note: not including Fund] (in millions)		Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
O. Thomas Barry III	4(1)	$464.7	(2)	0	0.0	16	$152.3
G. Andrew Bjurman	0	$0.0		0	0.0	17	$110.7
Stephen W. Shipman(3)	3(1)	$95.3	(2)	0	0.0	32	$60.5
Patrick T. Bradford	1	$6.3		0	0.0	0	$0.0
Roberto P. Wu	0	$0.0		0	0.0	16	$6.5

(1)   One account is co-managed by O. Thomas Barry III and Stephen W. Shipman

(2)          Co-managed account totals $55.0 million, which is represented under both O. Thomas Barry III and Stephen W. Shipman.

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(3)          Stephen W. Shipman is responsible for the implementation and monitoring of the Small Cap Absolute Return Strategy (SCAR) accounts.  The Small Cap Absolute Return Strategy may be subject to a performance fee in addition to the annual management fee.  As of December 31, 2007, there were 13 accounts (having total assets of $10.7 million) in the SCAR strategy.

Conflicts of Interests.  BB&A is a sub-adviser and adviser to other accounts whose investment focus may be similar to those of the Fund.  BB&A currently has the capacity to manage the Fund and these other accounts, and believes that the performance of the Fund should not be adversely affected by its multiple responsibilities.  Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of portfolio manager time and attention and investment opportunities, and the aggregation and allocation of trades.  BB&A endeavors at all times to manage all accounts in a fair and equitable manner by maintaining policies and procedures relating to allocation and brokerage practices.  BB&A seeks to manage mutual funds, separate accounts, wrap accounts and sub-advised accounts so as not to exceed its ability to actively and proficiently manage all accounts.

Neuberger Berman Management Inc. (“Neuberger Berman”):  Investment Sub-Adviser to the Mid Cap Value Fund (the “Fund”).

Compensation.  Neuberger Berman compensates the Fund’s portfolio manager. A portion of the compensation paid to the portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio manager is paid a base salary that is not dependent on performance. The portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio manager’s compensation package, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Fund Shares Owned by Portfolio Manager.  The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2007.

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee.  The information below is provided as of December 31, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
S. Basu Mullick	4	$5,377	—	—	8	$2,820

Conflict of Interest:  While the portfolio manager’s management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund and the management of other accounts, which might have similar investment objectives or strategies as the Fund or track the same index the Fund tracks.  Other accounts managed by the portfolio manager may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

As a result of the portfolio manager’s day-to-day management of the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  While it is theoretically possible that the portfolio manager

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could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Fund and another account.  Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities.  Typically, when the Fund and one or more of the other mutual funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved.  Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it.

Turner Investment Partners, Inc. (“Turner”):  Investment Sub-Adviser to the Mid Cap Growth Fund (the “Fund”).

Compensation.  Turner compensates the Fund’s portfolio managers.  Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation and ownership structure provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development.  Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert F. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation.

Fund Shares Owned by Portfolio Managers.  The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2007.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of December 31, 2007.

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Name	Number of Accounts	Total Assets [Note: not including Funds] (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
	14	$4,900		27	$636		23	$2,800
Christopher McHugh
	3*	$1,300	*	2*	$4	*	2*	$162	*
	15	$4,100		26	$551		55	$3,300
Jason Schrotberger
	1*	$103	*	2*	$4	*	4*	$264	*
	10	$3,600		20	$505		15	$916
Tara Hedlund
	1*	$103	*	2*	$4	*	1*	$127	*

*      These accounts are subject to performance-based advisory fees.

Conflicts of Interests.  As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired

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IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Wells Capital Management Incorporated (“Wells Capital”):  Investment Sub-Adviser to the Index 500, Large Core Growth and SMID Cap Growth Funds (collectively, the “Funds”).

Compensation.  Wells Capital compensates each Fund’s portfolio manager.  Wells Capital believes that the quality of an investment firm is derived from the intelligence, experience and leadership capabilities of its people.  Recruitment and retention are therefore key components of a firm’s success.  Wells Capital has designed compensation programs to be competitive with those offered by our key competitors in the investment industry.

Compensation for portfolio managers is focused on annual and historical portfolio performance as compared to the portfolio’s objectives, and by contribution to client retention, asset growth and business relationships.  Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations.  Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the performance metrics described here.

Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, which we believe provides direct participation in the growth and success of the company and its clients.  Revenue sharing is one example of a powerful incentive program which helps retain and attract the caliber of investment talent that we believe characterizes Wells Capital’s investment teams.

Wells Capital encourages professional development of all its employees to enhance their knowledge and expertise and further their value to our firm.  We encourage our professionals to pursue their Masters in Business Administration, the Chartered Financial Analyst designation and other recognized industry programs, where employees may be rewarded for their achievements and reimbursed for their educational fees.  Executives also participate in executive/management training seminars and conferences.

Fund Shares Owned by Portfolio Manager.  The portfolio manager did not beneficially own any shares of the Funds as of December 31, 2007.

Other Accounts.  In addition to the Funds, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below.  None of the accounts listed below are subject to a performance-based advisory fee.  The information below is provided as of December 31, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Index 500 Fund

Gregory T. Genung	6	$4,710	3	$955	7	$258

Large Core Growth Fund

Thomas Pence	12	$5,510	3	$88	172	$8,634

SMID Cap Growth Fund

Stuart Roberts	5	$1,048	2	$45	14	$1,485

Jerome C. Philpott	5	$1,048	2	$45	14	$1,485

Conflicts of Interests.  Wells Capital’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds.  While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

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AllianceBernstein L.P.  Investment Sub-Adviser to the SMID Cap Value Fund (the “Fund”).

Compensation.  The Adviser’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients.  Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management.  Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary:  This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals.  The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:  The Adviser’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors.  In evaluating this component of an investment professional’s compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of the Adviser.  Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance.  There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance.  The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under the Adviser’s Partners Compensation Plan (“deferred awards”):  The Adviser’s overall profitability determines the total amount of deferred awards available to investment professionals.  The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus.  There is no fixed formula for determining these amounts.  Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment.  The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser’s publicly traded equity securities.

Fund Shares Owned by Portfolio Managers.  The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2007.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee.  The information below is provided as of December 31, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in million)s	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joseph Gerard Paul
Small and Mid Cap Value Strategy	9	3,288	5	249	52	1,342
Global REIT Strategy	40	2,866	28	67	5	914
Global Diversified Value Strategy	—	—	11	4,925	—	—
Global Opportunities Strategy	—	—	2	2,346	—	—

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in million)s	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Advanced Value Strategy	—	—	2	579	—	—
James MacGregor
Small and Mid Cap Value Strategy	9	3,288	5	249	52	1,342

Conflicts of Interests.

Investment Professional Conflict of Interest Disclosure. As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty.  We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities.  Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.  We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.  The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser.  The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.  The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.  Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account.  The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations.  Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage.  In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably.  No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts.  Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

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Allocating Investment Opportunities.  The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities.  These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts.  Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities.  Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account.  An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, the Adviser’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities.  These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Eaton Vance Management.  Investment Sub-Adviser to the Large Core Value Fund (the “Fund”).

Compensation.  Compensation paid by Eaton Vance to its portfolio managers has three primary components:  (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corporation’s non-voting common stock and/or restricted shares of Eaton Vance Corporation’s non-voting common stock.  The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all Eaton Vance employees.  The portfolio managers’ compensation generally is reviewed on an annual basis.

The portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks.  Fund performance, on a pre-tax basis, is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.  In evaluating the performance of a fund and its portfolio manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods.  In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance.  For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts.  The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting those responsibilities.

Eaton Vance seeks to compensate portfolio managers in a manner commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  Eaton Vance participates in investment industry compensation surveys, and utilizes survey data as a factor in determining salary, bonus, and stock-based compensation levels for portfolio managers and other investment professionals.  Salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company.  The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income.  While the salaries of the portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly, from year to year, based on changes in portfolio manager performance and other factors described herein.  Depending on a portfolio manager’s performance, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

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Fund Shares Owned by Portfolio Manager.  The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2007.

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets in Millions	Number of Accounts	Total Assets in Millions	Number of Accounts	Total Assets in Millions
Michael R. Mach	9	$18,623.5	2	$176.6	13	$329.7

Conflicts of Interests.  It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

SSgA Funds Management, Inc.  Investment Sub-Adviser to the Small Cap Index and Developed International Index Funds (collectively, the “Funds”).

Compensation.  The compensation of SSgA FM’s investment professionals is based on a number of factors.  The first factor considered is external market.  Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles.  This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e. equity).  The second factor taken into consideration is the size of the pool available for this compensation.  SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool.  Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisors (“SSgA”) and SSgA FM.  The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group.  The pool is then allocated on a discretionary basis to individual employees based on their individual performance.  There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy.  The same process is followed in determining incentive equity allocations.

Fund Shares Owned by Portfolio Managers.  The portfolio managers did not beneficially own any shares of the Funds, as of December 31, 2007.

Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The following table reflects the accounts managed by the Global Structured Products Team as of December 31, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name*	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
	Small Cap Index Fund
Lynn Blake*	63	$38.3 billion	249	$369.3 billion	229	$239 billion
John Tucker*	63	$38.3 billion	249	$369.3 billion	229	$239 billion

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name*	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
	Developed International Index Fund
Lynn Blake*	63	$38.3 billion	249	$369.3 billion	229	$239 billion
John Tucker*	63	$38.3 billion	249	$369.3 billion	229	$239 billion

*Please note that our passive equity assets are managed on a team basis.  This table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM.

Conflicts of Interests. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds.  Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.  The portfolio manager may also manage accounts whose objectives and policies differ from that of the Funds.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Funds maintained their positions in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities.  Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts.  His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.  SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts.  For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The potential conflicts described are applicable to SSgA/SSgA FM as our portfolio managers manage several accounts with similar guidelines and differing fee schedules.

Van Kampen Asset Management.  Investment Sub-Adviser to the Emerging Markets Equity Fund (the “Fund”).

Compensation. Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include: (a) Cash Bonus; (b) Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions; (c) Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions.

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Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu; and (d) Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include: (a) investment performance (A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods); (b) revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; (c) contribution to the business objectives of the Adviser; (d) the dollar amount of assets managed by the portfolio manager; (e) market compensation survey research by independent third parties; (f) other qualitative factors, such as contributions to client objectives; and (g) performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Fund Shares Owned by Portfolio Manager.  The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2007.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ruchir Sharma	11	$15,693.4	7	$7,533.8	14	$8,674.9
Paul Psaila	11	$15,693.4	7	$7,533.8	14	$8,674.9
Ana Cristina Piedrahita	11	$15,693.4	7	$7,533.8	14	$8,674.9
Eric Carlson	11	$15,693.4	7	$7,533.8	14	$8,674.9
William Scott Piper	11	$15,693.4	7	$7,533.8	14	$8,674.9
James Cheng	11	$15,693.4	7	$7,533.8	14	$8,674.9

* Of these Other Accounts, 2 accounts with approximately $1,235,552,337 in assets had performance based advisory fees.

Conflicts of Interests. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

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Administrative and Corporate Services

Penn Mutual provides administrative and corporate services to Penn Series and receives a fee from Penn Series for those services equal to the annual rate of 0.15% of each Fund’s average daily net assets.  The administrative and corporate services include: (a) maintenance of records pertaining to Penn Series’ affairs, except those that are required to be maintained by Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent; (b) preparation of certain filings, reports and proxy statements required by the federal securities laws; (c) preparation of Penn Series’ federal and state tax returns and any other filings required for tax purposes other than those required to be made by Penn Series’ custodian, transfer agent, accounting services agent, or investment adviser; (d) such services as Penn Series’ Board of Directors may require in connection with its oversight of Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent, including the periodic collection and presentation of data concerning the investment performance of Penn Series’ various investment portfolios; (e) the organization of all meetings of Penn Series’ Board of Directors; (f) the organization of all meetings of Penn Series’ shareholders; (g) the collection and presentation of any financial or other data required by Penn Series’ Board of Directors, accountants, or counsel; (h) the preparation and negotiation of any amendments to, or substitutes for, the present agreements with Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent; and (i) various shareholder services functions, including: maintaining accounts; processing purchase, exchange and redemption requests; forwarding shareholder communications from the Funds; and maintaining toll free telephone lines.  Penn Mutual also bears certain expenses in connection with the services it renders as administrative and corporate services agent, including all rent and other expense involved in the provision of office space for Penn Series and in connection with Penn Mutual’s performance of its services as administrative and corporate services agent.

For fiscal years 2007, 2006, and 2005, the administrative fees paid to Penn Mutual by each of the Funds were as follows:

Fund*	2007	2006	2005
Money Market Fund	$135,018	$114,067	$114,383
Limited Maturity Bond Fund	$75,806	$68,411	$88,748
Quality Bond Fund	$259,000	$232,676	$234,241
High Yield Bond Fund	$134,983	$128,043	$128,247
Flexibly Managed Fund	$2,146,332	$1,787,159	$1,486,168
Growth Stock Fund	$219,409	$174,110	$145,910
Large Cap Value Fund	$347,970	$336,935	$323,141
Large Cap Growth Fund	$45,438	$42,736	$37,487
Index 500 Fund	$387,042	$355,139	$356,617
Mid Cap Growth Fund	$148,374	$128,867	$109,305
Mid Cap Value Fund	$197,167	$180,875	$154,252
Strategic Value Fund	$71,180	$64,670	$56,439
Small Cap Growth Fund	$155,221	$170,783	$160,720
Small Cap Value Fund	$279,020	$253,977	$234,594
International Equity Fund	$503,591	$365,467	$260,787
REIT Fund	$104,641	$84,518	$53,915

* The Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds were not active as of December 31, 2007.

In 2007, 2006, and 2005, administrative fees were waived pursuant to the terms of the administrative and corporate service agreement as follows:

Fund*	2007	2006	2005
Money Market Fund	N/A	N/A	N/A
Limited Maturity Bond Fund	N/A	N/A	N/A
Quality Bond Fund	N/A	N/A	N/A
High Yield Bond Fund	N/A	N/A	N/A
Flexibly Managed Fund	N/A	N/A	N/A
Growth Stock Fund	N/A	N/A	N/A
Large Cap Value Fund	N/A	N/A	N/A

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Fund*	2007	2006	2005
Large Cap Growth Fund	N/A	N/A	N/A
Index 500 Fund	N/A	$39,449	$41,547
Mid Cap Growth Fund	$433	$17,492	$17,814
Mid Cap Value Fund	N/A	N/A	N/A
Strategic Value Fund	N/A	N/A	N/A
Small Cap Growth Fund	N/A	N/A	N/A
Small Cap Value Fund	N/A	N/A	N/A
International Equity Fund	N/A	N/A	N/A
REIT Fund	N/A	N/A	N/A

* The Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds were not active as of December 31, 2007.

Accounting Services

PFPC Inc. (“PFPC”) serves as the accounting services agent to Penn Series.  PFPC provides certain accounting and related services to Penn Series, including: (a) the maintenance for each Fund’s daily trial balance, general ledger, subsidiary records, capital stock accounts (other than those maintained by the transfer agent for Penn Series), investment ledger and all other books, accounts and other documents which Penn Series is required to maintain and keep current pursuant to Rule 31a-1(a) and (b) under the 1940 Act (other than those documents listed in subparagraph (4) of Rule 31a-1(b)); (b) the daily valuation of the securities held by, and the net asset value per share of, each Fund; (c) the preparation of such financial information as may reasonably be necessary for reports to shareholders, the Board of Directors and officers, the Securities and Exchange Commission and other federal and state regulatory agencies; and (d) the maintenance of all records for each Fund that may reasonably be required in connection with the audits of such Fund. The fee for the accounting services is based on a predetermined percentage of daily average net assets of each Fund.

For fiscal years 2007, 2006, and 2005, the accounting fees paid by each of the Funds were as follows:

Fund*	2007	2006	2005
Money Market Fund	$62,945	$56,304	$57,191
Limited Maturity Bond Fund	$35,376	$33,995	$44,374
Quality Bond Fund	$106,333	$101,613	$103,080
High Yield Bond Fund	$62,992	$63,194	$64,123
Flexibly Managed Fund	$426,177	$382,343	$343,156
Growth Stock Fund	$93,137	$82,092	$72,597
Large Cap Value Fund	$135,990	$136,366	$132,714
Large Cap Growth Fund	$27,499	$27,499	$27,499
Index 500 Fund	$149,014	$142,434	$143,872
Mid Cap Growth Fund	$67,494	$63,625	$54,653
Mid Cap Value Fund	$85,722	$84,346	$76,162
Strategic Value Fund	$33,218	$31,928	$29,626
Small Cap Growth Fund	$71,670	$80,982	$78,555
Small Cap Value Fund	$113,007	$108,714	$103,198
International Equity Fund	$221,437	$170,241	$129,315
REIT Fund	$48,833	$41,602	$28,683

* The Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds were not active as of December 31, 2007.

Limitation on Fund Expenses

See “EXPENSES AND LIMITATIONS” in the prospectus for information on limitations on expenses of the Funds.

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Portfolio Transactions

Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund are made by the respective investment adviser or sub-adviser of that Fund.  Each Fund’s adviser or sub-adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.  Most purchases and sales of portfolio debt securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by a Fund.  Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices.  Occasionally, a Fund may make purchases of underwritten debt issues at prices which include underwriting fees.

With respect to the Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth and International Equity Funds, at the request of Penn Series the investment sub-adviser has agreed to place a portion of the Fund’s portfolio transactions with a broker-dealer who has agreed to refund commissions credits directly back to the Fund or alternatively pay designated Fund expenses.  The arrangement is intended to benefit investors by reducing Fund expenses borne by investors.  Portfolio transactions will not be placed with the broker-dealer selected by Penn Series unless the purchase or sale transaction initiated by the investment adviser or sub-adviser is consistent with its obligation to seek best execution and is based on its normal negotiated commission schedule.

In purchasing and selling portfolio securities, the policies of the investment advisers and sub-adviser are to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates.  In selecting broker-dealers to execute a Fund’s portfolio transactions, the investment advisers and sub-advisers will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the adviser, sub-adviser or the Fund.

Any of the investment advisers or sub-advisers may effect principal transactions on behalf of a Fund with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal or agent.  A Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately.  The prices the Fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter.  Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

The investment advisers and sub-advisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses.  Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data.  Research services received from broker-dealers are supplemental to each investment adviser’s and sub-adviser’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

With regard to payment of brokerage commissions, the investment advisers and sub-advisers have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permit investment advisers to cause a fund or portfolio to pay a commission in excess of the rate another broker or dealer would have charged for the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination to pay commissions may be made in terms of either the particular transaction involved or the overall responsibilities of the adviser or sub-adviser with respect to the accounts over which it exercises investment discretion.  In some cases, research services are generated by third parties, but are provided to the advisers and sub-advisers by or through brokers and dealers.  The advisers and sub-advisers may receive research service in connection with selling concessions and designations in fixed price offerings in which the Fund participates.

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In allocating brokerage business the advisers and sub-advisers annually assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of their clients on the basis of these assessments.  The advisers and sub-advisers seek to evaluate the brokerage and research services they receive from broker-dealers and make judgements as to the level of business which would recognize such services.  In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide.  Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above.  In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.  The advisers and sub-advisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services.  However, commission rates are periodically reviewed to determine whether they are reasonable in relation to the services provided.  In some instances, the advisers and sub-advisers receive research services they might otherwise have had to perform for themselves.  The advisers and sub-advisers may use research services furnished by broker-dealers in servicing all of their investment advisory accounts, including the Funds, and accordingly, not all such services may necessarily be used by the advisers and sub-advisers in connection with the Funds.

For fiscal years 2007, 2006, and 2005, the Quality Bond Fund engaged in portfolio transactions involving broker-dealers totaling $948,539,320, $1,877,401,856, and $8,505,786,193, respectively.  For fiscal years 2007, 2006, and 2005, the High Yield Bond Fund engaged in portfolio transactions involving broker-dealers totaling $105,025,943, $103,643,717, and $94,836,000, respectively, and the Money Market Fund engaged in portfolio transactions involving broker-dealers totaling $949,562,479, $441,182,652, and $473,297,734, respectively.  For fiscal years 2007, 2006, and 2005, the Limited Maturity Bond Fund engaged in portfolio transactions involving broker-dealers totaling $922,414,387, $1,348,132,075, and $3,997,249,555, respectively.  The entire amounts for each of these years represented principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers.

For fiscal years 2007, 2006, and 2005, the total brokerage commissions paid by the Flexibly Managed Fund, including the discounts received by securities dealers in connection with underwritings, were $1,281,089, $1,594,534, and $1,207,322, respectively.  Also during 2007, 2006 and 2005, of the total brokerage commissions paid by the Flexibly Managed Fund, $10,550, $8,289 and $1,640, respectively, was paid to Janney Montgomery Scott LLC, an affiliate of The Penn Mutual Life Insurance Company.  Brokerage commissions paid to Janney Montgomery Scott LLC represented 0.008% of the Fund’s total commissions and involved 0.0007% of the dollar amount of total brokerage transactions in 2007.

For fiscal years 2007, 2006, and 2005, the total brokerage commissions paid by the Growth Stock Fund, including the discounts received by securities dealers in connection with underwritings, were $140,132, $100,009, and $102,757, respectively.  Also, during 2007 and 2006, of the total brokerage commissions paid by the Growth Stock Fund, $144 and $32, respectively, was paid to Janney Montgomery Scott LLC, an affiliate of The Penn Mutual Life Insurance Company.  Brokerage commissions paid to Janney Montgomery Scott LLC represented 0.001% of the Fund’s total commissions and involved 0.0014% of the dollar amount of total brokerage transactions in 2007.

For fiscal years 2007, 2006, and 2005, the total brokerage commissions paid by the Large Cap Value Fund were $185,917, $116,982, and $161,546, respectively.

For the fiscal years ended December 31, 2007, 2006, and 2005, the total brokerage commissions paid by the Large Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $38,186, $28,984, and $17,445, respectively.  During 2007, the sub-adviser directed transactions of $30,242,005 (with related commissions of $36,585) to brokers who provided research services.

For the fiscal years ended December 31, 2007, 2006, and 2005, the total brokerage commissions paid by the Index 500 Fund, including the discounts received by securities dealers in connection with underwritings, were $6,737 $8,152, and $15,239, respectively.

For the fiscal years ended December 31, 2007, 2006, and 2005, the total brokerage commissions paid by the Mid Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings,

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were $174,203, $222,155, and $214,045, respectively.  During 2007, the sub-adviser directed transactions of $22,716,372 (with related commissions of $16,975) to brokers who provided research services.

For the fiscal years ended December 31, 2007, 2006, and 2005, the total brokerage commissions paid by the Mid Cap Value Fund were $241,977, $202,192, and $160,279, of which $18,631, $17,822, and $17,903 were paid to Neuberger Berman, LLC and Lehman Brothers Inc., affiliates of the sub-adviser.  Brokerage commissions paid to Neuberger Berman, LLC and Lehman Brothers Inc. represented 7.70% of the Fund’s total commissions and involved 8.86% of the dollar amount of total brokerage transactions in 2007.  During 2007, the sub-adviser directed transactions of $57,627 (with related commissions of $29,472) to brokers who provided research services.

For the fiscal years ended December 31, 2007, 2006, and 2005, the total brokerage commissions paid by the Strategic Value Fund were $23,631, $27,941, and $28,818, respectively.

For fiscal years ended December 31, 2007, 2006, and 2005, the total brokerage commissions paid by the Small Cap Growth Fund, including the discounts received by securities-dealers in connection with underwritings, were $296,754, $472,911, and $531,283, respectively.  During 2007, the sub-advisers directed transactions of $56,242,575 (with related commissions of $75,600) to brokers who provided research services.

For fiscal years ended December 31, 2007, 2006, and 2005, the total brokerage commissions paid by the Small Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $526,857, $457,313, and $485,882, respectively.  During 2007 and 2006, of the total brokerage commissions paid by the Small Cap Value Fund, $3,037 and $8,563, respectively, was paid to Goldman Sachs & Co., an affiliate of Goldman Sachs Asset Management, L.P.  Brokerage commissions paid to Goldman Sachs & Co. represented 0.3% of the Fund’s total commissions and involved 0.04% of the dollar amount of total brokerage transactions in 2007.

For fiscal years 2007, 2006, and 2005, the total brokerage commissions paid by the International Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $925,494, $553,226, and $332,100, respectively.  During 2007, the sub-adviser allocated transactions of $21,099,129 (with related commissions of $24,339) to brokers who provided research services.

For the fiscal years ended December 31, 2007, 2006, and 2005, the total brokerage commissions paid by the REIT Fund, including the discounts received by securities dealers in connection with underwritings, were $100,862, $75,473, and $61,855, respectively.  During 2007, the sub-adviser directed transactions of $41,187,785, (with related commissions of $25,074) to brokers who provided research services.

Some of the investment adviser’s and sub-adviser’s other clients have investment objectives and programs similar to those of the Funds.  An investment adviser or sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Fund.  As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities.  It is each of the investment adviser’s and sub-adviser’s policy not to favor one client over another in making recommendations or in placing orders.  If two or more of an investment adviser’s or sub-adviser’s clients are purchasing a given security at the same time from the same broker-dealer, the investment adviser or sub-adviser will average the price of the transactions and allocate the average among the clients participating in the transaction.

Portfolio Turnover

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year.  When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.  Typically, funds with high turnover (such as 100% or more) tend to generate higher transaction costs, such as brokerage commissions, which may lower fund performance. A fund’s portfolio turnover rate is in the financial highlights table in its prospectus.

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With respect to the higher portfolio turnover rates for the Limited Maturity and Quality Bond Funds in the fiscal year end 2005 as compared to the fiscal year end 2006 and 2007, the investment adviser attempted to take advantage of certain inefficiencies in the market that were present during the year, which ultimately lead to a large rebalancing of each Fund’s portfolio towards the end of 2005.  These events, along with each Fund’s investments in certain mortgage-backed securities, were largely responsible for the higher portfolio turnover during 2005.

Directors and Officers

The business and affairs of Penn Series, which include all twenty nine portfolios, are managed under the direction of its Board of Directors.  The Board of Directors currently has five members.  Four of the members are not “interested persons” of Penn Series as defined in the Investment Company Act of 1940, as amended.  One of the members is an employee of Penn Mutual and is, therefore, an “interested person.”  The address for each Penn Series Director and Officer is c/o The Penn Mutual Life Insurance Company, 600 Dresher Road, Horsham, PA 19044.

 Directors Who Are Not Interested Persons of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director
Eugene Bay (born 1937)	Director	No set term; served since 1993.	President, Colgate Rochester Crozer Divinity School; Trustee, College of Wooster; Pastor Emeritus, Bryn Mawr Presbyterian Church, Bryn Mawr, PA (1987 – October 2004).	29	N/A
James S. Greene (born 1929)	Director	No set term; served since 1992.	Retired.	29	N/A
Charles E. Mather III (born 1934)	Director	No set term; served since 2002.	Insurance Broker/Consultant, Mather & Co., a division of Bollinger Inc.; Insurance Broker, Mather & Co. (1960 - Nov. 2006).	29	Director, The Finance Company of Pennsylvania (investment company)
M. Donald Wright (born 1935)	Director	No set term; served since 1988.	Accountant, Wright Consultants, Bryn Mawr, PA (financial planning and consulting).	29	N/A

Directors Who Are Interested Persons of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director
Robert E. Chappell (born 1944)	Director	No set term; served since 1998.	Chairman of the Board (since 1997), Chief Executive Officer (since 1995), and President (since 2008), The Penn Mutual Life Insurance Company.	29	Director, Quaker Chemical Corporation

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Officers of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Peter M. Sherman (born 1952)	President	No set term; served since 2000.	Chairman and President of Independence Capital Management Inc.; Executive Vice President and Chief Investment Officer, The Penn Mutual Life Insurance Company (since 1998).
Franklin L. Best, Jr. (born 1945)	Secretary	No set term; served since 2004.	Managing Corporate Counsel and Secretary, The Penn Mutual Life Insurance Company (since 1974).
Barbara S. Wood (born 1952)	Chief Compliance Officer	No set term; served since 2004.	Senior Vice President, Chief Financial Officer, Treasurer, and Chief Compliance Officer of the Pennsylvania Trust Company (since 1991).
Jill Bukata (born 1951)	Controller	No set term; served since 2005.

Manager, Variable Products Financial Reporting, The Penn Mutual Life Insurance Company (since 2005); Controller of Independence Capital Management, Inc. (since 2008); Senior Manager, Fund Accounting & Administration, PFPC Inc. (1999-2005).

John Heiple (born 1973)	Assistant Controller	No set term; served since 2004.	Supervisor, Variable Products Financial Reporting (since 2003), The Penn Mutual Life Insurance Company.
Patricia M. Chiarlanza (born 1965)	Assistant Treasurer	No set term; served since 2001.

Treasurer of Independence Capital Management, Inc. (since 2008); Assistant Treasurer, The Penn Mutual Life Insurance Company (since May 2001), Intermediate/Senior Supervisor/Manager (May 1991 — present) The Penn Mutual Life Insurance Company.

Standing Committees of Board of Directors

The Board of Directors has an Executive Committee currently consisting of Messrs. Chappell and Greene.  Subject to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board.  The Executive Committee did not meet during the Company’s last fiscal year and did not exercise any power of the Board.

The Board of Directors has an Audit Committee currently consisting of Messrs. Wright, Greene and Mather.  The Audit Committee is charged with exercising vigilant and informed oversight of Penn Series’ financial reporting process, including internal controls, and reporting its findings to the Board.  The Audit Committee held 4 meetings during the Company’s last fiscal year.

The Board of Directors has a Nominating Committee currently consisting of Messrs. Wright, Greene and Bay.  The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board.  The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Directors.  The Nominating Committee meets periodically, as necessary, and did not meet during the Company’s last fiscal year.

Beneficial Ownership of Equity Securities of Penn Series Funds

The following table provides information on beneficial ownership of shares of funds of the Company by members of the Board of Directors (by virtue of their owning or having an interest in variable annuity contracts or variable life insurance policies issued by Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company).  This information is provided as of December 31, 2007.

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Name of Director	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of All Fund Shares (Funds)
Independent Directors
Eugene Bay	None	None
James S. Greene	None	None
Charles E. Mather III	None	None
M. Donald Wright	None	None

Interested Director
Robert E. Chappell	Over $100,000 - Flexibly Managed Fund $50,001-$100,000 - International Equity Fund $50,001-$100,000 - Mid Cap Value Fund $10,001 - $50,000 - Small Cap Value Fund $50,001-$100,000 – Money Market Fund	Over $100,000

Compensation of Directors for Fiscal Year Ended December 2007

Name and Position	Aggregate Compensation from Penn Series	Pension or Retirement Benefits Accrued as Part of fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Penn Series to Directors
Eugene Bay Director	$19,000	N/A	N/A	$19,000
James S. Greene Director	$21,000	N/A	N/A	$21,000
Charles E. Mather III Director	$21,000	N/A	N/A	$21,000
M. Donald Wright Director	$24,000	N/A	N/A	$24,000

Interested Directors and Officers of Penn Series receive no compensation from Penn Series for their services.

Code of Ethics

Rule 17j-1 under the 1940 Act governs personal securities activities of directors, officers and employees (“access persons”) of investment companies, its investment advisers and/or sub-advisers.  Under Rule 17j-1, Penn Series, ICMI and each sub-adviser are required to adopt Codes of Ethics in order to ensure that the interests of shareholders are placed ahead of personal interests.  In compliance with Rule 17j-1, Penn Series’ Code of Ethics is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons.  Access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and are prohibited from engaging in transactions during certain periods of time.  In addition, certain access persons are required to obtain approval before investing in private placements and are not permitted to purchase securities in initial public offerings.

Copies of the current Codes of Ethics for Penn Series, ICMI and each sub-adviser are on file with the SEC.

Proxy Voting Policy

The Board of Directors has delegated proxy voting responsibilities with respect to securities held by each Fund to such Fund’s investment adviser/sub-adviser, subject to the Board’s general oversight.  Each investment adviser/sub-adviser has adopted its own proxy voting policies and procedures for this purpose (the “Procedures”), which are attached to this Statement of Additional Information as Appendix A.  The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

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Variable annuity contract and variable life insurance policy owners that participate in the investment results of the Funds may obtain the voting record of a Fund for the most recent twelve-month period ended June 30, free of charge by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab and you will be directed to each Fund’s proxy voting record.  The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by the Company with the SEC on SEC Form N-PX.  The voting record will also be available on the website of the U. S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

Net Asset Value of Shares

The following information supplements the information on net asset value of shares set forth in “Account Policies” in the Prospectus.

The purchase and redemption price of each Fund’s shares is equal to that Fund’s net asset value per share.  Each Fund determines its net asset value per share by subtracting the Fund’s liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated every day the New York Stock Exchange (“Exchange”) is open for trading.  The Exchange is closed when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.  In valuing underlying fund investments, the Funds use the net asset values reported by the underlying funds.

Debt securities held in the Funds may be valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities.  Use of the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Securities for which market quotations are not readily available or they are determined to be unreliable are valued at fair value under procedures approved by the Board of Directors.

The Money Market Fund uses the amortized cost method of valuation.  Under the amortized cost method of valuing portfolio securities, the security is valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed.  The value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates.  While the amortized cost method is believed to provide certainty in portfolio valuation, it may result in periods during which values are higher or lower than the amount the Money Market Fund would receive if the security was sold.

In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Penn Series Board of Directors has established procedures reasonably designed, taking into account current conditions and the Money Market Fund’s objectives, to stabilize the net asset value per share of the Fund, as computed for purposes of distribution and redemption, at $1.00. Penn Series will maintain a dollar weighted average portfolio maturity in the Money Market Fund appropriate to the objective of maintaining a stable net asset value per share, and to that end the Fund will neither purchase any instrument with a remaining maturity of more than 397 days nor maintain a dollar weighted average portfolio maturity which exceeds 90 days, each as calculated in accordance with Rule 2a-7. The Board of Directors will review, at such intervals as it determines appropriate, the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the $1.00 per share.  In the event such deviation exceeds ½ of 1%, the Board will promptly consider what action, if any, should be initiated.  If the Board believes that the extent of any deviation from the Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to prospective or existing shareholders or contract

81

holders, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results.  These steps may include redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund; reducing or withholding dividends; utilizing a net asset value per share as determined by using available market quotations; or reducing the number of shares outstanding by requesting shareholders to contribute to capital shares of the Money Market Fund.

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Ownership of Shares

The outstanding shares of each of the Funds of Penn Series are owned by Penn Mutual and its subsidiary, PIA and are held in their Separate Accounts pursuant to variable annuity contracts and variable life insurance policies.

On March 31, 2008, the outstanding shares of Penn Series were owned as follows:*

Fund**	Percentage of Outstanding Shares Owned by Penn Mutual and Held in Separate Accounts Pursuant to Variable Life Insurance Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Insurance and Annuity and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in a General Account
Money Market Fund	25%	71%	4%	0%
Limited Maturity Bond Fund	18%	80%	2%	0%
Quality Bond Fund	21%	76%	3%	0%
High Yield Bond Fund	26%	70%	4%	0%
Flexibly Managed Fund	18%	78%	4%	0%
Growth Stock Fund	23%	75%	2%	0%
Large Cap Value Fund	32%	63%	5%	0%
Large Cap Growth Fund	32%	67%	1%	0%
Index 500 Fund	46%	52%	2%	0%
Mid Cap Growth Fund	35%	63%	2%	0%
Mid Cap Value Fund	36%	60%	4%	0%
Strategic Value Fund	20%	79%	1%	0%
Small Cap Growth Fund	41%	55%	4%	0%
Small Cap Value Fund	33%	63%	4%	0%
International Equity Fund	29%	68%	3%	0%
REIT Fund	27%	72%	1%	0%

*                                         Unaudited

**                                  The Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds were not active as of December 31, 2007.

Tax Status

The following is only a summary of certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ prospectus.  No attempt is made to present a detailed explanation of the tax treatment of Funds or their shareholders and the discussion here and in the Funds’ prospectus is not intended as a substitute for careful tax planning.  Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain Federal income and excise tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information.  New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund within Penn Series is treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code will be applied to each Fund separately, rather than to Penn Series as a whole.

83

Shares of the Funds will be purchased by Penn Mutual and PIA for their separate accounts under variable annuity contracts and variable life insurance policies.  Under the provisions of the Code currently in effect, net income and realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.  Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be “adequately diversified” in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes.  The Treasury Department has issued regulations explaining these diversification requirements.  Each Fund intends to comply with such requirements.  For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of variable life insurance contracts or variable life insurance policies, please refer to the contract prospectus.

It is the policy of each of the Funds to continue to qualify for and to elect the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code.  By following such policy, each of the Funds expects that it will not be subject to Federal income taxes on net investment income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

In order to continue to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer, the securities of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund qualifies as a regulated investment company under the Code, it will not be subject to Federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Fund distributes at least (a) 90% of its net investment income (generally, dividends, taxable interest, and the excess, if any, of net short-term capital gains over net long-term capital losses less certain operating expenses) and (b) 90% of its net tax exempt interest income (the excess of its tax-exempt interest income over certain deductions attributable to that income) (the “Distribution Requirement”).

Although each Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If for any taxable year, a Fund does not qualify as a regulated investment company under Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates, and in such event, may have an effect on the ability of variable separate accounts which invest in such a Fund to meet the diversification tests of Section 817(h) of the Code.

It is expected that none of the Funds will be subject to the 4% excise tax normally imposed on regulated investment companies that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies or pension plans.

A Fund’s transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules.  In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of

84

the Fund’s income.  These rules could therefore affect the amount, timing, and character of income earned and in turn, affect the application of the Distribution Requirement to a particular Fund.  Further, because a Fund may be required to recognize income without a corresponding receipt of cash, a Fund may be required, in order to satisfy the Distribution Requirement, to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources.  Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures, and forward foreign exchange contracts (“forward contracts”) relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Code.  Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment.  In general, any such gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund’s net capital gain.  Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

Each Fund that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Fund’s shareholders.  The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income.  It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund’s assets to be invested within various countries is not known.  The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes.  The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to such Funds.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.  Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Rules relating to U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult with their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Fund.

Voting Rights

Penn Series is an open-end management investment company.  Each Fund is “diversified” as defined in the 1940 Act.  The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund.  Penn Mutual and PIA own all the outstanding shares of Penn Series, either in their separate accounts registered under the 1940 Act or in their unregistered separate accounts or general accounts.  Pursuant to the 1940 Act, however, Penn Mutual and PIA will vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions.  Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by Penn Mutual and PIA in their general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received.  Under state insurance law and federal regulations, there are certain circumstances under which Penn

85

Mutual and PIA may disregard such voting instructions.  If voting instructions are ever so ignored, contract owners will be advised of that action in the next semi-annual report.

Penn Series currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law.  The law provides shareholders with the right under certain circumstances to call a meeting of shareholders to consider removal of one or more directors.  As required by law, Penn Series will assist in variable contract owner and payee communication on such matters.

Custodial Services

PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, is custodian of the assets of the Funds of Penn Series.  The custodial services performed by PFPC Trust Company are those customarily performed for registered investment companies by qualified financial institutions.  Penn Series has authorized PFPC Trust Company to deposit certain portfolio securities in a central depository system as allowed by federal law.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm of Penn Series.  Their offices are located at 1601 Market Street, Philadelphia, Pennsylvania 19103.

Legal Matters

Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series.

Portfolio Holdings Information

The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to contract/policy owners and third parties.  These policies and procedures recognize the conflict of interest that exists between the Fund’s shareholders, and those of the Advisor and/or any affiliated persons of the Fund.  Therefore, except as noted below, the Company does not disclose a Fund’s portfolio holdings nor does the Company have any on-going arrangement with any party to make such information available on a selective basis.  The Company’s Chief Compliance Officer reports as necessary to the Board regarding the implementation of the Company’s policies and procedures.

The Board exercises on-going oversight of the disclosure of portfolio holdings by overseeing the implementation and enforcement of the Funds’ policies and procedures by the Company’s Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters.

Only the Company’s Chief Compliance Officer may authorize the disclosure of portfolio holdings information.  Upon receipt of a request for portfolio holdings information, the Chief Compliance Officer must determine that (i) disclosure is in the best interests of the Fund and its shareholders and (ii) there is a legitimate business purpose for the disclosure.  Any authorized disclosure of portfolio holdings information must be subject to the recipient’s agreement to keep that information confidential and refrain from trading on that information.  The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided portfolio holdings information.

The Company makes available quarterly on Penn Mutual’s website - www.pennmutal.com - a Quarterly Investment Update (“Quarterly Update”), which includes certain portfolio holdings information for each Fund. The Quarterly Update can be found by clicking on the “Investment Tracker” link on Penn Mutual’s website and then the “Investment Options” link.  The Quarterly Update includes each Fund’s top ten holdings and, as applicable, information regarding a Fund’s asset and sector allocation, property types, and/or bond quality. The Quarterly Update is made available five weeks after the end of each quarter and is publicly available to all persons. The Quarterly Update generally remains accessible at least until the Company files its Form N-CSR or N-Q with the

86

Securities and Exchange Commission for the period that includes the date as of which the website information is current (expected to be at least three months).

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31).  The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q.  Semi-Annual and Annual Reports are distributed to Fund shareholders.  Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

In addition, the Company’s service providers, such as ICMI, Wells, Turner, Neuberger Berman, GSAM, T. Rowe Price, ABN AMRO, Lord Abbett, Heitman, Vontobel, BBA, Alliance, Eaton Vance, SSgA FM, Van Kampen, PFPC Trust Company, PFPC and Penn Mutual, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds.  KPMG LLP, Morgan, Lewis & Bockius LLP, the Company’s financial printer (currently, Merrill Corporation), the proxy voting service providers used by ICMI and the Company’s sub-advisers as identified in the proxy voting policies included in Appendix A attached hereto and the Company’s pricing information vendors (currently, FT Interactive Data, Standards & Poor’s, J.J. Kenney, and Bridge, L.P.) may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

No compensation or other consideration will be paid to or received by any party, including the Company, its investment advisers and its affiliates or the recipient of portfolio holdings information, in connection with the disclosure of a Fund’s portfolio holdings information.

87

RATINGS OF COMMERCIAL PAPER

Moody’s Investor Services, Inc. Commercial Paper Ratings:

PRIME 1

Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.
High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection.
Board margins in earnings coverage of fixed financial charges and high internal cash generation.
Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME 2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME 3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Rating Group Commercial Paper Ratings:

A-1         This is the highest category and indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2         Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3         Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B             Issues rated B are regarded as having significant speculative characteristics for timely payment.

C             This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

D             Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Investors Service, Inc.:

Fitch 1 — Highest grade.  Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.  Fitch 2—Very good grade.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE DEBT SECURITIES

The quality of a bond is measured by credit risk—the continuing ability of the issuer to meet interest and principal payments.  Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings.  As a result of the greater credit risk involved, medium and low

88

quality bonds typically offer a higher yield than bonds of high quality.

Moody’s Investors Service, Inc.

AAA       Bonds which are rated AAA are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa           Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the AAA group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than AAA securities.

A             Bonds which are rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa         Bonds which are rated Baa are considered medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba           Bonds which are rated Ba are judged to have the following speculative elements: their future cannot be considered as well-assured; the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future; and uncertainty of position characterizes bonds in this class.

B             Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa         Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca           Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C             Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of the generic rating category.

Standard & Poor’s Ratings Group

AAA       This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA          Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A             Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more

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susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB                     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Debt rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on an obligation are jeopardized.

FINANCIAL STATEMENTS OF PENN SERIES

The following pages include audited financial statements and financial highlights as of December 31, 2007 for the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Growth Stock Fund, Large Cap Value Fund, Large Cap Growth Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Strategic Value Fund, Small Cap Growth Fund, Small Cap Value Fund, International Equity Fund and REIT Fund.

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PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

MONEY MARKET FUND

	Par (000)	Value (000)†
CERTIFICATES OF DEPOSIT — 3.6%
Banking — 3.6%
Barclays Bank Plc 5.150%, 02/29/08	$3,000	$3,000
HSBC USA, Inc. 5.270%, 01/10/08	413	412
TOTAL CERTIFICATES OF DEPOSIT (Cost $3,412)		3,412
COMMERCIAL PAPER — 24.0%
Agricultural Products — 4.4%
Cargill Global Funding
5.000%, 01/28/08	500	498
4.780%, 02/04/08	3,700	3,683
		4,181
Banking — 9.4%
Bank of America Corp.
4.970%, 01/15/08	1,000	998
5.065%, 01/22/08	500	499
Bank of Scotland PLC
5.000%, 01/18/08	100	100
5.250%, 01/23/08	270	269
4.910%, 01/23/08	500	499
5.000%, 01/29/08	170	169
5.250%, 02/04/08	500	498
5.250%, 02/07/08	800	795
5.050%, 02/07/08	191	190
5.000%, 02/26/08	250	248
Royal Bank of Scotland Group PLC
4.950%, 01/09/08	200	200
4.850%, 01/28/08	3,000	2,989
4.670%, 05/21/08	500	491
Swedbank Mortgage
5.250%, 01/23/08	200	199
5.150%, 02/01/08	800	797
		8,941
Consumer Products — 2.4%
Nestle Financial
4.840%, 01/14/08	2,000	1,997
4.790%, 02/11/08	300	298
		2,295
Finance — 4.9%
Citigroup, Inc.
5.180%, 01/02/08	500	499
JPMorgan Chase & Co.
5.070%, 01/03/08	1,000	1,000
Santander Central
5.110%, 01/04/08	3,000	2,999
4.750%, 03/13/08	200	198
		4,696
Healthcare — 1.0%
UnitedHealth Group, Inc.
5.060%, 01/31/08	1,000	996

	Par (000)	Value (000)†
Insurance — 1.9%
Prudential Financial, Inc.
5.400%, 01/14/08	$350	$349
5.300%, 02/25/08	1,500	1,488
		1,837
TOTAL COMMERCIAL PAPER (Cost $22,946)		22,946
CORPORATE BONDS — 58.9%
Banking — 18.8%
ABN Amro Bank NV
7.000%, 04/01/08	250	251
Bank of America Corp.
3.875%, 01/15/08	238	238
6.375%, 02/15/08	900	901
6.250%, 04/01/08	135	135
Bank of Scotland PLC 144A @
3.800%, 01/30/08	104	104
Bank One Corp.
2.625%, 06/30/08	15	15
Bank One NA
3.700%, 01/15/08	1,000	999
6.250%, 02/15/08	1,500	1,501
BankBoston NA
6.375%, 03/25/08	500	502
6.375%, 04/15/08	190	191
Credit Suisse/New York NY 144A @
6.500%, 05/01/08	1,000	1,004
FleetBoston Financial Corp.
3.850%, 02/15/08	500	499
6.500%, 03/15/08	615	616
KeyBank NA
4.412%, 03/18/08	75	75
Mellon Funding Corp.
6.700%, 03/01/08	1,000	1,003
National City Bank
5.303%, 01/10/08▲	3,000	3,000
PNC Funding Corp.
4.200%, 03/10/08	340	339
US Bank NA
6.500%, 02/01/08	130	130
Westpac Banking Corp.
4.971%, 01/29/08▲	3,000	3,000
Wachovia Mortgage FSB
4.125%, 03/10/08	2,500	2,495
Wells Fargo & Co.
4.125%, 03/10/08	915	913
		17,911
Brokerage — 4.7%
Goldman Sachs Group, Inc.
4.125%, 01/15/08	3,125	3,124
Lehman Brothers Holdings, Inc.
4.000%, 01/22/08	640	640
Lehman Brothers, Inc.
6.625%, 02/15/08	275	275

29

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

MONEY MARKET FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Brokerage — (continued)
Merrill Lynch & Co., Inc. 3.050%, 03/24/08	$25	$25
Morgan Stanley 3.625%, 04/01/08	455	453
		4,517
Computers — 1.9%
Dell, Inc. 6.550%, 04/15/08	1,800	1,807
Consumer Products — 0.2%
The Gillette Co. 2.875%, 03/15/08	200	199
Energy Resources & Services — 2.5%
Consolidated Edison Co. of New York, Inc. 6.250%, 02/01/08	175	175
FPL Group Capital, Inc. 5.551%, 02/16/08	2,250	2,251
		2,426
Finance — 22.9%
Allstate Life Global Funding Trusts 3.850%, 01/25/08	605	604
American General Finance Corp.
5.329%, 01/18/08▲	2,000	2,000
AXA Financial, Inc.
6.500%, 04/01/08	1,850	1,856
CitiFinancial, Inc.
6.250%, 01/01/08	50	50
Citigroup, Inc.
3.500%, 02/01/08	4,489	4,483
Credit Suisse USA, Inc.
4.625%, 01/15/08	2,075	2,075
General Electric Capital Corp.
4.250%, 01/15/08	2,875	2,874
5.171%, 03/04/08▲	140	140
HSBC Finance Corp.
4.625%, 01/15/08	509	509
5.836%, 02/15/08	325	325
5.000%, 02/15/08	100	100
International Lease Finance Corp.
3.150%, 01/15/08	25	25
3.300%, 01/23/08	250	250
4.750%, 02/15/08	25	25
4.480%, 03/25/08	25	25
4.625%, 06/02/08	1,000	998
John Deere Capital Corp.
3.900%, 01/15/08	1,500	1,499
JPMorgan Chase & Co.
6.375%, 02/15/08	785	786
3.625%, 05/01/08	15	15
National Rural Utilities Cooperative Finance Corp.
3.875%, 02/15/08	1,600	1,597

	Par (000)	Value (000)†
Finance — (continued)
Pitney Bowes Credit Corp.
8.625%, 02/15/08	$591	$593
Prudential Funding LLC 144A @
6.600%, 05/15/08	1,000	1,005
		21,834
Food & Beverages — 0.2%
PepsiCo, Inc.
5.750%, 01/15/08	180	180
Healthcare — 1.0%
UnitedHealth Group, Inc.
3.300%, 01/30/08	1,000	998
Insurance — 3.8%
Allstate Financial Global Funding 144A @
2.500%, 06/20/08	1,000	988
ING Security Life Institutional Funding
5.323%, 01/14/08▲	1,000	1,000
Monumental Global Funding II 144A @
3.850%, 03/03/08	1,350	1,347
Transamerica Corp.
9.375%, 03/01/08	250	252
		3,587
Manufacturing — 0.1%
Honeywell International, Inc.
6.200%, 02/01/08	100	100
Machinery & Heavy Equipment — 0.5%
Rockwell Automation, Inc.
6.150%, 01/15/08	440	440
Pharmaceuticals — 0.1%
Abbott Laboratories
6.000%, 03/15/08	100	100
Telecommunications — 2.2%
Verizon Global Funding Corp.
4.000%, 01/15/08	2,105	2,104
TOTAL CORPORATE BONDS (Cost $56,203)		56,203
VARIABLE RATE DEMAND NOTES — 9.0%
Municipal Bonds — 6.9%
Berks County Industrial Development Authority
5.660%, 06/01/15▲	450	450
City of New York, NY
5.250%, 11/01/23▲	2,000	2,000
Columbia County Development Authority
5.050%, 03/01/10▲	600	600
Fairview Hospital & Healthcare Services
4.660%, 11/01/15▲	300	300
Harris County - Houston Sports Authority
5.130%, 11/15/30▲	2,100	2,100
Illinois Finance Authority
4.900%, 11/01/14▲	600	600
Philadelphia Authority for Industrial Development
5.100%, 07/01/10▲	570	570
		6,620

30

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

MONEY MARKET FUND

	Par (000)	Value (000)†
VARIABLE RATE DEMAND NOTES — (continued)
Parking Facilities — 2.1%
Liliha Parking Co. LP
5.820%, 08/01/24▲	$1,960	$1,960
TOTAL VARIABLE RATE DEMAND NOTES (Cost $8,580)		8,580
	Number of Shares
SHORT-TERM INVESTMENTS — 4.5%
BlackRock Provident Institutional Funds - TempFund	2,871,394	2,872
Evergreen Prime Cash Management Money Market Fund	1,407,164	1,407
TOTAL SHORT-TERM INVESTMENTS (Cost $4,279)		4,279
TOTAL INVESTMENTS — 100.0% (Cost $95,420)		$95,420

†  See Note 1 to Financial Statements.

▲  Variable rate security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

Maturity Schedule (Unaudited)	Market Value (000)	% of Portfolio	(Cumulative)
1 —7 days	$17,406	18.3%	18.3%
8 —14 days	6,958	7.3%	25.6%
15 — 30 days	27,883	29.2%	54.8%
31 — 60 days	25,735	27.0%	81.8%
61 — 90 days	8,229	8.6%	90.4%
91 —120 days	4,693	4.9%	95.3%
121 —150 days	2,515	2.6%	97.9%
over 150 days	2,001	2.1%	100.0%
	$95,420	100.0%

Average Weighted Maturity — 37 days

The accompanying notes are an integral part of these financial statements.
31

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

LIMITED MATURITY BOND FUND

	Par (000)	Value (000)†
U.S. TREASURY OBLIGATIONS — 38.0%
U.S. Treasury Notes
4.125%, 08/15/08	$2,400	$2,410
4.750%, 02/28/09	3,000	3,055
4.500%, 03/31/09#	4,500	4,575
4.625%, 11/15/09#	5,000	5,144
4.750%, 02/15/10#	5,000	5,173
4.875%, 05/31/11	1,000	1,054
5.125%, 06/30/11	750	797
3.875%, 10/31/12#	1,000	1,020
3.375%, 11/30/12#	4,900	4,883
TOTAL U.S. TREASURY OBLIGATIONS (Cost $27,536)		28,111
AGENCY OBLIGATIONS — 7.1%
Federal National Mortgage Association
4.358%, 12/01/33▲	1,704	1,698
3.500%, 04/01/34▲	952	938
5.984%, 07/01/36▲	1,123	1,143
6.082%, 09/01/36▲	1,406	1,436
TOTAL AGENCY OBLIGATIONS (Cost $5,221)		5,215
COLLATERALIZED MORTGAGE OBLIGATIONS — 21.2%
Asset Securitization Corp. 7.400%, 10/13/26	100	103
Banc of America Commercial Mortgage, Inc. 5.023%, 11/10/42▲	2,660	2,654
Bear Stearns Commercial Mortgage Securities 6.080%, 02/15/35	417	421
5.576%, 03/11/39▲	1,030	1,040
5.395%, 12/11/40	1,500	1,507
4.521%, 11/11/41	1,000	991
		3,959
Bear Stearns Mortgage Funding Trust
4.949%, 10/25/36▲	998	451
Countrywide Home Loan Mortgage Pass Through Trust
6.000%, 09/25/37	1,100	1,092
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	1,278	1,117
6.223%, 01/15/27▲	1,272	944
		2,061
First Horizon Asset Securities, Inc.
6.000%, 08/25/37	1,424	1,420
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	552	556
4.545%, 01/15/42	1,500	1,488
		2,044
LB-UBS Commercial Mortgage Trust
4.821%, 04/15/30	1,614	1,609
Nationslink Funding Corp.
7.229%, 06/20/31▲	33	33

	Par (000)	Value (000)†
PNC Mortgage Acceptance Corp.
5.910%, 03/12/34	$263	$265
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $15,869)		15,691
ASSET BACKED SECURITIES — 3.0%
Equity One ABS, Inc.
4.145%, 04/25/34▲	24	23
FMAC Loan Receivables Trust 144A @
6.850%, 09/15/19	224	224
Green Tree Financial Corp.
7.650%, 04/15/19	295	299
7.250%, 09/15/26	204	210
6.500%, 02/01/31	705	707
		1,216
Popular ABS Mortgage Pass-Through Trust
4.628%, 09/25/34▲	50	50
SACO I, Inc. 144A @
5.389%, 06/25/35▲	1,000	680
TOTAL ASSET BACKED SECURITIES (Cost $2,415)		2,193
CORPORATE BONDS — 3.1%
Electric — Integrated — 0.5%
Commonwealth Edison Co.
3.700%, 02/01/08	400	399
Food & Beverages — 0.7%
General Mills, Inc.
5.650%, 09/10/12	500	508
Pharmaceuticals — 0.6%
Wyeth
4.375%, 03/01/08	422	422
Telecommunications — 1.3%
Vodafone Group Plc
3.950%, 01/30/08	1,000	999
TOTAL CORPORATE BONDS (Cost $2,322)		2,328
COMMERCIAL PAPER — 3.7%
Consumer Products — 0.7%
Clorox Co.
5.300%, 01/03/08	500	500
Energy Resources & Services — 1.2%
American Electric Power Co., Inc.
5.700%, 01/18/08	500	499
South Carolina Electric & Gas
5.550%, 01/07/08	400	400
		899

32

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

LIMITED MATURITY BOND FUND

	Par (000)	Value (000)†
COMMERCIAL PAPER — (continued)
Oil & Gas — 1.8%
Sempra Energy
5.080%, 01/18/08	$1,100	$1,097
5.200%, 01/30/08	250	249
		1,346
TOTAL COMMERCIAL PAPER (Cost $2,745)		2,745
	Number of Shares
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Provident Institutional Funds - TempFund	1,097,653	1,098
Evergreen Prime Cash Management Money Money Market	32,997	33
TOTAL SHORT-TERM INVESTMENTS (Cost $1,131)		1,131
	Par (000)
SECURITIES LENDING COLLATERAL — 22.4%
Bank of Montreal Time Deposit
4.125%, 01/02/08	$295	295
Barclays Time Deposit
4.000%, 01/02/08	885	885
Dexia Time Deposit
4.700%, 01/02/08	885	885
Institutional Money Market Trust
4.920%, 01/02/08	12,774	12,774
IXIS Time Deposit
4.250%, 01/02/08	885	885
National Bank of Canada Time Deposit
4.600%, 01/02/08	885	885
TOTAL SECURITIES LENDING COLLATERAL (Cost $16,609)		16,609
TOTAL INVESTMENTS — 100.0% (Cost $73,848)		$74,023

†  See Note 1 to Financial Statements.

#  Security position is either entirely or partially on loan.

▲  Variable rate security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.
33

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

QUALITY BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — 11.3%
Aerospace & Defense — 0.5%
United Technologies Corp.
5.400%, 05/01/35	$1,000	$929
Agricultural Products — 0.5%
Cargill, Inc. 144A @
6.125%, 09/15/36	1,000	939
Cable Operators — 0.7%
Comcast Cable Holdings LLC
9.875%, 06/15/22	1,000	1,356
Computers & Office Equipment — 0.5%
International Business Machines Corp.
6.500%, 01/15/28	1,000	1,066
Computer Services & Software — 0.5%
Fiserv, Inc.
6.800%, 11/20/17	1,000	1,023
Cosmetics & Toiletries — 0.5%
Kimberly-Clark Corp.
6.625%, 08/01/37	1,000	1,107
Diversified Operations — 1.0%
Siemens Financieringsmaatschappij NV 144A @
6.125%, 08/17/26	2,000	1,981
Electric — Integrated — 1.8%
Commonwealth Edison Co.
6.150%, 09/15/17	500	515
ENEL Finance International S.A. 144A @
6.250%, 09/15/17	1,000	1,012
Pacificorp.
5.750%, 04/01/37	1,000	964
6.250%, 10/15/37	1,000	1,033
		3,524
Finance — 1.0%
General Electric Capital Corp.
6.150%, 08/07/37	1,000	1,062
Unilever Capital Corp.
5.900%, 11/15/32	1,000	992
		2,054
Insurance — 0.9%
AXA SA 144A @
6.379%, 12/14/49▲	2,000	1,724
Machinery & Heavy Equipment — 0.5%
Atlas Copco AB 144A @
5.600%, 05/22/17	1,000	1,000
Oil & Gas — 0.5%
Nakilat, Inc. 144A @
6.067%, 12/31/33	1,000	912
Pharmaceuticals — 2.0%
Genentech, Inc.
5.250%, 07/15/35	1,000	925
GlaxoSmithKline Capital, Inc.
5.375%, 04/15/34	1,000	942

	Par (000)	Value (000)†
Pharmaceuticals — (continued)
Merck & Co., Inc.
6.400%, 03/01/28	$2,000	$2,142
		4,009
Retail — 0.4%
Wal-Mart Stores, Inc.
5.250%, 09/01/35	1,000	887
TOTAL CORPORATE BONDS (Cost $22,347)		22,511
U.S. TREASURY OBLIGATIONS — 34.2%
U.S. Treasury Notes
4.375%, 12/15/10	2,500	2,593
4.875%, 04/30/11	3,000	3,160
4.875%, 05/31/11	4,000	4,215
4.750%, 01/31/12	16,500	17,392
4.625%, 02/29/12#	16,500	17,315
4.500%, 03/31/12#	5,000	5,226
3.875%, 02/15/13	2,500	2,550
4.250%, 11/15/13#	2,500	2,592
4.875%, 08/15/16#	2,500	2,662
4.625%, 02/15/17#	8,000	8,364
4.500%, 05/15/17#	2,080	2,156
TOTAL U.S. TREASURY OBLIGATIONS (Cost $64,810)		68,225
AGENCY OBLIGATIONS — 10.4%
Federal National Mortgage Association — 10.4%
3.500%, 04/01/34▲	2,855	2,816
5.984%, 07/01/36▲	3,743	3,809
5.963%, 08/01/36▲	4,056	4,141
6.082%, 09/01/36▲	4,687	4,785
5.717%, 11/01/37▲	5,054	5,092
		20,643
Government National Mortgage Association — 0.0%
9.000%, 10/15/30	9	10
9.000%, 11/15/30	58	63
		73
TOTAL AGENCY OBLIGATIONS (Cost $20,672)		20,716
COLLATERALIZED MORTGAGE OBLIGATIONS — 32.2%
Atherton Franchisee Loan Funding 144A @
7.230%, 04/15/12	1,117	1,154
Banc of America Commercial Mortgage, Inc.
5.023%, 11/10/42▲	10,000	9,979
Bear Stearns Commercial Mortgage Securities
4.830%, 08/15/38	4,000	3,995
5.395%, 12/11/40	5,000	5,024
4.674%, 06/11/41	5,710	5,456
4.521%, 11/11/41	5,000	4,953
		19,428

34

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

QUALITY BOND FUND

	Par (000)	Value (000)†
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
Bear Stearns Mortgage Funding Trust
4.949%, 10/25/36▲	$1,996	$903
Citigroup Commercial Mortgage Trust
5.889%, 12/10/49▲	5,000	5,141
Countrywide Home Loan Mortgage Pass Through Trust
6.000%, 09/25/37	3,600	3,574
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	4,054	3,544
6.504%, 01/15/27▲	2,544	1,888
		5,432
First Horizon Asset Securities, Inc.
6.000%, 08/25/37	3,000	2,991
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	2,207	2,223
4.545%, 01/15/42	5,000	4,959
		7,182
LB-UBS Commercial Mortgage Trust
4.821%, 04/15/30	2,420	2,413
Morgan Stanley Capital I
4.590%, 04/14/40	5,000	4,966
PNC Mortgage Acceptance Corp.
5.910%, 03/12/34	1,054	1,061
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $63,989)		64,224
ASSET BACKED SECURITIES — 2.9%
FMAC Loan Receivables Trust 144A @
6.850%, 09/15/19	1,644	1,643
Green Tree Financial Corp.
7.240%, 11/15/28▲	785	392
Railcar Leasing LLC 144A @
7.125%, 01/15/13	1,650	1,706
SACO I, Inc. 144A @
5.465%, 06/25/35	3,000	2,040
TOTAL ASSET BACKED SECURITIES (Cost $6,338)		5,781
	Number of Shares
SHORT-TERM INVESTMENTS — 1.1%
BlackRock Provident Institutional Funds - TempFund	1,894,778	1,895
Evergreen Prime Cash Management Money Market Fund	240,466	240
TOTAL SHORT-TERM INVESTMENTS (Cost $2,135)		2,135

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 7.9%
Bank of Montreal Time Deposit
4.125%, 01/02/08	$282	$282
Barclays Time Deposit
4.000%, 01/02/08	846	846
Dexia Time Deposit
4.700%, 01/02/08	846	846
Institutional Money Market Trust
4.920%, 01/02/08	12,217	12,217
IXIS Time Deposit
4.250%, 01/02/08	846	846
National Bank of Canada Time Deposit
4.600%, 01/02/08	846	846
TOTAL SECURITIES LENDING COLLATERAL (Cost $15,883)		15,883
TOTAL INVESTMENTS — 100.0% (Cost $196,174)		$199,475

†  See Note 1 to Financial Statements.

#  Security position is either entirely or partially on loan.

▲  Variable rate security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.
35

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — 94.5%
Advertising — 1.4%
Affinity Group, Inc. PIK^ 10.875%, 02/15/12	$92	$92
Jostens IH Corp. 7.625%, 10/01/12	175	176
Lamar Media Corp.
6.625%, 08/15/15	175	170
6.625%, 08/15/15 144A @	125	121
R.H. Donnelley Corp.
6.875%, 01/15/13	375	336
8.875%, 10/15/17 144A @	325	301
		1,196
Aerospace & Defense — 1.6%
GenCorp, Inc.^ 9.500%, 08/15/13	600	606
Hawker Beechcraft Acquisition Co. LLC 144A @
8.875%, 04/01/15 PIK	125	124
8.500%, 04/01/15	400	400
TransDigm, Inc. 7.750%, 07/15/14	200	203
		1,333
Automobiles & Related — 3.6%
Allison Transmission Inc., 144A @PIK 11.250%, 11/01/15	250	221
Commercial Vehicle Group, Inc. 8.000%, 07/01/13	50	45
Cooper-Standard Automotive, Inc. 8.375%, 12/15/14	75	59
General Motors Corp.
7.200%, 01/15/11	275	253
7.700%, 04/15/16	300	254
Hertz Corp.
8.875%, 01/01/14	200	203
10.500%, 01/01/16	300	310
RSC Equipment Rental, Inc. 9.500%, 12/01/14	225	201
Sunstate Equipment Co. LLC 144A @ 10.500%, 04/01/13	225	200
Tenneco, Inc. 8.625%, 11/15/14	275	270
The Goodyear Tire & Rubber Co.
8.663%, 12/01/09▲	325	327
8.625%, 12/01/11	260	271
TRW Automotive, Inc. 144A @ 7.250%, 03/15/17	150	135
UCI Holdco, Inc. 144A @PIK 12.491%, 12/15/13	197	187
United Components, Inc. 9.375%, 06/15/13	100	99
		3,035

	Par (000)	Value (000)†
Broadcast/Media — 4.3%
Barrington Broadcasting Group LLC 10.500%, 08/15/14	$125	$129
Bonten Media Acquisition Co. 144A @PIK^ 9.000%, 06/01/15	150	131
Clear Channel Communications, Inc. 6.250%, 03/15/11	725	656
Echostar DBS Corp.
7.000%, 10/01/13	25	25
6.625%, 10/01/14	250	249
Haights Cross Operating Co.^ 11.750%, 08/15/11	200	204
ION Media Networks, Inc. CONV^ 11.000%, 07/31/13	1	1
Lighthouse International Co. SA 144A @ 8.000%, 04/30/14	275	403
LIN Television Corp. CONV 2.500%, 05/15/33	38	37
Local TV Finance LLC 144A @PIK 9.250%, 06/15/15	125	119
Medianews Group, Inc.
6.875%, 10/01/13	125	78
6.375%, 04/01/14	100	60
Nexstar Broadcasting, Inc. 7.000%, 01/15/14	150	140
Nexstar Finance Holdings LLC STEP 10.239%, 04/01/13+	300	297
Shaw Communications, Inc. 8.250%, 04/11/10	75	79
Sinclair Television Group, Inc. 8.000%, 03/15/12	311	317
Videotron Ltee
6.875%, 01/15/14	250	245
6.375%, 12/15/15	50	47
XM Satellite Radio, Inc. 9.750%, 05/01/14	475	459
		3,676
Building & Building Supplies — 1.2%
Associated Materials, Inc. STEP 12.523%, 03/01/14+	125	80
Dycom Industries, Inc. 8.125%, 10/15/15	175	173
Esco Corp. 144A @
8.866%, 12/15/13^▲	100	98
8.625%, 12/15/13	325	325
Gibraltar Industries, Inc. 8.000%, 12/01/15	350	315
		991
Building Products & Supplies — 0.5%
Builders FirstSource, Inc. 9.119%, 02/15/12▲	175	152
Texas Industries, Inc. 7.250%, 07/15/13	275	269
		421

36

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Cable Operators — 1.5%
Cablevision Systems Corp.▲ 9.644%, 04/01/09	$225	$227
CCH I Holdings LLC 11.000%, 10/01/15	225	183
Charter Communications Holdings II LLC 10.250%, 09/15/10	450	441
CSC Holdings, Inc. 7.250%, 07/15/08	100	100
Kabel Deutschland GMBH 10.625%, 07/01/14	200	210
Mediacom Broadband LLC 8.500%, 10/15/15	175	155
		1,316
Chemicals — 0.8%
Hercules, Inc. 6.750%, 10/15/29	150	144
Ineos Group Holdings Plc 144A @ 8.500%, 02/15/16	200	178
Koppers, Inc. 9.875%, 10/15/13	100	105
Nalco Co. 7.750%, 11/15/11	125	126
Terra Capital, Inc. 7.000%, 02/01/17	175	171
		724
Computer — Internet Services & Software — 0.1%
SS&C Technologies, Inc. 11.750%, 12/01/13	75	81
Computer Services & Software — 0.9%
Serena Software, Inc. 10.375%, 03/15/16	75	74
Sungard Data Systems, Inc. 9.125%, 08/15/13	425	432
Unisys Corp.
6.875%, 03/15/10	100	95
8.000%, 10/15/12	75	66
12.500%, 01/15/16	100	101
		768
Consumer Products — 2.3%
ACCO Brands Corp. 7.625%, 08/15/15	175	156
Bausch & Lomb, Inc. 144A @ 9.875%, 11/01/15	300	304
FTD, Inc. 7.750%, 02/15/14	294	276
Leslie's Poolmart 7.750%, 02/01/13	275	261
Simmons Co. 7.875%, 01/15/14	150	139

	Par (000)	Value (000)†
Consumer Products — (continued)
Visant Holding Corp. STEP 9.854%, 12/01/13+	$550	$514
Yankee Acquisition Corp.
8.500%, 02/15/15	250	230
9.750%, 02/15/17	50	46
		1,926
Containers — 2.7%
AEP Industries, Inc. 7.875%, 03/15/13	225	214
Ball Corp. 6.875%, 12/15/12	75	76
Berry Plastics Holding Corp.
8.875%, 09/15/14	375	356
8.866%, 09/15/14▲	75	70
10.250%, 03/01/16	125	109
BWAY Corp. 10.000%, 10/15/10	250	247
Clondalkin Acquisition BV 144A @▲ 6.991%, 12/15/13	150	142
Graphic Packaging International Corp.
8.500%, 08/15/11	75	74
9.500%, 08/15/13	125	123
Owens Brockway Glass Container, Inc.
8.875%, 02/15/09	100	100
8.250%, 05/15/13	100	104
6.750%, 12/01/14	300	298
Plastipak Holdings, Inc. 144A @ 8.500%, 12/15/15	150	150
Smurfit-Stone Container Enterprises, Inc.
8.375%, 07/01/12	100	99
8.000%, 03/15/17	175	169
		2,331
Data Processing — 1.3%
First Data Corp. 144A @ 9.875%, 09/24/15	1,150	1,070
Diversified Operations — 0.8%
Bombardier, Inc. 144A @
6.750%, 05/01/12	100	101
6.300%, 05/01/14	200	195
7.450%, 05/01/34	200	197
Festival Fun Parks LLC 10.875%, 04/15/14	75	81
Trinity Industries, Inc. 6.500%, 03/15/14	125	123
		697
Electric — Integrated — 2.3%
Energy Future Holdings Corp. 144A @
11.250%, 11/01/17 PIK	600	606
10.875%, 11/01/17	675	678
Texas Competitive Electric Holdings Co. LLC 144A @ 10.250%, 11/01/15	675	668
		1,952

37

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Electronic Components — 1.0%
L-3 Communications Corp. 6.375%, 10/15/15	$450	$443
NXP BV
7.993%, 10/15/13▲	250	230
9.500%, 10/15/15	100	92
Sanmina-SCI Corp. 144A @▲ 7.741%, 06/15/10	104	104
		869
Electronic Components & Semiconductors — 2.1%
Avago Technologies Finance 10.125%, 12/01/13	200	209
Celestica, Inc. 7.875%, 07/01/11	225	217
Flextronics International Ltd.
6.500%, 05/15/13	75	73
6.250%, 11/15/14	175	167
Freescale Semiconductor, Inc.
8.875%, 12/15/14	400	357
8.866%, 12/15/14▲	200	170
10.125%, 12/15/16	150	124
Spansion, Inc. 144A @
8.249%, 06/01/13▲	125	112
11.250%, 01/15/16	175	149
STATS ChipPAC Ltd. 6.750%, 11/15/11	100	100
Superior Essex Communications LLC 9.000%, 04/15/12	125	120
		1,798
Energy Resources & Services — 6.6%
Alpha Natural Resources LLC 10.000%, 06/01/12	200	211
Cie Generale de Geophysique-Veritas
7.500%, 05/15/15	25	25
7.750%, 05/15/17	375	379
CMS Energy Corp. 8.500%, 04/15/11	50	54
Copano Energy LLC 8.125%, 03/01/16	275	277
Dynegy Holdings, Inc.
7.500%, 06/01/15	375	351
7.750%, 06/01/19 144A @	575	530
Hilcorp Energy LP 144A @ 7.750%, 11/01/15	350	344
Mirant Americas Generation, LLC 8.300%, 05/01/11	125	125
Mirant North America LLC 7.375%, 12/31/13	175	175
NRG Energy, Inc.
7.250%, 02/01/14	100	97
7.375%, 02/01/16	775	756
Orion Power Holdings, Inc. 12.000%, 05/01/10	300	327

	Par (000)	Value (000)†
Energy Resources & Services — (continued)
Peabody Energy Corp. 7.375%, 11/01/16	$300	$308
PetroHawk Energy Corp. 9.125%, 07/15/13	225	237
Reliant Energy, Inc.
7.625%, 06/15/14	250	248
6.750%, 12/15/14	250	251
7.875%, 06/15/17	150	148
Sierra Pacific Resources
7.803%, 06/15/12^	25	26
8.625%, 03/15/14	100	107
Stallion Oilfield Services 144A @ 9.750%, 02/01/15	225	207
The AES Corp.
9.375%, 09/15/10	150	157
8.875%, 02/15/11	300	313
		5,653
Entertainment & Leisure — 0.6%
AMC Entertainment, Inc. 11.000%, 02/01/16	100	105
Pokagon Gaming Authority 144A @^ 10.375%, 06/15/14	350	376
Speedway Motorsports, Inc. 6.750%, 06/01/13	50	49
		530
Finance — 3.8%
Couche-Tard U.S. LP 7.500%, 12/15/13	325	324
FBOP Corp. 144A @^ 10.000%, 01/15/09	150	157
Ford Motor Credit Co. LLC
7.375%, 10/28/09	525	494
9.693%, 04/15/12▲	500	492
General Motors Acceptance Corp.
7.250%, 03/02/11	225	197
6.875%, 09/15/11	175	150
6.875%, 08/28/12	200	167
iPayment, Inc. 9.750%, 05/15/14	225	210
iPayment Investors LP 144A @PIK^ 12.750%, 07/15/14	198	197
Nuveen Investments, Inc.
5.500%, 09/15/15	300	207
10.500%, 11/15/15 144A @	225	224
Rafaella Apparel Group, Inc.^ 11.250%, 06/15/11	201	185
Rainbow National Services LLC 144A @ 8.750%, 09/01/12	75	77
Stone Container Finance 7.375%, 07/15/14	175	165
		3,246

38

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Food & Beverages — 1.0%
B&G Foods, Inc. 8.000%, 10/01/11	$275	$269
Del Monte Corp. 8.625%, 12/15/12	275	277
Reynolds American, Inc.
7.250%, 06/01/13	100	106
7.625%, 06/01/16	150	159
		811
Healthcare — 4.1%
Centene Corp. 7.250%, 04/01/14	125	122
Community Health Systems, Inc. 8.875%, 07/15/15	975	993
CRC Health Corp. 10.750%, 02/01/16	100	102
HCA, Inc.
9.625%, 11/15/16 PIK	25	26
9.250%, 11/15/16	1,225	1,286
Health Management Associates, Inc. 6.125%, 04/15/16	250	217
IASIS Healthcare LLC 8.750%, 06/15/14	125	125
United Surgical Partners International, Inc. PIK 9.250%, 05/01/17	150	146
Vanguard Health Holding Co. II LLC 9.000%, 10/01/14	300	289
Ventas Realty LP
6.500%, 06/01/16	100	98
6.750%, 04/01/17	75	74
		3,478
Hotels & Gaming — 2.0%
Felcor Lodging LP 8.500%, 06/01/11	125	130
Fontainebleau Las Vegas Holdings LLC 144A @ 10.250%, 06/15/15	150	130
Harrah's Operating Co., Inc. 5.500%, 07/01/10	223	207
MGM Mirage
6.000%, 10/01/09	175	174
8.500%, 09/15/10	100	104
MTR Gaming Group, Inc.
9.750%, 04/01/10	50	50
9.000%, 06/01/12	100	94
Pinnacle Entertainment, Inc. 8.250%, 03/15/12	25	25
Shingle Springs Tribal Gaming Authority 144A @ 9.375%, 06/15/15	300	291
Wynn Las Vegas Capital Corp. 6.625%, 12/01/14	475	467
		1,672

	Par (000)	Value (000)†
Hotels & Resorts — 0.9%
Host Marriott L.P.
7.125%, 11/01/13	$50	$50
6.375%, 03/15/15	25	24
6.750%, 06/01/16	550	542
Little Traverse Bay Bands of Odawa Indians 144A @^ 10.250%, 02/15/14	125	126
		742
Industrial — 0.1%
Chukchansi Economic Development Authority 144A @^▲ 8.238%, 11/15/12	125	122
Insurance — 1.0%
Alliant Holdings I, Inc. 144A @ 11.000%, 05/01/15	75	71
HUB International Holdings, Inc. 144A @
9.000%, 12/15/14	400	357
10.250%, 06/15/15	300	255
USI Holdings Corp. 144A @
8.744%, 11/15/14▲	125	107
9.750%, 05/15/15	125	101
		891
Machinery & Heavy Equipment — 0.7%
Columbus McKinnon Corp. 8.875%, 11/01/13	300	311
Stewart & Stevenson LLC 10.000%, 07/15/14	200	201
Terex Corp. 7.375%, 01/15/14	75	76
		588
Manufacturing — 2.5%
Accuride Corp. 8.500%, 02/01/15	275	223
AGY Holding Corp. 144A @ 11.000%, 11/15/14	125	121
American Railcar Industries, Inc. 7.500%, 03/01/14	300	284
General Cable Corp.
7.606%, 04/01/15▲	100	95
7.125%, 04/01/17	125	123
Harland Clarke Holdings Corp.
9.619%, 05/15/15▲	150	126
9.500%, 05/15/15	175	151
Koppers Holdings, Inc. STEP 8.655%, 11/15/14+	350	294
RBS Global, Inc. & Rexnord Corp.
9.500%, 08/01/14	575	569
11.750%, 08/01/16	50	49
SPX Corp. 144A @ 7.625%, 12/15/14	125	128
		2,163

39

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Medical Services & Equipment — 1.0%
DaVita, Inc.
6.625%, 03/15/13	$150	$149
7.250%, 03/15/15	225	226
Invacare Corp. 9.750%, 02/15/15	175	177
U.S. Oncology, Inc.
9.000%, 08/15/12	25	25
10.750%, 08/15/14	100	99
Universal Hospital Services, Inc.
8.500%, 06/01/15 PIK	50	51
8.288%, 06/01/15▲	125	125
		852
Metal Components & Products — 0.7%
Metals USA, Inc. 11.125%, 12/01/15	200	207
Novelis, Inc. 7.250%, 02/15/15	225	212
Ryerson, Inc. 144A @ 12.000%, 11/01/15	175	173
		592
Metals & Mining — 3.2%
Arch Western Finance LLC 6.750%, 07/01/13	175	170
Foundation PA Coal Co. 7.250%, 08/01/14	425	420
Freeport-McMoRan Copper & Gold, Inc.
8.250%, 04/01/15	250	265
8.375%, 04/01/17	1,400	1,502
PNA Group, Inc. 10.750%, 09/01/16	100	94
Steel Dynamics, Inc. 144A @ 6.750%, 04/01/15	150	145
Tube City IMS Corp. 9.750%, 02/01/15	175	158
		2,754
Office Equipment — 0.1%
IKON Office Solutions Inc., 144A @▲ 9.926%, 01/01/12	75	75
Oil & Gas — 6.1%
Chaparral Energy, Inc. 8.500%, 12/01/15	175	158
Chesapeake Energy Corp.
6.500%, 08/15/17	400	386
6.875%, 11/15/20	450	432
Complete Production Services, Inc. 8.000%, 12/15/16	200	194
Compton Petroleum Finance Corp. 7.625%, 12/01/13	350	326
Denbury Resources, Inc.
7.500%, 04/01/13	200	202
7.500%, 12/15/15	75	76

	Par (000)	Value (000)†
Oil & Gas — (continued)
Encore Acquisition Co.
6.250%, 04/15/14	$50	$46
7.250%, 12/01/17	275	262
Ferrellgas Escrow LLC 6.750%, 05/01/14	150	147
Ferrellgas Partners LP 8.750%, 06/15/12	400	411
Forest Oil Corp. 144A @ 7.250%, 06/15/19	475	477
Key Energy Services, Inc. 144A @ 8.375%, 12/01/14	100	102
OPTI Canada, Inc. 144A @
8.250%, 12/15/14	75	74
7.875%, 12/15/14	250	244
Plains Exploration & Production Co. 7.000%, 03/15/17	300	287
Range Resources Corp.
6.375%, 03/15/15	200	195
7.500%, 05/15/16	150	153
7.500%, 10/01/17	225	227
Sabine Pass LNG LP 7.500%, 11/30/16	250	239
Venoco, Inc. 8.750%, 12/15/11	50	50
W&T Offshore, Inc. 144A @ 8.250%, 06/15/14	225	211
Williams Cos., Inc.
8.125%, 03/15/12	75	82
7.500%, 01/15/31	150	161
7.750%, 06/15/31	50	55
		5,197
Paper & Related Products — 2.6%
Boise Cascade LLC 7.125%, 10/15/14	325	314
Domtar Corp.
5.375%, 12/01/13	75	68
7.125%, 08/15/15	300	294
9.500%, 08/01/16	25	27
Georgia-Pacific Corp.
8.125%, 05/15/11	150	152
7.700%, 06/15/15	275	271
Georgia-Pacific Corp. 144A @
7.000%, 01/15/15	200	195
7.125%, 01/15/17	250	243
NewPage Corp.
10.000%, 05/01/12 144A @	50	50
10.000%, 05/01/12	175	176
12.000%, 05/01/13	300	310
Verso Paper Holdings LLC▲ 8.661%, 08/01/14	150	146
		2,246

40

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Pharmaceuticals — 0.4%
Omnicare, Inc.
6.750%, 12/15/13	$100	$94
6.875%, 12/15/15	275	256
		350
Printing & Publishing — 2.8%
Dex Media West LLC 8.500%, 08/15/10	350	355
Idearc, Inc. 8.000%, 11/15/16	925	849
Nebraska Book Co., Inc. 8.625%, 03/15/12	375	362
Nielsen Finance LLC 10.000%, 08/01/14	100	102
Quebecor World Capital Corp. 6.125%, 11/15/13	175	136
Quebecor World, Inc. 144A @^^ 9.750%, 01/15/15	150	113
TL Acquisition, Inc. 144A @STEP 13.250%, 07/15/15+	300	237
Valassis Communications, Inc. 8.250%, 03/01/15	250	223
		2,377
Restaurants — 0.9%
O'Charley's, Inc. 9.000%, 11/01/13	200	193
OSI Restaurant Partners, Inc. 144A @ 10.000%, 06/15/15	400	292
Real Mex Restaurants, Inc.^ 10.000%, 04/01/10	125	120
The Restaurant Co. 10.000%, 10/01/13	225	161
		766
Retail — 2.5%
AmeriGas Partners LP
7.250%, 05/20/15	150	147
7.125%, 05/20/16	325	315
AutoNation, Inc.
7.243%, 04/15/13▲	75	69
7.000%, 04/15/14	150	142
Collective Brands, Inc. 8.250%, 08/01/13	25	24
GSC Holdings Corp. 8.000%, 10/01/12	500	521
Neiman-Marcus Group, Inc. PIK 9.000%, 10/15/15	275	284
Sally Holdings LLC 9.250%, 11/15/14	225	223
The Bon-Ton Stores, Inc. 10.250%, 03/15/14	275	208
The Pantry, Inc. 7.750%, 02/15/14	200	184
		2,117

	Par (000)	Value (000)†
Services — Commercial — 4.0%
ARAMARK Corp.
5.000%, 06/01/12	$100	$86
8.411%, 02/01/15▲	750	731
Deluxe Corp. 7.375%, 06/01/15	175	174
Digicel Group Ltd. 144A @
9.250%, 09/01/12	400	408
8.875%, 01/15/15	250	229
Education Management LLC 10.250%, 06/01/16	600	618
FTI Consulting, Inc.
7.625%, 06/15/13	200	205
7.750%, 10/01/16	225	234
Interface, Inc.
10.375%, 02/01/10	350	367
9.500%, 02/01/14	25	26
Mac-Gray Corp. 7.625%, 08/15/15	300	293
		3,371
Special Purpose Entity — 1.7%
AAC Group Holding Corp. STEP^ 10.755%, 10/01/12+	150	129
CanWest MediaWorks, Inc. 8.000%, 09/15/12	287	271
Hexion US Finance Corp.
9.750%, 11/15/14	225	243
9.369%, 11/15/14▲	125	128
KAR Holdings, Inc. 144A @
8.911%, 05/01/14▲	125	113
10.000%, 05/01/15	375	335
Smurfit Kappa Funding Plc 7.750%, 04/01/15	100	95
Susser Holdings LLC 10.625%, 12/15/13	123	127
		1,441
Strip Centers — 0.2%
BF Saul Reit 7.500%, 03/01/14	150	138
Telecommunications — 13.4%
Allbritton Communications Co. 7.750%, 12/15/12	425	421
Alltel Corp. 7.000%, 07/01/12	250	216
American Tower Corp.
3.000%, 08/15/12 CONV	75	159
7.125%, 10/15/12	100	103
Broadview Networks Holdings, Inc. 11.375%, 09/01/12	225	235
Canadian Satellite Radio Holdings, Inc.^ 12.750%, 02/15/14	125	123
Centennial Cellular Operating Co. 10.125%, 06/15/13	275	289

41

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Centennial Communications Corp. 10.000%, 01/01/13	$275	$286
Citizens Communications Co.
6.250%, 01/15/13	50	48
6.625%, 03/15/15	350	333
7.125%, 03/15/19	700	665
9.000%, 08/15/31	250	249
Cricket Communications, Inc.
9.375%, 11/01/14	625	586
9.375%, 11/01/14 144A @	225	211
DirecTV Holdings LLC 8.375%, 03/15/13	350	364
GCI, Inc. 7.250%, 02/15/14	225	204
Intelsat Corp. 9.000%, 08/15/14	262	263
Intelsat Subsidiary Holding Co. Ltd. 8.250%, 01/15/13	125	126
iPCS, Inc.
7.036%, 05/01/13▲	225	212
8.161%, 05/01/14 PIK	200	185
Level 3 Communications, Inc. CONV
6.000%, 09/15/09	52	48
6.000%, 03/15/10	48	43
Lucent Technologies, Inc.
6.500%, 01/15/28	150	124
6.450%, 03/15/29	25	21
MetroPCS Wireless, Inc. 9.250%, 11/01/14	875	823
Mobile Services Group, Inc. 9.750%, 08/01/14	275	253
Nordic Telephone Co. Holdings ApS 144A @ 8.875%, 05/01/16	425	436
Nortel Networks Ltd. 144A @
9.493%, 07/15/11▲	375	366
10.125%, 07/15/13	50	52
PAETEC Holding Corp. 144A @ 9.500%, 07/15/15	200	195
Qwest Corp.
7.875%, 09/01/11	100	104
8.875%, 03/15/12	225	241
8.944%, 06/15/13▲	225	230
7.500%, 10/01/14	200	203
Suncom Wireless, Inc. 8.500%, 06/01/13	300	310
Time Warner Telecom Holdings, Inc. 9.250%, 02/15/14	175	179
Univision Communications, Inc. 144A @PIK 9.750%, 03/15/15	300	273
Valor Telecommunications Enterprises Finance Corp. 7.750%, 02/15/15	150	158
West Corp.
9.500%, 10/15/14	125	123
11.000%, 10/15/16	225	223

	Par (000)	Value (000)†
Telecommunications — (continued)
Wind Acquisition Finance SA 144A @ 10.750%, 12/01/15	$325	$354
Windstream Corp.
8.625%, 08/01/16	1,000	1,050
7.000%, 03/15/19	150	143
Windstream Regatta Holdings, Inc. 144A @ 11.000%, 12/01/17	225	223
		11,453
Textiles & Apparel — 0.3%
Invista 144A @ 9.250%, 05/01/12	250	259
Transportation & Related Services — 1.8%
Bristow Group, Inc.
6.125%, 06/15/13	225	216
7.500%, 09/15/17 144A @	250	251
CHC Helicopter Corp. 7.375%, 05/01/14	75	71
Continental Airlines, Inc. 8.750%, 12/01/11	250	236
Delta Airlines, Inc.^ ^^ 7.900%, 12/15/09	275	13
Greenbrier Cos., Inc. 8.375%, 05/15/15	225	215
Kansas City Southern de Mexico SA de CV 9.375%, 05/01/12	100	105
St. Acquisition Corp. 144A @ 12.500%, 05/15/17	150	77
Travelport LLC
9.749%, 09/01/14▲	50	48
11.875%, 09/01/16	300	320
		1,552
Waste Management — 1.1%
Allied Waste North America, Inc.
7.875%, 04/15/13	125	128
6.875%, 06/01/17	400	390
Casella Waste Systems, Inc. 9.750%, 02/01/13	375	383
		901
TOTAL CORPORATE BONDS (Cost $82,852)		80,521
	Number of Shares
COMMON STOCKS — 1.3%
Broadcast/Media — 0.1%
XM Satellite Radio Holdings, Inc., Class A*	5,675	69
Food & Beverages — 0.2%
B&G Foods, Inc.	8,900	159
Great Atlantic & Pacific Tea Co.*	198	6
		165

42

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Hotels & Gaming — 0.1%
Lakes Entertainment, Inc.*	12,500	$87
Manufacturing — 0.3%
General Cable Corp.*	3,400	249
Telecommunications — 0.6%
Crown Castle International Corp.*	4,800	200
GeoEye, Inc.*^	3,277	110
Loral Space & Communications Ltd.*	6,163	211
		521
Textiles & Apparel — 0.0%
Anvil Holdings, Inc.*^	831	7
TOTAL COMMON STOCKS (Cost $1,259)		1,098
PREFERRED STOCKS — 0.9%
Automobiles & Related — 0.1%
General Motors Corp. CONV	3,675	72
Broadcast/Media — 0.2%
Spanish Broadcasting System, Inc. PIK^	178	179
Energy Resources & Services — 0.2%
NRG Energy, Inc. CONV	75	166
Telecommunications — 0.4%
Lucent Technologies Capital Trust I CONV	425	344
TOTAL PREFERRED STOCKS (Cost $794)		761
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A*^	10,264	2
Anvil Holdings, Inc., Class B*^	9,238	6
GeoEye Inc.*^	612	14
IPCS, Inc.* 144A @^	300	—
KMC Telecom Holdings, Inc. 144A @*^	200	—
MDP Acquisitions Plc* 144A @^	100	9
Pathmark Stores, Inc.*^	2,350	—
TOTAL WARRANTS (Cost $90)		31
SHORT-TERM INVESTMENTS — 3.3%
T. Rowe Price Reserve Investment Fund (Cost $2,779)	2,779,404	2,779
TOTAL INVESTMENTS — 100.0% (Cost $87,774)		$85,190

†  See Note 1 to Financial Statements.

*  Non-Income Producing Security.

CONV — Convertible Security.

PIK — Payment in Kind Security.

STEP — Step Coupon Bond.

^^  Defaulted Security

+  Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

^  Illiquid security. The total market value of illiquid securities at December 31, 2007 is $3,033,000.

▲  Variable rate security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.
43

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

FLEXIBLY MANAGED FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 52.7%
Automobiles & Related — 0.8%
WABCO Holdings, Inc.	249,700	$12,507
Banking — 2.0%
First Horizon National Corp.#	136,400	2,476
SunTrust Banks, Inc.#	253,900	15,866
U.S. Bancorp#	471,100	14,953
		33,295
Broadcast/Media — 2.0%
EchoStar Communications Corp., Class A*	74,800	2,821
The McGraw-Hill Cos., Inc.	82,500	3,614
Time Warner, Inc.#	1,550,700	25,602
		32,037
Cable Operators — 1.4%
Cablevision Systems Corp.*#	561,400	13,754
Time Warner Cable, Inc., Class A*	335,200	9,252
		23,006
Computer — Network Products & Services — 0.5%
Intel Corp.	147,500	3,932
Sun Microsystems, Inc.*	204,900	3,715
		7,647
Computer Services & Software — 1.6%
Microsoft Corp.	734,000	26,130
Computers & Office Equipment — 1.0%
Dell, Inc.*#	634,900	15,561
Consumer Products — 1.7%
Fortune Brands, Inc.	107,000	7,743
Newell Rubbermaid, Inc.	489,400	12,666
Procter & Gamble Co.	93,100	6,835
		27,244
Diversified Operations — 4.2%
3M Co.	43,200	3,643
General Electric Co.	1,005,400	37,270
Honeywell International, Inc.	66,300	4,082
Illinois Tool Works, Inc.	144,100	7,715
ITT Corp.	12,700	839
Tyco International Ltd.	390,525	15,484
		69,033
Electronic Components & Semiconductors — 2.0%
Tyco Electronics Ltd.	717,825	26,653
Xilinx, Inc.	255,000	5,577
		32,230
Energy Resources & Services — 1.1%
Entergy Corp.	18,600	2,223
Great Plains Energy, Inc.	131,300	3,850
PPL Corp.	213,500	11,121
		17,194

	Number of Shares	Value (000)†
Finance — 3.7%
Ameriprise Financial, Inc.#	200,900	$11,072
H&R Block, Inc.#	1,052,500	19,545
Merrill Lynch & Co., Inc.	337,900	18,138
Morgan Stanley	82,800	4,397
Prudential Financial, Inc.	83,400	7,760
		60,912
Financial Services — 0.5%
Western Union Co.	323,700	7,859
Food & Beverages — 3.3%
Anheuser-Busch Co., Inc.	340,500	17,822
Coca-Cola Co.	176,200	10,813
General Mills, Inc.	236,514	13,481
Kraft Foods, Inc., Class A	348,600	11,375
		53,491
Insurance — 4.4%
American International Group, Inc.	183,900	10,721
Aon Corp.#	380,200	18,132
Genworth Financial, Inc., Class A	906,243	23,064
Marsh & McLennan Cos., Inc.	151,800	4,018
White Mountains Insurance Group Ltd.	31,400	16,141
		72,076
Machinery & Heavy Equipment — 1.1%
Danaher Corp.	213,600	18,741
Medical Products — 1.7%
Covidien Ltd.	632,125	27,997
Medical Services & Equipment — 1.5%
Baxter International, Inc.	124,000	7,198
Cardinal Health, Inc.	293,900	16,973
		24,171
Oil & Gas — 5.7%
Baker Hughes, Inc.	67,800	5,499
BJ Services Co.	198,500	4,816
CNX Gas Corp.*	291,200	9,304
Exxon Mobil Corp.	214,700	20,115
Murphy Oil Corp.	253,000	21,465
Sempra Energy	200,000	12,376
Sunoco, Inc.	65,400	4,738
Total SA ADR	182,300	15,058
		93,371
Paper & Related Products — 0.8%
AbitibBowater, Inc.#	51,984	1,071
International Paper Co.	382,900	12,398
		13,469
Pharmaceuticals — 2.3%
Merck & Co., Inc.	137,700	8,002
Pfizer, Inc.	822,700	18,700
Wyeth#	238,700	10,548
		37,250

44

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

FLEXIBLY MANAGED FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Printing & Publishing — 0.1%
New York Times Co., Class A	108,900	$1,909
Real Estate — 0.5%
The St. Joe Co.#	215,700	7,660
Retail — 4.8%
CVS Caremark Corp.	311,900	12,398
Home Depot, Inc.#	526,200	14,176
Kohl's Corp.*#	79,900	3,659
Lowe's Cos., Inc.	760,100	17,193
The TJX Cos., Inc.	525,500	15,098
Wal-Mart Stores, Inc.	345,800	16,436
		78,960
Telecommunications — 3.4%
Alcatel-Lucent ADR	1,072,200	7,848
AT&T, Inc.	790,275	32,844
Motorola, Inc.	505,100	8,102
Sprint Nextel Corp.#	571,500	7,504
		56,298
Transportation & Related Services — 0.6%
Southwest Airlines Co.	866,200	10,568
TOTAL COMMON STOCKS (Cost $772,690)		860,616
	Par (000)
CORPORATE BONDS — 8.6%
Apartments — 0.3%
UDR, Inc. CONV# 4.000%, 12/15/35	$6,000	5,760
Broadcast/Media — 0.4%
Liberty Media LLC CONV 3.500%, 01/15/31	9,060	6,866
Cable Operators — 0.8%
CSC Holdings, Inc. 7.250%, 07/15/08	5,710	5,717
EchoStar DBS Corp. 5.750%, 10/01/08	7,390	7,381
		13,098
Computers & Office Equipment — 0.3%
Xerox Corp. 9.750%, 01/15/09	4,355	4,553
Containers — 0.1%
Owens-Brockway Glass Container, Inc. 8.875%, 02/15/09	925	928
Diversified Operations — 0.0%
Actuant Corp. CONV 2.000%, 11/15/23	272	471

	Par (000)	Value (000)†
Electronic Components & Semiconductors — 0.8%
Microchip Technology, Inc. 144A @CONV^ 2.125%, 12/15/37	$3,222	$3,379
Newport Corp. CONV
2.500%, 02/15/12 144A @^	1,531	1,334
2.500%, 02/15/12	2,399	2,090
Xilinx, Inc. CONV 3.125%, 03/15/37	7,400	6,364
		13,167
Energy Resources & Services — 0.9%
Duke Energy Ohio, Inc. 5.700%, 09/15/12	3,222	3,349
Peabody Energy Corp. CONV 4.750%, 12/15/36	6,316	8,006
Southern Power Co. 6.250%, 07/15/12	1,860	1,946
Teco Finance, Inc. 144A @^ 7.000%, 05/01/12	1,675	1,774
		15,075
Healthcare — 0.3%
LifePoint Hospitals, Inc. CONV 3.250%, 08/15/25	5,003	4,265
Insurance — 0.3%
USF&G Corp. CONV 6.088%, 03/03/09+	4,784	4,575
Medical Services & Equipment — 0.3%
Henry Schein, Inc. CONV 3.000%, 08/15/34	3,223	4,605
Metals & Mining — 0.1%
Newmont Mining Corp. 144A @CONV^
1.250%, 07/15/14	1,179	1,477
1.625%, 07/15/17	528	657
		2,134
Oil & Gas — 1.3%
Oil States International, Inc. CONV 2.375%, 07/01/25	4,750	6,116
Schlumberger Ltd. CONV
2.125%, 06/01/23	1,810	4,468
1.500%, 06/01/23	2,934	7,966
Williams Cos., Inc. 8.125%, 03/15/12	2,800	3,048
		21,598
Pharmaceuticals — 1.3%
Amgen, Inc. CONV
0.375%, 02/01/13 144A @^	9,453	8,307
0.375%, 02/01/13	5,254	4,617
Invitrogen Corp. CONV 3.250%, 06/15/25	2,967	3,449

45

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

FLEXIBLY MANAGED FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Pharmaceuticals — (continued)
IVAX Corp. CONV 4.500%, 05/15/08	$315	$328
Valeant Pharmaceuticals International CONV 4.000%, 11/15/13	5,985	5,027
		21,728
Telecommunications — 1.4%
American Tower Corp.
7.500%, 05/01/12	75	77
7.125%, 10/15/12	1,425	1,464
Lucent Technologies, Inc. CONV
2.875%, 06/15/23	2,700	2,464
2.875%, 06/15/25	5,931	4,900
Nextel Communications, Inc. 7.375%, 08/01/15	13,750	13,538
		22,443
TOTAL CORPORATE BONDS (Cost $135,017)		141,266
	Number of Shares
PREFERRED STOCKS — 2.5%
Consumer Products — 0.9%
Newell Financial Trust I CONV	299,300	13,880
Energy Resources & Services — 0.2%
NRG Energy, Inc. CONV	1,300	2,882
Finance — 0.9%
Affiliated Managers Group, Inc. 144A @CONV#^	150,000	7,875
Affiliated Managers Group, Inc. CONV	1,900	100
Federal National Mortgage Association CONV	70	5,918
		13,893
Insurance — 0.4%
Aspen Insurance Holdings Ltd. CONV	131,100	7,079
Telecommunications — 0.1%
Crown Castle International Corp. CONV	37,100	2,249
TOTAL PREFERRED STOCKS (Cost $36,793)		39,983
	Par (000)
U.S. TREASURY NOTES —7.5%
U.S. Treasury Notes
4.875%, 05/31/08	$11,815	11,887
4.875%, 05/15/09#	11,815	12,094
4.500%, 04/30/12#	26,310	27,484
4.750%, 05/15/14#	67,227	71,486
TOTAL U.S. TREASURY OBLIGATIONS (Cost $115,895)		122,951

	Number of Shares	Value (000)†
SHORT-TERM INVESTMENTS — 18.5%
T. Rowe Price Reserve Investment Fund (Cost $302,477)	302,476,446	$302,477
	Par (000)
SECURITIES LENDING COLLATERAL —10.2%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$2,578	2,578
Barclays Time Deposit 4.000%, 01/02/08	7,732	7,732
Citigroup Variable Rate Master Note 4.600%, 01/02/08	17,933	17,933
Dexia Time Deposit 4.700%, 01/02/08	7,732	7,732
Institutional Money Market Trust 4.920%, 01/02/08	115,469	115,469
IXIS Time Deposit 4.250%, 01/02/08	7,732	7,732
National Bank of Canada Time Deposit 4.600%, 01/02/08	7,733	7,733
TOTAL SECURITIES LENDING COLLATERAL (Cost $166,909)		166,909
TOTAL INVESTMENTS — 100.0% (Cost $1,529,781)		$1,634,202

†  See Note 1 to Financial Statements.

*  Non-Income Producing Security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

CONV — Convertible Security

+  Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

^  Illiquid security. The total market value of illiquid securities at December 31, 2007 is $24,803,000.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.
46

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

GROWTH STOCK FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 89.0%
Aerospace & Defense — 0.9%
General Dynamics Corp.	16,200	$1,442
Agricultural Products — 0.9%
Monsanto Co.	13,000	1,452
Banking — 1.0%
Erste Bank der Oesterreichischen Sparkassen AG*	11,973	849
Northern Trust Corp.	11,800	904
		1,753
Broadcast/Media — 2.3%
EchoStar Communications Corp.*	10,400	392
Harman International Industries, Inc.#	6,900	508
Naspers Ltd.	41,500	984
The McGraw-Hill Cos., Inc.	45,200	1,980
		3,864
Cable Operators — 0.5%
Shaw Communications, Inc., Class B	29,300	693
Shaw Communications, Inc., Class B, Non-voting	3,700	88
		781
Chemicals — 0.4%
Praxair, Inc.	6,800	603
Computer — Internet Services & Software — 5.7%
Expedia, Inc.*#	33,177	1,049
Google, Inc.*	7,100	4,910
Juniper Networks, Inc.*#	36,700	1,218
VeriSign, Inc.*	47,900	1,802
Yahoo!, Inc.*	21,800	507
		9,486
Computer — Network Products & Services — 2.3%
Cisco Systems, Inc.*	69,700	1,887
Intel Corp.	31,800	848
International Game Technology, Inc.	26,500	1,164
		3,899
Computer Services & Software — 5.9%
Automatic Data Processing, Inc.	37,900	1,688
Electronic Arts, Inc.*	24,600	1,437
EMC Corp.*	44,200	819
Infosys Technologies Ltd. ADR	17,300	785
Microsoft Corp.	117,375	4,178
TomTom NV*	11,700	881
		9,788
Computers & Office Equipment — 2.8%
Apple Inc.*	19,400	3,843
Dell, Inc.*	34,500	845
		4,688
Consumer Products — 0.4%
Reckitt Benckiser Group Plc	10,400	603
Cosmetics & Toiletries — 1.2%
Procter & Gamble Co.	27,212	1,998

	Number of Shares	Value (000)†
Distribution Services — 0.2%
Fastenal Co.#	7,000	$283
Diversified Operations — 3.6%
General Electric Co.	159,400	5,909
Electronic Components & Semiconductors — 2.3%
Hon Hai Precision Industry Co. Ltd.	79,200	987
Marvell Technology Group Ltd *#	75,900	1,061
Maxim Integrated Products, Inc.	15,900	421
Schneider Electric SA	10,266	1,391
		3,860
Energy Resources & Services — 0.7%
AES Corp.*	51,200	1,095
Entertainment — 1.5%
Nintendo Co. Ltd.	4,300	2,575
Finance — 8.2%
American Express Co	12,900	671
BlackRock, Inc.	3,300	715
Bovespa Holding SA	84,800	1,634
Charles Schwab Corp.	51,600	1,318
CME Group, Inc.	1,600	1,098
Franklin Resources, Inc.	12,300	1,407
Goldman Sachs Group, Inc.	4,500	968
Moody's Corp.#	37,600	1,342
Morgan Stanley	8,400	446
Prudential Financial, Inc.	13,800	1,284
Redecard SA*	21,600	349
State Street Corp.#	30,100	2,444
		13,676
Food & Beverages — 2.2%
Groupe DANONE	6,700	601
InBev NV	9,278	773
PepsiCo, Inc.	17,200	1,305
Sysco Corp.	32,500	1,014
		3,693
Healthcare — 1.7%
Humana, Inc.*#	11,000	828
McKesson Corp.	13,100	858
Medco Health Solutions, Inc.*	11,500	1,166
		2,852
Hotels & Gaming — 0.7%
Las Vegas Sands Corp.*#	8,800	907
MGM Mirage, Inc.*	2,900	244
		1,151
Hotels & Resorts — 0.4%
Marriott International, Inc.	19,800	677
Insurance — 4.0%
Aetna, Inc.	37,500	2,165
Assurant, Inc.	11,300	756
CIGNA Corp	16,600	892
WellPoint, Inc.*	31,900	2,799
		6,612

47

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

GROWTH STOCK FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Machinery & Heavy Equipment — 2.6%
Danaher Corp.	34,900	$3,062
Deere & Co.	8,000	745
Joy Global, Inc.	8,300	546
		4,353
Medical Products — 0.6%
Covidien Ltd.	22,850	1,012
Medical Services & Equipment — 4.7%
Alcon, Inc.#	6,600	944
Becton, Dickinson Co.	11,800	986
Celgene Corp.*	7,200	333
Laboratory Corp. of America Holdings*	16,300	1,231
Medtronic, Inc.	39,000	1,961
St. Jude Medical, Inc.*	16,500	671
Stryker Corp.	13,000	971
Zimmer Holdings, Inc.*	11,200	741
		7,838
Metals & Mining — 1.7%
BHP Billiton Ltd.	52,695	1,857
Freeport-McMoRan Copper & Gold, Inc.	9,800	1,004
		2,861
Oil & Gas — 6.7%
Baker Hughes, Inc.	21,900	1,776
EOG Resources, Inc.	11,900	1,062
Exxon Mobil Corp.	15,600	1,462
Murphy Oil Corp.	9,500	806
Schlumberger Ltd.	39,500	3,886
Total SA	25,248	2,098
		11,090
Pharmaceuticals — 4.3%
Allergan, Inc.	22,700	1,458
Genentech, Inc.*	24,200	1,623
Gilead Sciences, Inc.*	42,600	1,960
Merck & Co., Inc.	13,100	761
Roche Holding AG	3,746	647
Schering-Plough Corp.	29,600	789
		7,238
Restaurants — 0.9%
Yum! Brands, Inc.	38,300	1,466
Retail — 6.9%
Amazon.com, Inc.*#	18,300	1,695
B2W Companhia Global do Varejo	9,500	379
Bed Bath & Beyond, Inc.*	16,800	494
Costco Wholesale Corp.	21,800	1,521
CVS Caremark Corp.	90,179	3,585
Kohl's Corp.*#	19,300	884
Lojas Renner SA	17,000	344

	Number of Shares	Value (000)†
Retail — (continued)
Target Corp.#	10,500	$525
Walgreen Co.	29,300	1,116
Whole Foods Market, Inc.#	23,100	942
		11,485
Services — Commercial — 2.4%
Accenture Ltd.	46,500	1,675
Foster Wheeler Ltd.*	10,800	1,674
McDermott International, Inc.*	12,400	732
		4,081
Telecommunications — 7.2%
AMDOCS Ltd.*	27,000	931
America Movil S.A.B de C.V., Series L ADR	35,900	2,204
American Tower Corp *	41,800	1,781
Corning, Inc.	62,400	1,497
Crown Castle International Corp.*	46,600	1,939
Leap Wireless International, Inc.*	7,200	336
MetroPCS Communications, Inc.*	13,400	261
QUALCOMM, Inc.	33,400	1,314
Rogers Communications, Inc.#	37,700	1,706
		11,969
Transportation & Related Services — 1.2%
Expeditors International of Washington, Inc.	17,500	782
Southwest Airlines Co.	95,600	1,166
		1,948
TOTAL COMMON STOCKS (Cost $123,118)		148,081
SHORT-TERM INVESTMENTS — 2.9%
BlackRock Provident Institutional Funds - TempCash	1,873,853	1,874
BlackRock Provident Institutional Funds - TempFund	1,873,853	1,874
T. Rowe Price Reserve Investment Fund	1,015,894	1,016
TOTAL SHORT-TERM INVESTMENTS (Cost $4,764)		$4,764
	Par (000)
SECURITIES LENDING COLLATERAL — 8.1%
Bank of Montreal Time Deposit, 4.125%, 01/02/08	$174	174
Barclays Time Deposit 4.000%, 01/02/08	522	522
Dexia Time Deposit 4.700%, 01/02/08	522	522
Institutional Money Market Trust 4.920%, 01/02/08	11,282	11,282
IXIS Time Deposit 4.250%, 01/02/08	521	521

48

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

GROWTH STOCK FUND

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — (continued)
National Bank of Canada Time Deposit 4.600%, 01/02/08	$521	$521
TOTAL SECURITIES LENDING COLLATERAL (Cost $13,542)		13,542
TOTAL INVESTMENTS — 100.0% (Cost $141,424)		$166,387

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value (000)†
United States	81.7%	$121,041
France	2.8%	4,090
Bermuda	1.8%	2,736
Brazil	1.8%	2,707
Japan	1.7%	2,575
Canada	1.7%	2,487
Mexico	1.5%	2,204
Australia	1.3%	1,857
Switzerland	1.1%	1,591
United Kingdom	1.0%	1,534
South Africa	0.7%	984
Taiwan	0.7%	987
Austria	0.6%	849
Netherlands	0.6%	881
India	0.5%	785
Belgium	0.5%	773
	100.0%	$148,081

The accompanying notes are an intergral part of these financial statements.
49

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

LARGE CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 91.5%
Aerospace & Defense — 0.5%
Rockwell Collins, Inc.	16,700	$1,202
Agricultural Products — 3.0%
Archer-Daniels-Midland Co.	74,100	3,440
Monsanto Co.	32,300	3,608
		7,048
Air Transportation — 0.9%
Delta Air Lines, Inc.*	150,100	2,235
Automobiles & Related — 1.2%
General Motors Corp.	13,600	338
Hertz Global Holdings, Inc.*#	158,069	2,512
		2,850
Banking — 1.7%
Marshall & Ilsley Corp.	17,200	455
PNC Financial Services Group, Inc.	33,300	2,186
SunTrust Banks, Inc.#	20,600	1,287
		3,928
Broadcast/Media — 1.1%
News Corp., Class B	43,200	918
Time Warner, Inc.	94,900	1,567
		2,485
Chemicals — 0.7%
Praxair, Inc.	19,700	1,748
Computer — Internet Services & Software — 1.1%
Juniper Networks, Inc.*#	55,600	1,846
Yahoo!, Inc.*	36,400	847
		2,693
Computer — Network Products & Services — 2.1%
Cisco Systems, Inc.*	14,800	401
Sun Microsystems, Inc.*	246,650	4,472
		4,873
Computer Services & Software — 3.8%
Microsoft Corp.	143,900	5,123
Oracle Corp.*	168,000	3,793
		8,916
Computers & Office Equipment — 1.8%
Hewlett-Packard Co.	83,700	4,225
Consumer Products — 0.3%
Altria Group, Inc.	7,800	589
Cosmetics & Toiletries — 2.3%
Colgate-Palmolive Co.	14,000	1,091
Procter & Gamble Co.	60,663	4,454
		5,545
Diversified Operations — 4.5%
3M Co.	4,500	379
Eaton Corp.	12,044	1,168
General Electric Co.	245,600	9,104
		10,651

	Number of Shares	Value (000)†
Electronic Components & Semiconductors — 0.7%
Altera Corp.	42,900	$829
Avnet, Inc.*	6,300	220
NVIDIA Corp.*	16,750	570
		1,619
Energy Resources & Services — 5.5%
Emerson Electric Co.	73,000	4,136
FPL Group, Inc.	26,343	1,786
PG&E Corp.#	51,100	2,202
PPL Corp.	46,200	2,407
Progress Energy, Inc.	49,200	2,383
		12,914
Entertainment & Leisure — 0.2%
Carnival Corp.	10,100	449
Finance — 16.2%
American Express Co.	9,800	510
Charles Schwab Corp.	100,700	2,573
Citigroup, Inc.	130,947	3,855
Federal National Mortgage Association	144,100	5,761
JPMorgan Chase & Co.	130,000	5,674
Merrill Lynch & Co., Inc.	48,800	2,620
Morgan Stanley	44,300	2,353
Paychex, Inc.	4,400	159
Prudential Financial, Inc.	15,500	1,442
The Bank of New York Mellon Corp.	201,673	9,834
Wells Fargo & Co.	115,700	3,493
		38,274
Financial Services — 0.3%
Western Union Co.	31,200	758
Food & Beverages — 6.9%
Coca-Cola Co.	72,500	4,449
Coca-Cola Enterprises, Inc.	196,021	5,102
General Mills, Inc.	11,800	673
Kraft Foods, Inc., Class A	157,900	5,152
Wm. Wrigley Jr. Co.	14,300	837
		16,213
Insurance — 3.0%
American International Group, Inc.	31,010	1,808
Aon Corp.#	72,200	3,443
Hartford Financial Services Group, Inc.	9,700	846
MetLife, Inc.	17,300	1,066
		7,163
Machinery & Heavy Equipment — 0.2%
Caterpillar, Inc.	7,500	544
Medical Services & Equipment — 0.7%
Amgen, Inc.*	36,600	1,700
Metals & Mining — 2.7%
Barrick Gold Corp.	85,200	3,583
Cia Vale do Rio Doce ADR	16,500	539
Freeport-McMoRan Copper & Gold, Inc.	21,500	2,202
		6,324

50

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

LARGE CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Oil & Gas — 9.5%
Chevron Corp.	14,300	$1,335
Devon Energy Corp.	14,700	1,307
Exxon Mobil Corp.	118,300	11,083
Marathon Oil Corp.	12,600	767
Occidental Petroleum Corp.	19,200	1,478
Schlumberger Ltd.	20,000	1,967
Sempra Energy	16,400	1,015
Smith International, Inc.	9,600	709
Spectra Energy Corp.	61,700	1,593
Valero Energy Corp.	6,300	441
XTO Energy, Inc.	16,075	826
		22,521
Pharmaceuticals — 7.1%
Abbott Laboratories	98,400	$5,525
Bristol-Myers Squibb Co.	85,100	2,257
Eli Lilly & Co.	40,000	2,136
Schering-Plough Corp.	26,700	711
Teva Pharmaceutical Industries Ltd. ADR	96,300	4,476
Wyeth	39,000	1,723
		16,828
Retail — 6.1%
CVS Caremark Corp.	79,700	3,168
J. Crew Group, Inc.*#	52,200	2,517
Kohl's Corp.*#	32,700	1,498
Kroger Co.	67,200	1,795
Safeway, Inc.	12,300	421
SUPERVALU, Inc.	85,305	3,201
Wal-Mart Stores, Inc.	39,600	1,882
		14,482
Services — Commercial — 2.5%
IAC/InterActiveCorp*#	218,000	5,869
Telecommunications — 4.0%
AT&T, Inc.	136,397	5,669
Corning, Inc.	35,700	856
QUALCOMM, Inc.	42,200	1,661
Verizon Communications, Inc.	30,700	1,341
		9,527
Transportation & Related Services — 0.6%
United Parcel Service, Inc., Class B	21,500	1,520
Waste Management — 0.3%
Waste Management, Inc.	22,472	734
TOTAL COMMON STOCKS (Cost $196,266)		216,427
PREFERRED STOCKS — 0.3%
Pharmaceuticals — 0.3%
Mylan, Inc.	697	708
(Cost $697)

	Number of Shares	Value (000)†
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Provident Institutional Funds - TempFund	1,799,424	$1,799
BlackRock Provident Institutional Funds - TempCash	1,799,427	1,800
TOTAL SHORT-TERM INVESTMENTS (Cost $3,599)		3,599
	Par (000)
SECURITIES LENDING COLLATERAL — 6.7%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$99	99
Barclays Time Deposit 4.000%, 01/02/08	296	296
Citigroup Variable Rate Master Note 4.600%, 01/02/08	1,761	1,761
Dexia Time Deposit 4.700%, 01/02/08	296	296
Institutional Money Market Trust 4.920%, 01/02/08	12,895	12,895
IXIS Time Deposit 4.250%, 01/02/08	296	296
National Bank of Canada Time Deposit 4.600%, 01/02/08	296	296
TOTAL SECURITIES LENDING COLLATERAL (Cost $15,939)		15,939
TOTAL INVESTMENTS — 100.0% (Cost $216,501)		$236,673

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

The accompanying notes are an integral part of these financial statements.
51

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

LARGE CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 79.5%
Advertising — 1.5%
Omnicom Group, Inc.	11,595	$551
Aerospace & Defense — 2.5%
Boeing Co.	10,440	913
Automobiles & Related — 1.5%
Rockwell Automation, Inc.	8,065	556
Chemicals — 4.7%
Ecolab, Inc.	15,535	796
Praxair, Inc.	10,200	905
		1,701
Computer — Internet Services & Software — 3.3%
Google, Inc.*	1,704	1,178
Computer — Network Products & Services — 6.1%
Cisco Systems, Inc.*	38,295	1,037
Intel Corp.	44,415	1,184
		2,221
Computer Services & Software — 4.6%
Electronic Arts, Inc.*	8,550	499
EMC Corp.*	38,990	723
Microsoft Corp.#	12,230	435
		1,657
Computers & Office Equipment — 2.0%
Dell, Inc.*#	30,135	739
Cosmetics & Toiletries — 3.5%
Procter & Gamble Co.	17,160	1,260
Diversified Operations — 5.1%
General Electric Co.	15,725	583
Illinois Tool Works, Inc.#	14,615	783
ITT Corp.	7,225	477
		1,843
Electronic Components & Semiconductors — 2.8%
Linear Technology Corp.	12,665	403
Texas Instruments, Inc.#	18,085	604
		1,007
Entertainment & Leisure — 1.8%
Carnival Corp.	14,640	651
Finance — 8.1%
CIT Group, Inc.	19,400	466
Merrill Lynch & Co., Inc.	11,945	641
State Street Corp.#	15,645	1,270
T. Rowe Price Group, Inc.#	9,175	559
		2,936
Food & Beverages — 1.7%
PepsiCo, Inc.	8,125	617
Instruments — Controls — 1.9%
Johnson Controls, Inc.	19,260	694
Medical Services & Equipment — 3.6%
Medtronic, Inc.	11,245	565
ResMed, Inc.*	13,900	730
		1,295
Oil & Gas — 5.0%
Baker Hughes, Inc.	8,450	685
Exxon Mobil Corp.#	7,345	688
Schlumberger Ltd.	4,340	427
		1,800

	Number of Shares	Value (000)†
Pharmaceuticals — 6.9%
Alcon, Inc.#	5,435	$778
Express Scripts, Inc.*	8,125	593
Gilead Sciences, Inc.*	24,020	1,105
		2,476
Restaurants — 1.3%
Starbucks Corp.*	22,115	453
Retail — 7.4%
Coach, Inc.*	14,805	453
Kohl's Corp.*#	14,790	677
The TJX Cos., Inc.	24,205	696
Walgreen Co.	22,250	847
		2,673
Telecommunications — 2.3%
Corning, Inc.	34,370	825
Waste Management — 1.9%
Waste Management, Inc.	20,670	675
TOTAL COMMON STOCKS (Cost $26,352)		28,721
SHORT-TERM INVESTMENTS — 1.9%
BlackRock Provident Institutional Funds - TempCash	340,139	340
BlackRock Provident Institutional Funds - TempFund	340,139	340
TOTAL SHORT-TERM INVESTMENTS (Cost $680)		680
	Par (000)
SECURITIES LENDING COLLATERAL — 18.6%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$51	51
Barclays Time Deposit 4.000%, 01/02/08	154	154
Citigroup Variable Rate Master Note 4.600%, 01/02/08	443	443
Dexia Time Deposit 4.700%, 01/02/08	154	154
IXIS Time Deposit 4.250%, 01/02/08	154	154
Institutional Money Market Trust 4.920%, 01/02/08	5,610	5,610
National Bank Of Canada Time Deposit 4.600%, 01/02/08	154	154
TOTAL SECURITIES LENDING COLLATERAL (Cost $6,720)		6,720
TOTAL INVESTMENTS — 100.0% (Cost $33,752)		$36,121

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.
52

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 92.8%
Advertising — 0.2%
Interpublic Group of Cos., Inc.*#	9,131	$74
Monster Worldwide, Inc.*	2,478	80
Omnicom Group, Inc.	6,332	301
		455
Aerospace & Defense — 2.0%
Boeing Co.	15,014	1,313
General Dynamics Corp.	7,794	694
Lockheed Martin Corp.	6,723	708
Northrop Grumman Corp.	6,554	515
Raytheon Co.	8,316	505
Rockwell Collins, Inc.	3,156	227
United Technologies Corp.	19,149	1,466
		5,428
Agricultural Products — 0.7%
Archer-Daniels-Midland Co.	12,454	578
Monsanto Co.	10,593	1,183
		1,761
Automobiles & Related — 0.7%
Ford Motor Co.*	40,879	275
General Motors Corp.	10,964	273
Genuine Parts Co.	3,252	151
Goodrich Corp.	2,419	171
Harley-Davidson, Inc.	4,677	218
PACCAR, Inc.	7,135	389
Rockwell Automation, Inc.	2,890	199
The Goodyear Tire & Rubber Co.*	4,646	131
		1,807
Banking — 3.6%
Bank of America Corp.	85,981	3,548
BB&T Corp.#	10,644	326
Comerica, Inc.#	2,925	127
Commerce Bancorp, Inc.#	3,774	144
Fifth Third Bancorp	10,318	259
First Horizon National Corp.#	2,448	44
Hudson City Bancorp, Inc.	10,081	151
Huntington Bancshares, Inc.	7,088	105
KeyCorp	7,531	177
M&T Bank Corp.	1,447	118
Marshall & Ilsley Corp.	4,984	132
National City Corp.	12,274	202
Northern Trust Corp.	3,706	284
PNC Financial Services Group, Inc.	6,771	445
Regions Financial Corp.	13,465	318
Sovereign Bancorp, Inc.	6,982	80
SunTrust Banks, Inc.#	6,765	423
U.S. Bancorp#	33,449	1,062
Wachovia Corp.#	38,269	1,455
Zions Bancorp	2,092	98
		9,498

	Number of Shares	Value (000)†
Broadcast/Media — 1.9%
CBS Corp., Class B	13,270	$362
Clear Channel Communications, Inc.	9,645	333
Comcast Corp., Class A*	59,534	1,087
Gannett Co., Inc.	4,497	175
Harman International Industries, Inc.	1,171	86
Meredith Corp.	735	40
News Corp., Class A	44,813	918
The McGraw-Hill Cos., Inc.	6,373	279
Time Warner, Inc.	70,023	1,156
Viacom, Inc., Class B*	12,712	558
		4,994
Building & Real Estate — 0.1%
CB Richard Ellis Group, Inc., Class A*	3,834	83
D.R. Horton, Inc.	5,369	71
KB Home#	1,492	32
Lennar Corp.#	2,700	48
Pulte Homes, Inc.	4,116	43
		277
Building Products & Supplies — 0.2%
Centex Corp.	2,354	59
Masco Corp.	7,144	154
Trane, Inc.	3,320	155
Vulcan Materials Co.#	2,096	166
		534
Cable Operators — 0.1%
The DIRECTV Group, Inc.*	13,907	322
Chemicals — 1.3%
Air Products & Chemicals, Inc.	4,172	411
Dow Chemical Co.	18,295	721
E.I. du Pont de Nemours & Co.	17,416	768
Eastman Chemical Co.	1,569	96
Ecolab, Inc.	3,383	173
Hercules, Inc.	2,240	43
Pall Corp.	2,375	96
PPG Industries, Inc.	3,172	223
Praxair, Inc.	6,119	543
Rohm & Haas Co.	2,427	129
Sigma-Aldrich Corp.	2,518	137
		3,340
Computer — Internet Services & Software — 2.0%
Akamai Technologies, Inc.*	3,219	111
eBay, Inc.*	22,025	731
Expedia, Inc.*#	4,023	127
Google, Inc., Class A*	4,484	3,101
Juniper Networks, Inc.*	10,104	335
Symantec Corp.*	16,801	271
Yahoo!, Inc.*	25,890	602
		5,278

53

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Computer — Network Products & Services — 2.7%
Cisco Systems, Inc.*	117,532	$3,182
Intel Corp.	113,270	3,020
International Game Technology, Inc.	6,110	268
Network Appliance, Inc.*	6,667	166
Sun Microsystems, Inc.*	16,051	291
Teradata Corp.*	3,506	96
VeriSign, Inc.*	4,280	161
		7,184
Computer Services & Software — 4.2%
Adobe Systems, Inc.*	11,115	475
Affiliated Computer Services, Inc., Class A*	1,946	88
Autodesk, Inc.*	4,473	223
Automatic Data Processing, Inc.	10,193	454
BMC Software, Inc.*	3,793	135
CA, Inc.	7,591	189
Citrix Systems, Inc.*	3,675	140
Cognizant Technology Solutions, Inc., Class A*	5,625	191
Computer Sciences Corp.*	3,370	167
Compuware Corp.*	5,544	49
Electronic Arts, Inc.*	6,101	356
Electronic Data Systems Corp.	9,920	206
EMC Corp.*	40,647	753
Intuit, Inc.*	6,445	204
Lexmark International, Inc., Class A*	1,835	64
Microsoft Corp.	155,864	5,549
Novell, Inc.*	6,777	47
Oracle Corp.*	76,393	1,725
Total System Services, Inc.	3,834	107
Unisys Corp.*	6,736	32
		11,154
Computers & Office Equipment — 3.8%
Apple, Inc.*	16,961	3,360
Dell, Inc.*	43,413	1,064
Hewlett-Packard Co.	49,943	2,521
International Business Machines Corp.#	26,694	2,886
Xerox Corp.	17,908	290
		10,121
Consumer Products — 1.9%
Altria Group, Inc.	40,804	3,084
Brunswick Corp.	1,703	29
Clorox Co.	2,683	175
Fortune Brands, Inc.#	2,959	214
Hasbro, Inc.	2,849	73
Mattel, Inc.	7,106	135
Newell Rubbermaid, Inc.	5,410	140
NIKE, Inc., Class B	7,439	478
Polo Ralph Lauren Corp.#	1,140	70
Reynolds American, Inc.#	3,314	219
UST, Inc.	3,034	166
V.F. Corp.	1,705	117
Whirlpool Corp.	1,497	122
		5,022

	Number of Shares	Value (000)†
Containers — 0.1%
Ball Corp.	1,946	$88
Bemis Co., Inc.	1,947	53
Pactiv Corp.*	2,527	67
		208
Cosmetics & Toiletries — 2.3%
Avon Products, Inc.	8,312	329
Colgate-Palmolive Co.	9,875	770
Kimberly-Clark Corp.	8,196	568
Procter & Gamble Co.	60,163	4,417
The Estee Lauder Cos., Inc., Class A	2,205	96
		6,180
Diversified Operations — 4.3%
3M Co.	13,817	1,165
Ashland, Inc.	1,085	51
Eaton Corp.	2,838	275
General Electric Co.	195,782	7,258
Honeywell International, Inc.	14,466	891
Illinois Tool Works, Inc.	8,008	429
International Flavors & Fragrances, Inc.	1,575	76
ITT Corp.	3,512	232
Leggett & Platt, Inc.	3,295	57
Leucadia National Corp.#	3,275	154
Patterson Cos., Inc.*	2,708	92
Textron, Inc.	4,828	344
Tyco International Ltd.	9,585	380
		11,404
Education — 0.1%
Apollo Group, Inc., Class A*	2,649	186
Electronic Components & Semiconductors — 1.7%
Advanced Micro Devices, Inc.*#	11,694	88
Agilent Technologies, Inc.*	7,488	275
Altera Corp.	6,506	126
Analog Devices, Inc.	5,876	186
Applies Materials, Inc.	26,697	474
Broadcom Corp., Class A*	9,114	238
Jabil Circuit, Inc.	4,030	62
KLA-Tencor Corp.	3,528	170
Linear Technology Corp.	4,329	138
LSI Corp.*	13,675	73
MEMC Electronic Materials, Inc.*	4,438	393
Microchip Technology, Inc.	4,150	130
Micron Technology, Inc.*	14,731	107
Molex, Inc.	2,742	75
National Semiconductor Corp.	4,551	103
Novellus Systems, Inc.*	2,250	62
NVIDIA Corp.*	10,762	366
QLogic Corp.*	2,651	38
SanDisk Corp.*	4,421	147
Teradyne, Inc.*	3,363	35
Texas Instruments, Inc.#	27,086	905
Tyco Electronics Ltd.	9,631	358
Xilinx, Inc.	5,695	125
		4,674

54

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Energy Resources & Services — 3.9%
AES Corp.*	12,965	$277
Allegheny Energy, Inc.*	3,220	205
Ameren Corp.	4,029	218
American Electric Power Co., Inc.	7,749	361
Centerpoint Energy, Inc.	6,223	107
CMS Energy Corp.#	4,360	76
CONSOL Energy, Inc.	3,515	251
Consolidated Edison, Inc.	5,259	257
Constellation Energy Group	3,499	359
Cooper Industries Ltd., Class A	3,488	184
Dominion Resources, Inc.	11,329	538
DTE Energy Co.	3,171	139
Duke Energy Corp.	24,429	493
Dynegy, Inc., Class A*	9,604	69
Edison International	6,311	337
Emerson Electric Co.	15,250	864
Entergy Corp.	3,765	450
Exelon Corp.	12,785	1,044
FirstEnergy Corp.	5,905	427
FPL Group, Inc.	7,886	535
Integrys Energy Group, Inc.	1,477	76
NiSource, Inc.	5,311	100
Peabody Energy Corp.	5,129	316
Pepco Holdings, Inc.	3,879	114
PG&E Corp.#	6,858	296
Pinnacle West Capital Corp.	1,944	82
PPL Corp.	7,210	376
Progress Energy, Inc.	5,021	243
Public Service Enterprise Group, Inc.	4,926	484
Questar Corp.	3,346	181
Southern Co.	14,712	570
Teco Energy, Inc.	4,081	70
Xcel Energy, Inc.	8,135	184
		10,283
Entertainment & Leisure — 0.8%
Carnival Corp.	8,461	376
GameStop Corp., Class A*	3,081	191
Harrah's Entertainment, Inc.	3,633	322
The Walt Disney Co.	36,875	1,190
		2,079
Fiber Optics — 0.0%
JDS Uniphase Corp.*	4,251	57
Finance — 8.4%
Ambac Financial Group, Inc.#	1,967	51
American Capital Strategies Ltd.	3,714	122
American Express Co.	22,654	1,178
Ameriprise Financial, Inc.	4,492	248
Bank of New York Mellon Corp.	22,059	1,076
Bear Stearns Cos., Inc.#	2,236	197
Capital One Financial Corp.	7,570	358
Charles Schwab Corp.	18,146	464
CIT Group, Inc.	3,673	88
Citigroup, Inc.	96,713	2,847

	Number of Shares	Value (000)†
Finance — (continued)
CME Group, Inc.	1,060	$727
Countrywide Financial Corp.#	11,210	100
Discover Financial Services	9,251	140
E*TRADE Financial Corp.*#	8,209	29
Equifax, Inc.	2,554	93
Federal National Mortgage Association	18,949	758
Federated Investors, Inc.#	1,675	69
Fidelity National Information Services, Inc.	3,306	138
Franklin Resources, Inc.	3,132	358
Freddie Mac	12,815	437
Goldman Sachs Group, Inc.	7,703	1,657
H&R Block, Inc.	6,296	117
IntercontinentalExchange, Inc.*	1,347	259
Janus Capital Group, Inc.	2,972	98
JPMorgan Chase & Co.	65,073	2,840
Legg Mason, Inc.	2,601	190
Lehman Brothers Holdings, Inc.#	10,268	672
MBIA, Inc.#	2,432	45
Merrill Lynch & Co., Inc.	16,583	890
Moody's Corp.#	4,154	148
Morgan Stanley	20,558	1,092
NYSE Euronext	5,133	451
Paychex, Inc.	6,460	234
Prudential Financial, Inc.	8,795	818
SLM Corp.	9,992	201
State Street Corp.	7,481	607
T. Rowe Price Group, Inc.	5,115	311
Washington Mutual, Inc.#	16,829	229
Wells Fargo & Co.	65,370	1,974
		22,311
Financial Services — 0.1%
Western Union Co.	14,547	353
Food & Beverages — 3.6%
Anheuser-Busch Co., Inc.	14,216	744
Brown-Forman Corp.	1,673	124
Campbell Soup Co.#	4,310	154
Coca-Cola Co.	38,501	2,363
Coca-Cola Enterprises, Inc.	5,544	144
ConAgra Foods, Inc.	9,439	225
Constellation Brands, Inc., Class A*	3,755	89
Dean Foods Co.	2,549	66
General Mills, Inc.	6,541	373
HJ Heinz Co.	6,139	287
Kellogg Co.	5,112	268
Kraft Foods, Inc., Class A	29,973	978
McCormick & Co., Inc.	2,474	94
Molson Coors Brewing Co.	2,647	137
PepsiCo, Inc.	31,183	2,367
Sara Lee Corp.	14,029	225
Sysco Corp.	11,781	368
The Hershey Co.	3,254	128
The Pepsi Bottling Group, Inc.	2,686	106
Tyson Foods, Inc., Class A	5,304	81
Wm. Wrigley Jr. Co.	4,220	247
		9,568

55

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Forest Products — 0.0%
Plum Creek Timber Co.	3,337	$154
Healthcare — 1.1%
Coventry Health Care, Inc.*	3,000	178
Humana, Inc.*	3,282	247
IMS Health, Inc.	3,758	87
McKesson Corp.	5,606	367
Medco Health Solutions, Inc.*	5,181	525
Tenet Healthcare Corp.*	9,184	47
UnitedHealth Group, Inc.	25,032	1,457
		2,908
Hotels & Resorts — 0.1%
Marriott International, Inc., Class A	6,055	207
Wyndham Worldwide Corp.	3,446	81
		288
Human Resources — 0.0%
Robert Half International, Inc.	3,120	84
Instruments — Controls — 0.5%
Johnson Controls, Inc.	11,503	415
Millipore Corp.*	1,057	77
Parker Hannifin Corp.	3,258	245
PerkinElmer, Inc.	2,296	60
Thermo Fisher Scientific, Inc.*	8,173	471
Waters Corp.*	1,945	154
		1,422
Insurance — 4.4%
ACE Ltd.	6,384	394
Aetna, Inc.	9,693	560
AFLAC, Inc.	9,450	592
American International Group, Inc.	49,133	2,864
Aon Corp.#	5,687	271
Assurant, Inc.	1,850	124
Chubb Corp.	7,434	406
CIGNA Corp.	5,408	291
Cincinnati Financial Corp.	3,215	127
Genworth Financial, Inc., Class A	8,497	216
Hartford Financial Services Group, Inc.	6,079	530
Lincoln National Corp.	5,215	304
Loews Corp.	8,515	429
Marsh & McLennan Cos., Inc.	10,076	267
MetLife, Inc.	14,347	884
MGIC Investment Corp.#	1,584	36
Principal Financial Group, Inc.	5,067	349
Progressive Corp.	13,523	259
SAFECO Corp.	1,831	102
The Allsate Corp.	11,056	577
The Travelers Cos., Inc.	12,494	672
Torchmark Corp.	1,785	108
Unum Group	6,990	166
WellPoint, Inc.*	11,068	971
XL Capital Ltd., Class A	3,453	174
		11,673

	Number of Shares	Value (000)†
Machinery & Heavy Equipment — 1.2%
Black & Decker Corp.	1,211	$84
Caterpillar, Inc.	12,320	894
Cummins, Inc.	1,978	252
Danaher Corp.	4,904	430
Deere & Co.	8,596	800
Dover Corp.	3,849	177
Ingersoll-Rand Co., Class A	5,277	245
Snap-On, Inc.	1,116	54
Terex Corp.*	1,987	130
The Manitowoc Co., Inc.	2,515	123
The Stanley Works	1,592	77
		3,266
Medical Products — 0.2%
Covidien Ltd.	9,645	427
Medical Services & Equipment — 2.2%
Amgen, Inc.*	21,070	978
Baxter International, Inc.	12,283	713
Becton, Dickinson & Co.	4,724	395
C.R. Bard, Inc.	1,973	187
Cardinal Health, Inc.	7,004	404
Celgene Corp.*	7,475	345
Genzyme Corp.*	5,152	384
Laboratory Corp. of America Holdings*	2,231	169
Medtronic, Inc.	21,903	1,101
Quest Diagnostics, Inc.	3,037	161
St. Jude Medical, Inc.*	6,632	270
Stryker Corp.	4,612	345
Zimmer Holdings, Inc.*	4,547	301
		5,753
Medical Supplies & Equipment — 0.2%
Boston Scientific Corp.*	25,992	302
Varian Medical Systems, Inc.*	2,423	126
		428
Metal Components & Products — 0.7%
Alcoa, Inc.	16,430	601
Allegheny Technologies, Inc.	1,981	171
Nucor Corp.	5,577	330
Precision Castparts Corp.	2,675	371
United States Steel Corp.	2,288	277
		1,750
Metals & Mining — 0.5%
Freeport-McMoRan Copper & Gold, Inc.	7,398	758
Newmont Mining Corp.	8,753	427
Titanium Metals Corp.#	1,696	45
		1,230
Office Equipment & Services — 0.1%
Pitney Bowes, Inc.#	4,201	160
Office Supplies — 0.0%
Avery Dennison Corp.	2,062	110

56

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Oil & Gas — 12.0%
Andarko Petroleum Corp.	9,034	$593
Apache Corp.	6,415	690
Baker Hughes, Inc.	6,164	500
BJ Services Co.	5,672	138
Chesapeake Energy Corp.	8,799	345
Chevron Corp.	40,903	3,817
ConocoPhillips	30,987	2,736
Devon Energy Corp.	8,619	766
El Paso Energy Corp.	13,570	234
ENSCO International, Inc.	2,806	167
EOG Resources, Inc.	4,765	425
Exxon Mobil Corp.	105,843	9,916
Halliburton Co.#	17,070	647
Hess Corp.	5,384	543
Marathon Oil Corp.	13,759	837
Murphy Oil Corp.	3,644	309
Nabors Industries Ltd.*	5,486	150
National-Oilwell Varco, Inc.*	6,909	508
NICOR, Inc.	874	37
Noble Corp.	5,192	293
Noble Energy, Inc.	3,325	264
Occidental Petroleum Corp.	16,051	1,236
Range Resources Corp.	2,890	148
Rowan Cos., Inc.	2,155	85
Schlumberger Ltd.	23,166	2,279
Sempra Energy	5,064	313
Smith International, Inc.	3,880	287
Spectra Energy Corp.	12,249	316
Sunoco, Inc.	2,277	165
Tesoro Corp.	2,653	127
The Williams Cos., Inc.	11,498	411
Transocean, Inc.*	6,160	882
Valero Energy Corp.	10,663	747
Weatherford International Ltd.*	6,534	448
XTO Energy, Inc.	9,368	481
		31,840
Paper & Related Products — 0.3%
International Paper Co.	8,294	269
MeadWestvaco Corp.	3,578	112
Sealed Air Corp.	3,129	72
Weyerhaeuser Co.	4,059	299
		752
Pharmaceuticals — 6.6%
Abbott Laboratories	29,935	1,681
Allergan, Inc.	5,946	382
AmerisourceBergen Corp.	3,253	146
Applera Corp. - Applied Biosystems Group	3,258	111
Barr Pharmaceuticals, Inc.*	2,087	111
Biogen Idec, Inc.*	5,683	323
Bristol-Myers Squibb Co.	38,328	1,016
Eli Lilly & Co.	19,117	1,021
Express Scripts, Inc.*	4,882	356
Forest Laboratories, Inc.*	6,041	220

	Number of Shares	Value (000)†
Pharmaceuticals — (continued)
Gilead Sciences, Inc.*	18,031	$830
Hospira, Inc.*	3,052	130
Johnson & Johnson	55,439	3,698
King Pharmaceuticals, Inc.*	4,735	49
Merck & Co., Inc.	42,165	2,450
Mylan, Inc.#	5,858	82
Pfizer, Inc.	132,310	3,007
Schering-Plough Corp.	31,378	836
Watson Pharmaceuticals, Inc.*	2,007	54
Wyeth	25,942	1,146
		17,649
Photography Equipment & Supplies — 0.0%
Eastman Kodak Co.#	5,578	122
Printing & Publishing — 0.1%
Donnelley (R.R.) & Sons Co.	4,157	157
New York Times Co., Class A	2,786	49
The Washington Post Co., Class B	112	89
		295
Restaurants — 0.8%
Darden Restaurants, Inc.	2,748	76
McDonald's Corp.	22,912	1,350
Starbucks Corp.*	14,149	290
Wendy's International, Inc.	1,693	44
Yum! Brands, Inc.	9,852	377
		2,137
Retail — 4.4%
Abercrombie & Fitch Co., Class A	1,668	133
Amazon.com, Inc.*#	5,951	551
AutoNation, Inc.*	2,672	42
AutoZone, Inc.*	855	103
Bed Bath & Beyond, Inc.*	5,130	151
Best Buy Co., Inc.	6,798	358
Big Lots, Inc.*	1,751	28
Circuit City Stores, Inc.#	3,265	14
Coach, Inc.*	7,131	218
Costco Wholesale Corp.	8,409	587
CVS Caremark Corp.	28,611	1,137
Dillard's, Inc., Class A#	1,106	21
Family Dollar Stores, Inc.	2,721	52
Gap, Inc.	9,022	192
Home Depot, Inc.	32,693	881
J.C. Penney Co., Inc.	4,295	189
Kohl's Corp.*#	6,076	278
Kroger Co.	13,195	352
Limited Brands, Inc.#	6,020	114
Liz Claiborne, Inc.	1,927	39
Lowe's Cos., Inc.	28,334	641
Macy's, Inc.	8,388	217
Nordstrom, Inc.#	3,641	134
Office Depot, Inc.*	5,287	74
OfficeMax, Inc.	1,460	30
RadioShack Corp.	2,539	43

57

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Retail — (continued)
Safeway, Inc.	8,570	$293
Sears Holding Corp.*#	1,413	144
Sherwin-Williams Co.	2,019	117
Staples, Inc.	13,698	316
SUPERVALU, Inc.	4,095	154
Target Corp.	16,095	805
The TJX Cos., Inc.	8,466	243
Tiffany & Co.	2,627	121
Walgreen Co.	19,210	732
Wal-Mart Stores, Inc.	45,774	2,176
Whole Foods Market, Inc.#	2,699	110
		11,790
Services — Commercial — 0.3%
Cintas Corp.	2,615	88
Convergys Corp.*	2,523	42
Fiserv, Inc.*	3,189	177
Fluor Corp.	1,713	250
IAC/InterActiveCorp*#	3,571	96
Jacobs Engineering Group, Inc.*	2,340	224
		877
Telecommunications — 4.6%
American Tower Corp., Class A*	7,840	334
AT&T, Inc.	117,489	4,883
CenturyTel, Inc.	2,138	89
Ciena Corp.*	1,666	57
Citizens Communications Co.	6,349	81
Corning, Inc.	30,527	732
Embarq Corp.	2,960	147
L-3 Communications Holdings, Inc.#	2,436	258
Motorola, Inc.	44,252	710
QUALCOMM, Inc.	31,702	1,247
Qwest Communications International, Inc.*	30,419	213
Sprint Nextel Corp.#	55,097	723
Tellabs, Inc.*	8,507	56
The E.W. Scripps Co., Class A	1,735	78
Verizon Communications, Inc.	55,992	2,446
Windstream Corp.	9,242	120
		12,174
Textiles & Apparel — 0.0%
Jones Apparel Group, Inc.	1,651	26
Transportation & Related Services — 1.7%
Burlington Northern Santa Fe Corp.	5,773	480
C.H. Robinson Worldwide, Inc.	3,288	178
CSX Corp.	8,144	358
Expeditors International of Washington, Inc.	4,128	184
FedEx Corp.	5,991	534
Norfolk Southern Corp.	7,501	378
Ryder Systems, Inc.	1,124	53
Southwest Airlines Co.	14,220	173
Union Pacific Corp.	5,087	639
United Parcel Service, Inc., Class B	20,357	1,440
		4,417

	Number of Shares	Value (000)†
Waste Management — 0.1%
Allied Waste Industries, Inc.*	5,609	$62
Waste Management, Inc.	9,847	322
		384
Wholesale Distributor — 0.0%
Grainger (W.W.), Inc.	1,304	114
TOTAL COMMON STOCKS (Cost $214,616)		246,708
REAL ESTATE INVESTMENT TRUSTS — 1.0%
Apartments — 0.2%
Apartment Investment & Management Co., Class A	1,851	64
AvalonBay Communities, Inc.	1,525	144
Equity Residential Properties Trust	5,251	192
		400
Building & Real Estate — 0.1%
Kimco Realty Corp.	4,895	178
Diversified Operations — 0.1%
Vornado Realty Trust	2,595	228
Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	10,120	172
Starwood Hotels & Resorts Worldwide, Inc.	3,857	170
		342
Industrial — 0.1%
Prologis	4,988	316
Office Property — 0.1%
Boston Properties, Inc.	2,310	212
Regional Malls — 0.2%
General Growth Properties, Inc.	4,723	195
Simon Property Group, Inc.	4,320	375
		570
Storage — 0.1%
Public Storage	2,412	177
Strip Centers — 0.0%
Developers Diversified Realty Corp.#	2,380	91
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,437)		2,514
RIGHTS — 0.0%
Seagate Tax Refund Rights* (Cost $0)	4,100	0
	Par (000)
U. S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills 4.810%, 02/07/08^^	$135	135
4.730%, 02/07/08^^	50	50
3.810%, 02/07/08^^	50	50
TOTAL U.S. TREASURY OBLIGATIONS (Cost $234)		235

58

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INDEX 500 FUND

	Number of Shares	Value (000)†
SHORT-TERM INVESTMENTS — 1.4%
BlackRock Provident Institutional Funds - TempCash (Cost $3,834)	3,834,091	$3,834
	Par (000)
SECURITIES LENDING COLLATERAL — 4.7%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$131	131
Barclays Time Deposit 4.000%, 01/02/08	394	394
Citigroup Variable Rate Master Note 4.600%, 01/02/08	752	752
Dexia Time Deposit 4.700.%, 01/02/08	394	394
Institutional Money Market Trust 4.920%, 01/02/08	10,150	10,150
IXIS Time Deposit 4.250%, 01/02/08	394	394
National Bank of Canada Time Deposit 4.600%, 01/02/08	394	394
TOTAL SECURITIES LENDING COLLATERAL (Cost $12,609)		12,609
TOTAL INVESTMENTS — 100.0% (Cost $233,730)		$265,900

†   See Note 1 to Financial Statements.

*   Non-income producing security.

#   Security position is either entirely or partially on loan.

^^  Market value held as collateral for the open futures contract.

The accompanying notes are an integral part of these financial statements.
59

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

MID CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 83.4%
Advertising — 0.8%
Focus Media Holding Ltd. ADR*#	17,820	$1,012
Aerospace & Defense — 0.7%
BE Aerospace, Inc.*#	17,850	944
Agricultural Products — 1.8%
Bunge Ltd.	8,180	952
The Mosaic Co.*	14,520	1,370
		2,322
Banking — 1.0%
Northern Trust Corp.	17,180	1,316
Broadcast/Media — 1.5%
Central European Media Enterprises Ltd., Class A*	7,280	844
Dolby Laboratories, Inc., Class A*	22,870	1,137
		1,981
Chemicals — 1.1%
Air Products & Chemicals, Inc.	13,910	1,372
Computer — Internet Services & Software — 4.5%
Equinix, Inc.*#	6,170	624
Juniper Networks, Inc.*#	48,060	1,596
McAfee, Inc.*	14,470	543
Priceline.com, Inc.*	5,630	647
Sina Corp.*	13,870	615
VeriSign, Inc.*	49,290	1,854
		5,879
Computer — Network Products & Services — 2.3%
Atheros Communications*	25,580	781
Foundry Networks, Inc.*	39,310	689
Seagate Technology	46,050	1,174
Sigma Designs, Inc.*#	7,440	411
		3,055
Computer Services & Software — 4.8%
Activision, Inc.*	33,250	988
Citrix Systems, Inc.*	36,700	1,395
Electronic Arts, Inc.*	26,490	1,547
Nuance Communications, Inc.*#	26,410	493
Omniture, Inc.*	18,950	631
Salesforce.com, Inc.*	19,590	1,228
		6,282
Containers — 1.5%
Owens-Illinois, Inc.*	39,640	1,962
Diversified Operations — 1.7%
Harsco Corp.	20,520	1,315
SPX Corp.	9,310	958
		2,273
Education — 1.2%
Apollo Group, Inc., Class A*	21,410	1,502
Electronic Components & Semiconductors — 5.9%
Ametek, Inc.	29,105	1,363
Cavium Networks, Inc.*	20,610	474

	Number of Shares	Value (000)†
Electronic Components & Semiconductors — (continued)
Cypress Semiconductor Corp.*	20,270	$730
MEMC Electronic Materials, Inc.*	20,950	1,854
NVIDIA Corp.*#	36,330	1,236
Silicon Laboratories, Inc.*	17,360	650
Varian Semiconductor Equipment Associates, Inc.*	36,582	1,354
		7,661
Energy Resources & Services — 3.7%
Allegheny Energy, Inc.	14,740	938
Consol Energy, Inc.	12,950	926
Covanta Holding Corp.*	19,960	552
NRG Energy, Inc.*	34,100	1,478
Questar Corp.	16,650	901
		4,795
Entertainment & Leisure — 1.4%
GameStop Corp., Class A*	29,630	1,840
Finance — 6.9%
Affiliated Managers Group, Inc.*#	6,225	731
BlackRock, Inc.	4,120	893
Intercontinental Exchange, Inc.*	9,420	1,813
MasterCard, Inc., Class A	8,320	1,790
Nymex Holdings, Inc.#	11,800	1,577
T. Rowe Price Group, Inc.#	36,260	2,208
		9,012
Food & Beverages — 2.7%
HJ Heinz Co.	20,320	949
Molson Coors Brewing Co., Class B	13,090	676
The Pepsi Bottling Group, Inc.	19,030	751
Wm. Wrigley Jr. Co.	20,330	1,190
		3,566
Hotels & Gaming — 2.3%
Melco PBL Entertainment Macau Ltd. ADR*	50,560	584
WMS Industries, Inc.*	35,355	1,295
Wynn Resorts Ltd.	9,660	1,083
		2,962
Instruments — Controls — 0.4%
Waters Corp.*	6,910	546
Insurance — 0.7%
AON Corp.#	18,350	875
Machinery & Heavy Equipment — 3.0%
AGCO Corp.*	22,200	1,509
Flowserve Corp.	15,370	1,479
The Manitowoc Co., Inc.	18,200	889
		3,877
Manufacturing — 2.2%
First Solar, Inc.*	6,970	1,862
Roper Industries, Inc.	17,160	1,073
		2,935

60

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

MID CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Medical Services & Equipment — 2.8%
DENTSPLY International, Inc.	19,190	$864
Henry Schein, Inc.*	13,980	858
Intuitive Surgical, Inc.*	4,260	1,382
Inverness Medical Innovations, Inc.*	10,340	581
		3,685
Medical Supplies & Equipment — 0.6%
Hologic, Inc.*#	10,720	736
Metal Components & Products — 1.2%
Precision Castparts Corp.	10,840	1,504
Metals & Mining — 0.7%
Steel Dynamics, Inc.	15,870	945
Oil & Gas — 8.9%
Diamond Offshore Drilling, Inc.#	11,390	1,617
Exterran Holdings, Inc.*	10,330	845
National-Oilwell Varco, Inc.*	20,960	1,540
Quicksilver Resources, Inc.*#	23,020	1,372
Range Resources Corp.	38,555	1,980
Southwestern Energy Co.*#	21,150	1,178
The Williams Cos., Inc.	40,710	1,457
Weatherford International Ltd.*	24,700	1,694
		11,683
Pharmaceuticals — 6.1%
Alexion Pharmaceuticals, Inc.*	14,550	1,092
Allergan, Inc.	25,100	1,612
BioMarin Pharmaceuticals, Inc.*	24,590	871
Charles River Laboratories International, Inc.*	13,460	886
Express Scripts, Inc.*	22,940	1,675
Shire Plc ADR	15,380	1,060
United Therapeutics Corp.*#	8,110	792
		7,988
Restaurants — 1.2%
Yum! Brands, Inc.	42,200	1,615
Retail — 1.0%
Under Armour, Inc., Class A*#	18,020	787
Urban Outfitters, Inc.*	20,790	567
		1,354
Services — Commercial — 2.9%
FTI Consulting, Inc.*	13,830	852
McDermott International, Inc.*	18,140	1,071
The Shaw Group, Inc.*	15,040	909
VistaPrint Ltd.*#	23,160	992
		3,824
Telecommunications — 1.7%
Crown Castle International Corp.*	26,360	1,097
Millicom International Cellular SA*	4,710	556
SBA Communications Corp., Class A*	15,260	516
		2,169

	Number of Shares	Value (000)†
Textiles & Apparel — 0.9%
Guess?, Inc.	31,970	$1,211
Transportation & Related Services — 2.2%
C.H. Robinson Worldwide, Inc.	20,950	1,134
Expeditors International Washington, Inc.	22,420	1,002
Tidewater, Inc.	14,170	777
		2,913
Waste Management — 1.1%
Stericycle, Inc.*	16,060	954
Waste Connections, Inc.*	16,420	507
		1,461
TOTAL COMMON STOCKS (Cost $86,607)		109,057
SHORT-TERM INVESTMENTS — 3.6%
BlackRock Provident Institutional Funds - TempCash	4,717,352	4,717
(Cost $4,717)
	Par (000)
SECURITIES LENDING COLLATERAL — 13.0%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$257	257
Barclays Time Deposit 4.000%, 01/02/08	770	770
Citigroup Variable Rate Master Note 4.600%, 01/02/08	880	880
Dexia Time Deposit 4.700%, 01/02/08	770	770
Institutional Money Market Trust 4.920%, 01/02/08	12,818	12,818
IXIS Time Deposit 4.250%, 01/02/08	770	770
National Bank of Canada Time Deposit 4.600%, 01/02/08	770	770
TOTAL SECURITIES LENDING COLLATERAL (Cost $17,035)		17,035
TOTAL INVESTMENTS — 100.0% (Cost $108,359)		$130,809

† See Note 1 to Financial Statements.

* Non-income producing security.

# Security position is either entirely or partially on loan.

ADR — American Depository Receipt

The accompanying notes are an integral part of these financial statements.
61

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

MID CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 81.8%
Aerospace & Defense — 2.7%
Empresa Brasileira de Aeronautic S.A. ADR	35,900	$1,637
Spirit Aerosystems Holdings, Inc., Class A*	66,300	2,287
		3,924
Automobiles & Related — 2.1%
Harley-Davidson, Inc.	31,500	1,471
WABCO Holdings, Inc.	31,000	1,553
		3,024
Broadcast/Media — 1.2%
The McGraw-Hill Cos., Inc.	39,100	1,713
Building & Real Estate — 1.7%
NVR, Inc.*#	4,800	2,515
Computer — Internet Services & Software — 0.9%
Check Point Software Technologies Ltd.*	63,100	1,386
Computer Services & Software — 3.6%
Activision, Inc.*	31,600	939
Affiliated Computer Services, Inc., Class A*	47,900	2,160
Take-Two Interactive Software, Inc.*#	121,000	2,232
		5,331
Consumer Products — 1.0%
Whirlpool Corp.	18,900	1,543
Diversified Operations — 1.5%
Eaton Corp.	22,800	2,210
Electronic Components & Semiconductors — 2.7%
Avnet, Inc.*	53,800	1,881
International Rectifier Corp.*#	60,200	2,045
		3,926
Energy Resources & Services — 9.1%
Constellation Energy Group, Inc.	26,700	2,738
DPL, Inc.#	76,900	2,280
FirstEnergy Corp.	40,000	2,894
Mirant Corp.*	31,800	1,240
NRG Energy, Inc.*	42,200	1,829
PPL Corp.	44,700	2,328
		13,309
Finance — 4.6%
Bear Stearns Cos., Inc.#	23,800	2,100
Jefferies Group, Inc.	83,200	1,918
Legg Mason, Inc.	9,000	658
Morgan Stanley	38,800	2,061
		6,737
Food & Beverages — 4.3%
ConAgra Foods, Inc.	94,000	2,236
Constellation Brands, Inc., Class A*	98,100	2,319
Smithfield Foods, Inc.*	62,900	1,819
		6,374

	Number of Shares	Value (000)†
Healthcare — 2.3%
Coventry Health Care, Inc.*	22,450	$1,330
NBTY, Inc.*	75,200	2,061
		3,391
Insurance — 6.8%
Aetna, Inc.	40,500	2,338
Assurant, Inc.	40,600	2,716
CIGNA Corp.	40,600	2,181
Endurance Specialty Holdings Ltd.	27,400	1,143
StanCorp Financial Group, Inc.	31,700	1,597
		9,975
Machinery & Heavy Equipment — 3.1%
Joy Global, Inc.	21,700	1,428
Terex Corp.*	47,000	3,082
		4,510
Manufacturing — 3.2%
Chicago Bridge & Iron Co. NV	57,900	3,500
Sterlite Industries (India) Ltd. ADR*	47,900	1,249
		4,749
Medical Products — 1.0%
Covidien Ltd.	34,000	1,506
Metal Components & Products — 1.7%
United States Steel Corp.	20,300	2,454
Metals & Mining — 4.0%
Cleveland-Cliffs, Inc.	15,200	1,532
Freeport-McMoRan Copper & Gold, Inc.	25,100	2,571
Teck Cominco Ltd., Class B	51,200	1,828
		5,931
Oil & Gas — 10.4%
Canadian Natural Resources Ltd.	39,700	2,904
Denbury Resources, Inc.*	66,400	1,975
National-Oilwell Varco, Inc.*	32,800	2,410
Noble Corp.	53,100	3,001
Oceaneering International, Inc.*	21,700	1,462
Southwestern Energy Co.*#	25,200	1,404
Talisman Energy, Inc.	52,595	974
XTO Energy, Inc.	23,303	1,197
		15,327
Pharmaceuticals — 2.8%
Endo Pharmaceuticals Holdings, Inc.*	68,000	1,814
Shire Plc ADR	32,400	2,234
		4,048
Retail — 5.0%
Abercrombie & Fitch Co., Class A	11,600	928
Aeropostale, Inc.*	16,300	432
J.C. Penney Co., Inc.#	41,100	1,808
Liz Claiborne, Inc.	35,300	718
Macy's, Inc.	55,400	1,433
Saks, Inc.*	27,800	577
The TJX Cos., Inc.	51,100	1,468
		7,364

62

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

MID CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Services — Commercial — 2.1%
McDermott International, Inc.*	42,400	$2,503
The Shaw Group, Inc.*	9,300	562
		3,065
Telecommunications — 2.2%
Arris Group, Inc.*#	129,000	1,287
L-3 Communications Holdings, Inc.#	18,800	1,992
		3,279
Transportation & Related Services — 1.8%
Eagle Bulk Shipping, Inc.	51,400	1,365
Ship Finance International Ltd.#	46,297	1,283
		2,648
TOTAL COMMON STOCKS (Cost $103,875)		120,239
REAL ESTATE INVESTMENT TRUSTS — 3.1%
Diversified Operations — 1.1%
First Industrial Realty Trust, Inc.#	21,000	727
iStar Financial, Inc.#	36,000	938
		1,665
Healthcare — 0.6%
Ventas, Inc.	19,700	891
Real Estate — 0.8%
Annaly Capital Management, Inc.#	67,400	1,225
Strip Centers — 0.6%
Developers Diversified Realty Corp.#	22,100	846
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,218)		4,627
SHORT-TERM INVESTMENTS — 0.9%
BlackRock Provident Institutional Funds - FedFund	629,980	630
BlackRock Provident Institutional Funds - TempFund	629,982	630
TOTAL SHORT-TERM INVESTMENTS (Cost $1,260)		1,260

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 14.2%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$344	$344
Barclays Time Deposit 4.000%, 01/02/08	1,031	1,031
Dexia Time Deposit 4.700%, 01/02/08	1,031	1,031
Institutional Money Market Trust 4.920%, 01/02/08	16,360	16,360
IXIS Time Deposit 4.250%, 01/02/08	1,031	1,031
National Bank of Canada Time Deposit 4.600%, 01/02/08	1,032	1,032
TOTAL SECURITIES LENDING COLLATERAL (Cost $20,829)		20,829
TOTAL INVESTMENTS — 100.0% (Cost $131,182)		$146,955

† See Note 1 to Financial Statements.

* Non-income producing security.

# Security position is either entirely or partially on loan.

ADR — American Depository Receipt

The accompanying notes are an integral part of these financial statements.
63

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

STRATEGIC VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 80.9%
Advertising — 3.9%
Interpublic Group of Cos., Inc.*#	139,600	$1,132
R.H. Donnelley Corp.*	30,100	1,098
		2,230
Agricultural Products — 2.5%
Monsanto Co.#	3,300	369
The Mosaic Co.*	11,400	1,075
		1,444
Automobiles & Related — 2.7%
ArvinMeritor, Inc.#	14,700	172
Genuine Parts Co.	18,200	843
The Goodyear Tire & Rubber Co.*	17,700	499
		1,514
Building Products & Supplies — 0.5%
Owens Corning, Inc.*#	6,100	123
Valspar Corp.	5,800	131
		254
Chemicals — 1.5%
Eastman Chemical Co.	14,300	874
Computer — Internet Services & Software — 2.4%
McAfee, Inc.*	34,300	1,286
Openwave Systems, Inc.	35,200	92
		1,378
Computer Services & Software — 2.8%
Cadence Design Systems, Inc.*#	55,400	942
Sybase, Inc.*	25,800	673
		1,615
Consumer Products — 1.0%
Newell Rubbermaid, Inc.	21,000	543
Containers — 2.8%
Ball Corp.	18,200	819
Pactiv Corp.*	28,900	770
		1,589
Energy Resources & Services — 9.5%
Ameren Corp.	21,800	1,182
CMS Energy Corp.#	60,000	1,043
Hubbell, Inc., Class B	11,600	599
NiSource, Inc.	57,500	1,086
Northeast Utilities, Inc.	38,200	1,196
Puget Energy, Inc.	11,100	304
		5,410
Fiber Optics — 2.2%
JDS Uniphase Corp.*	96,275	1,280
Food & Beverages — 4.0%
Coca-Cola Enterprises, Inc.	41,800	1,088
Dean Foods Co.	19,900	515
Smithfield Foods, Inc.*	23,900	691
		2,294

	Number of Shares	Value (000)†
Healthcare — 0.7%
HEALTHSOUTH Corp.*#	19,400	$407
Insurance — 5.8%
ACE Ltd.	9,400	581
Aetna, Inc.	6,200	358
Conseco, Inc.*	56,500	710
PartnerRe Ltd.	10,500	867
SAFECO Corp.	5,300	295
XL Capital Ltd., Class A#	9,900	498
		3,309
Machinery & Heavy Equipment — 2.2%
Cummins, Inc.	4,000	509
Snap-On, Inc.	15,900	767
		1,276
Manufacturing — 1.1%
Chemtura Corp.	63,900	498
Pentair, Inc.	4,300	150
		648
Medical Services & Equipment — 0.7%
Covidien Ltd.	9,500	421
Metal Components & Products — 1.4%
Timken Co.	24,800	815
Oil & Gas — 6.4%
EOG Resources, Inc.	11,700	1,044
Halliburton Co.#	25,181	955
Range Resources Corp.	13,600	698
Southwest Gas Corp.	6,500	194
Transocean, Inc.#	5,327	763
		3,654
Paper & Related Products — 1.9%
AbitibiBowater, Inc.#	25,836	532
MeadWestvaco Corp.	16,700	523
		1,055
Pharmaceuticals — 3.5%
King Pharmaceuticals, Inc.*	84,200	862
Mylan, Inc.#	79,400	1,116
		1,978
Printing & Publishing — 2.8%
Donnelley (R.R.) & Sons Co.	31,752	1,198
Gannett Co., Inc.	1,400	55
Idearc Inc.	17,900	314
		1,567
Restaurants — 0.8%
Brinker International, Inc.#	24,150	472
Retail — 5.0%
Foot Locker, Inc.	30,000	410
Kroger Co.	22,900	612
Macy's, Inc.	16,900	437

64

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

STRATEGIC VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Retail — (continued)
OfficeMax, Inc.#	32,100	$663
Safeway, Inc.	21,000	718
		2,840
Services — Commercial — 1.5%
Arbitron, Inc.#	9,800	407
KBR, Inc.*	11,123	432
		839
Telecommunications — 9.6%
ADC Telecommunications, Inc.*#	40,700	633
CenturyTel, Inc.	15,000	622
Embarq Corp.	25,400	1,258
Qwest Communications International, Inc.*	227,900	1,598
Tellabs, Inc.*	94,000	615
Windstream Corp.	58,500	762
		5,488
Waste Management — 0.9%
Allied Waste Industries, Inc.*	45,200	498
Wholesale Distributor — 0.8%
Grainger (W.W.), Inc.	5,000	438
TOTAL COMMON STOCKS (Cost $45,290)		46,130
SHORT-TERM INVESTMENTS — 3.3%
BlackRock Provident Institutional Funds - TempCash	937,337	938
BlackRock Provident Institutional Funds - TempFund	937,337	937
TOTAL SHORT-TERM INVESTMENTS (Cost $1,875)		1,875

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 15.8%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$132	$132
Barclays Time Deposit 4.000%, 01/02/08	396	396
Citigroup Variable Rate Master Note 4.600%, 01/02/08	368	368
Dexia Time Deposit 4.700%, 01/02/08	396	396
Institutional Money Market Trust 4.920%, 01/02/08	6,922	6,922
IXIS Time Deposit 4.250%, 01/02/08	396	396
National Bank of Canada Time Deposit 4.600%, 01/02/08	396	396
TOTAL SECURITIES LENDING COLLATERAL (Cost $9,006)		9,006
TOTAL INVESTMENTS — 100.0% (Cost $56,171)		$57,011

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.
65

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

SMALL CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 92.5%
Aerospace & Defense — 2.6%
Astronics Corp.*	9,600	$408
Kaman Corp.	62,800	2,312
		2,720
Computer — Internet Services & Software — 3.2%
Chordiant Software, Inc.*	67,800	580
Perficient, Inc.*	19,200	302
S1 Corp.*	86,715	633
Vocus, Inc.*	54,600	1,885
		3,400
Computer — Network Products & Services — 6.3%
Netscout Systems, Inc.*	139,300	1,779
Sigma Designs, Inc.*#	60,000	3,312
Stratasys, Inc.*	59,800	1,545
		6,636
Computer Services & Software — 10.9%
Actuate Corp.*	56,800	441
BluePhoenix Solutions Ltd.*	60,000	1,087
Comtech Group, Inc.*	51,300	826
Concur Technologies, Inc.*	90,000	3,259
DivX, Inc.*	53,900	755
EPIQ Systems, Inc.*	49,536	862
Furmanite Corp.*	88,200	1,041
JDA Software Group, Inc.*	58,100	1,189
Omnicell, Inc.*	75,000	2,020
		11,480
Electronic Components & Semiconductors — 8.2%
Cubic Corp.	53,400	2,093
Methode Electronics, Inc.	56,300	926
Microtune, Inc.*	204,100	1,333
O2Micro International Ltd. ADR*	140,000	1,616
Pericom Semiconductor Corp.*	68,100	1,273
Standard Microsystems Corp.*	36,300	1,418
		8,659
Energy Resources & Services — 1.3%
C&D Technologies, Inc.*	79,300	524
Powell Industries, Inc.*	20,200	890
		1,414
Entertainment & Leisure — 2.1%
Steiner Leisure Ltd.*	50,000	2,208
Instruments — Controls — 0.9%
OYO Geospace Corp.*	12,700	957
Insurance — 3.4%
American Physicians Capital, Inc.	61,950	2,568
National Interstate Corp.	29,127	964
		3,532
Machinery & Heavy Equipment — 4.1%
Applied Industrial Technologies, Inc.	16,650	483
Kadant, Inc.*	52,600	1,561
The Middleby Corp.*	30,000	2,299
		4,343

	Number of Shares	Value (000)†
Medical Services — 4.3%
ICON Plc ADR*	37,400	$2,314
Sun Healthcare Group, Inc.*	125,600	2,157
		4,471
Medical Supplies & Equipment — 3.3%
Abaxis, Inc.*	69,400	2,489
Cynosure, Inc., Class A*	36,200	958
		3,447
Metal Components & Products — 5.2%
Dynamic Materials Corp.	33,000	1,944
L.B. Foster Co., Class A*	24,100	1,247
LKQ Corp.*	110,000	2,312
		5,503
Oil & Gas — 11.2%
Arena Resources, Inc.*	39,000	1,627
Dawson Geophysical Co.*	29,100	2,079
Flotek Industries, Inc.*#	52,600	1,896
Gulfport Energy Corp.*	33,000	603
Matrix Service Co.*	60,700	1,324
PetroQuest Energy, Inc.*	88,900	1,271
T-3 Energy Services, Inc.*	46,200	2,172
Warren Resources, Inc.*	54,600	771
		11,743
Paper & Related Products — 0.7%
Buckeye Technologies, Inc.*	62,117	776
Pharmaceuticals — 1.8%
PARAXEL International Corp.*	38,600	1,864
Retail — 2.4%
Movado Group, Inc.	60,200	1,522
Susser Holdings Corp.*	50,400	1,033
		2,555
Services — Commercial — 9.5%
ExlService Holdings, Inc.*	41,000	946
Huron Consulting Group, Inc.*	33,500	2,701
ICF International, Inc.*	72,700	1,836
Michael Baker Corp.*	22,000	904
Stanley, Inc.*	40,900	1,310
Team, Inc.*	62,100	2,272
		9,969
Telecommunications — 6.9%
Alaska Communications Systems Group, Inc.	99,500	1,492
Cbeyond, Inc.*	46,400	1,809
EMS Technologies, Inc.*	34,500	1,043
GeoEye, Inc.*	14,400	485
Harmonic, Inc.*	99,000	1,038
Novatel Wireless, Inc.*	83,500	1,353
		7,220
Transportation & Related Services — 2.6%
Navios Maritime Holdings, Inc.	140,000	1,715
TBS International Ltd.*	30,000	992
		2,707

66

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

SMALL CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Waste Management — 1.1%
Calgon Carbon Corp.*#	41,400	$658
Darling International, Inc.*	43,100	498
		1,156
Wholesale Distributor — 0.5%
Chindex International, Inc.*	14,500	501
TOTAL COMMON STOCKS (Cost $77,315)		97,261
SHORT-TERM INVESTMENTS — 1.7%
BlackRock Provident Institutional Funds - TempCash	904,226	904
BlackRock Provident Institutional Funds - TempFund	904,226	904
TOTAL SHORT-TERM INVESTMENTS (Cost $1,808)		1,808
	Par (000)
SECURITIES LENDING COLLATERAL — 5.8%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$109	109
Barclays Time Deposit 4.000%, 01/02/08	327	327
Dexia Time Deposit 4.700%, 01/02/08	327	327
Institutional Money Market Trust 4.920%, 01/02/08	4,722	4,722
IXIS Time Deposit 4.250%, 01/02/08	327	327
National Bank of Canada Time Deposit 4.600%, 01/02/08	327	327
TOTAL SECURITIES LENDING COLLATERAL (Cost $6,139)		6,139
TOTAL INVESTMENTS — 100.0% (Cost $85,262)		$105,208

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

The accompanying notes are an integral part of these financial statements.
67

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

SMALL CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 81.7%
Aerospace & Defense — 0.5%
AAR Corp.*	25,977	$988
Automobiles & Related — 2.7%
Asbury Automotive Group, Inc.	43,505	655
Commercial Vehicle Group, Inc.*	66,371	962
Lithia Motors, Inc., Class A	8,477	116
RSC Holdings, Inc.*#	52,641	661
Tenneco, Inc.*	50,082	1,306
Wabash National Corp.	174,906	1,345
		5,045
Banking — 11.9%
Alabama National Bancorporation	12,064	939
Bancorp, Inc.*	60,549	815
Bank of Hawaii Corp.	12,904	660
Bank of the Ozarks, Inc.	32,739	858
Berkshire Hills Bancorp, Inc.	18,244	474
Bridge Capital Holdings*	11,510	246
Brookline Bancorp, Inc.	73,139	743
Cardinal Financial Corp.	48,715	454
Cascade Bancorp#	4,810	67
Central Pacific Financial Corp.	20,458	378
Cobiz Financial, Inc.	59,711	888
Columbia Banking System, Inc.	28,530	848
East West Bancorp, Inc.#	5,123	124
F.N.B. Corp.#	58,023	853
First Community Bancorp	13,661	563
First Financial Bankshares, Inc.#	34,115	1,284
Glacier Bancorp, Inc.	90,797	1,702
Hancock Holding Co.#	22,198	848
IBERIABANK Corp.	25,723	1,203
Millennium Bankshares Corp.	40,851	216
NewAlliance Bancshares, Inc.	34,462	397
Nexity Financial Corp.*	18,877	125
Pinnacle Financial Partners, Inc.*	6,582	167
Preferred Bank	13,324	347
Prosperity Bancshares, Inc.	54,393	1,599
Signature Bank*	59,466	2,007
Southcoast Financial Corp.*	21,255	303
Sterling Bancorp	21,268	290
Sterling Bancshares, Inc.	32,919	367
Summit State Bank	14,292	115
Texas Capital Bancshares, Inc.*	24,079	439
Trico Bancshares	7,950	153
UMB Financial Corp.	4,780	183
United Community Banks, Inc.	31,546	498
West Coast Bancorp	23,264	430
Westamerica Bancorporation#	8,188	365
		21,948
Building & Real Estate — 0.7%
Modtech Holdings, Inc. *	66,987	60
The Ryland Group, Inc.#	43,031	1,185
		1,245
Building Maintance & Services — 0.5%
Goodman Global, Inc.*	34,616	849

	Number of Shares	Value (000)†
Building Products & Supplies — 0.8%
Universal Forest Products, Inc.	49,871	$1,469
Cable Operators — 0.4%
Anixter International, Inc.*	13,295	828
Chemicals — 3.9%
H.B. Fuller Co.	68,280	1,533
KMG Chemicals, Inc.	47,042	680
Minerals Technologies, Inc.	29,243	1,958
PolyOne Corp.*	140,505	924
UAP Holding Corp.	56,271	2,172
		7,267
Computer — Internet Services & Software — 1.0%
Ariba, Inc.*	117,066	1,305
RealNetworks, Inc.*	75,840	462
		1,767
Computer — Network Products & Services — 1.5%
Black Box Corp.	24,908	901
Insight Enterprises, Inc.*	23,898	436
Intervoice, Inc.*	45,144	361
Palm, Inc.#	67,001	425
Polycom, Inc.*	20,382	566
		2,689
Computer Services & Software — 3.8%
ACI Worldwide, Inc.*#	49,205	937
Avid Technology, Inc.*#	31,136	882
Electronics for Imaging, Inc.*#	79,874	1,796
MSC.Software Corp.*	34,140	443
Parametric Technology Corp.*	91,645	1,636
Progress Software Corp.*	19,017	640
Sybase, Inc.*	27,507	718
		7,052
Consulting Services — 0.8%
LECG Corp.*	42,325	637
Watson Wyatt Worldwide, Inc., Class A	17,191	798
		1,435
Consumer Products — 0.6%
Fossil, Inc.*	25,682	1,078
Jarden Corp.*	4,628	109
		1,187
Cosmetics & Toiletries — 0.6%
Elizabeth Arden, Inc.*	51,024	1,038
Distribution Services — 1.1%
NuCo2, Inc.*	20,991	523
Watsco, Inc.	40,518	1,489
		2,012
Diversified Operations — 0.8%
Actuant Corp., Class A	41,700	1,418
Education — 0.2%
Bright Horizons Family Solutions, Inc.*	10,473	362

68

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

SMALL CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Electronic Components & Semiconductors — 4.8%
AMIS Holdings, Inc.*	55,466	$556
ATMI, Inc.*	16,020	517
Belden, Inc.	10,077	448
Benchmark Electronics, Inc.*	26,236	465
Cirrus Logic, Inc.*	211,362	1,116
Comfort Systems USA, Inc.	122,043	1,560
Emulex Corp.*	65,691	1,072
FormFactor, Inc.*	25,894	857
Franklin Electric Co., Inc.#	17,103	655
Integrated Device Technology, Inc.*	80,735	913
Tessera Technologies, Inc.*	16,085	669
		8,828
Energy Resources & Services — 4.7%
Allete, Inc.	1,297	51
Cleco Corp.	51,428	1,430
El Paso Electric Co.*	120,797	3,089
Empire District Electric Co.	39,758	906
Graftech International Ltd.*#	50,485	896
MGE Energy, Inc.	5,233	186
Sierra Pacific Resources	21,439	364
Unisource Energy Corp.	12,320	389
Westar Energy, Inc.	50,573	1,312
		8,623
Finance — 2.5%
Compass Diversified Holdings	41,552	619
Financial Federal Corp.	47,451	1,058
First Niagara Financial Group, Inc.	29,506	355
Flushing Financial Corp.	10,803	173
Gladstone Capital Corp.#	25,855	440
Highland Distressed Opportunities, Inc.	54,013	463
Knight Capital Group, Inc., Class A*	36,425	524
PennantPark Investment Corp.	54,363	545
Washington Federal, Inc.	15,247	322
WSFS Financial Corp.	1,532	77
		4,576
Food & Beverages — 0.2%
Nash Finch Co.	9,277	327
Healthcare — 0.5%
Cardiac Science Corp.*	113,279	916
Hotels & Gaming — 0.6%
Boyd Gaming Corp.	23,880	814
Isle of Capri Casinos, Inc.*	18,678	257
		1,071
Human Resources — 0.6%
On Assignment, Inc.*	51,903	364
Resources Connection, Inc.	43,118	783
		1,147
Index Fund — 4.4%
iShares Russell 2000 Value Index Fund#	116,188	8,189
Industrial — 0.6%
Tennant Co.	23,325	1,033

	Number of Shares	Value (000)†
Insurance — 5.0%
American Equity Investment Life Holding Co.	129,936	$1,077
Aspen Insurance Holdings Ltd.	34,984	1,009
Donegal Group, Inc., Class A	31,430	540
Max Capital Group Ltd.	36,113	1,011
Meadowbrook Insurance Group, Inc.*	78,051	734
National Atlantic Holdings Corp., Class A*	32,302	143
ProAssurance Corp.*#	35,291	1,938
ProCentury Corp.	66,916	1,027
RLI Corp.	15,973	907
Security Capital Assurance Ltd.#	33,191	129
The Navigators Group, Inc.*	11,288	734
		9,249
Machinery & Heavy Equipment — 1.2%
Applied Industrial Technologies, Inc.	45,097	1,309
Astec Industries, Inc.*	6,730	250
MTS Systems Corp.	15,084	644
		2,203
Medical Products — 2.1%
American Medical Systems Holdings, Inc.*#	117,048	1,692
Owens & Minor, Inc.	22,797	967
PSS World Medical, Inc.*	62,131	1,216
		3,875
Medical Services & Equipment — 1.0%
Edwards Lifesciences Corp.*	24,315	1,118
Symmetry Medical, Inc.*	43,411	757
		1,875
Metal Components & Products — 2.4%
Commercial Metals Co.	28,187	830
Kaiser Aluminum Corp.	11,035	877
Mueller Industries, Inc.	39,998	1,160
Olympic Steel, Inc.	31,204	989
RBC Bearings, Inc.*	15,035	653
		4,509
Office Equipment & Supplies — 0.6%
IKON Office Solutions, Inc.	92,129	1,199
Oil & Gas — 6.2%
Atmos Energy Corp.	1,940	54
Concho Resources, Inc.*	106,320	2,191
Oil States International, Inc.*	46,781	1,596
Parallel Petroleum Corp.*	58,290	1,028
Rex Energy Corp.*	89,777	1,071
South Jersey Industries, Inc.	38,339	1,384
Southwest Gas Corp.	28,583	851
W-H Energy Services, Inc.*	36,414	2,047
Williams Partners LP#	29,566	1,159
		11,381
Paper & Related Products — 0.2%
Caraustar Industries, Inc.*	151,992	470
Pharmaceuticals — 0.4%
Medarex, Inc.*	79,323	827

69

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

SMALL CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Restaurants — 1.2%
California Pizza Kitchen, Inc.*	33,115	$516
CEC Entertainment, Inc.*#	42,181	1,095
Einstein Noah Restaurant Group, Inc.*	32,605	592
		2,203
Retail — 4.4%
Aaron Rents, Inc.	50,623	974
Aeropostale, Inc.*	15,234	404
Big Lots, Inc.*	43,950	703
Cache, Inc.*	67,151	627
Casey's General Stores, Inc.	87,674	2,596
Charming Shoppes, Inc.*	97,432	527
Gymboree Corp.*	18,484	563
Hot Topic, Inc.*	33,402	194
Pacific Sunwear of California, Inc.*	58,938	832
School Specialty, Inc.*	18,905	653
		8,073
Telecommunications — 2.3%
CommScope, Inc.*	1,354	67
Plantronics, Inc.	45,967	1,195
Premiere Global Services, Inc.*	28,191	419
RCN Corp.*	64,823	1,011
Tekelec*	128,148	1,602
		4,294
Textiles & Apparel — 0.9%
G & K Services, Inc., Class A	29,041	1,090
K-Swiss, Inc., Class A	31,660	573
		1,663
Transportation & Related Services — 2.0%
Airtran Holdings, Inc.*	232,152	1,662
Forward Air Corp.	29,021	905
Heartland Express, Inc.#	66,836	948
Landstar System, Inc.	6,044	255
		3,770
Waste Management — 1.1%
EnergySolutions, Inc.*	14,139	382
Waste Connections, Inc.*	53,582	1,656
		2,038
TOTAL COMMON STOCKS (Cost $159,628)		150,938
REAL ESTATE INVESTMENT TRUSTS — 6.5%
Apartments — 0.8%
American Campus Communities, Inc.	52,677	1,414
Building & Real Estate — 1.5%
Digital Realty Trust, Inc.#	35,721	1,371
National Retail Properties, Inc.	61,054	1,427
		2,798
Diversified Operations — 0.6%
Entertainment Properties Trust#	14,780	695
Lexington Realty Trust#	29,950	435
		1,130

	Number of Shares	Value (000)†
Healthcare — 1.0%
Cogdell Spencer, Inc.#	33,442	$533
Omega Healthcare Investors, Inc.	83,289	1,337
		1,870
Local Retail — 0.5%
Acadia Realty Trust#	36,947	946
Office Property — 1.7%
BioMed Realty Trust, Inc.	53,625	1,243
Parkway Properties, Inc.	49,822	1,842
		3,085
Storage — 0.4%
U-Store-It Trust	85,249	781
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $12,151)		12,024
SHORT-TERM INVESTMENTS — 2.5%
BlackRock Provident Institutional Funds - TempCash	2,308,116	2,308
RBB Sansom Street Fund Money Market Portfolio	2,308,134	2,308
TOTAL SHORT-TERM INVESTMENTS (Cost $4,616)		4,616
	Par (000)
SECURITIES LENDING COLLATERAL — 9.3%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$287	287
Barclays Time Deposit 4.000%, 01/02/08	862	862
Dexia Time Deposit 4.700%, 01/02/08	862	862
Institutional Money Market Trust 4.920%, 01/02/08	13,401	13,401
IXIS Time Deposit 4.250%, 01/02/08	861	861
National Bank of Canada Time Deposit 4.600%, 01/02/08	861	861
TOTAL SECURITIES LENDING COLLATERAL (Cost $17,134)		17,134
TOTAL INVESTMENTS — 100.0% (Cost $193,529)		$184,712

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.
70

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INTERNATIONAL EQUITY FUND

	Number of Shares	Value (000)†
COMMON STOCK — 92.0%
Australia — 3.6%
Aristocrat Leisure Ltd.	387,391	$3,827
BHP Billiton Ltd.	162,600	5,731
WorleyParsons Ltd.	106,105	4,845
		14,403
Belgium — 2.7%
InBev NV	130,500	10,876
Brazil — 3.5%
Cia Vale do Rio Doce ADR	98,100	3,205
Petroleo Brasileiro SA ADR#	94,042	10,837
		14,042
Canada — 2.5%
Canadian Natural Resources Ltd.	136,800	10,060
China — 0.8%
Soho China Ltd.*	3,127,700	3,229
Denmark — 1.0%
Novo Nordisk A/S, B Shares	59,200	3,889
Finland — 1.2%
Nokia OYJ	124,500	4,827
France — 5.4%
Air Liquide	26,200	3,899
Bureau Veritas SA*	76,700	4,542
Schlumberger Ltd.	126,800	12,473
Schlumberger Ltd.	6,200	605
		21,519
Germany — 7.1%
Deutsche Boerse AG	88,700	17,605
Siemens AG	52,400	8,340
Wacker Chemie AG	8,300	2,399
		28,344
Hong Kong — 2.5%
China Mobile Ltd.	150,200	2,656
China Mobile Ltd. ADR	26,400	2,293
CNOOC Ltd.	3,062,200	5,215
		10,164
India — 10.8%
Bharti Airtel Ltd.*	497,354	12,573
DLF Ltd.	104,000	2,834
HDFC Bank Ltd.	91,785	4,027
HDFC Bank Ltd. ADR	96,753	12,621
Housing Development Finance Corp.	106,700	7,790
India Infoline Ltd.	16,221	793
United Spirits Ltd.	46,800	2,373
		43,011
Italy — 0.9%
Maire Tecnimont SpA*	711,000	3,711
Japan — 5.6%
Japan Tobacco, Inc.	1,291	7,720
Millea Holdings, Inc.	282,700	9,540

	Number of Shares	Value (000)†
Japan — (continued)
Secom Co. Ltd.	92,900	$5,081
		22,341
Mexico — 2.1%
America Movil SAB de CV, Series L	360,694	1,107
America Movil SAB de CV, Series L ADR	63,485	3,897
Urbi Desarrollos Urbanos SA de CV*	782,100	2,702
Wal-Mart de Mexico SAB de CV	150,600	531
		8,237
Netherlands — 3.3%
Core Laboratories NV*	67,200	8,381
Unilever NV	136,300	5,012
		13,393
Norway — 2.9%
Orkla ASA	591,800	11,471
Singapore — 2.5%
Jardine Matheson Holdings Ltd.	190,500	5,277
Keppel Corp. Ltd.	517,600	4,675
		9,952
Spain — 2.2%
Enagas	304,400	8,897
Switzerland — 15.3%
ABB Ltd.	252,200	7,267
Compagnie Financiere Richemont SA	81,800	5,614
EFG International	25,640	1,030
Kuehne & Nagel International AG	75,175	7,204
Lindt & Spruengli AG	813	2,815
Meyer Burger Technology AG*	5,600	2,068
Nestle SA	26,865	12,339
Novartis AG	115,100	6,313
Roche Holding AG	56,789	9,811
Sika AG	1,900	3,585
Sulzer AG	2,040	3,000
		61,046
United Kingdom — 16.1%
British American Tobacco Plc	529,508	20,712
Diageo Plc	236,191	5,078
Imperial Tobacco Group Plc	191,550	10,341
Reckitt Benckiser Group Plc	132,907	7,709
SABMiller Plc	275,900	7,777
Tesco Plc	1,347,078	12,797
		64,414
TOTAL COMMON STOCK (Cost $290,648)		367,826
SHORT-TERM INVESTMENTS — 5.2%
BlackRock Provident Institutional Funds - TempCash	10,298,846	10,299
BlackRock Provident Institutional Funds - TempFund	10,298,846	10,299
TOTAL SHORT-TERM INVESTMENTS (Cost $20,598)		20,598

71

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INTERNATIONAL EQUITY FUND

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 2.8%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$201	$201
Barclays Time Deposit 4.000%, 01/02/08	601	601
Dexia Time Deposit 4.700%, 01/02/08	601	601
Institutional Money Market Trust 4.920%, 01/02/08	8,680	8,680
IXIS Time Deposit 4.250%, 01/02/08	601	601
National Bank of Canada Time Deposit 4.600%, 01/02/08	601	601
TOTAL SECURITIES LENDING COLLATERAL (Cost $11,285)		11,285
TOTAL INVESTMENTS — 100.0% (Cost $322,531)		$399,709

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value (000)†
Agricultural Products	10.5%	$38,773
Banking	4.8%	17,678
Building & Building Supplies	1.0%	3,585
Building & Real Estate	2.4%	8,765
Chemicals	1.7%	6,298
Consumer Products	2.1%	7,709
Diversified Operations	5.0%	18,292
Entertainment & Leisure	1.0%	3,827
Finance	7.1%	26,188
Food & Beverages	15.7%	57,741
Insurance	2.6%	9,540
Manufacturing	1.4%	5,068
Metals & Mining	2.4%	8,936
Oil & Gas	16.4%	60,179
Pharmaceuticals	5.4%	20,013
Retail	5.2%	18,942
Services — Commercial	5.9%	21,735
Telecommunications	7.4%	27,353
Transportation & Related Services	2.0%	7,204
	100.0%	$367,826

The accompanying notes are an integral part of these financial statements.
72

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

REIT FUND

	Number of Shares	Value (000)†
REAL ESTATE INVESTMENT TRUSTS — 90.6%
Apartments — 11.0%
AvalonBay Communities, Inc.	25,100	$2,363
BRE Properties, Inc.	8,300	336
Camden Property Trust	25,600	1,233
Equity Residential Properties Trust	35,200	1,284
Essex Property Trust, Inc.	7,700	751
		5,967
Diversified Operations — 5.9%
Vornado Realty Trust	36,200	3,184
Healthcare — 8.4%
Health Care REIT, Inc.	25,300	1,131
Nationwide Health Properties, Inc.	51,600	1,619
Ventas, Inc.	40,400	1,828
		4,578
Hotels & Resorts — 6.0%
DiamondRock Hospitality Co.	45,600	683
Host Hotels & Resorts, Inc.	127,969	2,181
Lasalle Hotel Properties	11,415	364
		3,228
Industrial — 9.5%
AMB Property Corp.	35,300	2,032
EastGroup Properties, Inc.	12,100	506
Prologis	40,800	2,586
		5,124
Mixed Industrial/Office — 4.8%
Digital Realty Trust, Inc.	27,500	1,055
Kilroy Realty Corp.	23,000	1,264
PS Business Parks, Inc.	5,100	268
		2,587
Office Property — 12.3%
BioMed Realty Trust, Inc.	44,300	1,026
Boston Properties, Inc.	25,800	2,369
Corporate Office Properties Trust	5,175	163
Highwoods Properties, Inc.	33,300	978
SL Green Realty Corp.#	22,500	2,103
		6,639
Regional Malls — 16.9%
General Growth Properties, Inc.	55,200	2,273
Simon Property Group, Inc.	52,900	4,595
Taubman Centers, Inc.	25,400	1,249
The Macerich Co.	14,600	1,038
		9,155
Storage — 4.7%
Public Storage	34,715	2,548
Strip Centers — 11.1%
Acadia Realty Trust#	24,500	628
Federal Realty Investment Trust#	18,800	1,544
Kimco Realty Corp.	41,000	1,492

	Number of Shares	Value (000)†
Strip Centers — (continued)
Kite Realty Group Trust	33,000	$504
Regency Centers Corp.	28,400	1,832
		6,000
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $54,317)		49,010
COMMON STOCKS — 0.9%
Building & Real Estate — 0.9%
Brookfield Properties Corp.	25,300	487
(Cost $521)
SHORT-TERM INVESTMENTS — 2.1%
BlackRock Provident Institutional Funds - TempCash	570,557	570
BlackRock Provident Institutional Funds - TempFund	570,559	571
TOTAL SHORT-TERM INVESTMENTS (Cost $1,141)		1,141
	Par (000)
SECURITIES LENDING COLLATERAL — 6.4%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$62	62
Barclays Time Deposit 4.000%, 01/02/08	185	185
Dexia Time Deposit 4.700%, 01/02/08	185	185
Institutional Money Market Trust 4.920%, 01/02/08	2,676	2,676
IXIS Time Deposit 4.250%, 01/02/08	185	185
National Bank of Canada Time Deposit 4.600%, 01/02/08	186	186
TOTAL SECURITIES LENDING COLLATERAL (Cost $3,479)		3,479
TOTAL INVESTMENTS — 100.0% (Cost $59,458)		$54,117

†  See Note 1 to Financial Statements.

#  Security position is either entirely or partially on loan.

The accompanying notes are an integral part of the financial statements.
73

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

(Amounts in thousands, except share amounts)

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS
Investments at value (including $0, $16,317, $15,633 and $0 of securities on loan, respectively)	$95,420	$74,023	$199,475	$85,190
Interest, dividends and reclaims receivable	933	428	1,708	1,581
Receivable for capital stock sold	—	—	10	7
Other assets	1	—	2	1
Total Assets	96,354	74,451	201,195	86,779
LIABILITIES
Obligation to return securities lending collateral	—	16,609	15,883	—
Payable for investment securities purchased	—	—	—	51
Payable for capital stock redeemed	261	270	1,542	172
Payable to the investment adviser	16	15	51	37
Payable to The Penn Mutual Life Insurance Co	35	21	69	34
Other liabilities	25	13	39	34
Total Liabilities	337	16,928	17,584	328
NET ASSETS	$96,017	$57,523	$183,611	$86,451
Shares outstanding, $0.10 par value, 500 million shares authorized	96,014,628
Shares outstanding, $0.10 par value, 250 million shares authorized			17,487,659	11,407,345
Shares outstanding, $0.0001 par value, 250 million shares authorized		5,528,192
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$10.41	$10.50	$7.58
Investments at cost	$95,420	$73,848	$196,174	$87,774
COMPONENTS OF NET ASSETS:
Paid-in capital	$96,014	$58,183	$181,311	$96,831
Undistributed net investment income (loss)	14	454	1,483	978
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(11)	(1,289)	(2,484)	(8,774)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	175	3,301	(2,584)
NET ASSETS	$96,017	$57,523	$183,611	$86,451
	Flexibly Managed Fund	Growth Stock Fund	Large Cap Value Fund	Large Cap Growth Fund
ASSETS
Investments at value (including $163,334, $12,972, $15,462 and $6,477 of securities on loan, respectively)	$1,634,202	$166,387	$236,673	$36,121
Interest, dividends and reclaims receivable	3,870	202	222	29
Receivable for investment securities sold	4,859	270	32	—
Receivable for capital stock sold	354	225	639	153
Other assets	16	7	3	—
Total Assets	1,643,301	167,091	237,569	36,303
LIABILITIES
Obligation to return securities lending collateral	166,909	13,542	15,939	6,720
Payable for investment securities purchased	33,921	401	1,436	—
Payable for capital stock redeemed	194	26	—	—
Payable to the investment adviser	735	82	112	14
Payable to The Penn Mutual Life Insurance Co	551	58	85	12
Other liabilities	238	43	46	6
Total Liabilities	202,548	14,152	17,618	6,752
NET ASSETS	$1,440,753	$152,939	$219,951	$29,551
Shares outstanding, $0.10 par value, 250 million shares authorized	60,730,997	9,581,833	12,459,748
Shares outstanding, $0.0001 par value, 250 million shares authorized				2,691,391
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$23.72	$15.96	$17.65	$10.98
Investments at cost.	$1,529,781	$141,424	$216,501	$33,752
COMPONENTS OF NET ASSETS:
Paid-in capital	$1,316,191	$252,413	$198,283	$26,771
Undistributed net investment income (loss)	6,388	—	371	36
Accumulated net realized gain (loss) on investment transactions and foreign exchange	13,753	(124,442)	1,125	375
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	104,421	24,968	20,172	2,369
NET ASSETS	$1,440,753	$152,939	$219,951	$29,551

The accompanying notes are an integral part of these financial statements.

74

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

(Amounts in thousands, except share amounts)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Strategic Value Fund
ASSETS
Investments at value (including $12,136, $16,551, $20,278 and $8,559 of securities on loan, respectively)	$265,900	$130,809	$146,955	$57,011
Interest, dividends and reclaims receivable	385	65	151	56
Receivable for investment securities sold	215	18	256	—
Receivable for capital stock sold	1,003	—	14	469
Other assets	6	1	1	1
Total Assets	267,509	130,893	147,377	57,537
LIABILITIES
Obligation to return securities lending collateral	12,609	17,035	20,829	9,006
Payable for investment securities purchased	239	522	447	—
Payable for capital stock redeemed	—	565	248	4
Future variation margin payable	23	—	—	—
Payable to the investment adviser	15	66	59	29
Payable to The Penn Mutual Life Insurance Co	98	46	48	18
Other liabilities	63	22	28	15
Total Liabilities	13,047	18,256	21,659	9,072
NET ASSETS	$254,462	$112,637	$125,718	$48,465
Shares outstanding, $0.0001 par value, 250 million shares authorized	25,157,070	10,630,340	9,578,807	4,113,924
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.11	$10.60	$13.12	$11.78
Investments at cost	$233,730	$108,359	$131,182	$56,171
COMPONENTS OF NET ASSETS:
Paid-in capital	$242,390	$90,459	$110,768	$46,453
Undistributed net investment income (loss)	897	—	—	79
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(20,973)	(272)	(823)	1,093
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	32,148	22,450	15,773	840
NET ASSETS	$254,462	$112,637	$125,718	$48,465
	Small Cap Growth Fund	Small Cap Value Fund	International Equity Fund	REIT Fund
ASSETS
Investments at value (including $5,767, $16,426, $10,837 and $3,474 of securities on loan, respectively)	$105,208	$184,712	$399,709	$54,117
Interest, dividends and reclaims receivable	37	300	515	432
Receivable for investment securities sold	299	375	254	925
Receivable for capital stock sold	1,093	2,500	43	2,014
Net unrealized appreciation of forward foreign currency contracts	—	—	5,662	—
Other assets	1	2	4	1
Total Assets	106,638	187,889	406,187	57,489
LIABILITIES
Obligation to return securities lending collateral	6,139	17,134	11,285	3,479
Payable for investment securities purchased	770	510	2,715	258
Payable for capital stock redeemed	11	1	3,924	—
Payable to the investment adviser	63	126	272	32
Payable to The Penn Mutual Life Insurance Co	39	67	141	22
Net unrealized depreciation of forward foreign currency contracts	—	—	6,449	—
Other liabilities	23	47	73	14
Total Liabilities	7,045	17,885	24,859	3,805
NET ASSETS	$99,593	$170,004	$381,328	$53,684
Shares outstanding, $0.10 par value, 250 million shares authorized	4,602,640	12,083,171	15,827,883
Shares outstanding, $0.0001 par value, 250 million shares authorized				4,473,272
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.64	$14.07	$24.09	$12.00
Investments at cost	$85,262	$193,529	$322,531	$59,458
COMPONENTS OF NET ASSETS:
Paid-in capital	$136,532	$177,292	$292,926	$59,419
Undistributed net investment income (loss)	—	—	243	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(56,885)	1,529	11,739	(394)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	19,946	(8,817)	76,420	(5,341)
NET ASSETS	$99,593	$170,004	$381,328	$53,684

The accompanying notes are an integral part of these financial statements.

75

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(Amounts in thousands)

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME
Dividends	—	—	—	$157
Interest	$4,835	$2,562	$9,015	6,856
Income from securities lending	—	39	137	—
Total Investment Income	4,835	2,601	9,152	7,013
EXPENSES
Investment advisory fees	180	152	568	450
Administration fees	135	76	259	135
Accounting fees	63	35	106	63
Director fees and expenses	2	1	4	2
Custodian fees and expenses	22	13	22	23
Pricing fees	12	8	13	49
Other expenses	27	17	55	30
Total Expenses	441	302	1,027	752
Net Investment Income (Loss)	4,394	2,299	8,125	6,261
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	—	(13)	245	1,466
Net realized foreign exchange gain (loss)	—	17	—	4
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	277	2,417	(4,625)
Net Gain (Loss) on Investment Securities and Foreign Currency	—	281	2,662	(3,155)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,394	$2,580	$10,787	$3,106
	Flexibly Managed Fund	Growth Stock Fund	Large Cap Value Fund	Large Cap Growth Fund
INVESTMENT INCOME
Dividends	$20,700	$1,712	$4,628	$374
Interest	24,069	204	250	30
Income from securities lending	665	33	47	10
Foreign tax withheld	(138)	(44)	(44)	(4)
Total Investment Income	45,296	1,905	4,881	410
EXPENSES
Investment advisory fees	8,585	928	1,392	167
Administration fees	2,146	219	348	45
Accounting fees	426	93	136	27
Director fees and expenses	34	3	6	1
Custodian fees and expenses	178	56	58	7
Pricing fees	28	27	11	5
Other expenses	442	46	74	11
Total Expenses	11,839	1,372	2,025	263
Less: Fees paid indirectly	17	2	36	13
Net Expenses	11,822	1,370	1,989	250
Net Investment Income (Loss)	33,474	535	2,892	160
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	103,474	8,339	24,681	1,618
Net realized foreign exchange gain (loss)	(37)	(81)	—	—
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(77,201)	3,679	(18,804)	(372)
Net Gain (Loss) on Investment Securities and Foreign Currency	26,236	11,937	5,877	1,246
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$59,710	$12,472	$8,769	$1,406

The accompanying notes are an integral part of these financial statements.

76

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(Amounts in thousands)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Strategic Value Fund
INVESTMENT INCOME
Dividends	$4,906	$350	$1,800	$646
Interest	170	95	83	100
Income from securities lending	41	42	128	22
Foreign tax withheld	—	—	(19)	—
Total Investment Income	5,117	487	1,992	768
EXPENSES
Investment advisory fees	181	680	723	342
Administration fees	387	148	197	71
Accounting fees	149	68	86	33
Director fees and expenses	6	2	3	1
Custodian fees and expenses	45	34	33	29
Pricing fees	26	8	7	7
Other expenses	102	32	43	16
Total Expenses	896	972	1,092	499
Less: Fees paid indirectly	—	34	56	3
Net Expenses	896	938	1,036	496
Net Investment Income (Loss)	4,221	(451)	956	272
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	1,696	11,101	3,863	5,985
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	6,959	10,638	(247)	(6,209)
Net Gain (Loss) on Investment Securities and Foreign Currency	8,655	21,739	3,616	(224)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,876	$21,288	$4,572	$48
	Small Cap Growth Fund	Small Cap Value Fund	International Equity Fund	REIT Fund
INVESTMENT INCOME
Dividends	$394	$2,933	$7,587	$1,579
Interest	53	292	599	55
Income from securities lending	84	101	20	16
Foreign tax withheld	—	—	(486)	(4)
Total Investment Income	531	3,326	7,720	1,646
EXPENSES
Investment advisory fees	762	1,581	2,854	488
Administration fees	155	279	504	105
Accounting fees	72	113	221	49
Director fees and expenses	2	5	8	2
Custodian fees and expenses	18	76	225	20
Pricing fees	8	13	32	5
Other expenses	35	60	110	22
Total Expenses	1,052	2,127	3,954	691
Less: Fees paid indirectly	—	—	45	—
Net Expenses .	1,052	2,127	3,909	691
Net Investment Income (Loss)	(521)	1,199	3,811	955
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	3,941	22,865	69,483	6,864
Net realized foreign exchange gain (loss)	—	—	(3,933)	—
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	4,418	(33,712)	(7,862)	(21,032)
Net Gain (Loss) on Investment Securities and Foreign Currency	8,359	(10,847)	57,688	(14,168)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,838	$(9,648)	$61,499	$(13,213)

The accompanying notes are an integral part of these financial statements.

77

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,394	$3,475	$2,299	$1,781
Net realized gain (loss) on investment transactions	—	3	(13)	(232)
Net realized foreign exchange gain (loss)	—	—	17	19
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	277	226
Net Increase (Decrease) in Net Assets Resulting from Operations	4,394	3,478	2,580	1,794
Distributions From:
Net investment income	(4,394)	(3,475)	(2,176)	(1,697)
Total Distributions	(4,394)	(3,475)	(2,176)	(1,697)
Capital Share Transactions (1):
Shares issued	111,892	57,903	19,828	12,093
Shares issued in lieu of cash distributions	4,394	3,475	2,176	1,697
Shares redeemed	(96,619)	(57,916)	(7,752)	(31,999)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	19,667	3,462	14,252	(18,209)
Total Increase (Decrease)	19,667	3,465	14,656	(18,112)
Net Assets
Beginning of Period	76,350	72,885	42,867	60,979
End of Period	$96,017	$76,350	$57,523	$42,867
Undistributed net investment income (loss)	$14	$—	$454	$303
(1) Shares Issued and Redeemed:
Shares issued	111,892	57,903	1,885	1,154
Shares issued in lieu of cash distributions	4,394	3,475	208	165
Shares redeemed	(96,619)	(57,916)	(735)	(3,096)
	19,667	3,462	1,358	(1,777)
	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,125	$6,870	$6,261	$5,901
Net realized gain (loss) on investment transactions	245	(834)	1,466	9
Net realized foreign exchange gain (loss)	—	98	4	9
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,417	1,518	(4,625)	2,224
Net Increase (Decrease) in Net Assets Resulting from Operations	10,787	7,652	3,106	8,143
Distributions From:
Net investment income	(7,857)	(6,033)	(6,276)	(4,917)
Total Distributions	(7,857)	(6,033)	(6,276)	(4,917)
Capital Share Transactions (1):
Shares issued	32,234	27,048	17,283	12,250
Shares issued in lieu of cash distributions	7,857	6,033	6,276	4,917
Shares redeemed	(20,080)	(35,295)	(22,141)	(17,710)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	20,011	(2,214)	1,418	(543)
Total Increase (Decrease)	22,941	(595)	(1,752)	2,683
Net Assets
Beginning of Period	160,670	161,265	88,203	85,520
End of Period	$183,611	$160,670	$86,451	$88,203
Undistributed net investment income (loss)	$1,483	$1,258	$978	$988
(1) Shares Issued and Redeemed:
Shares issued	3,062	2,617	2,129	1,563
Shares issued in lieu of cash distributions	748	583	821	626
Shares redeemed	(1,907)	(3,449)	(2,743)	(2,260)
	1,903	(249)	207	(71)

The accompanying notes are an integral part of these financial statements.

78

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Flexibly Managed Fund		Growth Stock Fund
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$33,474	$25,775	$535	$463
Net realized gain (loss) on investment transactions	103,474	165,638	8,339	5,446
Net realized foreign exchange gain (loss)	(37)	(26)	(81)	(36)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(77,201)	(18,295)	3,679	9,171
Net Increase (Decrease) in Net Assets Resulting from Operations	59,710	173,092	12,472	15,044
Distributions From:
Net investment income	(32,193)	(20,747)	(602)	(300)
Net short-term gains	(24,440)	(1,908)	—	—
Net long-term gains	(83,435)	(177,675)	—	—
Total Distributions	(140,068)	(200,330)	(602)	(300)
Capital Share Transactions (1):
Shares issued	180,267	145,778	21,800	22,183
Shares issued in lieu of cash distributions	140,068	200,330	602	300
Shares redeemed	(130,201)	(68,090)	(13,704)	(12,051)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	190,134	278,018	8,698	10,432
Total Increase (Decrease)	109,776	250,780	20,568	25,176
Net Assets
Beginning of Period	1,330,977	1,080,197	132,371	107,195
End of Period	$1,440,753	$1,330,977	$152,939	$132,371
Undistributed net investment income (loss)	$6,388	$5,084	$—	$148
(1) Shares Issued and Redeemed:
Shares issued	6,909	5,422	1,404	1,655
Shares issued in lieu of cash distributions	5,853	7,898	38	20
Shares redeemed	(5,012)	(2,547)	(878)	(889)
	7,750	10,773	564	786
	Large Cap Value Fund		Large Cap Growth Fund
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,892	$3,071	$160	$101
Net realized gain (loss) on investment transactions	24,681	13,472	1,618	392
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(18,804)	21,099	(372)	506
Net Increase (Decrease) in Net Assets Resulting from Operations	8,769	37,642	1,406	999
Distributions From:
Net investment income	(3,212)	(2,403)	(164)	(70)
Net short-term gains	(1,951)	(882)	(173)	(25)
Net long-term gains	(24,091)	(10,005)	(1,163)	(274)
Total Distributions	(29,254)	(13,290)	(1,500)	(369)
Capital Share Transactions (1):
Shares issued	12,214	11,420	5,086	6,823
Shares issued in lieu of cash distributions	29,254	13,290	1,500	369
Shares redeemed	(35,301)	(30,112)	(6,923)	(5,087)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,167	(5,402)	(337)	2,105
Total Increase (Decrease)	(14,318)	18,950	(431)	2,735
Net Assets
Beginning of Period	234,269	215,319	29,982	27,247
End of Period	$219,951	$234,269	$29,551	$29,982
Undistributed net investment income (loss)	$371	$691	$36	$40
(1) Shares Issued and Redeemed:
Shares issued	610	597	444	629
Shares issued in lieu of cash distributions	1,647	679	137	33
Shares redeemed	(1,750)	(1,584)	(604)	(473)
	507	(308)	(23)	189

The accompanying notes are an integral part of these financial statements.

79

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Index 500 Fund		Mid Cap Growth Fund
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,221	$3,800	$(451)	$(81)
Net realized gain (loss) on investment transactions	1,696	(3,527)	11,101	7,823
Net realized foreign exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	6,959	33,685	10,638	(2,600)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,876	33,958	21,288	5,142
Distributions From:
Net investment income	(4,138)	(3,021)	—	—
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Total Distributions	(4,138)	(3,021)	—	—
Capital Share Transactions (1):
Shares issued	21,470	20,110	20,452	13,755
Shares issued in lieu of cash distributions	4,138	3,021	—	—
Shares redeemed	(30,058)	(38,016)	(14,517)	(14,657)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,450)	(14,885)	5,935	(902)
Total Increase (Decrease)	4,288	16,052	27,223	4,240
Net Assets
Beginning of Period	250,174	234,122	85,414	81,174
End of Period	$254,462	$250,174	$112,637	$85,414
Undistributed net investment income (loss)	$897	$814	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	2,104	2,210	2,078	1,636
Shares issued in lieu of cash distributions	410	308	—	—
Shares redeemed	(2,932)	(4,230)	(1,532)	(1,782)
	(418)	(1,712)	546	(146)
	Mid Cap Value Fund		Strategic Value Fund
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$956	$985	$272	$242
Net realized gain (loss) on investment transactions	3,863	8,489	5,985	3,610
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(247)	3,265	(6,209)	922
Net Increase (Decrease) in Net Assets Resulting from Operations	4,572	12,739	48	4,774
Distributions From:
Net investment income	(1,184)	(768)	(261)	(191)
Net short-term gains	(635)	(1,713)	(480)	(223)
Net long-term gains	(6,732)	(5,051)	(4,889)	(4,086)
Return of capital	(308)	—	—	—
Total Distributions	(8,859)	(7,532)	(5,630)	(4,500)
Capital Share Transactions (1):
Shares issued	16,026	16,930	15,028	7,450
Shares issued in lieu of cash distributions	8,859	7,532	5,630	4,500
Shares redeemed	(20,242)	(16,608)	(10,227)	(13,704)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,643	7,854	10,431	(1,754)
Total Increase (Decrease)	356	13,061	4,849	(1,480)
Net Assets
Beginning of Period	125,362	112,301	43,616	45,096
End of Period	$125,718	$125,362	$48,465	$43,616
Undistributed net investment income (loss)	$—	$228	$79	$68
(1) Shares Issued and Redeemed:
Shares issued	1,123	1,252	1,082	553
Shares issued in lieu of cash distributions	675	558	475	343
Shares redeemed	(1,444)	(1,247)	(740)	(1,028)
	354	563	817	(132)

The accompanying notes are an integral part of these financial statements.

80

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(521)	$(310)	$1,199	$477
Net realized gain (loss) on investment transactions	3,941	4,036	22,865	17,237
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	4,418	(5,244)	(33,712)	9,404
Net Increase (Decrease) in Net Assets Resulting from Operations	7,838	(1,518)	(9,648)	27,118
Distributions From:
Net investment income	—	—	(1,277)	(478)
Net short-term gains	—	—	(9,046)	(3,175)
Net long-term gains	—	—	(17,861)	(10,726)
Total Distributions	—	—	(28,184)	(14,379)
Capital Share Transactions (1):
Shares issued	7,797	16,537	24,077	17,144
Shares issued in lieu of cash distributions	—	—	28,184	14,379
Shares redeemed	(22,422)	(19,668)	(26,567)	(18,725)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,625)	(3,131)	25,694	12,798
Total Increase (Decrease)	(6,787)	(4,649)	(12,138)	25,537
Net Assets
Beginning of Period	106,380	111,029	182,142	156,605
End of Period	$99,593	$106,380	$170,004	$182,142
Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	364	793	1,373	967
Shares issued in lieu of cash distributions	—	—	1,932	820
Shares redeemed	(1,057)	(956)	(1,515)	(1,063)
	(693)	(163)	1,790	724
	International Equity Fund		REIT Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/07	12/31/06	12/31/07	12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,811	$2,686	$955	$878
Net realized gain (loss) on investment transactions	69,483	36,426	6,864	6,265
Net realized foreign exchange gain (loss)	(3,933)	(1,203)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(7,862)	26,891	(21,032)	8,570
Net Increase (Decrease) in Net Assets Resulting from Operations	61,499	64,800	(13,213)	15,713
Distributions From:
Net investment income	(1,901)	(3,974)	(1,169)	(690)
Net short-term gains	(4,552)	(1,260)	(550)	(574)
Net long-term gains	(58,339)	(26,521)	(8,191)	(4,682)
Return of capital	—	—	(583)	—
Total Distributions	(64,792)	(31,755)	(10,493)	(5,946)
Capital Share Transactions (1):
Shares issued	59,024	49,258	18,153	18,758
Shares issued in lieu of cash distributions	64,792	31,755	10,493	5,946
Shares redeemed	(33,694)	(20,506)	(23,046)	(5,803)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	90,122	60,507	5,600	18,901
Total Increase (Decrease)	86,829	93,552	(18,106)	28,668
Net Assets
Beginning of Period	294,499	200,947	71,790	43,122
End of Period	$381,328	$294,499	$53,684	$71,790
Undistributed net investment income (loss)	$243	$(2,094)	$—	$188
(1) Shares Issued and Redeemed:
Shares issued	2,264	2,083	1,063	1,082
Shares issued in lieu of cash distributions	2,746	1,322	839	331
Shares redeemed	(1,319)	(877)	(1,396)	(336)
	3,691	2,528	506	1,077

The accompanying notes are an integral part of these financial statements.

81

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.05	0.05	0.03	0.01	0.01
Total from investment operations	0.05	0.05	0.03	0.01	0.01
Less distributions:
Net investment income	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return [1]	4.98%	4.66%	2.81%	0.96%	0.86%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$96,017	$76,350	$72,885	$81,743	$99,949
Ratio of total expenses to average net assets	0.49%	0.50%	0.50%	0.53%	0.50%
Ratio of net investment income (loss) to average net assets	4.88%	4.57%	2.74%	0.92%	0.89%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LIMITED MATURITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.28	$10.25	$10.45	$10.57	$10.70
Income from investment operations:
Net investment income (loss)	0.41	0.45	0.37	0.37	0.43
Net realized and unrealized gain (loss) on investment transactions	0.13	0.01	(0.15)	(0.12)	(0.12)
Total from investment operations	0.54	0.46	0.22	0.25	0.31
Less distributions:
Net investment income	(0.41)	(0.43)	(0.42)	(0.37)	(0.43)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.41)	(0.43)	(0.42)	(0.37)	(0.44)
Net asset value, end of period	$10.41	$10.28	$10.25	$10.45	$10.57
Total return [1]	5.22%	4.49%	2.14%	2.32%	2.90%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,523	$42,867	$60,979	$46,219	$43,545
Ratio of total expenses to average net assets	0.60%	0.62%	0.61%	0.62%	0.60%
Ratio of net investment income (loss) to average net assets	4.55%	3.91%	3.42%	3.52%	3.62%
Portfolio turnover rate	39%	78%	300%	35%	27%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

82

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.31	$10.18	$10.54	$10.51	$10.50
Income from investment operations:
Net investment income (loss)	0.47	0.46	0.40	0.45	0.48
Net realized and unrealized gain on investment transactions.	0.18	0.08	(0.14)	0.03	0.16
Total from investment operations	0.65	0.54	0.26	0.48	0.64
Less distributions:
Net investment income	(0.46)	(0.41)	(0.45)	(0.45)	(0.48)
Net realized gains	—	—	(0.17)	— (a)	(0.15)
Total distributions	(0.46)	(0.41)	(0.62)	(0.45)	(0.63)
Net asset value, end of period	$10.50	$10.31	$10.18	$10.54	$10.51
Total return [1]	6.33%	5.25%	2.50%	4.59%	6.18%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$183,611	$160,670	$161,265	$172,734	$172,099
Ratio of total expenses to average net assets	0.59%	0.61%	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	4.71%	4.43%	3.72%	4.07%	4.36%
Portfolio turnover rate	55%	139%	614%	230%	215%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$7.88	$7.59	$7.91	$7.70	$6.78
Income (loss) from investment operations:
Net investment income (loss)	0.58	0.55	0.57	0.61	0.64
Net realized and unrealized gain (loss) on investment transactions	(0.30)	0.20	(0.33)	0.21	0.92
Total from investment operations	0.28	0.75	0.24	0.82	1.56
Less distributions:
Net investment income	(0.58)	(0.46)	(0.56)	(0.61)	(0.64)
Net asset value, end of period	$7.58	$7.88	$7.59	$7.91	$7.70
Total return [1]	3.57%	9.97%	3.11%	10.71%	23.13%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$86,451	$88,203	$85,520	$85,957	$82,316
Ratio of total expenses to average net assets	0.84%	0.85%	0.86%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	6.97%	6.91%	7.01%	7.35%	8.55%
Portfolio turnover rate	67%	65%	64%	68%	88%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

83

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$25.12	$25.59	$25.96	$23.64	$18.75
Income from investment operations:
Net investment income (loss)	0.59	0.54	0.40	0.47	0.42
Net realized and unrealized gain (loss) on investment transactions	0.52	3.33	1.65	3.83	5.17
Total from investment operations	1.11	3.87	2.05	4.30	5.59
Less distributions:
Net investment income	(0.58)	(0.44)	(0.40)	(0.47)	(0.42)
Net realized gains	(1.93)	(3.90)	(2.02)	(1.51)	(0.28)
Total distributions	(2.51)	(4.34)	(2.42)	(1.98)	(0.70)
Net asset value, end of period	$23.72	$25.12	$25.59	$25.96	$23.64
Total return [1]	4.47%	15.37%	7.84%	18.58%	29.92%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,440,753	$1,330,977	$1,080,197	$929,480	$705,627
Ratio of net expenses to average net assets	0.83%	0.83%	0.84%	0.85%	0.86%
Ratio of total expenses to average net assets	0.83%	0.84%	0.84%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	2.34%	2.16%	1.56%	2.02%	2.11%
Portfolio turnover rate	61%	57%	30%	22%	25%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

GROWTH STOCK FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$14.68	$13.02	$12.28	$11.02	$9.81
Income from investment operations:
Net investment income (loss)	0.06	0.05	0.02	0.05	—
Net realized and unrealized gain (loss) on investment transactions	1.28	1.64	0.73	1.26	1.21
Total from investment operations	1.34	1.69	0.75	1.31	1.21
Less distributions:
Net investment income	(0.06)	(0.03)	(0.01)	—	—
Net realized gains	—	—	—	(0.05)	—
Total distributions	(0.06)	(0.03)	(0.01)	(0.05)	—
Net asset value, end of period	$15.96	$14.68	$13.02	$12.28	$11.02
Total return [1]	9.16%	13.01%	6.14%	11.90%	12.36%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$152,939	$132,371	$107,195	$95,242	$97,751
Ratio of net expenses to average net assets	0.94%	0.96%	0.98%	0.97%	0.97%
Ratio of total expenses to average net assets	0.94%	0.97%	0.98%	0.97%	0.97%
Ratio of net investment income (loss) to average net assets	0.37%	0.40%	0.15%	0.47%	0.02%
Portfolio turnover rate	55%	43%	44%	185%	578%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

84

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

LARGE CAP VALUE FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$19.60	$17.56	$18.45	$17.59	$13.97
Income from investment operations:
Net investment income (loss)	0.26	0.27	0.23	0.26	0.25
Net realized and unrealized gain (loss) on investment transactions	0.45	2.93	0.33	1.98	3.62
Total from investment operations	0.71	3.20	0.56	2.24	3.87
Less distributions:
Net investment income	(0.29)	(0.21)	(0.21)	(0.26)	(0.25)
Net realized gains	(2.37)	(0.95)	(1.24)	(1.12)	—
Total distributions	(2.66)	(1.16)	(1.45)	(1.38)	(0.25)
Net asset value, end of period	$17.65	$19.60	$17.56	$18.45	$17.59
Total return [1]	3.73%	18.27%	3.00%	12.85%	27.76%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$219,951	$234,269	$215,319	$224,481	$227,906
Ratio of net expenses to average net assets	0.86%	0.87%	0.88%	0.89%	0.90%
Ratio of total expenses to average net assets	0.87%	0.88%	0.88%	0.89%	0.90%
Ratio of net investment income (loss) to average net assets	1.25%	1.37%	1.15%	1.38%	1.62%
Portfolio turnover rate	92%	45%	45%	105%	40%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE CAP GROWTH FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.05	$10.79	$10.76	$10.53	$8.41
Income from investment operations:
Net investment income (loss)	0.06	0.04	0.02	0.06	0.03
Net realized and unrealized gain (loss) on investment transactions	0.45	0.36	0.11	0.85	2.12
Total from investment operations	0.51	0.40	0.13	0.91	2.15
Less distributions:
Net investment income	(0.06)	(0.03)	(0.02)	(0.06)	(0.03)
Net realized gains	(0.52)	(0.11)	(0.08)	(0.62)	—
Total distributions	(0.58)	(0.14)	(0.10)	(0.68)	(0.03)
Net asset value, end of period	$10.98	$11.05	$10.79	$10.76	$10.53
Total return [1]	4.71%	3.70%	1.20%	8.66%	25.61%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$29,551	$29,982	$27,247	$24,072	$16,099
Ratio of net expenses to average net assets	0.83%	0.86%	0.89%	0.96%	1.00%
Ratio of total expenses to average net assets	0.87%	0.88%	0.89%	0.96%	1.27%
Ratio of net investment income (loss) to average net assets	0.53%	0.35%	0.19%	0.59%	0.51%
Portfolio turnover rate	55%	38%	21%	114%	28%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

85

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

INDEX 500 FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$9.78	$8.58	$8.34	$7.67	$6.05
Income from investment operations:
Net investment income (loss)	0.17	0.15	0.14	0.13	0.10
Net realized and unrealized gain (loss) on investment transactions	0.33	1.17	0.24	0.67	1.62
Total from investment operations	0.50	1.32	0.38	0.80	1.72
Less distributions:
Net investment income	(0.17)	(0.12)	(0.14)	(0.13)	(0.10)
Net realized gains	—	—	—	—	—
Total distributions	(0.17)	(0.12)	(0.14)	(0.13)	(0.10)
Net asset value, end of period	$10.11	$9.78	$8.58	$8.34	$7.67
Total return [1]	5.09%	15.37%	4.48%	10.47%	28.41%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$254,462	$250,174	$234,122	$257,637	$234,020
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.29%	0.25%
Ratio of total expenses to average net assets	0.35%	0.37%	0.37%	0.37%	0.38%
Ratio of net investment income (loss) to average net assets	1.64%	1.61%	1.52%	1.70%	1.47%
Portfolio turnover rate	4%	6%	5%	1%	1%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP GROWTH FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$8.47	$7.93	$7.05	$6.33	$4.24
Income from investment operations:
Net investment income (loss)	(0.04)	(0.01)	(0.03)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	2.17	0.55	0.91	0.76	2.12
Total from investment operations	2.13	0.54	0.88	0.72	2.09
Less distributions:
Net investment income	—	—	—	—	—
Net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$10.60	$8.47	$7.93	$7.05	$6.33
Total return [1]	25.15%	6.81%	12.48%	11.37%	49.29%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$112,637	$85,414	$81,174	$70,793	$65,052
Ratio of net expenses to average net assets	0.97%	0.96%	1.00%	1.00%	1.00%
Ratio of total expenses to average net assets	1.00%	1.02%	1.02%	1.03%	1.05%
Ratio of net investment income (loss) to average net assets	(0.46%)	(0.09%)	(0.43%)	(0.56%)	(0.59%)
Portfolio turnover rate	137%	153%	156%	169%	154%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

86

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$13.59	$12.97	$13.77	$13.05	$9.75
Income from investment operations:
Net investment income (loss)	0.11	0.11	0.09	0.05	0.04
Net realized and unrealized gain (loss) on investment transactions	0.38	1.36	1.63	2.88	3.55
Total from investment operations	0.49	1.47	1.72	2.93	3.59
Less distributions:
Net investment income	(0.13)	(0.09)	(0.09)	(0.05)	(0.04)
Net realized gains	(0.80)	(0.76)	(2.43)	(2.16)	(0.25)
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.96)	(0.85)	(2.52)	(2.21)	(0.29)
Net asset value, end of period	$13.12	$13.59	$12.97	$13.77	$13.05
Total return [1]	3.77%	11.41%	12.33%	23.17%	36.84%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$125,718	$125,362	$112,301	$98,448	$81,042
Ratio of net expenses to average net assets	0.79%	0.81%	0.85%	0.86%	0.86%
Ratio of total expenses to average net assets	0.83%	0.84%	0.85%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	0.73%	0.82%	0.67%	0.40%	0.39%
Portfolio turnover rate	73%	62%	100%	68%	64%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

STRATEGIC VALUE FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$13.23	$13.15	$12.91	$10.57	$8.54
Income from investment operations:
Net investment income (loss)	0.07	0.08	0.07	0.05	0.07
Net realized and unrealized gain (loss) on investment transactions	0.03	1.48	1.00	2.51	2.07
Total from investment operations	0.10	1.56	1.07	2.56	2.14
Less distributions:
Net investment income	(0.07)	(0.06)	(0.06)	(0.05)	(0.07)
Net realized gains	(1.48)	(1.42)	(0.77)	(0.17)	(0.04)
Total distributions	(1.55)	(1.48)	(0.83)	(0.22)	(0.11)
Net asset value, end of period	$11.78	$13.23	$13.15	$12.91	$10.57
Total return [1]	0.85%	12.23%	8.20%	24.25%	25.13%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$48,465	$43,616	$45,096	$30,485	$16,025
Ratio of net expenses to average net assets	1.04%	1.06%	1.07%	1.14%	1.25%
Ratio of total expenses to average net assets	1.05%	1.07%	1.07%	1.14%	1.26%
Ratio of net investment income (loss) to average net assets	0.57%	0.56%	0.58%	0.47%	0.54%
Portfolio turnover rate	40%	28%	25%	18%	17%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

87

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$20.09	$20.34	$19.14	$17.48	$11.85
Income from investment operations:
Net investment income (loss)	(0.11)	(0.06)	(0.13)	(0.16)	(0.13)
Net realized and unrealized gain (loss) on investment transactions	1.66	(0.19)	1.33	1.82	5.76
Total from investment operations	1.55	(0.25)	1.20	1.66	5.63
Less distributions:
Net invesment income	—	—	—	—	—
Net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$21.64	$20.09	$20.34	$19.14	$17.48
Total return [1]	7.72%	(1.23%)	6.27%	9.50%	47.51%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$99,593	$106,380	$111,029	$113,579	$111,360
Ratio of net expenses to average net assets	1.02%	1.02%	1.02%	1.06%	1.09%
Ratio of net investment income (loss) to average net assets	(0.50%)	(0.27%)	(0.67%)	(0.87%)	(0.94%)
Portfolio turnover rate	107%	126%	137%	195%	191%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP VALUE FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$17.70	$16.37	$16.95	$18.20	$11.00
Income from investment operations:
Net investment income (loss)	0.12	0.05	0.07	0.01	(0.08)
Net realized and unrealized gain (loss) on investment transactions	(1.03)	2.77	0.56	2.55	8.29
Total from investment operations	(0.91)	2.82	0.63	2.56	8.21
Less distributions:
Net investment income	(0.12)	(0.05)	(0.07)	(0.01)	—
Net realized gains	(2.60)	(1.44)	(1.14)	(3.80)	(1.01)
Total distributions	(2.72)	(1.49)	(1.21)	(3.81)	(1.01)
Net asset value, end of period	$14.07	$17.70	$16.37	$16.95	$18.20
Total return [1]	(5.30%)	17.43%	3.67%	14.88%	74.85%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$170,004	$182,142	$156,605	$165,714	$148,700
Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.15%	1.15%
Ratio of total expenses to average net assets	1.14%	1.14%	1.14%	1.17%	1.19%
Ratio of net investment income (loss) to average net assets	0.64%	0.28%	0.40%	0.08%	(0.61%)
Portfolio turnover rate	67%	59%	46%	142%	61%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

88

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$24.27	$20.91	$17.98	$13.91	$10.53
Income from investment operations:
Net investment income (loss)	0.31	0.28	0.15	0.24	0.19
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	4.33	5.98	2.86	3.92	3.27
Total from investment operations	4.64	6.26	3.01	4.16	3.46
Less distributions:
Net investment income	(0.15)	(0.38)	(0.08)	(0.09)	(0.08)
Net realized gains	(4.67)	(2.52)	—	—	—
Total distributions	(4.82)	(2.90)	(0.08)	(0.09)	(0.08)
Net asset value, end of period	$24.09	$24.27	$20.91	$17.98	$13.91
Total return [1]	20.05%	30.34%	16.77%	30.01%	32.85%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$381,328	$294,499	$200,947	$165,509	$133,603
Ratio of net expenses to average net assets	1.16%	1.19%	1.21%	1.22%	1.19%
Ratio of total expenses to average net assets	1.18%	1.20%	1.21%	1.22%	1.19%
Ratio of net investment income (loss) to average net assets	1.14%	1.10%	1.47%	1.61%	1.63%
Portfolio turnover rate	95%	52%	40%	40%	59%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

REIT FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$18.10	$14.92	$14.33	$11.53	$9.00
Income from investment operations:
Net investment income (loss)	0.30	0.24	0.20	0.37	0.36
Net realized and unrealized gain (loss) on investment transactions	(3.49)	4.57	1.66	3.69	2.83
Total from investment operations	(3.19)	4.81	1.86	4.06	3.19
Less distributions:
Net investment income	(0.33)	(0.19)	(0.30)	(0.41)	(0.37)
Net realized gains	(2.42)	(1.44)	(0.97)	(0.85)	(0.29)
Return of capital	(0.16)	—	—	—	—
Total distributions	(2.91)	(1.63)	(1.27)	(1.26)	(0.66)
Net asset value, end of period	$12.00	$18.10	$14.92	$14.33	$11.53
Total return [1]	(17.87%)	32.41%	12.97%	35.53%	35.49%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$53,684	$71,790	$43,122	$31,247	$16,881
Ratio of expenses to average net assets	0.99%	1.00%	1.02%	1.10%	1.25%
Ratio of expenses to average net assets	0.99%	1.00%	1.02%	1.10%	1.34%
Ratio of net investment income to average net assets	1.37%	1.56%	1.41%	3.06%	4.87%
Portfolio turnover rate	85%	53%	54%	80%	69%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

89

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

1 — ORGANIZATION

Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company ("Penn Mutual") and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual's employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds ("the Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in four additional funds that would have their own investment objectives and policies.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund's Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

90

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets.

DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts ("REITs") held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REIT's based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in the Funds' records.

RECENT ACCOUNTING PRONOUNCEMENTS: In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the Funds' fiscal year beginning January 1, 2007. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Funds' financial statements. However, management's conclusions regarding FIN 48 could change in the future to the extent there are changes in tax laws, and/or additional guidance from the IRS regarding interpretations of the existing laws.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (FAS) No. 157, "Fair Value Measurements." FAS 157 is effective for fiscal years beginning after November 15, 2007. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

91

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund
Flexibly Managed Fund
Growth Stock Fund
Large Cap Value Fund
Large Cap Growth Fund
Index 500 Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Strategic Value Fund
Small Cap Growth Fund
Small Cap Value Fund
International Equity Fund
REIT Fund	T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
Lord, Abbett & Co. LLC
ABN AMRO Asset Management, Inc.
Wells Capital Management, Inc.
Turner Investment Partners, Inc.
Neuberger Berman Management, Inc.
Lord, Abbett & Co. LLC
Bjurman, Barry & Associates
Goldman Sachs Asset Management, LP
Vontobel Asset Management, Inc.
Heitman Real Estate Securities LLC

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Value Fund: 0.60%; Large Cap Growth Fund: 0.55%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Strategic Value Fund: 0.72%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; International Equity Fund: 0.85%; and REIT Fund: 0.70%.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

Accounting Services

Under an accounting services agreement, PFPC Worldwide Inc. ("PFPC") serves as accounting agent for Penn Series. Each of the Funds, except International Equity Fund, pays PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. The minimum annual fee each Fund must pay is $27,500. International Equity Fund pays PFPC 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

92

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

Prior to October 24, 2006, each of the Funds, except International Equity Fund, paid PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.075% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. The minimum annual fee each Fund must pay is $27,500. International Equity Fund pays PFPC 0.085% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, PFPC serves as transfer agent for Penn Series.

Custodial Services

Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay PFPC Trust, on a monthly basis, an annual custody fee of 0.01%. JPMorgan Chase serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the funds are as follows:

Fund	Expense Limitation
Money Market	0.80%
Limited Maturity Bond	0.90%
Quality Bond	0.90%
High Yield Bond	0.90%
Flexibly Managed	1.00%
Growth Stock	1.00%
Large Cap Growth	1.00%
Strategic Value	1.25%
Fund	Expense Limitation
Large Cap Value	1.00%
Index 500	0.40%
Mid Cap Growth	1.00%
Mid Cap Value	1.00%
Small Cap Growth	1.15%
Small Cap Value	1.15%
International Equity	1.50%
REIT	1.25%

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund's total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. As of December 31, 2007, the following funds had administrative and corporate services fees that are subject to recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2009	Various Months Ending December 31, 2010
Index 500 Fund	$36,692	$2,164
Mid Cap Growth Fund	8,289	3,584

93

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Strategic Value and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

Effective May 18, 2006, Penn Mutual may recover any administrative and corporate services fees that were waived in a preceding three year period as long as it would not cause the Fund to exceed its expense limitation. This three year "recapture period" is applied prospectively, and not retroactively, from the effective date.

Total fees of $82,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2007. No person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2007 are as follows (amounts in thousands):

Money Market Fund	$601
Quality Bond Fund	3,759
High Yield Bond Fund	1,940
Flexibly Managed Fund	39,703
Growth Stock Fund	26,699
Large Cap Value Fund	6,190
Index 500 Fund	18,973
Mid Cap Growth Fund	7,436
Mid Cap Value	361
Strategic Value Fund	5,491
Small Cap Growth Fund	6,186
Small Cap Value Fund	6,980
International Equity Fund	37,928
REIT Fund	2,420

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2007 were as follows:

High Yield Bond Fund	$117
Flexibly Managed Fund	10,550
Growth Stock Fund	144
Mid Cap Value Fund	17,817

94

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2007, the Funds made the following purchases and sales of portfolio securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond	$30,399	$7,489	$13,480	$4,558
Quality Bond Fund	69,148	46,775	72,186	36,829
High Yield Bond Fund	—	—	58,079	56,605
Flexibly Managed Fund	—	—	772,174	696,310
Growth Stock Fund	—	—	84,612	77,764
Large Cap Value Fund	—	—	193,548	209,841
Large Cap Growth Fund	—	—	16,191	17,725
Index 500 Fund	—	—	10,916	12,583
Mid Cap Growth Fund	—	—	133,361	130,050
Mid Cap Value Fund	—	—	94,850	97,312
Strategic Value Fund	—	—	21,612	14,898
Small Cap Growth Fund	—	—	105,835	120,658
Small Cap Value Fund	—	—	120,141	120,765
International Equity Fund	—	—	342,052	311,899
REIT Fund	—	—	57,815	63,064

6 — FEES PAID INDIRECTLY

Certain subadvisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the year ended December 31, 2007 were as follows (amounts in thousands):

Flexibly Managed Fund	$17
Growth Stock Fund	2
Large Cap Value Fund	36
Large Cap Growth Fund	13
Mid Cap Growth Fund	34
Mid Cap Value Fund	56
Strategic Value Fund	3
International Equity Fund	45

7 — FEDERAL INCOME TAXES

The Funds have qualified and intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes, and to distribute substantially all of their taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

95

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2007, primarily attributable to the disallowance of net operating losses, the tax treatment of Real Estate Investment Trusts and Passive Foreign Investment Companies, paydown losses, redesignation of dividends and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Money Market Fund	$14,045	$(14,045)	—
Limited Maturity Bond	27,586	(27,586)	—
Quality Bond Fund	(43,138)	43,138	—
High Yield Bond Fund	5,483	(5,483)	—
Flexibly Managed Fund	22,570	(22,570)	—
Growth Stock Fund	(80,689)	80,689	—
Mid Cap Growth Fund	451,000	—	$(451,000)
Mid Cap Value Fund	308,107	—	(308,107)
Small Cap Growth Fund	520,985	—	(520,985)
Small Cap Value Fund	78,341	(78,341)	—
International Equity Fund	426,528	(426,528)	—
REIT Fund	608,631	(25,388)	(583,243)

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid during the years ended December 31, 2007 and 2006 were as follows (amounts in thousands):

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2007	$4,394	—	—	$4,394
2006	3,475	—	—	3,475
Limited Maturity Bond
2007	2,176	—	—	2,176
2006	1,697	—	—	1,697
Quality Bond Fund
2007	7,857	—	—	7,857
2006	6,033	—	—	6,033
High Yield Bond Fund
2007	6,276	—	—	6,276
2006	4,917	—	—	4,917
Flexibly Managed Fund
2007	56,633	$83,435	—	140,068
2006	22,655	177,675	—	200,330
Growth Stock Fund
2007	602	—	—	602
2006	300	—	—	300

96

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Large Cap Value Fund
2007	$5,163	$24,091	—	$29,254
2006	3,285	10,005	—	13,290
Large Cap Growth Fund
2007	337	1,163	—	1,500
2006	95	274	—	369
Index 500 Fund
2007	4,138	—	—	4,138
2006	3,021	—	—	3,021
Mid Cap Growth Fund
2007	—	—	—	—
2006	—	—	—	—
Mid Cap Value Fund
2007	1,819	6,732	$308	8,859
2006	2,481	5,051	—	7,532
Strategic Value Fund
2007	741	4,889	—	5,630
2006	414	4,086	—	4,500
Small Cap Growth Fund
2007	—	—	—	—
2006	—	—	—	—
Small Cap Value Fund
2007	10,242	17,942	—	28,184
2006	3,653	10,726	—	14,379
International Equity Fund
2007	6,453	58,339	—	64,792
2006	5,234	26,521	—	31,755
REIT Fund
2007	1,693	8,217	583	10,493
2006	1,264	4,682	—	5,946

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Components of distributable earnings:

As of December 31, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows (amounts in thousands):

	Undistributed Net Investment Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Money Market Fund	$14	—	$(11)	$3
Limited Maturity Bond Fund	454	—	(1,259)	(805)
Quality Bond Fund	1,483	—	(2,465)	(982)
High Yield Bond Fund	976	—	(8,456)	(7,480)
Flexibly Managed Fund	9,661	$12,510	—	22,171
Growth Stock Fund	40	—	(124,347)	(124,307)
Large Cap Value Fund	370	1,397	—	1,767
Large Cap Growth Fund	49	405	—	454
Index 500 Fund	896	—	(18,858)	(17,962)
Mid Cap Growth Fund	—	—	(231)	(231)
Strategic Value Fund	133	1,224	—	1,357
Small Cap Growth Fund	—	—	(54,767)	(54,767)
Small Cap Value Fund	—	2,032	—	2,032
International Equity Fund	5,681	10,934	—	16,615

97

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

The difference between book basis and tax basis appreciation is primarily due to wash sales, paydown reclassifications, real estate investment trust adjustments, and certain net operating losses.

Capital loss carryforwards:

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2007, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on December 31,
	2009	2010	2011	2012	2013	2014	2015	Total
Money Market Fund	—	—	—	—	—	—	$11	$11
Limited Maturity Bond	—	—	$178	$16	$415	$645	5	1,259
Quality Bond Fund	—	—	—	—	—	2,429	36	2,465
High Yield Bond Fund	$5,015	$3,195	246	—	—	—	—	8,456
Growth Stock Fund	66,544	46,866	10,937	—	—	—	—	124,347
Index 500 Fund	350	11,374	—	—	5,030	1,916	188	18,858
Mid Cap Growth Fund	—	231	—	—	—	—	—	231
Small Cap Growth Fund	19,150	35,617	—	—	—	—	—	54,767

During the year ended December 31, 2007, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$1,562
Growth Stock Fund	8,274
Mid Cap Growth Fund	11,071
Small Cap Growth Fund	6,054

Post-October Losses:

The following Funds elected to treat post-October losses incurred in the period November 1, 2007 through December 31, 2007 as having occurred on January 1, 2008 (amounts in thousands):

	Currency	Capital
High Yield Bond Fund	$1	$307
Growth Stock Fund	39	—
Mid Cap Value Fund	—	803
Small Cap Growth Fund	—	2,113

98

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

Tax cost of securities:

At December 31, 2007, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2007 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$95,419,555	—	—	—
Limited Maturity Bond Fund	73,877,727	$1,098,705	$(953,803)	$144,902
Quality Bond Fund	196,193,675	5,243,179	(1,961,419)	3,281,760
High Yield Bond Fund	87,782,092	915,284	(3,507,603)	(2,592,319)
Flexibly Managed Fund	1,531,812,327	144,431,324	(42,041,352)	102,389,972
Growth Stock Fund	141,519,642	28,355,459	(3,488,026)	24,867,433
Large Cap Value Fund	216,772,503	31,996,897	(12,096,397)	19,900,500
Large Cap Growth Fund	33,795,684	4,339,132	(2,013,878)	2,325,254
Index 500 Fund	235,866,706	72,710,446	(42,676,776)	(30,033,670)
Mid Cap Growth Fund	108,399,292	23,595,446	(1,185,926)	22,409,520
Mid Cap Value Fund	131,201,493	22,584,119	(6,830,389)	15,753,730
Strategic Value Fund	56,356,400	6,127,904	(5,473,501)	654,403
Small Cap Growth Fund	85,267,209	23,185,253	(3,244,135)	19,941,118
Small Cap Value Fund	194,032,133	14,079,037	(23,398,918)	(9,319,881)
International Equity Fund	327,952,309	80,957,994	(9,201,751)	71,756,243
REIT Fund	59,851,762	1,105,327	(6,840,384)	(5,735,057)

8 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund has entered into futures contracts during the year ended December 31, 2007. Open futures contracts held by the Index 500 Fund at December 31, 2007 were as follows:

Type	Futures Contract	Expiration Date	Unit (at 250 per Unit)	Closing Price	Unrealized Appreciation (Depreciation) (in thousands)
Buy/Long	S&P 500 Index	3/20/2008	10	$1,477	$(22)

99

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

Options — Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Fund, as a writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. There were no option contracts open as of December 31, 2007.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the year ended December 31, 2007. Open forward foreign currency contracts held by the International Equity Fund at December 31, 2007 were as follows:

	Currency	Settlement Date	Foreign Currency Contract (000's)	Forward Rate	U.S. Contract Amount (000's)	U.S. Contract Value (000's)	Unrealized Foreign Exchange Gain/(Loss) (000's)
Buy	Australian Dollar	2/29/08	$11,250	1.14291	$9,341	$9,843	$502
Sell	Australian Dollar	2/29/08	(11,250)	1.14291	(9,104)	(9,843)	(739)
Sell	Australian Dollar	6/13/08	(11,075)	1.15288	(9,584)	(9,606)	(22)
Buy	Japanese Yen	5/12/08	429,700	110.18000	3,648	3,900	252
Sell	Japanese Yen	5/12/08	(429,700)	110.18000	(3,714)	(3,900)	(186)
Buy	Swiss Franc	5/13/08	7,750	1.12343	6,547	6,893	346
Sell	Swiss Franc	5/13/08	(7,750)	1.12343	(6,493)	(6,893)	(400)
Sell	Swiss Franc	6/13/08	(36,815)	1.12290	(32,565)	(32,786)	(221)
Buy	Pounds Sterling	3/26/08	21,900	0.50354	44,667	43,492	(1,175)
Sell	Pounds Sterling	3/26/08	(14,600)	0.50354	(29,392)	(28,995)	397
Sell	Pounds Sterling	3/26/08	(7,300)	0.50354	(14,632)	(14,497)	135

100

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

	Currency	Settlement Date	Foreign Currency Contract (000's)	Forward Rate	U.S. Contract Amount (000's)	U.S. Contract Value (000's)	Unrealized Foreign Exchange Gain/(Loss) (000's)
Sell	Pounds Sterling	6/13/08	$(15,995)	0.50488	$(32,318)	$(31,681)	$637
Sell	Pounds Sterling	6/13/08	(4,595)	0.50488	(9,313)	(9,101)	212
Buy	European Currency	2/19/08	12,085	0.68350	16,515	17,681	1,166
Sell	European Currency	2/19/08	(12,085)	0.68350	(16,430)	(17,681)	(1,251)
Buy	European Currency	5/27/08	22,700	0.68368	31,384	33,203	1,819
Sell	European Currency	5/27/08	(22,700)	0.68368	(30,887)	(33,203)	(2,316)
Sell	European Currency	6/13/08	(24,837)	0.68374	(36,402)	(36,325)	77
Sell	European Currency	6/13/08	(5,770)	0.68374	(8,434)	(8,439)	(5)
Buy	South African Rand	3/05/08	14,940	6.91698	2,041	2,160	119
Sell	South African Rand	3/05/08	(7,470)	6.91698	(1,011)	(1,080)	(69)
Sell	South African Rand	3/05/08	(7,470)	6.91698	(1,015)	(1,080)	(65)
	Total						$(787)

9 — SECURITIES LENDING

Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.

The Funds paid fees for securities lending for the year ended December 31, 2007 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below (amounts in thousands):

	Market Value of Securities on Loan	Market Value of Collateral	Fees Paid for Lending	Net Income Earned From Lending
Limited Maturity Bond	$16,317	$16,609	$17	$39
Quality Bond Fund	15,633	15,883	59	137
Flexibly Managed Fund	163,334	166,909	290	665
Growth Stock Fund	12,972	13,542	14	33
Large Cap Value Fund	15,462	15,939	20	47
Large Cap Growth Fund	6,477	6,720	4	10
Index 500 Fund	12,136	12,609	18	41
Mid Cap Growth Fund	16,551	17,035	18	42
Mid Cap Value Fund	20,278	20,829	55	128
Strategic Value Fund	8,559	9,006	10	22
Small Cap Growth Fund	5,767	6,139	36	84
Small Cap Value Fund	16,426	17,134	44	101
International Equity Fund	10,837	11,285	9	20
REIT Fund	3,474	3,479	7	16

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PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

10 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

11 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Penn Series Funds, Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Penn Series Funds, Inc., comprising the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Growth Stock Fund, Large Cap Value Fund, Large Cap Growth Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Strategic Value Fund, Small Cap Growth Fund, Small Cap Value Fund, International Equity Fund, and REIT Fund, (collectively, “the “Funds”), as of December 31, 2007, and the related statements of operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2003 were audited by other auditors, whose report dated February 6, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Penn Series Funds, Inc. as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 20, 2008

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APPENDIX A

PENN SERIES FUNDS, INC.

Proxy Voting Policies and Procedures

All voting securities held in each fund or portfolio (“Fund”) of Penn Series Funds, Inc. (“Penn Series”) shall be voted in the best interest of shareholders of the Fund. In furtherance of this policy, and as provided in the investment advisory agreement between Penn Series and Independence Capital Management, Inc. (“ICMI”) and the investment sub-advisory agreements between ICMI and investment sub-advisers, Penn Series has delegated the authority and responsibility to vote securities held in each Fund to the investment adviser or sub-adviser that manages the investments of the Fund on a day-to-day basis.

A description of the proxy voting policies and procedures that each investment adviser or sub-adviser uses in voting securities held in a Fund of Penn Series accompanies these policies and procedures as appendices. See the following table.

Proxy Voting Policies and Procedures of ICMI and Sub-Advisers

Exhibit	Investment Adviser or Sub-Adviser	Funds(s)
A	Independence Capital Management, Inc.	Money Market Fund
Limited Maturity Bond Fund
Quality Bond Fund
Balanced Fund
Aggressive Allocation Fund
Moderately Aggressive Allocation Fund
Moderate Allocation Fund
Moderately Conservative Allocation Fund
Conservative Allocation Fund
B	ABN AMRO Asset Management, Inc.	Large Cap Growth Fund
C	Bjurman, Barry and Associates	Small Cap Growth Fund
D	Goldman Sachs Asset Management L. P.	Small Cap Value Fund
E	Heitman Real Estate Securities LLC	REIT Fund
F	Lord, Abbett & Co. LLC	Strategic Value Fund
Large Cap Value Fund
G	Neuberger Berman Management Inc.	Mid Cap Value Fund
H	T. Rowe Price Associates, Inc.	High Yield Bond Fund
Flexibly Managed Fund
Growth Stock Fund
I	Turner Investment Partners, Inc.	Mid Cap Growth Fund
J	Vontobel Asset Management, Inc.	International Equity Fund
K	Wells Capital Management Incorporated	Index 500 Fund
Large Core Growth Fund
SMID Cap Growth Fund
L	Eaton Vance Management,	Large Core Value Fund
M	AllianceBernstein L.P.,	SMID Cap Value Fund
N	Van Kampen Asset Management	Emerging Markets Equity Fund
O	SSgA Funds Management, Inc.	Small Cap Index Fund
Developed International Index Fund

A-1

Variable annuity contract and variable life insurance policy owners that participate in the investment results of a Fund may obtain a description of these Proxy Voting Policies and Procedures and a description of the Proxy Voting Policies and Procedures of the investment adviser or sub-adviser to the Fund that is responsible for voting the securities of the Fund, free of charge, by calling (800) 523-0650, or by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab and you will be directed to the proxy voting policies as well as each Fund’s proxy voting record. Descriptions requested by telephone will be sent to the variable annuity contract or variable life insurance policy owner by first-class mail within three days of receipt of the request.

Variable annuity contract and variable life insurance policy owners that participate in the investment results of a Fund may obtain the voting record of the Fund for the most recent twelve-month period ended June 30, free of charge, by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com and following the instructions noted above. The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by Penn Series with the SEC on SEC Form N-PX. The voting record will also be available on the website of the U. S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

A-2

EXHIBIT A

INDEPENDENCE CAPITAL MANAGEMENT, INC.

Proxy Voting Policies and Procedures

Independence Capital Management, Inc. (“ICMI”) provides day-to-day investment management services to clients, including the voting of securities held in their accounts. The following policies and procedures are reasonably designed to ensure that ICMI votes securities held in those client accounts in the best interest of the client.

ICMI has retained an independent firm, Institutional Shareholder Services (“ISS”), to assist it in voting the securities. ISS specializes in providing proxy advisory and voting services. These services include in-depth research, analysis, voting recommendations, as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance.

ICMI portfolio managers, who are responsible for purchasing and selling securities for client accounts, along with the ICMI compliance officer, oversee ISS in the voting of proxies held in client accounts.

Securities generally will be voted in accordance with the guidelines set forth in Exhibit A attached to these policies and procedures, except as ICMI may otherwise determine in the exercise of its fiduciary duty to its clients. The appropriate portfolio manager will review all voting recommendations made by ISS with respect to securities for which ICMI has voting authority, including recommendations on voting for or against proposals described in Exhibit A. If the portfolio manager determines that it is in the interest of a client account to vote securities differently than the recommendation made by ISS, the portfolio manager will fully document the reasons for voting the securities differently in a memorandum to the ICMI compliance officer. Upon receipt of the memorandum, the ICMI compliance officer will direct ISS to vote the securities in accordance with the determination made by the portfolio manager.

In providing proxy advisory and voting services to ICMI, ISS observes policies and procedures that address potential conflicts between the interests of ICMI client accounts, on the one hand, and the interests of ISS and its affiliates, on the other. The policies, procedures and practices of ISS are described in Exhibit B attached to these policies and procedures. ICMI relies, to a large extent, on the independence of ISS, and the polices, procedures and practices it has in place, to avoid voting on any proposal that may be inappropriate because of conflict of interest. In addition, ICMI portfolio managers and the ICMI compliance officer monitor the voting of securities that may present a conflict between the interests of a client, on the one hand, the interest of ICMI and its affiliates, on the other. The portfolio managers and the compliance officer are sensitized to the fact that any business or other relationship between ICMI (or any of its affiliates) and a company whose securities are to be voted could improperly influence a manager’s determination to vote the securities differently than recommended by ISS. Any potential conflict of interest identified by a portfolio manager are immediately referred to the compliance officer for immediate resolution.

ICMI, acting on its own behalf or acting through ISS, will provide a description of its proxy voting policies and procedures to its clients, and will inform its clients as to how they may obtain information on how ICMI voted their securities. Further, ICMI, acting on its own behalf or acting through ISS, will retain for a period of not less than six years its (i) proxy voting policies and procedures, (ii) proxy statements that ICMI receives regarding client securities, (iii) records of votes casts on behalf of clients, (iv) any document prepared on behalf of ICMI that was material to making the determination of how to vote securities and (v) a copy of each written request for proxy voting information, and a copy of any

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written response made by or on behalf of ICMI to any request (oral or written) for proxy voting information.

Exhibit A

INDEPENDENCE CAPITAL MANAGEMENT, INC.

Proxy Voting Guidelines - Summary

The following is a concise summary of ICMI’s proxy voting policy guidelines.

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

• An auditor has a financial interest in or association with the company, and is therefore not independent,

• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

• Fees for non-audit services (“Other” fees) are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

• Composition of the board and key board committees;

• Attendance at board and committee meetings;

• Corporate governance provisions and takeover activity;

• Disclosures under Section 404 of Sarbanes-Oxley Act;

• Long-term company performance relative to a market and peer index;

• Extent of the director’s investment in the company;

• Existence of related party transactions;

• Whether the chairman is also serving as CEO;

• Whether a retired CEO sits on the board;

• Number of outside boards at which a director serves;

• Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

• Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

• Sit on more than six public company boards;

• Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

• The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

• The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

• The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a

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commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

• The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

• The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

• The board failed to act on takeover offers where the majority of the shareholders tendered their shares

•   At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•   The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•   The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•   The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•   The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•   The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•   The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•   A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

•   There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•   There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•   The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•   The company fails to submit one-time transfers of stock options to a shareholder vote;

•   The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•   The company has backdated options (see “Options Backdating” policy);

•   The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.

5

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

• Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

• Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

• Serving as liaison between the chairman and the independent directors,

• Approving information sent to the board,

• Approving meeting agendas for the board,

• Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

• Having the authority to call meetings of the independent directors,

• If requested by major shareholders, ensuring that he is available for consultation and direct communication;

• Two-thirds independent board;

• All-independent key committees;

• Established governance guidelines;

• The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

• Long-term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates);

• Stock ownership positions.

6

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

• Shareholders have approved the adoption of the plan; or

• The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminated.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

• No lower than a 20% trigger, flip-in or flip-over;

• A term of no more than three years;

• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

• Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

• Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for

7

shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

• Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company’s performance, and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

• Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

• Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

• Huge bonus payouts without justifiable performance linkage or proper disclosure;

• Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

• Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

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• New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

• Excessive severance provisions (e.g., including excessive change in control payments);

• Change in control payouts without loss of job or substantial diminution of job duties;

• Internal pay disparity;

• Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

• The total cost of the company’s equity plans is unreasonable;

• The plan expressly permits the repricing of stock options without prior shareholder approval;

• There is a disconnect between CEO pay and the company’s performance;

• The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

• The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

• Director stock ownership guidelines with a minimum of three times the annual cash retainer.

• Vesting schedule or mandatory holding/deferral period:

• A minimum vesting of three years for stock options or restricted stock; or

• Deferred stock payable at the end of a three-year deferral period.

• Mix between cash and equity:

• A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

• If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

• No retirement/benefits and perquisites provided to non-employee directors; and

• Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

• Purchase price is at least 85% of fair market value;

• Offering period is 27 months or less; and

• The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

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• Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);

• Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

• Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value;

• No discount on the stock price on the date of purchase, since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Length of time of options backdating;

• Size of restatement due to options backdating;

• Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

• Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

• The triggering mechanism should be beyond the control of management;

• The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;

• Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

9. Social and Environmental Issues

In evaluating social and environmental issues, we first determine whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, we vote AGAINST the proposal.

Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, in acting as representatives of our beneficiaries, we must consider only the impact of the proposal on the target company. Focusing in on the financial aspects of social and environmental proposals, if the proposal would have a negative impact on the company’s financial position or adversely affect important operations, we vote AGAINST the resolution.

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Conversely, if a proposal would have a clear and beneficial impact on the company’s finances of operations, we vote FOR the proposal.

Finally, in reviewing shareholder proposals regarding social and environmental issues, we will seriously consider management’s recommendations on the grounds that management is often most qualified to determine how such proposals will impact on a particular corporation’s business and shareholders.

Social and environmental issues that may arise include:

•                    The Ceres Principles and other corporate environmental practices;

•                    Board diversity;

•                    The McBride Principles, repressive regimes and foreign labor practices (Northern Ireland and China);

•                    Employment practices and employment opportunity;

•                    Military, nuclear power and related energy issues;

•                    Tobacco, drug pricing, predatory lending and safety in advertising practices;

•                    International policies, including world debt crisis;

•                    Genetically-modified foods;

•                    Animal rights;

•                    Political contributions/activities and charitable contributions

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

• Past performance as a closed-end fund;

• Market in which the fund invests;

• Measures taken by the board to address the discount; and

• Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

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EXHIBIT B

ABN AMRO ASSET MANAGEMENT, INC.

Policies and Procedures
Proxy Voting

Policy

ABN AMRO Asset Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Unless voting authority has been explicitly reserved by the governing documents to the client or another party, the Adviser will exercise discretionary voting authority over proxies issued on securities held in client accounts.

It is the policy of the Adviser to vote, focused on the investment implications of each issue and in a manner that the Adviser believes is in the best interest of its clients.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Proxy Voting Policy Committee and its designated service provider, Risk Metrics (f/k/a Institutional Shareholder Services), have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

ABN AMRO Asset Management, Inc. has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

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Proxy Committee’s

ABN AMRO Asset Management, Inc. has established two Proxy Committee’s to oversee the proxy process. The Proxy Voting Policy Committee and the Proxy Voting Procedure Committee. There responsibilities are as follows:

The Proxy Voting Policy Committee will establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Chief Investment Officer of the unit, the Director of Research for the unit, the Chief Compliance Officer, and the designated Proxy Officer. No less than annually, the Committee is responsible for approving or amending the guidelines it has established and reviewing the performance of its voting agent. Meetings may be called by any Committee member throughout the year, based on issues that arise.

The Proxy Voting Procedure Committee will focus on operational and procedural aspects. The Committee consists at a minimum of the Chief Compliance Officer, the designated Proxy Analyst(s), designated Investment Operations personnel, and the Proxy Officer. No less than annually, the committee is responsible for reviewing any operational or procedural issues related to the proxy process. Meetings may be called by any Committee member throughout the year, based on issues that arise.

Voting

The Proxy Voting Policy Committee has hired Risk Metrics, (f/k/a Institutional Shareholder Services) as its voting agent. Risk Metrics provides analysis of proxy proposals, tracks and receives proxies for which ABN AMRO Asset Management, Inc. ‘s clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for ABN AMRO Asset Management, Inc.  A Proxy Officer has been designated to coordinate communications between the Proxy Analysts, Investment Operations personnel and Risk Metrics.

The steps for reviewing and submitting votes are as follows:

•                    The Proxy Analysts reviews the Risk Metrics system on a weekly basis during proxy season.

•                    The Proxy Analysts print copies of the upcoming voting agendas and the number of shares as noted by Risk Metrics as being held by ABN AMRO Asset Management.

•                    The Proxy Analysts review the voting agendas, determine if there are any issues to report to the Head Portfolio Manager, document evidence of their review of the agenda, and maintain the copies in a proxy file.

•                    The Compliance Department will review on a semi-annually basis, the Proxy Analyst’s proxy files to ensure there is evidence of review.

•                    For each vote, the Head Portfolio Manager reviews the number of shares held for reasonability to ensure that Risk Metrics has an accurate record of the shares ABN AMRO Asset Management is responsible for voting. This process is facilitated by the Proxy Analysts.

•                    Once a month, Investment Operations submits a file of current clients and their holdings to Risk Metrics. Only clients that have delegated voting to ABN AMRO Asset Management, Inc. are included in this feed.

•                    Risk matches the client accounts to the applicable proxy and records the vote.

Voting Guidelines

In the absence of specific voting guidelines from the client, ABN AMRO Asset Management,

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Inc. will vote proxies in the best interests of each particular client. ABN AMRO Asset Management, Inc.’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on ABN AMRO Asset Management, Inc.’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities. ABN AMRO Asset Management utilizes the 2008 US Proxy Guidelines.

Conflicts of Interest

ABN AMRO Asset Management, Inc. has eliminated most actual or perceived conflicts of interest as the majority of proxy issues are voted by an independent third party, pursuant to the guidelines adopted by the Proxy Committee. In cases where ABN AMRO Asset Management, Inc. believes there may be an actual or perceived conflict of interest the Adviser seeks to address such conflicts in various ways, including the following:

•                    Documenting the investment rationale for the decision using the Proxy Conflict of Interest and Override Form , the conflict of interest and the method in which the conflict was addressed;

•                    Requiring the approval of the Department Head and the Chief Compliance Officer prior to providing voting instructions to the voting agent;

•                    Holding special Committee meetings, where warranted, to determine the steps to be taken, or in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions;

•                    Seeking legal counsel.

In situations where ABN AMRO Asset Management, Inc. perceives a material conflict of interest, the Adviser may:

•                    Defer to the voting recommendation of Risk Metrics or another independent third party;

•                    Vote pursuant to client direction (following disclosure of the conflict to the client),

•                    Vote reflectively (in the same proportion and manner as other shareholders),

•                    Abstain from voting; or

•                    Take such other action which protects the interests of its clients.

Circumstances necessitating such actions may include the voting of proxies on securities issued by ABN AMRO Asset Management, Inc. ‘s parent corporation or the voting of proxies where the Adviser or its affiliates have a direct financial interest.

The Proxy Analyst will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of ABN AMRO Asset Management, Inc. with the issuer of each security to determine if ABN AMRO Asset Management, Inc. or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Proxy Voting Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

ABN AMRO Asset Management, Inc. will maintain a record of the voting resolution of any conflict of interest.

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Recordkeeping

Risk Metrics and the Proxy Voting Policy Committee shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•                    These policies and procedures and any amendments;

•                    Each proxy statement that ABN AMRO Asset Management, Inc. receives;

•                    A record of each vote that ABN AMRO Asset Management, Inc. casts;

•                    Any document ABN AMRO Asset Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

•                    A copy of each written request from a client for information on how ABN AMRO Asset Management, Inc. voted such client’s proxies, and a copy of any written response.

Disclosure

•                    ABN AMRO Asset Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how ABN AMRO Asset Management, Inc. voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•                    The Proxy Voting Policy Committee will also send a copy of this summary to all existing clients who have previously received ABN AMRO Asset Management, Inc.’s Disclosure Document; or the Proxy Voting Policy Committee may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•                    All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.

•                    In response to any request the Proxy Committee and its designated service provider, Risk Metrics, will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how ABN AMRO Asset Management, Inc. voted the client’s proxy with respect to each proposal about which client inquired.

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EXHIBIT C

BJURMAN, BARRY & ASSOCIATES

POLICIES AND PROCEDURES

PROXY VOTING

POLICY

Release No. IA-2106

www.sec.gov/rules/final/ia-2106.htm

Rule 206(4)-6 Advisers must adopt and implement written policies & procedures which are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, describe its policies & procedures to clients, and disclose to clients how they may obtain information on how the Adviser voted their proxies.

Bjurman, Barry & Associates (BB & A) seeks to avoid material conflicts of interests by using an Independent Third Party (“ITP”) service provider to vote proxies in accordance with detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts. The voting process involves an assessment performed by the ITP service provider in accordance with the Voting Guidelines. BB & A reviews all proxies and the recommendations of the ITP service provider in formulating its vote, but the ultimate voting decision belongs to BB & A. In the event that BB & A votes against the ITP recommendations, documentation must be prepared to describe the basis for the decision and to substantiate that BB & A’s clients’ interests were not subrogated to its own.

PROCEDURES

BB & A will maintain all documentation in accordance to record keeping requirements. Documentation shall include copies of the Voting Guidelines, records of votes cast on behalf of clients and supporting documentation relating to voting decision(s).

Each week, the BB & A will process respective proxies by downloading meeting notices.

Senior Management then reviews the ITP service provider recommendations and in the event BB & A agrees with the recommendations and/or with company management, which concurs with recommendations, no further action is necessary. In the event BB & A does not vote in accordance with the ITP service provider recommendations, documentation must be prepared which provides client account numbers and a description of the decision for voting against the recommendations.

Client custodians for which BB & A has discretion to vote are notified at the time of account inception to provide ALL proxies and related information to the ITP service provider.

Any proxies received directly by BB & A will be forwarded to the ITP service provider, and if time sensitive, proxies may be e-mailed, faxed or sent via overnight delivery. BB & A will attempt to forward an updated “Holdings” list to the ITP service provider on a daily basis but no less frequently than approximately every 30 days.

Each quarter BB & A receives a report by client which details the following information:

a) Name of issuer

b) Cusip Number

c) Meeting date, brief description of Agenda

d) The Vote cast

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e) Whether the vote was “For” or “Against” management

INVESTMENT COMPANY REQUIREMENTS

www.sec.gov/rules/final/33-8188.htm

Whereas BB & A serves as an Adviser to a public investment company, we will disclose in any applicable registration statement & SAI, the policies & procedures for proxy voting. Any requests for information will be fulfilled within (3 business days) and provide the voting information for the preceding 12 month period, beginning 7-1-XX through 6-30-XX.

In addition, Annual & Semi-Annual shareholder reports will include the following:

1) Information on how to obtain voting information “free of charge” with a toll free #

2) the website information (if applicable), and on the commissions’ website www.sec.gov.

BB & A will file Form N-PX with the Securities and Exchange Commission, no later than August 31st of each calendar year. This will contain the complete proxy voting record for the preceding 12 month period ended June, 30th respectively. Form N-PX must be signed by a principal(s) of the investment company and the filing must contain:

a) Name of issuer, ticker symbol

b) Cusip (if can be practically acquired)

c) Meeting date, brief description of agenda

d) Whether the topic(s) were proposed by issuer or security holder

e) Whether a vote was cast, and the outcome of the vote was “For” or “Against” management

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EXHIBIT D

October 2003

Goldman Sachs Asset Management

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management (“GSAM”)* has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.

They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

*For purposes of this Policy, “GSAM” refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.’s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team (“Portfolio Management

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Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

While it is GSAM’s policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team’s research efforts.

As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team’s investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company’s record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team’s members.

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Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

Use of Third-Party Service Providers

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and

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GSAM senior management will not approve decisions that are based on the influence of such conflicts.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

Appendix A

ISS Standard Proxy Voting Guidelines Summary

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (“Policy”) with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                    An auditor has a financial interest in or association with the company, and is therefore not independent,

•                    Fees for non-audit services are excessive, or

•                    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

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2. Board of Directors

a. Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b. Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c. Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

d. Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

a. Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

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Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

e. Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

a. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE BY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of

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the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

a. Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•                    It is intended for financing purposes with minimal or no dilution to current shareholders

•                    It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

a. Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•                    Historic trading patterns

•                    Rationale for the repricing

•                    Value-for-value exchange

•                    Option vesting

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•                    Term of the option

•                    Exercise price

•                    Participation

b. Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•                    Purchase price is at least 85 percent of fair market value;

•                    Offering period is 27 months or less; and

•                    Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c. Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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EXHIBIT E

Heitman Real Estate Securities LLC

Proxy Voting Policies and Procedures

Heitman Real Estate Securities LLC (“Heitman”) provides investment advisory services to its clients with respect to publicly traded real estate securities. It is Heitman’s general policy that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.

Heitman utilizes the services of an independent unaffiliated proxy firm, Institutional Shareholder Services (“ISS”). ISS is responsible for:  notifying Heitman in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.

Heitman will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by Heitman. There may also be occasions when Heitman determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as (i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if Heitman is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking.”

Heitman’s general guidelines as they relate to voting certain common proxy proposals are described below:

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For
Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For
Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For
Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For
Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For

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Stock Splits	For
Submit Poison Pill for Shareholder ratification	For
Blank Check Preferred Stock	Against
Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against
Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against
Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against
Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case
Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.

Heitman has established a Proxy Policies and Procedures Oversight Committee (the “Proxy Committee”), consisting of Heitman’s Chief Investment Officer, Chief Financial Officer, General Counsel and Compliance Officer. The Proxy Committee is responsible for (i) designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a Heitman portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

As a general rule, Heitman’s Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Heitman is entitled to vote. Heitman’s proxy voting policy is as follows:

(a)          Heitman’s Proxy Voting Clerk will print a Proxy Analysis Report containing a compilation of “FOR”, “AGAINST”, “ABSTAIN”, and “WITHHOLD” recommendations received from ISS with respect to the issues on a particular proxy;

(b)         Heitman’s Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy;

(c)          In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the Heitman portfolio manager may consider information from various sources, such as another Heitman portfolio manager or research analyst, management of the

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company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy;

(d)        The Heitman portfolio manager will return the Proxy Analysis Report to Heitman’s Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy. Instances where the Heitman portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered “exceptions;”

(e)         With respect to any proxy, Heitman’s Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of Heitman’s Proxy Committee.

(f)           Heitman’s Proxy Committee may confirm or overturn any recommendations by Heitman’s portfolio manager. In instances where potential conflicts of interest have been highlighted in the Proxy Voting Exception Report, Heitman’s Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy;

(g)         In all instances where a Proxy Vote Exception Report has been generated, Heitman’s Compliance Officer or another member of Heitman’s Proxy Committee will inform Heitman’s Proxy Voting Clerk in writing of the Proxy Committee’s determination as to how to respond to such proxy promptly after such Proxy Committee has reached its conclusions (a “Proxy Committee Report”);

(h)        Wherever a Proxy Committee Report has been generated for a particular proxy, Heitman’s Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular Heitman client has advised Heitman in writing that the particular proxy or proxies of that type should be responded to in a particular fashion, in which circumstance Heitman’s Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

(i)            In all other cases, Heitman’s Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

(j)            The Proxy Voting Clerk will prepare a Proxy Voting Summary for the Proxy Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

The Proxy Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest:  (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Proxy Committee, adequately addresses the issue.

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The following proxy materials and records are maintained by Heitman for a period of five years in an easily accessible place, the first two years in Heitman’s office:

•                    These policies and procedures, and any amendments thereto;

•                    Each proxy statement (maintained on the ISS website);

•                    Record of each vote cast and each abstention (maintained on the ISS website);

•                    Documentation, if any, created by Heitman that was material to making a decision how to respond to proxies memorializing the basis for that decision;.

•                    Any other reports or memorializations prepared according to the above procedures; and

•                    Each written client request for information and a copy of any written response by Heitman to a client’s written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Heitman’s Compliance Officer at 1-800-225-5435, ext. 4150.  The report will be provided free of charge.

July 2003

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EXHIBIT F

April 17, 2008

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services (“RMG”), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

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SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2. Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”). A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

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Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest. We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

1)                                      Attending less than 75% of board and committee meetings without a valid excuse.

2)                                      Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)                                      Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)                                      Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

5)                                      Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal.  We will also consider on a case-by-case basis proposals to elect directors annually.  The ability to elect directors is the single most important use of the shareholder franchise, and, as a general matter, we believe that all directors should be accountable on an annual basis.  Nonetheless, we recognize that the basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board.  Moreover, in certain cases, shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, and a classified board may give incumbent management the ability to combat a hostile takeover attempt and thereby preserve shareholder value. Accordingly we will examine proposals to clarify or declassify boards of directors on a case-by-case basis and vote in the manner we determine to be in the best interests of shareholders.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. We use RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the

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company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)                                      The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)                                      Management’s rationale for why the repricing is necessary.

3)                                      The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)                                      Other factors, such as the number of participants, term of option, and the value for value exchange.

 In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

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Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)                                      Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)                                      Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)                                      Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)                                      “Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•                    Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•                    No dead-hand or no-hand pills.

•                    Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•                    Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

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Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

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EXHIBIT G

Neuberger Berman Management Inc.

Proxy summary

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

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EXHIBIT H

T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote-such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relics upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that arc counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines-many of which are consistent with ISS positions-To Rowe Price occasionally may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are

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involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to re-price options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members, the CEO, or even the entire board.

Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares.

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When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there arc sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

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EXHIBIT I

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be

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voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate and social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Investment Services Group. The Investment Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Investment Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group (“RMG”), formerly known as Institutional Shareholder Services (“ISS”), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with RMG positions, T. Rowe Price deviates from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes RMG’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, RMG’s web-based application. RMG is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

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Vote Determination

RMG provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence and who serve on key board committees. We withhold votes from directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on key board committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for failing to establish a formal nominating committee. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to

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proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under- performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Social and Corporate Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price may support well-targeted shareholder proposals that call for enhanced disclosure by companies on environmental and other public policy issues that are particularly relevant to their businesses.

Global Portfolio Companies – RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for all markets. The Proxy Committee has reviewed RMG’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Votes Against Company Management – Where RMG recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she votes contrary to management. Also, our research analysts present their voting recommendations in such situations to our portfolio managers.

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Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into RMG’s Governance Analytics system. RMG then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

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Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations -  Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted

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differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by RMG in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

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EXHIBIT I

TURNER INVESTMENT PARTNERS, INC.

TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper

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interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be

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recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations
and Technology Administration

c/o Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted:  July 1, 2003

Last revised:             April 1, 2007

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EXHIBIT J

VONTOBEL ASSET MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

(Adopted July, 2003)

Pursuant to the recent adoption by the Securities and Exchange Commission (the  “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill our responsibilities under the Act, Vontobel Asset Management, Inc. (hereinafter “Vontobel”) has adopted the following policies and procedures for proxy voting with regard to companies in our clients’ investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.

While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.

Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

 Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

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DECISION METHODS

This policy applies only to those Vontobel clients who in their investment advisory contract have chosen to have us vote their proxies. A client can change their proxy-voting decision at any time upon written notice.

The sheer number of proxy votes related to client holdings makes it impossible for Vontobel to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, we rely on Institutional Shareholder Services (ISS) to provide proxy voting research and guidance. ISS offers two separate policies, one general plan and another for Taft-Hartley clients. In most cases we vote in strict accordance with ISS recommendations, but we reserve the right to change that vote when a majority of the Portfolio Managers disagree with an ISS recommendation or the firm is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote.

Whenever a proxy vote presents a material conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling our Compliance Officer, Joseph Mastoloni at (212) 415-7051. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Clients may obtain a summary of the proxy votes cast by us for that client’s portfolio by requesting a summary from the firm’s Operations Manager, Edgar Ruffin at Vontobel Asset Management, Inc., 450 Park Avenue, New York, NY 10022.

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EXHIBIT K

WELLS CAPITAL MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital Management supports sound corporate governance practices within companies in which they invest.

II. Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration and vote execution. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities

1. Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it’s being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2. The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are identified as Appendix A of this Policy and are subject to change upon approval from the Committee Chair.

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3. WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4. Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with RiskMetrics Group (formally ISS), a provider of proxy-voting services, to provide the following services to WellsCap:

• Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform as identified in Appendix B, et seq.;

• Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

• Posts proxy information on its password-protected website, including meeting dates, agendas, and RiskMetrics’ analysis.

• Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services.

C. Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics. The Proxy Administrator reviews this information regularly and communicates with representatives of RiskMetrics to ensure that all agendas are considered and proxies are voted on a timely basis.

1. Voting Guidelines. WellsCap, through its agent (RiskMetrics), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the custom WellsCap Proxy Guideline, and (ii) RiskMetrics’ Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities.

RiskMetrics will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, RiskMetrics will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, WellsCap will defer to RiskMetrics’ Proxy Guidelines as appropriate. Finally, the Proxy Administrator shall have the authority to direct RiskMetrics to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by RiskMetrics to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by RiskMetrics, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with

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knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to RiskMetrics to be voted in conformance with the voting guidelines of RiskMetrics.

Voting decisions made by the Proxy Administrator will be reported to RiskMetrics to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4. Conflicts of Interest. WellsCap has obtained a copy of RiskMetrics policies, procedures and practices regarding potential conflicts of interest that could arise in RiskMetrics proxy voting services to WellsCap as a result of business conducted by RiskMetrics. WellsCap believes that potential conflicts of interest by RiskMetrics are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by RiskMetrics of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to RiskMetrics to vote in conformance with the voting guidelines of RiskMetrics. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

III. Other Provisions

Guideline Review

The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it or changes to specific proxy voting guidelines (the “Approved Guidelines” - discussed below). Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

•                    A copy of these proxy voting polices and procedures;

•                    Proxy statements received for client securities (which will be satisfied by relying on RiskMetrics);

•                    Records of votes cast on behalf of clients (which RiskMetrics maintains on behalf of WellsCap);

•                    Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

•                    Any documents prepared by WellsCap or RiskMetrics that were material to making a proxy voting decision.

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Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

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Appendix A

Voting Members of WellsCap Proxy Committee

Kirk Hartman- Chief Investment Officer

Jon Baranko-Director of Equity Investments

Frank Esposito-Portfolio Manager, Fundamental Growth Equity

Jerome (Cam) Philpot- Managing Director and Senior Portfolio Manager, Montgomery Small Cap Growth Equity

John Hockers- Director of Equity Risk Management, Investment Risk Management

Jennifer Vraney-Operations Manager

Consulting members of WellsCap Proxy Committee

Mai Shiver- Director of Business Risk Management

APPENDIX B

WELLS CAPITAL MANAGEMENT PROXY GUIDELINES AND PHILOSOPHY

FOR 2007

INTRODUCTION

The following Guideline and philosophy applies to WellsCap’s exercise of its fiduciary duty to vote WellsCap Proxy Client consistent with the WellsCap Custom Proxy Platform. Policies and procedures for any alternative platforms that a client may select are outside the scope of this section.

PROXY POLICY STATEMENT

A. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by an account.

B. Because the acquisition and retention of a security reflects confidence in management’s ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

•                    an evaluation of the independence of the Board, as defined by the stock exchange in which the stock is traded, in its attempt to maximize shareholder value and,

•                    upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

•                    Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

a. An evaluation will be made of the Board’s independence and performance as determined by a review of relevant factors including:

1) Length of service of senior management

2) Number/percentage of outside directors

3) Consistency of performance (EPS) over the last five years

4) Value/growth of shares relative to industry/market averages

5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

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b. If the Board is viewed to be independent and the financial performance of the Company has been good:

1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board’s and management’s position to the Committee.

D. Our process for evaluating shareholder proposals will be as follows:

1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

3. Standard shareholder proposals will be voted as indicated in the following guidelines.

E. The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, and (ii) that proxies and holdings are being reconciled

F. This Proxy Policy Statement may be disclosed to any current or prospective customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

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G. WellsCap Management employs RiskMetrics as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the WellsCap Proxy Guidelines. On issues where the Wells Cap Proxy Guidelines are silent, Wells Capital Management will defer to the RiskMetrics Proxy Guidelines, particularly in the case of global proxy issues. The WellsCap Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Cap.

H. The WellsCap Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided.

1. The WellsCap Proxy Committee requires that all proxies relating to client accounts must be voted for the exclusive benefit of the shareholders.

2. RiskMetrics is WellsCap’s proxy-voting agent and is tasked with analyzing and recommending voting positions on all proxies to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process for the specified guideline.

3. Wells Fargo hires an independent fiduciary to direct the WellsCap Proxy Committee on voting instructions for the Wells Fargo proxy.

4. Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently by RiskMetrics across proxies and on the basis of quantifiable thresholds when feasible.

5. Proxy voting recommendations are not shared with senior management of Wells Fargo prior to casting the proxy vote.

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Uncontested Election of Directors or Trustees

WFB will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. WFB will not require a performance test for directors.

FOR

WFB will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.

FOR

WFB will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

WFB will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.

AGAINST

WFB will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.

WITHHOLD

WFB will withhold votes from audit committee members when a material weakness in the effectiveness of their internal controls rises to a level of serious concern, as indicated by disclosures required under Section 404 of the Sarbanes-Oxley Act.

WITHHOLD

WFB may withhold votes from compensation committee members who presided over options backdating. Factors include motive, length of time of options backdating, size of restatement, corrective actions taken and adoption of grant policy prohibiting backdating.

CASE-BY-CASE

Ratification of Auditors

WFB will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees,	AGAINST/WITHHOLD

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audit-related fees, and permitted tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, WFB will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

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WFB will vote against proposals to ratify a company’s auditors after considering terms of agreement, impact on shareholder rights, rationale for establishing the agreement, quality of disclosure and historical practices.

CASE-BY-CASE

WFB will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

WFB will consider shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).	CASE-BY-CASE

WFB will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

WFB will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

For foreign corporations, WFB will consider on a case-by-case basis if the auditors are being changed without an explanation, or if the nonaudit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

CASE-BY-CASE

Specifically for Japan, WFB will consider voting against the appointment of independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

AGAINST

Specifically for Japan, WFB will classify any proposed amendment to companies’ articles of incorporation lengthening the internal auditors’ term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.

Directors and Auditor’s Reports

For foreign corporations, WFB will generally vote for proposals to approve directors’ and auditors’ reports, unless:	FOR

• there are concerns about the accuracy of the accounts presented or the auditing procedures used;	AGAINST

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• the company is not responsive to shareholder questions about specific items that should be publicly disclosed.	AGAINST

The directors’ report usually includes a review of the company’s performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company. Shareholders can find reference to any irregularities or problems with the

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company in the auditors report.

Company Name Change/Purpose

WFB will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, WFB will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.

FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

WFB will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.

FOR

Similarly, WFB will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Approve Other Business

WFB will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, WFB retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.

AGAINST

Independent Board Chairman

WFB will vote against proposals requiring that the positions of chairman and CEO be held separately.	AGAINST

WFB would prefer to see the chairman and chief executive positions be

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held by different individuals. However, separation of the two positions may not be in shareholders’ best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director. However, separating the chairman and CEO in most companies would be too disruptive to the company.

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Specifically in the U.K., WFB will vote against a director nominee who is both chairman and CEO if there is no adequate justification provided by the company.	AGAINST

Independent Board of Directors/Board Committees

WFB will vote for proposals requiring that two-thirds of the board be independent directors, unless the board is effectively in compliance with the request based on the definition of independence established by the stock exchange in which the stock is traded. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.

FOR

WFB will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

WFB will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

WFB will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

FOR

WFB will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. WFB will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

WITHHOLD

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the ‘single-slate’ approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board structure. The French Commercial Code gives companies three options in respect to their board structure. WFB will examine these proposals on a case-by-case basis.

CASE-BY-CASE

Specifically in Japan, in cases where a company has committed some fraudulent or criminal act, WFB will vote against the representative director(s) and individuals personally implicated in the wrongdoing.

AGAINST

In addition, WFB will vote against proposals asking the board to address the issue of board diversity.	AGAINST

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WFB will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Minimum Stock Requirements by Directors

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WFB will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.

AGAINST

Indemnification and Liability Provisions for Directors and Officers

WFB will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. WFB will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

FOR

Alternatively, WFB will vote against indemnity proposals that are overly broad. For example, WFB will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

AGAINST

For foreign corporations, WFB will vote against providing indemnity insurance to auditors as payment of such fees by the company on behalf of the auditor calls into question the objectivity of the auditor in carrying out the audit.

AGAINST

Board or Management Acts

For foreign corporations, WFB will vote for the discharge of the board and management unless:	FOR

• there are serious questions about actions of the board or management for the year in question;	AGAINST

• legal action is being taken against the board by shareholders.	AGAINST

Discharge is a tacit vote of confidence in the company’s corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

Nominee Statement in the Proxy

WFB will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.

AGAINST

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Limitation on Number of Boards a Director May Sit On

WFB will withhold votes from non-CEO directors who sit on more than six boards. WFB does not have a restriction on the number of boards a CEO sits on.	WITHHOLD

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Director Tenure/Retirement Age

WFB will vote against proposals to limit the tenure or retirement age of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, WFB is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.

AGAINST

Board Powers/Procedures/Qualifications

WFB will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, WFB will rely on the proxy voting Guidelines.

CASE-BY-CASE

Loans to Officers

WFB will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

WFB will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

CASE-BY-CASE

WFB will vote for this item when:

WFB is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction the WFB supports.

FOR

Contested Election of Directors or Trustees
Reimbursement of Solicitation Expenses	CASE-BY-CASE

WFB will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of

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the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

In addition, decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a

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mix of federal regulation, state law, and corporate charter and bylaw provisions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

WFB will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

CASE-BY-CASE

For foreign corporations, WFB will vote for the elimination of protected board seats, as all directors should be accountable to shareholders.	FOR

Removal of Directors

WFB will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

WFB will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, WFB will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

WFB will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy. However, if the board is elected annually we will not support cumulative voting.

CASE-BY-CASE

Shareholders’ Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an

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annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.

CASE-BY-CASE

Board Size

WFB will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

FOR

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However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.	AGAINST

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

WFB will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

WFB will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, WFB will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.

WITHHOLD

Alternatively, WFB will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Specifically for Canadian companies, WFB will consider on a case-by-case basis poison pill plans that contain a permitted bid feature as they require shareholder ratification of the pill and a sunset provisions whereby the pill expires unless it is renewed, and they specify that an all cash bid for all shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also, WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

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Fair Price Provisions

WFB will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

CASE-BY-CASE

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WFB will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

WFB will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

FOR

If the proposal is bundled with other charter or bylaw amendments, WFB will analyze such proposals on a case-by-case basis. In addition, WFB will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.

CASE-BY-CASE

Voting Rights

WFB will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, WFB will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.

AGAINST

Dual Class/Multiple-Voting Stock

WFB will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.

AGAINST

Alternatively, WFB will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

For foreign corporations, WFB will vote for proposals that create preference shares, provided the loss of voting rights is adequately compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.

FOR

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Supermajority Vote Provisions

WFB will generally consider on a case-by-case basis proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation’s charter or by-laws. The factors considered are those specified in the proxy guidelines.

CASE-BY-CASE

However, a supermajority requirement of 75% or more is abusive and WFB will vote against proposals that provide for them.	AGAINST

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Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation’s governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

Confidential Voting

WFB will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

WFB will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

AGAINST

Specifically in Japan, WFB will vote against management proposals amending their articles to relax their quorum requirement for special resolutions (including mergers, article amendments, and option plans) from one-half to one-third of issued capital (although such resolutions would still require two-thirds majority of votes cast).

AGAINST

Equal Access to the Proxy

WFB will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

CASE-BY-CASE

Disclosure of Information

WFB will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.

AGAINST

Annual Meetings

WFB will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or	FOR

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locations of meetings are best placed with management.

Alternatively, WFB will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

WFB will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the	FOR

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company’s outstanding voting shares.

Shareholder Advisory Committees/Independent Inspectors

WFB will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

AGAINST

Technical Amendments to the Charter of Bylaws

WFB will generally vote in favor of charter and bylaw amendments proposed solely to conform with modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.

FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

WFB will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

CASE-BY-CASE

Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

WFB will follow the ISS capital structure model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, WFB will evaluate the request on a case-by-case basis, potentially voting for the proposal based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Further, the company should identify what the stock increases are to be used for, i.e. a proposed stock split, issuance of shares for acquisitions, or for general business purposes.

CASE-BY-CASE

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case WFB will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.

AGAINST

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For reverse stock splits, WFB will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company’s stock is imminent and would result in greater harm to shareholders than the excessive share authorization.

FOR

WFB will evaluate “Going Dark” transactions, which allow listed companies to de-list and terminate the registration of their common stock on a case-by-case basis, determining whether the transaction enhances shareholder value.

CASE-BY-CASE

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WFB will generally vote in favor of forward stock splits.	FOR

Dividends

WFB will vote for proposals to allocate income and set dividends.	FOR

WFB will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, WFB will vote against the proposal.	AGAINST

WFB will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.

AGAINST

In addition, WFB will vote for proposals to set director fees.	FOR

Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

WFB will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.

FOR

Alternatively, WFB will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).

AGAINST

In addition, WFB will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

WFB will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

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Finally, WFB will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.	CASE-BY-CASE

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Reclassification of Shares

WFB will consider proposals to reclassify a specified class or series of shares on a case-by-case basis.	CASE-BY-CASE

Preemptive Rights

WFB will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.

FOR

In addition, specifically for foreign corporations, WFB will vote for issuance requests with preemptive rights to a maximum of 100% over current issued capital. In addition, WFB will vote for issuance requests without preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and cover the full range of corporate financing needs.

FOR

Share Repurchase Plans

WFB will vote for share repurchase plans, unless:	FOR

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

WFB will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

CASE-BY-CASE

WFB will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS (Institutional Shareholder Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan. ISS will also apply a pay for

FOR

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performance overlay in assessing equity-based compensation plans for Russell 3000 companies.

If the proposed cost is above the allowable cap, WFB will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

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WFB will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) WFB will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, WFB shall apply a premium on full value awards for the past three fiscal years.

AGAINST

Even if the equity plan fails the above burn rate, WFB will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, WFB will consider withholding from the members of the compensation committee.

FOR

WFB will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

WFB will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

CASE-BY-CASE

WFB will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

WFB will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

WFB will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

WFB will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

WFB will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme	AGAINST

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cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.

WFB will evaluate shareholder proposals asking companies to adopt holding

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periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.

CASE-BY-CASE

For certain OBRA-related proposals, WFB will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

CASE-BY-CASE

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. WFB will consider these plans based on their voting power dilution.

CASE-BY-CASE

WFB will generally vote for retirement plans for directors.	FOR

Specifically in Japan, WFB will vote against option plans/grants to directors or employees of “related companies,” even though they meet our criteria for dilution and exercise price, without adequate disclosure and justification.

AGAINST

Specifically in the U.K., WFB will vote against directors who have service contracts of three years, which exceed best practice and any change-in-control provisions. Management may propose director nominees who have service contracts that exceed the Combined Code’s recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after the initial

AGAINST
period.)

WFB will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	CASE-BY-CASE

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

WFB will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section

FOR

88

162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.

For foreign companies, proposals to authorize bonuses to directors and statutory

89

auditors who are retiring from the board will be considered on a case-by-case basis.	CASE-BY-CASE

Deferred Compensation Plans

WFB will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines

Disclosure on Executive or Director Compensation
Cap or Restrict Executive or Director Compensation

WFB will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

WFB will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

FOR

WFB will generally vote against proposals that (a) seek additional disclosure of information on executive or director’s pay, or (b) seek to limit executive and director pay.	AGAINST

Golden and Tin Parachutes

WFB will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, WFB will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

CASE-BY-CASE

• arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;
• guarantees of benefits if a key employee voluntarily terminates;
• guarantees of benefits to employees lower than very senior management; and
• indemnification of liability for excise taxes.

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By contrast, WFB will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

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Reincorporation

WFB will evaluate a change in a company’s state of incorporation on a case-by-case basis. WFB will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. WFB will also analyze proposed changes to the company charter and differences between the states’ corporate governance laws.

CASE-BY-CASE

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. WFB will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to

CASE-BY-CASE
determine whether the reincorporation is in shareholders’ best interests.

In addition, WFB will also examine poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions in the context of a state’s corporate governance laws on a case-by-case basis.

CASE-BY-CASE

WFB will evaluate shareholder proposals requiring offshore companies to reincorporate into the United States on a case-by-case basis.	CASE-BY-CASE

Reincorporation proposals may have considerable implications for shareholders, affecting the company’s takeover defenses and possibly its corporate structure and rules of governance.

Stakeholder Laws

WFB will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, WFB will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making.

FOR
Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions on a case-by-case basis. WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will take into account the following factors:

CASE-BY-CASE

92

• anticipated financial and operating benefits;
• offer price (cost versus premium);
• prospects for the combined companies;
• how the deal was negotiated;
• changes in corporate governance and their impact on shareholder rights.

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In addition, WFB will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.

CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives managing the liquidation,

CASE-BY-CASE

Appraisal Rights

WFB will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

WFB will usually vote mutual fund proxies as recommended by management. Proposals may include, and are not limited to, the following issues:

• eliminating the need for annual meetings of mutual fund shareholders;
• entering into or extending investment advisory agreements and management contracts;
• permitting securities lending and participation in repurchase agreements;
• changing fees and expenses; and
• changing investment policies.	FOR

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund’s average net daily assets. In exchange for this consideration, the investment advisor manages the fund’s account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor’s corporate parent.

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Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established

95

under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund’s shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

Social and Environmental Proposals

WFB will generally vote against social and environmental proposals by shareholders as their impact on share value can rarely be anticipated with any degree of confidence. Proposals that limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.

AGAINST

Social and environmental issues that may arise include:

• Energy and Environment
• Repressive Regimes and Foreign Labor Practices (South Africa, Northern Ireland, China)
• Military Business
• Maquiladora Standards & International Operations Policies
• World Debt Crisis
• Equal Employment Opportunity & Discrimination
• Animal Rights
• Product Integrity and Marketing
• Human Resources Issues
• Political and Charitable Contributions
• Reference to Sexual Orientation
• Pollution or Climate Change
• Genetically Engineered Ingredients/Seeds
• Board Diversity
• Arctic National Wildlife Refuge
• Greenhouse Gas Emissions
• Renewable Energy Sources
• Kyoto Compliance
• Land Use
• Nuclear Safety
• Concentrated Animal Feeding Operations
• Enhanced Environmental Reporting On Operations In Protected Areas

• Toxic Chemicals
• Drug Importation
• Political Contributions
• Animal Testing
• Drug Pricing

EXHIBIT L

Eaton Vance Management

Boston Management and Research

Eaton Vance Investment Counsel

PROXY VOTING POLICIES AND PROCEDURES

I.            Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures.  These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client.  In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients.  These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.  The Agent is currently Institutional Shareholder Services Inc.  Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers.  The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

Roles and Responsibilities

A.                                   Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures.  The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines.  Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B.                                     Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies.  The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below.  The Agent shall retain a record of all proxy votes handled by the Agent.  Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.   Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

Proxy Voting Guidelines (“Guidelines”)

A.                                    General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted.  In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders.  Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients.  The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.                                    Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.                                    Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D.                                    Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.                                    Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F.                                    Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1.                                       WITHIN-GUIDELINES VOTES:  Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2.                                       NON-VOTES:  Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3.                                    OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent as it deems necessary.  The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.  The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.            Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;
•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
•	A record of each vote cast;
•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.                                 Assessment of Agent and Identification and Resolution of Conflicts with Clients

Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds).  Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted

Companies the Adviser will seek instruction on how the proxy should be voted from:

•                  The client, in the case of an individual or corporate client;

•                  In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or

•                  The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety.  If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests.   In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data.  The Advisers shall review such information on a monthly basis.  The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator.  Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation.  The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Adopted June 6, 2003

As Revised January 20, 2005

As Revised August 8, 2005

As Revised February 1, 2006

EXHIBIT M

AllianceBernstein L.P.

Dated: March 2008

Statement of Policies and Procedures for

Proxy Voting

1. Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2. Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2. Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company’s shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

2.3. Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons for us to question the independence or performance of the auditors.

2.4. Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5. Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6. Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8. Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, w e will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right to vote on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests. We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9. Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1. Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2. Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3. Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4. Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5. Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

EXHIBIT N

FEBRUARY 28, 2008

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies.  MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below.  These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A.            Routine Matters. We generally support routine management proposals.  The following are examples of routine management proposals:

•      Approval of financial statements and auditor reports.

•      General updating/corrective amendments to the charter, articles of association or bylaws.

•      Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.            Board of Directors

1.     Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.     We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.      At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.     We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.     Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.     We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.     We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.     In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.      We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.     We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies).  We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.     Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.     Board diversity:  We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.     Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.     Proxy access:  We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.     Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.     Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board).  U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.     Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.     Director retirement age and term limits:  Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.   Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.            Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis.  However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest.  We also analyze proxy contests on a case-by-case basis.

D.            Changes in capital structure.

1.     We generally support the following:

•      Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•      Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•      Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•      Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•      Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•      Management proposals to effect stock splits.

•      Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•      Management proposals for higher dividend payouts.

2.     We generally oppose the following (notwithstanding management support):

•      Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•      Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•      Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•      Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E.             Takeover Defenses and Shareholder Rights

1.     Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.     Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.     Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.     Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.     Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail;

(ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.     Bundled proposals:  We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F.             Auditors.  We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G.            Executive and Director Remuneration.

1.     We generally support the following proposals:

•      Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•      Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•      Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•      Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.     Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.     Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.     We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.     We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.     Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.            Social, Political and Environmental Issues.  We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.              Fund of Funds.  Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.           ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”).  The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm.  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.            Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)  determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.            Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.            Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.     The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.     The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.     Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.     If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.     If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.     If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal.  If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above.  Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.            Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years.  To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures.  To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP.  A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.     Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.               Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then  AIP  may exercise  its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”).  (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

1.                                       Generally:  With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting.  The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies.  As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.                                       Voting Guidelines:  All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval.  The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.                                       Administration:  The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination.  The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years.  If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

EXHIBIT O

SSgA Funds Management, Inc.

PROXY VOTING POLICY AND PROCEDURES

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.  FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee.  FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)              describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)              provides the client with this written proxy policy, upon request;

3)              discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)              matches proxies received with holdings as of record date;

5)              reconciles holdings as of record date and rectifies any discrepancies;

6)              generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)              documents the reason(s) for voting for all non-routine items; and

8)              keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields.  ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.  This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal.  To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions.  If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting.  On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters.  The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy.  The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)            proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)           proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines.  However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice.  FM votes in all markets where it is feasible to do so.  Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction.  In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.                                         Generally, FM votes for the following ballot items:

Board of Directors

•                  Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

•                  Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•                  Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•                  Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

*  Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•                  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•                  Mandates requiring a majority of independent directors on the Board of Directors

•                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•                  Elimination of cumulative voting

•                  Establishment of confidential voting

Auditors

•                  Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•                  Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•                  Discharge of auditors*

•                  Approval of financial statements, auditor reports and allocation of income

•                  Requirements that auditors attend the annual meeting of shareholders

•                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•                  Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•                  Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

*  Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•                  Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•                  Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50%  of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•                  Elimination of pre-emptive rights for share issuance of less than a certain  percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•                  Elimination of shareholder rights plans (“poison pill”)

•                  Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•                  Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•                  Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•                  Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•                  Stock purchase plans with an exercise price of not less that 85% of fair market value

•                  Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•                  Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•                  Expansions to reporting of financial or compensation-related information, within reason

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•                  General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•                  Change in Corporation Name

•                  Mandates that amendments to bylaws or charters have shareholder approval

Other

•                  Adoption of anti-”greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•                  Repeals or prohibitions of “greenmail” provisions

•                  “Opting-out” of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

•                  Establishment of classified boards of directors, unless 80% of the board is independent

•                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•                  Limits to tenure of directors

•                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•                  Restoration of cumulative voting in the election of directors

•                  Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director  provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

•                  Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•                  Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•                  Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•                  (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•                  Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•                  Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•                  Adjournment of Meeting to Solicit Additional Votes

•                  Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•                  Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•                  Retirement bonuses for non-executive directors and auditors

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•                  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•                  Reincorporation in a location which has more stringent anti-takeover and related provisions

•                  Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•                  Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•                  Proposals which require inappropriate endorsements or corporate actions

•                  Proposals asking companies to adopt full tenure holding periods for their executives

III.           FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.  However, in all cases, FM uses its discretion in order to maximize shareholder value.  FM generally votes as follows:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  Against offers when we believe that  reasonable prospects exist for an enhanced bid or other bidders

•                  Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•                  For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.  However, we use each piece of information we receive – whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients.  We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors.  Companies, so identified, receive an individual, systematic review by the  FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder.  We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process —  especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, FM takes these potential conflicts very seriously  While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.  In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)              FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)              a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)              a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)              a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)              a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

SSgA Funds Management, Inc.

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee.  FM retains the final authority and responsibility for voting.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(iii)                               proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(iv)                              proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, FM takes these potential conflicts very seriously  While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.  In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

State of Incorporation

Generally, SSgA FM votes against management on reincorporation in a state which has more stringent anti-takeover and related provisions; general updating of or corrective amendments to charter; and change in corporation name.

Mergers and Restructurings

SSgA FM generally votes:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  Against offers when we believe that  reasonable prospects exist for an enhanced bid or other bidders

•                  Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•                  For offers made at a premium where no other higher bidder exists

Anti-takeover Provisions

Generally, SSgA FM votes in support of management on elimination of “poison pill” rights; reductions in supermajority vote requirements; and adoption of anti-“greenmail” provisions.

Generally, SSgA FM votes against management on anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers; amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions and shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding.

Election of Directors

Generally, SSgA FM votes in support  management on election of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

Generally, SSgA FM votes against management on proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

Generally, SSgA FM votes against management on the election of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

Generally, SSgA FM votes against management on the election of directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•                  (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Appointment of Auditors

Generally, SSgA FM votes in support of management on the approval of directors.

SSgA FM votes in support of shareholder-initiated mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent results of audits are reported to the audit committee.

Shareholder Voting Right

Generally, SSgA FM votes in support of shareholders on the establishment of confidential voting.

Changes to Capital Structure

Generally, SSgA FM votes in support of management on capitalization changes which eliminate other classes of stock and voting rights; and changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for US companies and no more than 100% of existing authorization for non-US companies.

Generally, SSgA FM votes against management on capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders; changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders.

Compensation

Generally, SSgA FM votes in support of management on directors’ and auditors’ compensation; stock purchase plans with an exercise price of not less than 85% if fair market value; and stock option plans which are incentive based and not excessive. Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

Generally, SSgA FM votes against management on Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive); and change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Generally, SSgA FM votes against shareholders on proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.

Corporate Responsibility

SSgA FM votes against shareholder-initiated restrictions related to social, political or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact; and shareholder-initiated proposals which require inappropriate endorsements or corporate actions.

PART C:  OTHER INFORMATION

Item 23.	Exhibits

(a)(1)

Penn Series Funds, Inc. (the “Registrant”): Form of Articles of Incorporation dated April 1982, as originally filed on April 26, 1983 as Exhibit 1 to Post Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, are incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

	(a)(2)	Articles of Amendment dated April 22, 2002 to the Articles of Incorporation dated April 1982 is filed herewith.

(a)(3)

Articles of Amendment dated August 1, 2004 to the Articles of Incorporation dated April 1982 is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

	(a)(4)	Articles Supplementary dated April 18, 2008 to the Articles of Incorporation dated April 1982 is filed herewith.

(b)

By-Laws as originally filed on August 27, 1992 as Exhibit 2 to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(c)	None (outstanding shares of common stock are recorded on the books and records of the Registrant - Certificates of stock are not issued).

(d)(1)

Investment Advisory Agreement dated May 1, 2000 between the Registrant and Independence Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

(d)(2)

Amendment dated May 1, 2002 to the Investment Advisory Agreement dated May 1, 2000 between the Registrant and Independence Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

(d)(3)	Form of Amendment to the Investment Advisory Agreement dated May 1, 2000, between the Registrant and Independence Capital Management, Inc., is filed herewith.

(d)(4)

Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and Bjurman, Barry & Associates, with respect to the Small Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(5)

Form of Sub-Advisory Agreement between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

(d)(6)

Amendment dated May 17, 2007 to the Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is filed herewith.

(d)(7)

Amendment dated January 31, 2008 to the Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is filed herewith.

(d)(8)

Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and Lord, Abbett & Co. LLC, with respect to the Large Cap Value and Strategic Value Funds, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(9)

Form of Sub-Advisory Agreement between Independence Capital Management, Inc. and Wells Capital Management, Incorporated, with respect to the Index 500 Fund, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

(d)(10)	Form of Sub-Advisory Agreement between Independence Capital Management, Inc. and Wells Capital Management, Inc., with respect to the Large Core Growth Fund, and SMID Cap Growth Fund is filed herewith.

(d)(11)

Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Neuberger Berman Management Inc., with respect to the Mid Cap Value Fund, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

(d)(12)

Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and Goldman Sachs Asset Management, L.P., with respect to the Small Cap Value Fund, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(13)

Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and T. Rowe Price Associates, Inc., with respect to the Flexibly Managed, High Yield Bond and Growth Stock Funds, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(14)

Sub-Advisory Agreement dated May 1, 1998 between Independence Capital Management, Inc. and Vontobel Asset Management, Inc., with respect to the International Equity Fund, is incorporated herein by reference to Exhibit (d)(7) of the

Registrant’s Post-Effective Amendment No. 47 as filed with the SEC via EDGAR (Accession No. 000950116-99-000315) on February 26, 1999.

(d)(15)

Amendment dated September 7, 2006 to the Investment Sub-Advisory Agreement dated May 1, 1998 between Independence Capital Management, Inc. and Vontobel Asset Management, Inc., with respect to the International Equity Fund, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(d)(16)	Sub-Advisory Agreement dated April 1, 2008 between Independence Capital Management, Inc. and ABN AMRO Asset Management, Inc., with respect to the Large Cap Growth Fund is filed herewith.

(d)(17)

Form of Sub-Advisory Agreement between Independence Capital Management, Inc. and Heitman Real Estate Securities LLC, with respect to the REIT Fund, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

(d)(18)

Amendment dated November 16, 2006 to the Sub-Advisory Agreement dated May 1, 2002 between Independence Capital Management, Inc. and Heitman Real Estate Securities LLC, with respect to the REIT Fund, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(d)(19)	Form of Sub-Advisory Agreement between Independence Capital Management, Inc. and Eaton Vance Management, with respect to the Large Core Value Fund, is filed herewith.

(d)(20)	Form of Sub-Advisory Agreement between Independence Capital Management, Inc. and AllianceBernstein L.P., with respect to the SMID Cap Value Fund, is filed herewith.

(d)(21)	Form of Sub-Advisory Agreement between Independence Capital Management, Inc. and Van Kampen Asset Management, with respect to the Emerging Markets Equity Fund, is filed herewith.

(d)(22)

Form of Sub-Advisory Agreement between Independence Capital Management, Inc. and SSgA Funds Management, Inc., with respect to the Small Cap Index Fund and Developed International Index Fund, is filed herewith.

(e)	None. Common stock of the Registrant is sold only to The Penn Mutual Life Insurance Company and its affiliated insurance companies for their general or separate accounts.

(f)	None.

(g)(1)

Amended and Restated Custodian Agreement dated October 28, 1992 between the Registrant and Provident National Bank as originally filed on April 26, 1993 as Exhibit 8(a) to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement, is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(g)(2)	Form of Amendment dated May 1, 2002 to the Amended and Restated Custodian Agreement dated October 28, 1992 between the Registrant and PFPC Trust Company is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

(g)(3)

Form of Foreign Custody Manager Agreement dated July 2, 2001 between the Registrant and PNC Bank is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

(h)(1)	Amended and Restated Administrative and Corporate Services Agreement dated February 21, 2008 between the Registrant and The Penn Mutual Life Insurance Company is filed herewith.

(h)(2)

Accounting Services Agreement dated May 15, 1994 between the Registrant and Provident Financial Processing Corporation as originally filed on March 10, 1990 as Exhibit 9(b) to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement, and incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(h)(3)

Agreement between the Registrant and Provident Financial Processing Corporation on fees for services under Accounting Services Agreement as originally filed on February 24, 1995 as Exhibit 9(c) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement, and incorporated herein by reference to Exhibit 9(c) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(h)(4)

Amendment dated October 24, 2006 to the Accounting Services Agreement dated May 5, 1994 is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(i)	Opinion and Consent of Morgan, Lewis & Bockius LLP, is filed herewith.

(j)	Consent of independent registered public accountants, KPMG LLP, is filed herewith.

(k)	None.

(l)	None.

(m)	None.

(n)	Not applicable.

(o)	None.

(p)(1)

Registrant’s Code of Ethics dated February 24, 2005 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(p)(2)

Independence Capital Management, Inc. Code of Ethics dated January 31, 2005 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(p)(3)

Bjurman, Barry & Associates Code of Ethics dated February 2006 is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-06-001318) on April 25, 2006.

(p)(4)	Turner Investment Partners, Inc. Code of Ethics dated March 1, 2008 is filed herewith.

(p)(5)	Lord, Abbett & Co., LLC Code of Ethics dated October 2007 is filed herewith.

(p)(6)

Wells Capital Management, Inc. Code of Ethics dated February 2007 is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(p)(7)

Neuberger Berman Management, Inc. Code of Ethics dated September 2006 is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(p)(8)

Goldman Sachs Asset Management, L.P. Code of Ethics dated January 23, 2007 is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(p)(9)	T. Rowe Price Associates, Inc. Code of Ethics is filed herewith.

(p)(10)

Vontobel Asset Management, Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-06-001318) on April 25, 2006.

(p)(11)	ABN AMRO Asset Management, Inc. Code of Ethics dated February 2008 is filed herewith.

(p)(12)

Heitman Real Estate Securities, LLC Code of Ethics dated February 1, 2005 is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(p)(13)	Eaton Vance Management Code of Ethics dated May 1, 2008 is filed herewith.

(p)(14)	AllianceBernstein L.P., Code of Ethics is filed herewith.

(p)(15)	Morgan Stanley Investment Management (as related to Van Kampen Asset Management) Code of Ethics dated December 15, 2006 is filed herewith.

(p)(16)	SSgA Funds Management, Inc., Code of Ethics is filed herewith.

(q)(1)	Powers of Attorney of Messrs. Wright, Greene, Mather, III and Bay, dated April 2008, are filed herewith.

Item 24.	Persons Controlled by or under Common Control with Registrant

The Penn Mutual Life Insurance Company (“Penn Mutual”) is the owner of 100% of the outstanding common stock of the Registrant. For further information on the ownership of the outstanding common stock of the Registrant, see “Voting Rights” in the Prospectus and “Ownership of Shares” in the Statement of Additional Information, which are incorporated hereunder by reference.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Penn Insurance and Annuity Company, a Delaware corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Capital Management, Inc., a Pennsylvania corporation, and registered investment adviser.

Penn Mutual is the record and beneficiary owner of 100% of the outstanding common stock of The Penn Janney Fund, Inc. Penn Janney Fund, Inc. is a Pennsylvania corporation and invests in new business.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Pennsylvania Trust Company, a Pennsylvania corporation.

Penn Mutual is the record and beneficial owner of 95% of the outstanding common stock of Independence Square Properties, Inc., a holding corporation incorporated in Delaware.

Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstandinf common stock of WPI Investment Corporation, a Delaware corporation.

Indepro Corp. is the record and beneficial owner of 100% of the outstanding common stock of Indepro Property Fund II Corp., a Delaware corporation.

Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstanding common stock of Janney Montgomery Scott LLC, a Delaware corporation.

Janney Montgomery Scott LLC is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: JMS Resources, Inc., a Pennsylvania corporation; JMS Investor Services, Inc., a Delaware corporation; and Janney Montgomery Scott Insurance Agency Inc., a Massachusetts corporation.

Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of a subscription agreement for 50% of the common stock of Penn Janney Advisory, Inc., a Pennsylvania corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Indepro Corp., a Delaware corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Hornor, Townsend & Kent, Inc., a Pennsylvania corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of ISP Parker Hunter, Inc., a Delaware corporation.

ISP Parker Hunter is the record and beneficial owner of 5% of the outstanding common stock of Independence Square Properties, Inc., a holding corporation incorporated in Delaware.

Hornor, Townsend & Kent, Inc. is the record and beneficial owner of 100% of the outstanding common stock of Hornor, Townsend & Kent, Inc., of Delaware, Inc. a Delaware Corporation; and Hornor, Townsend & Kent, Inc. Insurance Agency, Inc. a Pennsylvania Corporation.

Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of 49.5% of the outstanding common stock of Penn Janney Opportunities Fund LP, a Delware corporation. The remaining 1.0% of the outstanding common stock of Penn Janney Opportunities Fund LP is owned by Penn Janney GP LLC.

Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of 49.5% of the outstanding common stock of Penn Janney GP LLC, a Delware corporation. The remaining 1.0% of the outstanding common stock of Penn Janney GP LLC is owned by Richard Fox.

Item 25.	Indemnification

Article VII, Section (3) of the Articles of Incorporation of the Registrant provides generally that directors and officers of the Registrant shall be indemnified by the Registrant to the full extent permitted by Maryland law and by the Investment Company Act of 1940, now or hereinafter in force.

Article VI, Section (2) of the By-laws of the Registrant provides: Any person who was or is a party or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, settlements and reasonable expenses (including attorney’s fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26.	Business and Other Connections of Investment Advisers

Independence Capital Management, Inc.

Name and Current Position with Independence Capital Management, Inc.	Other Business and Connections During the Past Two Years

Peter M. Sherman, President, Chief Executive Officer and Director

Chairman, President and Chief Executive Officer of Independence Capital Management, Inc., Horsham, PA; Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company, Horsham, PA; Director, The Penn Insurance & Annuity Company, Horsham, PA; President & Director of Penn Janney Advisory, Inc., Horsham, PA; President & Director of Penn Janney Fund, Inc, Horsham, PA; Representative of Penn Janney Gp, LLC, Horsham, PA.

Robert E. Chappell, Director

Director of Independence Capital Management, Inc., Horsham, PA; Chairman and Chief Executive Officer of The Penn Mutual Life Insurance Company, Horsham, PA; Chairman of the Board and President of The Penn Insurance & Annuity Company, Horsham, PA; Chairman of the Board of The Pennsylvania Trust Company, Radnor, PA; Director of Independence Square Properties, LLC, Horsham, PA; Director of ISP Parker Hunter, Horsham, PA.

Peter J. Vogt, Director

Director of Independence Capital Management, Inc., Horsham, PA; Executive Vice President and Chief Financial Officer of the Penn Mutual Life Insurance Company, Horsham, PA; Director & Audit Committee member, Hornor, Townsend & Kent, Inc., Horsham, PA; Director of HTK of Delaware, Inc., of Horsham, PA; Director of HTK Insurance Agency, Inc., Horsham, PA; Director, Executive Vice President & Chief Financial Officer of The Penn Insurance & Annuity Company, Horsham, PA; Director & Audit Committee member of The Pennsylvania Trust Company, Radnor, PA.; President & Board of Managers of Independence Square Properties, LLC, Horsham, PA; President & Board of Managers of ISP Parker Hunter, Horsham, PA.

Willard N. Woolbert, Officer	Senior Vice President of Independence Capital Management, Inc., Radnor, PA; Senior Vice President and Chief Investment Officer of The Pennsylvania Trust Company, Radnor, PA.

Name and Current Position with Independence Capital Management, Inc.	Other Business and Connections During the Past Two Years

Keith Huckerby, Officer	Vice President of Independence Capital Management, Inc., Horsham, PA; Director of Sales & Marketing of The Penn Mutual Life Insurance Company, Horsham, PA.

Michelle Barry, Officer

Vice President of Independence Capital Management, Inc., Horsham, PA; President, Chief Executive Officer of Hornor, Townsend & Kent, Inc., Horsham, PA; Vice President, Product Marketing of The Penn Mutual Life Insurance Company, Horsham, PA.

Victoria Robinson, Officer

Chief Compliance Officer of Independence Capital Management, Inc., Horsham, PA; Senior Compliance Officer for Penn Series Funds, Inc., Horsham, PA; Compliance Manager, The Penn Mutual Life Insurance Company, Horsham, PA; Internal Audit Manager, The Penn Mutual Life Insurance Company, Horsham, PA;

Jill Bukata, Officer

Controller of Independence Capital Management, Inc., Horsham, PA; Controller of Penn Series Funds, Inc., Horsham, PA; Manager of Variable Funds Financial Reporting of The Penn Mutual Life Insurance Company, Horsham, PA.

John Lagana, Officer	Auditor of Independence Capital Management, Inc., Horsham, PA; Assistant Vice President of Auditing of The Penn Mutual Life Insurance Company, Horsham, PA.

Kathleen P. Vandy, Officer	Secretary of Independence Capital Management, Inc., Horsham, PA; Corporate Counsel of The Penn Mutual Life Insurance Company, Horsham, PA.

Patricia Chiarlanza, Officer

Treasurer of Independence Capital Management, Inc., Horsham, PA; Treasurer of Penn Series Funds, Inc., Horsham, PA; Assistant Treasurer of The Penn Mutual Life Insurance Company; Assistant Treasurer of The Penn Insurance & Annuity Company, Horsham, PA; Treasurer of Independence Square Properties, Horsham, PA; Treasurer of ISP Parker Hunter, Horsham, PA.

Lee J. Anderson, Officer	Vice President of Independence Capital Management, Inc., Horsham, PA; Senior Vice President of The Pennsylvania Trust Company, Radnor, PA.

Name and Current Position with Independence Capital Management, Inc.	Other Business and Connections During the Past Two Years
Christopher M. Beaulieu, Officer	Vice President of Independence Capital Management, Inc., Horsham, PA; Portfolio Manager of The Penn Mutual Life Insurance Company, Horsham, PA.

Joshua J. Myers, Officer	Vice President of Independence Capital Management, Inc., Horsham, PA; Vice President, Head of Fixed Income of The Penn Mutual Life Insurance Company, Horsham, PA.

Jennifer S. Ripper, Officer	Vice President of Independence Capital Management, Inc., Horsham, PA; Portfolio Manager of The Penn Mutual Life Insurance Company, Horsham, PA.

T. Rowe Price Associates, Inc.

Listed below are the directors and executive officers of T. Rowe Price Group, Inc. (“Price Group”), which owns 100% of the stock of T. Rowe Price Associates, Inc. (“Price Associates”), who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates.

Name and Current Position with T. Rowe Price	Other Business and Connections During the Past Two Years	Address
James T. Brady Director of Price Group	Managing director of Mid Atlantic, Ballantrae International, Ltd., Nexcen Brands, Inc., Constellation Energy Group, and McCormick & Co, Inc.	5625 Broadmoor Terrace, Ijamsville, Maryland 21754

J. Alfred Broaddus, Jr. Director of Price Group

Former president of the Federal Reserve Bank of Richmond and a member of the American Economic Association and the National Association of Business Economists. Director of Owens & Minor, Inc., Albemarle Corp. and Markel Corp.

4114 Hanover Avenue, Richmond, Virginia 23221.

Donald B. Hebb, Jr. Director of Price Group	Managing General Partner of ABS Capital Partners.	400 E. Pratt Street Suite 910 Baltimore, MD 21202

Name and Current Position with T. Rowe Price	Other Business and Connections During the Past Two Years	Address

Dr. Alfred Sommer Director of Price Group

Professor of ophthalmology, epidemiology and international health at the Johns Hopkins Bloomberg School of Public Health.  Director of the Academy for Educational Development.  Director of Becton Dickinson, a medical technology company.  Director of the Laser Foundation.  Director of the Foundation of the National Institute of Health.  Chairman of the Micronutrient Forum.  Senior medical advisor for Helen Keller International.

615 N. Wolfe Street Room 1041 Baltimore, MD 21205

Dwight S. Taylor Director of Price Group

President of Corporate Development Services, LLC. Director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. Executive Committee Member of the National Board of the National Association of Industrial & Office Properties.  Member of Board of Trustees of Baltimore Polytechnic Institute, Capitol College, and Lincoln University.

8815 Centre Park Drive, Suite 400, Columbia, Maryland 21045.

Anne Marie Whittemore Director of Price Group	Partner of the law firm of McGuireWoods L.L.P. Director of Owens & Minor, Inc., and Albemarle Corporation.	One James Center Richmond, VA 23219

All of the following directors of Group are employees of Price Associates.

Name and Current Position with T. Rowe Price	Other Business and Connections During the Past Two Years

Edward C. Bernard Vice Chairman of the Board, Director, and Vice President

Director and President of T. Rowe Price Insurance Agency, Inc.,  T. Rowe Price Advisory Services, Inc., and T. Rowe Price (Canada), Inc.  Director of T. Rowe Price International, Inc.  Director and Chairman of the Board of T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.  Director, President, and Chairman of the Board of T. Rowe Price Investment Services, Inc.  Director, President, Chief Executive Officer, and Chairman of the Board of T. Rowe Price Trust Company.

James A. C. Kennedy Director, Chief Executive Officer, and President

Director of T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International Inc.  Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.

Brian C. Rogers, Chairman of the Board, Chief Investment Officer, Director, and Vice President	Director of TRP Finance, Inc. Vice President of T. Rowe Price Trust Company.

Executive Officers:

Name and Current Position with T. Rowe Price	Other Business and Connections During the Past Two Years
Kenneth V. Moreland Chief Financial Officer and Vice President of Price Group

Chief Financial Officer and Vice President of T. Rowe Price Associates, Inc.  Chairman of the Board, Director, and President of TRP Finance, Inc.  Director and President of TRP Suburban, Inc. and TRP Suburban Second, Inc.  President of TRP Colorado Springs, LLC.

John R. Gilner Vice President of Price Group and Chief Compliance Officer of Price Associates	Chief Compliance Officer of T. Rowe Price Advisory Services, Inc. Chief Compliance Officer and Vice President of T. Rowe Price (Canada), Inc. Vice President of T. Rowe Price Investment Services, Inc.

Mary J. Miller Vice President of Price Group and Director and Vice President of Price Associates	Director of T. Rowe Price Trust Company and T. Rowe Price Recovery Fund II Associates, LLC.

Lord, Abbett & Co. LLC

Name and Position with Lord, Abbett & Co. LLC	Other Business Connections During the Past Two Years
Robert S. Dow Senior Partner and Chief Executive Officer	None

Name and Position with Lord, Abbett & Co. LLC	Other Business Connections During the Past Two Years
Joan A. Binstock Partner & Chief Operations Officer	None

Michael R. Brooks Partner & Central Division Director	None

Robert J. Ball Partner & Client Portfolio Manager – Fixed Income	None

Bruce L. Bartlett Partner & Portfolio Manager & Director Equity Investments Growth	None

Zane E. Brown Partner & Director of Fixed Income Investments	None

Patrick J. Browne Partner & Eastern Division Director	None

John F. Corr Partner & Director of Taft Hartley Marketing & Client Service	None

Milton J. Ezrati Partner & Senior Economic Strategist	None

Robert P.Fetch Managing Partner & Director of Equity Investments – Small Cap Value	None

Daria L. Foster Managing Partner	None

Daniel H. Frascarelli Partner & Director – Equity Investments — Core Equity	None

Kenneth G. Fuller Partner & Portfolio Manager – Equity Investments — Large Cap Value	None

Robert I. Gerber Partner & Chief Investment Officer	None

Michael S. Goldstein Partner & Portfolio Manager – Fixed Income – High Yield	None

Michael A. Grant Partner & Director of Institutional Marketing	None

Howard E. Hansen Partner & Portfolio Manager – Equity Investments Mid Cap Value	None

Gerard S. E. Heffernan, Jr. Partner & Portfolio Manager – Equity Investments — Small Cap Value	None

Charles F. Hofer Partner & Client Portfolio Manager	None

Cinda C. Hughes Partner & Client Portfolio Manager - Small Cap Growth	None

Ellen G. Itskovitz Partner & Research Analyst – Fixed Income — High Yield	None

Lawrence H. Kaplan Partner & General Counsel	None

Jerald M. Lanzotti Partner & Portfolio Manager – Fixed Income – Taxable	None

Name and Position with Lord, Abbett & Co. LLC	Other Business Connections During the Past Two Years
Richard C.Larsen Partner & Research Analyst - Large Cap Value	None

Robert A. Lee Partner & Director - Fixed Income – Taxable	None

Maren Lindstrom Partner & Portfolio Manager	None

Gregory M. Macosko Partner & Senior Analyst	None

Thomas Malone Partner & Western Division Director	None

Charles P. Massare, Jr. Partner & Director of Quantitative Research & Risk Management	None

Vincent J. McBride Partner & Senior Portfolio Manager - International Core Equity	None

Paul L. McNamara Partner & Director of Institutional Sales and Client Service	None

Robert J. Noelke Partner & National Sales Manager	None

A. Edward Oberhaus, III Partner & Director of Equity Investment – Trading	None

F. Thomas O’Halloran Partner & Director – Equity Investments - Small Cap Growth	None

R. Mark Pennington Partner & Director of Separately Managed Accounts	None

Walter H. Prahl Partner & Director of Quantitative Research, Taxable Fixed Income	None

Michael L. Radziemski Partner & Chief Information Officer	None

Eli M. Salzmann Partner & Director – Equity Investment — Large Cap Value Management	None

Harold E. Sharon Partner & Director – Equity Investment — International Core Equity	None

Douglas B. Sieg Partner & Director of Marketing	None

Richard D. Sieling Partner & Managing Director - Lord Abbett Limited	None

Michael T. Smith Partner & Director — Small Cap Value Blend	None

Jarrod R. Sohosky Partner & Southern Division Director	None

Diane Tornejal Partner & Director of Human Resources	None

Christopher J. Towle Partner & Director – Fixed Income	None

Edward K. von der Linde Partner & Director – Equity Investments	None

Name and Position with Lord, Abbett & Co. LLC	Other Business Connections During the Past Two Years
Marion Zapolin Partner & Chief Financial Officer	None

The principal business address for Lord, Abbett & Co. LLC is 90 Hudson Street, Jersey City, New Jersey, 07302-3973.

Wells Capital Management, Incorporated

Name and Position with Wells Capital Management, Incorporated	Other Business Connections During the Past Two Years

Robert Bissell President, Chief Executive Officer	None

Kirk D. Hartman Executive Vice President and Chief Investment Officer	None

Amru A. Khan Executive Vice President, Sales and Marketing	None

Thomas O’Malley Executive Vice President, Liquidity Management Client Services	None

James W. Paulsen Executive Vice President, Chief Investment Strategist	None

Karen L. Norton Senior Vice President and Chief Administrative and Operation Officer	None

David O’Keefe Senior Vice President, Chief Financial Officer	None

Mai Shiver Chief Compliance Officer and Director Business Risk Management	None

Sallie C. Squire Senior Vice President and Director of Professional and Corporate Development	None

William L. Timoney Executive Vice President and Chief Administrative and Operation Officer	None

ABN AMRO Asset Management, Inc.

Name and Current Position with ABN AMRO Asset Management, Inc.	Other Business and Connections During the Past Two Years	Address

Nancy Jane Holland Director, February 2006 - Present Senior Managing Director 1997 to Present	Associated with ABN AMRO Asset Management and its affiliates since 1997	161 North Clark Street Chicago, Illinois 60601
Seymour Andrew Newman, CPA Executive Vice President/ CFO/ Treasury and Secretary March 2000 to Present	Associated with ABN AMRO Asset Management and its affiliates since 1997	161 North Clark Street Chicago, Illinois 60601
Thomas Leavitt President, Chief Executive Officer and Head of Institutional Sales	Associated with ABN AMRO Asset Management and its affiliates since 2006	161 North Clark Street Chicago, Illinois 60601
Laura Manley Director, August 2006 to Present Senior Vice President, January 2007 to Present	Associated with ABN AMRO Asset Management and its affiliates since 2005	161 North Clark Street Chicago, Illinois 60601
Brian Hoeft Lord, Chief Compliance Officer, September 2006 to Present	Associated with ABN AMRO Asset Management and its affiliates since 2006	161 North Clark Street Chicago, Illinois 60601
Scott Marinko Director, August 2006 to Present Chief Operations Officer, May 2006 to Present	Associated with ABN AMRO Asset Management and its affiliates since 1997	161 North Clark Street Chicago, Illinois 60601
A. Wajid Ahmed Vice President and Controller	ABN AMRO Asset Management Holdings, Inc. ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
William R. Anderson Senior Vice President	None	161 North Clark Street Chicago, Illinois 60601
Glenna K. Anderson Assistant Vice President	None	161 North Clark Street Chicago, Illinois 60601
Mari Heather Birminghman Vice President	ABN AMRO Asset Management Holdings, Inc.	161 North Clark Street Chicago, Illinois 60601
Meredith Byrne Assistant Vice President	None	161 North Clark Street Chicago, Illinois 60601
Donald Casey Assistant Vice President	ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Christina Degiuseppe Assistant Vice President	None	161 North Clark Street Chicago, Illinois 60601

Name and Current Position with ABN AMRO Asset Management, Inc.	Other Business and Connections During the Past Two Years	Address

Craig Denham Vice President	None	161 North Clark Street Chicago, Illinois 60601
Richard Drake, CFA Senior Managing Director	None	161 North Clark Street Chicago, Illinois 60601
Martin Eisenberg Vice President	ABN AMRO Asset Management Holdings, Inc. ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Peter Fasone Vice President	None	161 North Clark Street Chicago, Illinois 60601
John Finley Vice President	None	161 North Clark Street Chicago, Illinois 60601
William Finley, CFA Senior Managing Director	ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Anthony Ford Vice President	None	161 North Clark Street Chicago, Illinois 60601
Wilfrido Garcia Officer	None	161 North Clark Street Chicago, Illinois 60601
Michael Gasparac Vice President	None	161 North Clark Street Chicago, Illinois 60601
Bruce Goldstone, CPA Vice President	ABN AMRO Asset Management Holdings, Inc. ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Vicki Gertken-Tunstall Vice President	ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Suzanne K. Guzy Senior Vice President	ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Steven Haldi Managing Director	None	161 North Clark Street Chicago, Illinois 60601
James D. Hardman Assistant Vice President	None	161 North Clark Street Chicago, Illinois 60601
Jeremy C. Hughes Vice President	None	161 North Clark Street Chicago, Illinois 60601
Kevin Kehres, CFA Managing Director	ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
David Kelch Officer	None	161 North Clark Street Chicago, Illinois 60601
Timothy Kelly Vice President	ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Thomas Kieltyka Officer	None	161 North Clark Street Chicago, Illinois 60601

Name and Current Position with ABN AMRO Asset Management, Inc.	Other Business and Connections During the Past Two Years	Address

Thomas Kmiotek Vice President	None	161 North Clark Street Chicago, Illinois 60601
Todd W. Larson Vice President	None	161 North Clark Street Chicago, Illinois 60601
Brian Lord Chief Compliance Officer & Gen Counsel & Asst Secretary	ABN AMRO Asset Management Holdings, Inc.	161 North Clark Street Chicago, Illinois 60601
Mika Nishimura Assistant Vice President	None	161 North Clark Street Chicago, Illinois 60601
Jerome Papinchock Vice President	ABN AMRO Asset Management Holdings, Inc. ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Joseph Pavnica Vice President	None	161 North Clark Street Chicago, Illinois 60601
Beverly Plant Assistant Vice President	None	161 North Clark Street Chicago, Illinois 60601
James R. Pondel Vice President	ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Simon Reeves Managing Director	None	161 North Clark Street Chicago, Illinois 60601
Jordan A. Rosner Assistant Vice President	None	161 North Clark Street Chicago, Illinois 60601
Marcia Roth Assistant Vice President	None	161 North Clark Street Chicago, Illinois 60601
Randall Rynearson Vice President	ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Timothy Scanlan, CFA Senior Vice President	ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Timothy Sheehan Assistant Vice President	None	161 North Clark Street Chicago, Illinois 60601
Gregory Shields Vice President	ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Steven Sherman Vice President	None	161 North Clark Street Chicago, Illinois 60601
Steven Smart, CFA Vice President	None	161 North Clark Street Chicago, Illinois 60601
Peter W. Spartin Senior Vice President	ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Robert Thomas III Assistant Vice President	None	161 North Clark Street Chicago, Illinois 60601

Name and Current Position with ABN AMRO Asset Management, Inc.	Other Business and Connections During the Past Two Years	Address

Jeremy Thurm Assistant Vice President	None	161 North Clark Street Chicago, Illinois 60601
Charles Ullerich Vice President	None	161 North Clark Street Chicago, Illinois 60601
Kristine Victory Vice President	ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Daniel Wanzenberg First Vice President	None	161 North Clark Street Chicago, Illinois 60601
Ann Weis Vice President & Assistant Secretary	ABN AMRO Asset Management Holdings, Inc. ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Christopher White Senior Vice President	ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Paul Wojtyla Assistant Vice President	None	161 North Clark Street Chicago, Illinois 60601
Timothy Woods Vice President	ABN AMRO Asset Management Holdings, Inc. ABN AMRO Investment Trust Company	161 North Clark Street Chicago, Illinois 60601
Todd J. Youngberg, CFA Managing Director	None	161 North Clark Street Chicago, Illinois 60601

Turner Investment Partners, Inc.

NAME AND POSITION WITH COMPANY	OTHER COMPANY	POSITION WITH OTHER COMPANY
Thomas R. Trala Chief Financial and Operating Officer, Secretary	Turner Funds Turner Investment Partners Pty. Ltd. Turner Investment Management LLC	President Board Member & Chief Operating Officer Board Member, President & Chief Operating Officer & Treasurer
Mark D. Turner Vice Chairman of the Board; President, Senior Portfolio Manager	Turner Investment Management, LLC	Chairman
Robert E. Turner Chairman of the Board; Chief Investment Officer; Chief Executive Officer	Turner Funds Turner Investment Partners Pty. Ltd.	Trustee Board Member

NAME AND POSITION WITH COMPANY	OTHER COMPANY	POSITION WITH OTHER COMPANY

	Bradley University (Peoria, IL) The Crossroads School (Paoli, PA)	Trustee Trustee
Christopher K. McHugh Board Member, Vice President, Senior Portfolio Manager	Philadelphia University	Trustee

The principal address of Turner Investment Partners and its subsidiaries Turner Investment Management, LLC and Turner Investment Partners Pty. Ltd., is 1205 Westlakes Drive, Suite 100, Berwyn, PA, 19312.

Neuberger Berman Management Inc.

Name and Current Position with Neuberger Berman Management Inc	Other Business Connections During the Past Two Years

Joseph Amato- Director	Director, CEO and President of Neuberger Berman Inc.; CEO Neuberger Berman, LLC; Managing Director, Lehman Brothers, Inc.; Former Co-Head of Asset Management, Neuberger Berman, LLC (2006-2007)

Jack L. Rivkin-Chairman	Executive Vice President, Neuberger Berman, Inc. Managing Director, Neuberger Berman, LLC

Peter E. Sundman-President	Executive Vice President and Director, Neuberger Berman Inc.; Chief Operating Officer, Neuberger Berman LLC

Robert Conti-Senior Vice President	Vice President, Neuberger Berman, LLC

Brian Gaffney- Senior Vice President	Managing Director Neuberger Berman, LLC

Edward S. Grieb-Treasurer & Chief Financial Officer	Managing Director, Chief Financial Officer, Treasurer Neuberger Berman LLC

Maxine L. Gerson- Secretary	Senior Vice President, Assistant Secretary Neuberger Berman, LLC

The principal address of NB Management, Neuberger Berman LLC and Neuberger Berman Inc. is 605 Third Avenue, New York, New York, 10158.

Bjurman, Barry & Associates

Name and Current Position with Bjurman, Barry & Associates	Other Business and Connections During the Past Two Years	Address

O. Thomas Barry III Principle & Chief Investment Officer

Senior Executive Vice President and Sr. Portfolio Manager, Board Member and Principle Member of the Investment Policy Committee for Bjurman, Barry & Associates from 1978 - Present. Co-President and Senior Portfolio Manager of the Bjurman, Barry Funds from 1997- President.

10100 Santa Monica Blvd. Suite 1200 Los Angeles, CA 90067
G. Andrew Bjurman Principle & Chief Executive Officer

President, Senior Portfolio Manager, Board Member and Principle Member of the Investment Policy Committee for Bjurman, Barry & Associates from 1970-Present. Co-President of the Bjurman, Barry Funds from 1997-Present.

10100 Santa Monica Blvd. Suite 1200 Los Angeles, CA 90067

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM LP”) is a wholly-owned subsidiary of the Goldman Sachs Group, Inc. and serves as the investment adviser to the Registrant.   Set forth below are the names, businesses and business addresses of certain managing directors of GSAM LP who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position with the Investment Adviser	Name and Address of Other Company	Connection with Other Company

Lloyd C. Blankfein Managing Director- GSAM LP	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004 Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Chairman, Chief Executive Officer and Director Managing Director
John S. Weinberg Managing Director- GSAM LP	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004 Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Vice Chairman Managing Director

Vontobel Asset Management, Inc.

Name and Current Position with Vontobel Asset Management, Inc.	Other Business Connections During the Past Two Years

Herbert J. Scheidt Chairman of the Board of Directors	Chief Executive Officer, Vontobel Group, Zurich Switzerland Chairman of the Executive Committee Bank Vontobel AG

Zeno Staub Vice Chairman of the Board of Directors	Head of Asset Management and Investment Funds Member of the Group Executive Board

Axel May Director	CFO, Head of Risk Management Vontobel Group, Zurich, Switzerland Member of the Group Executive Board

Heinrich Schlegel President and CEO	None

Thomas Wittwer Managing Director, Institutional Marketing	None

Peter Newell Managing Director, Institutional Marketing	None

Rajiv Jain Managing Director, Head Portfolio Manager, International Equities	None

Edwin Walczak Managing Director, Head of Domestic Portfolio Management	None

Joseph F. Mastoloni First Vice President & Chief Compliance Officer	Director, World Insurance Trust

The World Funds, Inc. is a registered investment company, incorporated under the laws of Maryland, comprising multiple fund series for which Vontobel Asset Management, Inc. serves as investment sub-adviser to one fund series.

Heitman Real Estate Securities LLC

Name and Position with Heitman Real Estate Securities LLC	Other Business Connections During the Past Two Years

Timothy J Pire Managing Director	None

Randall E. Newsome Executive Vice President	None

Larry S. Antonatos Executive Vice President	None

Richard Kateley Chief Operating Officer	Executive Vice President, Heitman LLC March, 1992 to November, 2007

Nancy B. Lynn Vice President	None

William E. Pogorelec Vice President	None

Mark Zahara Vice President	None

Jeffrey Yurk Assistant Vice President	None

Donna Nicole Bair Vice President	None

The principal address of Heitman Real Estate Securities LLC is 191 North Wacker Drive, Suite 2500, Chicago, IL 60606.

Eaton Vance Management

Name and Current Position with Eaton Vance Management	Other Business Connections During the Past Two Years

Thomas E. Faust- Chief Executive Officer, President of EVM and Trustee of EVC Voting Trust

Mr. Faust was elected Chief Executive Officer and Chairman of the Board of EVC on November 1, 2007. Mr. Faust was elected President of the EVC in January 2006 and served as Chief Investment Officer from November 2001 until October 31, 2007. Mr. Faust serves as a member of the Executive and Management Committees established by EVC’s Board of Directors.

Paul O’Neil- Chief Compliance Officer and Vice President of EVM

John E. Pelletier- Chief Legal Officer and Vice President of EVM, Trustee of EVC Voting Trust

John E. Pelletier was elected Chief Legal Officer of the EVC and EVM effective November 1, 2007. Mr. Pelletier is a member of EVC’s Management Committee and an officer of all the registered investment companies for which EVM or Boston Management and Research acts as investment advisor as of November 1, 2007. Prior to joining EVM, Mr. Pelletier was Chief Operating Officer at Natixis Global Associates from September 2004 to October 2007.

Name and Current Position with Eaton Vance Management	Other Business Connections During the Past Two Years

Robert J. Whelan- Chief Financial Officer, Vice President and Treasurer of EVM, Trustee of EVC Voting Trust

Robert J. Whelan was elected Chief Financial Officer of EVC and EVM effective November 1, 2007. Mr. Whelan became a member of EVC’s Management Committee on November 1, 2007. Mr. Whelan served as Vice President and Director of Finance of EVC and EVM from April 2007 to October 2007. Prior to joining EVM, Mr. Whelan served as Chief Financial Officer of Boston Private Wealth Management Group from December 2004 to March 2007.

Duncan W. Richardson- Executive Vice President and Chief Equity Investment Officer of EVM, Trustee of EVC Voting Trust	None

Jeffrey P. Beale- Vice President of EVM and Trustee of EVC Voting Trust	None

Scott H. Page- Vice President of EVM and Trustee of EVC Voting Trust	None

Payson F. Swaffield- Vice President of EVM and Trustee of EVC Voting Trust	None

Michael W. Weilheimer- Vice President of EVM and Trustee of EVC Voting Trust	None

Cynthia J. Clemson- Vice President of EVM and Trustee of EVC Voting Trust	None

Michael R. Mach- Vice President of EVM and Trustee of EVC Voting Trust	None

Robert B. MacIntosh- Vice President of EVM and Trustee of EVC Voting Trust	None

Judith A. Saryan- Vice President of EVM and Trustee of EVC Voting Trust	None

Thomas M. Metzold- Vice President of EVM and Trustee of EVC Voting Trust	None

G. West Saltonstall- Vice President of EVM and Trustee of EVC Voting Trust	None

Lisa M. Jones- Vice President of EVM and Trustee of EVC Voting Trust	None

Matthew J. Witkos- Vice President of EVM and Trustee of EVC Voting Trust

Matthew J. Witkos was elected President of Eaton Vance Distributors, Inc. in May 2007. Mr. Witkos is a member of EVC’s Management Committee. Prior to joining EVC, Mr. Witkos served as Executive Vice President of Global Distribution at IXIS Asset Managers Advisors Group.

The principal address of Eaton Vance Management is 255 State Street, Boston, MA 02109.

AllianceBernstein L.P.

Name and Current Position with the Investment Adviser	Other Business Connections During the Past Two Years

Lewis A. Sanders Chairman of the Board and Chief Executive Officer of AllianceBernstein L.P.’s Executive Management	None

Mark R. Manley Senior Vice President, Deputy General Counsel and Chief Compliance Officer of AllianceBernstein L.P.’s Executive Management	None

Seth J. Masters. Executive Vice President, Head of Blend Strategies and Chief Investment Officer of Blend Strategies of AllianceBernstein L.P.’s Executive Management	None

Lawrence H. Cohen Executive Vice President and Chief Technology Officer of AllianceBernstein L.P.’s Executive Management	None

Mark O. Mayer Executive Vice President of AllianceBernstein Investments, Inc.	None

Laurance E. Cranch Executive Vice President and General Counsel of AllianceBernstein L.P.’s Executive Management	None

Douglas J. Peebles Executive Vice President, Co-Chief Investment Officer of Fixed Income and Director of Global Fixed Income of AllianceBernstein L.P.’s Executive Management	None

Edward J. Farrell Senior Vice President and Controller of AllianceBernstein L.P.’s Executive Management	None

Jeffrey S. Phlegar Executive Vice President, Co-Chief Investment Officer of Global Value Equities of AllianceBernstein L.P.’s Executive Management	None

Sharon E. Fay Executive Vice President and Chief Investment Officer of Global Value Equities of AllianceBernstein L.P.’s Executive Management	None

James G. Reilly Executive Vice President and US Large Cap Growth Team Leader of AllianceBernstein L.P.’s Executive Management	None

Marilyn G. Fedak Executive Vice President, Head—Bernstein Global Value Equities and Co-Chief Investment Officer—US Large Cap Value	None

James A. Gingrich Executive Vice President of AllianceBernstein and Chairman and CEO of Sanford C. Bernstein & Co., LLC of AllianceBernstein L.P.’s Executive Management	None

Name and Current Position with the Investment Adviser	Other Business Connections During the Past Two Years

Lisa A. Shalett Executive Vice President of AllianceBernstein and Global Research Director of Alliance Growth Equities of AllianceBernstein L.P.’s Executive Management	None

Mark R. Gordon
Executive Vice President, Director of Global Quantitative Research, Co-Head of Alternative Investments and Chief Investment Officer of
Global Diversified Funds of AllianceBernstein L.P.’s Executive Management

None

David A. Steyn Executive Vice President and Global Head of Client Service and Marketing of AllianceBernstein L.P.’s Executive Management	None

Thomas S. Hexner Executive Vice President and Head of Bernstein Global Wealth Management of AllianceBernstein L.P.’s Executive Management	None

Gregory J. Tencza Executive Vice President and Head of Institutional Investments of AllianceBernstein L.P.’s Executive Management	None

Robert H. Joseph, Jr Senior Vice President and Chief Financial Officer of AllianceBernstein L.P.’s Executive Management	None

Christopher M. Toub Executive Vice President, Chief Executive Officer of AllianceBernstein Limited and Head—Global/International Growth Equities of AllianceBernstein L.P.’s Executive Management	None

Dominique Carrel-Billiard Director of AllianceBernstein Corporation	None

Henri de Castries Director of AllianceBernstein Corporation	None

Christopher M. Condron Director of AllianceBernstein Corporation	None

Denis Duverne Director of AllianceBernstein Corporation	None

Richard S. Dziadzio Director of AllianceBernstein Corporation	None

Name and Current Position with the Investment Adviser	Other Business Connections During the Past Two Years

Peter Etzenbach Director of AllianceBernstein Corporation	None

Deborah S. Hechinger Director of AllianceBernstein Corporation	None

Weston M. Hicks Director of AllianceBernstein Corporation	None

Gerald M. Lieberman President and Chief Operating Officer	None

Lewis A. Sanders Chairman of the Board and Chief Executive Officer	None

Lorie A. Slutsky Director of AllianceBernstein Corporation	None

A.W. (Pete) Smith, Jr. Director of AllianceBernstein Corporation	None

Peter J. Tobin Director of AllianceBernstein Corporation	None

The principal address of AllianceBernstein L.P. is 1345 Avenue of the Americas, New York, NY 10105.

Van Kampen Asset Management

Name and Current Position with Van Kampen Asset Management	Other Business Connections During the Past Two Years

Stuart Bohart – President	None

Dennis Shea – Chief Investment Officer - Global Equity Group	None

J. David Germany – Chief Investment Officer – Global Fixed Income Group	None

Edward C. Wood, III – Chief Administrative Officer	None

Kenneth Castiglia – Chief Financial Officer and Treasurer	None

Amy R. Doberman – Secretary	None

Mary Ann Picciotto – Chief Compliance Officer	None

The principal address of Van Kampen Asset Management is 522 Fifth Avenue, New York, NY 10036.

SSgA Funds Management, Inc.

Name and Current Position with SSgA Funds Management, Inc.	Other Business Connections During the Past Two Years

James E. Ross	President of SSgA FM; Senior Managing Director of SSgA

Peter Leahy	Director of SSgA FM; Executive Vice President of State Street Corporation and Chief Product Officer and Senior Managing Director of SSgA

Thomas Kelly	Treasurer of SSgA FM; Senior Managing Director and Comptroller of SSgA

Beverly J. DeWitt

Chief Compliance Officer of SSgA FM; Vice President of SSgA.  Beverly served as Interim Chief Compliance Officer of SSgA from August 15, 2007 until March 24, 2008. Prior to joining the firm in 2005, she was with IXIS Asset Management North America, L.P. and served as Senior Vice President, Senior Compliance Officer and Counsel from 2003 to 2005; Vice President, Senior Compliance Officer and Counsel from 2002 to 2003

Mark Duggan	Chief Legal Officer of SSgA FM; Senior Managing Director and Deputy General Counsel at SSgA

The principal address of SSgA Funds Management, Inc. is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Item 27.                Principal Underwriters

Not Applicable.

Item 28.                 Location of Accounts and Records

Penn Mutual Life Insurance Co. 600 Dresher Road Horsham, PA 19044	Vontobel Asset Management, Inc. 450 Park Avenue New York, NY 10022

Penn Series Funds, Inc. 600 Dresher Road Horsham, PA 19044	ABN AMRO Asset Management, Inc. 161 North Clark Street Chicago, IL 60601

PFPC Inc. Bellevue Corporate Center 103 Bellevue Parkway Wilmington, DE 19809	Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY 10005

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	Bjurman, Barry & Associates 10100 Santa Monica Boulevard, Suite 1200 Los Angeles, CA 90067

Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921	Turner Investment Partners 1205 Westlakes Drive, Suite 100 Berwyn, PA 19312

Independence Capital Management, Inc. 600 Dresher Rd., Suite 31 Horsham, PA 19044	Neuberger Berman Management Inc. 605 Third Avenue New York, NY 10158

Wells Capital Management, Incorporated 525 Market Street San Francisco, CA 94105	Eaton Vance Management 255 State Street Boston, MA 02109

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105

Heitman Real Estate Securities LLC 191 North Wacker Drive, Suite 2500 Chicago, IL 60606	Van Kampen Asset Management 522 Fifth Avenue New York, NY 10036

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111

Item 29.                Management Services

Not applicable.

Item 30.                 Undertakings

Not applicable.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania, on this 29th day of April, 2008.

PENN SERIES FUNDS, INC.
(Registrant)

By:	/s/ Peter M. Sherman
Peter M. Sherman, President

                Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 60 to the Registration Statement on From N-1A has been signed below by the following persons in the capacities indicated on the 29th day of April, 2008.

Signature			Title

/s/ Peter M. Sherman			President (Principal Executive Officer)
Peter M. Sherman

/s/ Jill Bukata			Controller (Principal Financial Officer)
Jill Bukata

*	EUGENE BAY		Director

/s/ Robert E. Chappell
	Robert E. Chappell		Director

*	JAMES S. GREENE		Director

*	CHARLES E. MATHER, III		Director

*	M. DONALD WRIGHT		Director

*

*	By:	/s/ Robert E. Chappell
Robert E. Chappell, Attorney-In-Fact

EXHIBIT INDEX

(a)(2)	Form of Articles of Amendment dated April 22, 2008 to the Articles of Incorporation dated April 1982.

(a)(4)	Articles Supplementary dated April 18, 2008 to the Articles of Incorporation dated April 1982.

(d)(3)	Form of Amendment to the Investment Advisory Agreement dated May 1, 2000, between the Registrant and Independence Capital Management, Inc.

(d)(6)

Amendment dated May 17, 2007 to the Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund.

(d)(7)

Amendment dated January 31, 2008 to the Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund.

(d)(10)	Form of Sub-Advisory Agreement between Independence Capital Management, Inc. and Wells Capital Management, Inc., with respect to the Large Core Growth Fund, and SMID Cap Growth Fund.

(d)(16)	Sub-Advisory Agreement between Independence Capital Management, Inc. and ABN AMRO Asset Management, Inc., with respect to the Large Cap Growth Fund.

(d)(19)	Form of Sub-Advisory Agreement between Independence Capital Management, Inc. and Eaton Vance Management, with respect to the Large Core Value Fund.

(d)(20)	Form of Sub-Advisory Agreement between Independence Capital Management, Inc. and AllianceBernstein L.P., with respect to the SMID Cap Value Fund.

(d)(21)	Form of Sub-Advisory Agreement between Independence Capital Management, Inc. and Van Kampen Asset Management, with respect to the Emerging Markets Equity Fund.

(d)(22)	Form of Sub-Advisory Agreement between Independence Capital Management, Inc. and SSgA Funds Management, Inc., with respect to the Small Cap Index Fund and Developed International Index Fund.

(h)(1)	Amended and Restated Administrative and Corporate Services Agreement between the Registrant and The Penn Mutual Life Insurance Company.

(i)	Opinion and Consent of Morgan, Lewis & Bockius LLP.

(j)	Consent of independent registered public accountants, KPMG LLP.

(p)(4)	Turner Investment Partners, Inc. Code of Ethics dated March 1, 2008.

(p)(5)	Lord, Abbett & Co., LLC Code of Ethics dated October 2007.

(p)(9)	T. Rowe Price Associates, Inc. Code of Ethics.

(p)(11)	ABN AMRO Asset Management, Inc. Code of Ethics dated February 2008.

(p)(13)	Eaton Vance Management Code of Ethics dated May 1, 2008.

(p)(14)	AllianceBernstein L.P., Code of Ethics.

(p)(15)	Morgan Stanley Investment Management (as related to Van Kampen Asset Management) Code of Ethics dated December 15, 2006.

(p)(16)	SSgA Funds Management, Inc., Code of Ethics.

(q)(1)	Powers of Attorney of Messrs. Wright, Greene, Mather, III and Bay, dated April 2008.